October 31, 2001

[GRAPHIC OMITTED]
ABN AMRO FUNDS LOGO

Annual Report
ABN AMRO Asset Management (USA) LLC (BULLET) Chicago Capital Management, Inc. Montag & Caldwell, Inc. (BULLET) TAMRO Capital Partners LLC (BULLET) Veredus Asset Management LLC
ABN AMRO Funds

                                        Class N & I Shares
                                        Domestic Equity/Large Cap
                                        Domestic Equity/Mid Cap
                                        Domestic Equity/Small Cap
                                        Sector
                                        Balanced
                                        International Equity
                                        Fixed Income
                                        Money Market

[LOGO OMITTED.]
ABN AMRO Funds

Dear Fellow Shareholder,

This fiscal year has certainly proven that change is the only constant. The bull market that many once thought unstoppable, ground to a halt, and volatility ruled the day. More importantly, the horrific events of September 11th profoundly altered our country as Americans pulled together in grief and in war.

Our fund family has also seen its share of change. We've worked hard over the past year to ensure that the merger between Alleghany Funds and ABN AMRO Funds occurred as smoothly as possible, with no disruption to the high level of customer service and investment management you've come to expect from us. Be assured that every decision has been made with the goals of our shareholders foremost in our minds.

With the global reach of ABN AMRO, we're able to tap into a network of investment professionals around the world. The level of resources we're able to offer our customers has also been greatly enhanced, with a wider variety of investment options and enhanced shareholder service.

We're already putting many of these resources to work as we prepare to launch another addition to our fund family. In the new year, we'll be launching ABNAMRO/Veredus Select Growth Fund. This Fund, guided by seasoned managers James
W. M. Houlton and Charles F. Mercer, will focus on mid- to large-cap companies with strong cash flow, promising new products, and accelerating earnings and profit margins. The team at Veredus has already proven themselves with their Aggressive Growth and SciTech Funds.

While change may be unavoidable, I'm proud to say that there are some things that won't change. Our managers face the market as they always have - with strict adherence to their investment processes. They have seen bear markets before, and all share the belief that this dedication to discipline is the single best way to navigate through choppy waters. We will also continue our unwavering commitment to you, our shareholders. Your trust is the most important asset we hold at ABN AMRO Funds.

Sincerely,

/S/ KENNETH ANDERSON

Kenneth C. Anderson

President


ABN AMRO FUNDS ARE NO-LOAD MUTUAL FUNDS DISTRIBUTED BY ABNAMRO DISTRIBUTION SERVICES (USA) INC., KING OF PRUSSIA, PA 19406. ALTHOUGH THE FUNDS ARE NO-LOAD, OTHER FEES AND EXPENSES DO APPLY AS DESCRIBED IN THE PROSPECTUS, WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES OF ANY OF THE FUNDS DESCRIBED. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.




             Shareholder Services 800 992-8151 www.abnamrofunds.com
     ABN AMRO Asset Management (USA) LLC o Chicago Capital Management, Inc. Montag & Caldwell, Inc. o Veredus Asset Management LLC o
                           TAMRO Capital Partners LLC

TABLE OF CONTENTS

Portfolio Manager Commentaries....................       2
Schedule of Investments...........................      23
Statement of Assets and Liabilities...............      70
Statement of Operations...........................      76
Statement of Changes in Net Assets................      82
Financial Highlights..............................      94
Notes to Financial Statements.....................     119


EQUITY FUNDS

  Chicago Capital Growth Fund
  Growth Fund
  Montag & Caldwell Growth Fund
  TAMRO Large Cap Value Fund
  Value Fund
  Talon Mid Cap Fund
  Chicago Capital Small Cap Value Fund
  Small Cap Fund
  TAMRO Small Cap Fund
  Veredus Aggressive Growth Fund
  Real Estate Fund
  Veredus SciTech Fund

BALANCED FUNDS

  Chicago Capital Balanced Fund
  Montag & Caldwell Balanced Fund

INTERNATIONAL FUNDS

  Asian Tigers Fund
  Europe Equity Growth Fund
  International Equity Fund
  Latin America Equity Fund

BOND FUNDS

  Chicago Capital Bond Fund
  Chicago Capital Municipal Bond Fund

MONEY MARKET FUND

  Chicago Capital Money Market Fund


--------------------------------------------------------------------------------
              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ABN AMRO IS A REGISTERED SERVICE MARK OF ABN AMRO HOLDING N.V. ALL RIGHTS RESERVED. ABN AMRO FUNDS ARE DISTRIBUTED BY ABN AMRO DISTRIBUTION SERVICES (USA) INC. WHICH IS NOT AN ADVISER AFFILIATE.
--------------------------------------------------------------------------------

ABN AMRO FUNDS
--------------
ABN AMRO/CHICAGO CAPITAL GROWTH FUND

PORTFOLIO MANAGERS COMMENTARY
--------------------------------------------------------------------------
                             Bernard F. Myszkowski, CFA & Richard S. Drake, CFA

Q   How did the Fund perform during the fiscal year ended October 31, 2001?
-----


A Against a very challenging and disappointing investment backdrop, the Fund outpaced its peers. For the twelve-month period that ended October 31, 2001, ABN AMRO/Chicago Capital Growth Fund Class N and Class I shares posted total returns of -25.95% and -25.78%, respectively. By comparison, the Fund's peer group, the Lipper Large-Cap Growth Fund Index, returned -40.27% and the
    Fund's benchmark, Standard & Poor's 500 Index (the "S&P[R] 500 Index") returned -24.89%.


Q   Can you can give us an overview of what made the past year so challenging?
----


A All of the elements seemingly worked against growth stocks this year. The economy slowed dramatically throughout the year and was teetering on the edge of a recession by the end of the period. A slowing economy, in turn, resulted in widespread corporate earnings shortfalls, particularly among those companies with high growth rates. Investors responded to these developments by abandoning growth stocks in favor of value stocks, meaning those with relatively low price-to-earnings ratios. The Federal Reserve Board ("the Fed") did its best to re-ignite the economy, aggressively cutting interest rates by four full percentage points from January through October. Yet, companies remained reluctant to invest for growth when they couldn't see the demand to support it.


    Throughout the period, our time-tested approach remained in tact. We continued to manage our portfolio as we always have, firm in our belief that our process will see us through for the long term. Rather than make a knee-jerk reaction to market events, we continued to select stocks based on company fundamentals.


Q   What were the key contributors to the Fund's performance during the past
-----
     year?

A It was the type of year when all but a few very narrow sectors of the market sustained losses as investors indiscriminately shifted from growth stocks into value stocks. As a result, the losses that our holdings sustained were mostly the result of those greater market forces, rather than company-specific problems. The Fund's out performance of its peers stemmed mainly from our long-term commitment to high-quality companies with consistent records of growth, which generally outpaced the more speculative companies in the face of dramatically weakening economic conditions.


    Fortunately, the year did hold a few bright spots. Johnson Controls (3.3% of net assets), an automotive industry supplier, reported earnings that beat analysts' estimates and has been our strongest performer this year. Harley Davidson (4.2%) and Electronic Data Systems (5.5%) were also top performers. In the technology sector, Dell Computer (2.8%) and Microsoft (1.8%) have recovered well after significant losses toward the end of 2000. On the downside, other technology stocks, including EMC (1.0%), Nokia (1.6%) and Cisco (2.7%), were hurt by inventory surpluses and the continued valuation corrections going on in the tech sector.


Q   What is your outlook?
-----

A The market has gained significant ground since September 11th, and we believe that it may have hit bottom on September 21. But a sustained rally will need the support of a better economic backdrop. The Fed has worked diligently to ignite economic growth, cutting interest rates to their lowest levels since the Eisenhower administration. Even with rates at such attractive levels, businesses won't expand and increase production until they're confident that demand has firmed. Ultimately, it will be up to the consumer - whose spending makes up two-thirds of the economy - to get things moving again. As the market fights its way back, the road will be anything but smooth. For our part, we're not deviating from what we do and how we do it. By keeping a close eye on economic indicators and scrutinizing corporate earning progressions, we're confident that our process will hold up well if a downturn continues or if a recovery takes hold.



                                                                OCTOBER 31, 2001

                            ABN AMRO/CHICAGO CAPITAL
                              GROWTH FUND--CLASS N
                                GROWTH OF $10,000

                                [GRAPH OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


                              LIPPER        CHICAGO CAPITAL
           S&P[R] 500        LARGE-CAP        GROWTH FUND
            INDEX          GROWTH INDEX      CLASS N SHARES
Dec-93     $10,000           $10,000            $10,000
Oct-94     $10,360           $10,535            $10,173
Oct-95     $13,096           $13,371            $13,088
Oct-96     $16,250           $16,021            $16,619
Oct-97     $21,466           $20,482            $20,801
Oct-98     $26,185           $24,417            $26,090
Oct-99     $32,902           $33,489            $33,321
Oct-00     $34,902           $36,449            $39,858
Oct-01     $26,215           $21,771            $29,514

Chicago  Capital  Growth Fund -- Class N. Shares -- $29,514
S&P[R] 500 Index -- $26, 215
Lipper Large-Cap Growth Fund Index -- $21,771

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P[R] 500 INDEX AND LIPPER LARGE-CAP GROWTH FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.


                            Average Annual
                        Total Return - Class N
                        ----------------------
One Year                      (25.95)%
Five Year                      12.17%
Since Inception                14.72%

                            Average Annual
                        Total Return - Class I
                        ----------------------
One Year                      (25.78)%
Five Year                       N/A
Since Inception               (16.09)%

The Chicago Capital Growth Fund seeks long-term total return through a combination of capital appreciation and current income. In seeking to achieve its investment objective, the Fund invests primarily in common stocks, preferred stocks and convertible securities. Chicago Capital Management, Inc. ("CCM") is the Adviser for the Fund, which commenced investment operations on December 13, 1993. The Fund offers two classes of shares: Class I (Institutional) Shares and Class N (Retail) Shares.

ABN AMRO Funds
--------------
ABN AMRO GROWTH FUND

PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------
                                          Paul Becker, CFA & Nancy Ellefson, CFA

Q   How did the Fund perform?
-----


A For the twelve-month period that ended October 31, 2001, the ABN AMRO Growth Fund returned -36.53%. By comparison, the Fund's peer group, as measured by the Lipper Large-Cap Growth Funds Index, returned -40.27% and the benchmark S&P[R] 500 Index returned -24.89%. A style-relevant benchmark used to gauge relative performance for the Fund, the Russell 1000 Growth Index, returned -39.95% during the period.


Q   How would you describe the investment environment?
-----


A In retrospect, throughout the year, the economy and the stock market proved to be wolves in sheep's clothing. In November 2000, the economy and stock market still appeared relatively healthy. The Fed had taken steps to cool the economy down. but the market continued to run at seemingly sturdy levels. Cracks in the six-year bull market for growth stocks soon began to appear; in particular, speculative forces in the technology sector began to unwind. Growth indices were far weaker than the broader based S&P[R] 500 during 2000, and this has continued in 2001. The Fed attempted to get the economy back on track by cutting rates in early 2001; however, these efforts proved too little, and the market experienced a slump into March of this year. Despite earnings disappointments, the market staged a rally between April and June based on optimism that strong consumer confidence and continued Fed intervention would spur a recovery. That enthusiasm proved unsustainable and the markets plummeted again from July to September. The horrific terrorist attacks of September 11th further extended the setback and delayed hopes for a recovery as the economy was brought to a virtual standstill in the days following the attacks. October brought renewed hope, and the stock market posted strong gains from its September low. The Fund performed well during those periods of market strength but lagged during the overall period.


Q   What factors affected your performance?
-----


A For growth managers who stayed true to their style, there were very few investment options that performed well over the past year. While the technology sector was hit first and hardest, the damage soon spread to most other growth sectors. That said, our technology holdings were the biggest detractors to performance. While we were slightly underweight, our holdings were concentrated in network related issues which were somewhat more aggressive, leading to greater exposure in the correction. While other holdings and sectors held up better than technology, they were unable to compensate for the losses of that sector. Our overweight in consumer cyclicals stocks produced favorable results for the year. Stocks such as Target (2.1%), Wal-Mart (1.9%), Home Depot (1.0%), Harley-Davidson (3.1%), and Lowe's (1.3%) added to relative performance. Financial stocks, including Fannie Mae (1.5%), Citigroup (5.1%), and American International Group (3.6%), also supported the Fund's performance on a relative basis.


Q   What is your outlook?
-----


A In our view, the third quarter of 2001 may have represented a bottom for the stock market overall and for growth stocks in particular. We expect that investor sentiment will gradually improve over the next few months, setting the stage for a return to a strong growth stock environment. With this outlook in mind, we have been seeking opportunities to increase our positions in technology and health care stocks and expect to remain overweight in consumer cyclical and financials.


                                                                OCTOBER 31, 2001


                                    ABN AMRO
                                   GROWTH FUND
                                GROWTH OF $10,000

                               [GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                              LIPPER
         ABN AMRO                           LARGE-CAP
         GROWTH FUND      S&P[R] 500       GROWTH FUNDS
         CLASS N SHARES      INDEX            INDEX

1/4/93*  $10,000           $10,000          $10,000
Dec-93   $10,502           $11,006          $10,884
Dec-94   $10,287           $11,150          $10,692
Dec-95   $13,537           $15,335          $14,267
Dec-96   $16,473           $18,854          $17,136
Dec-97   $20,424           $25,142          $22,038
Dec-98   $26,598           $32,332          $29,951
Dec-99   $30,008           $39,133          $40,670
Dec-00   $28,672           $35,572          $34,061
Oct-01   $19,790           $28,863          $23,645

Growth Fund-- $19,790
S&P[R] 500 Index-- $28,863
Lipper Large-Cap Growth Funds Index-- $23,645


THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P 500[R] INDEX AND LIPPER LARGE-CAP GROWTH FUNDS INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.


                  Average Annual
                   Total Return
                  --------------
One Year             (36.53)%
Five Year              4.32%
Since Inception        8.04%

The Growth Fund seeks total return primarily through capital appreciation. The Fund invests in common stocks and other equity securities of U.S. companies that have above average earnings growth rates and appear to have strong prospects for capital appreciation. ABN AMRO Asset Management (USA) LLC ("AAAM") is the Adviser for the Fund, which commenced operations on January 4, 1993.

ABN AMRO FUNDS
--------------
ABN AMRO/MONTAG & CALDWELL GROWTH FUND

PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------

                                                        Ronald E. Canakaris, CFA

Q   How did the Fund perform during the fiscal year ended October 31, 2001?
-----



A For the twelve-month period that ended October 31, 2001, ABN AMRO/ Montag & Caldwell Growth Fund, Class N and Class I shares, returned -17.37% and
    -17.16%, respectively. By comparison, the Fund's peer group, the Lipper Large-Cap Core Fund Index, returned -25.32%, while the Fund's benchmark, the S&P[R] 500 Index, returned -24.89%.


Q   How would you describe the investment environment?
-----


A It's been a particularly weak environment for stocks overall, and for large-cap growth stocks in particular. Early on, the damage wrought by a weakening economy, slack demand and over-capacity seemed to be limited to the technology sector. But in early 2001, weak economic conditions and poor earnings visibility spread far beyond this sector. By the end of March, 2001, the stock market had firmly and officially entered bear market territory. Aggressive interest rate cuts from the Fed spurred a brief market rally in the second calendar quarter, but the harsh reality of deteriorating earnings and rising unemployment quickly extinguished investor enthusiasm. The market continued its descent throughout the summer, a trend that was exacerbated by the terrorist attacks on September 11th, although the market rallied in October as additional Fed rate cuts and economic stimulus fueled hopes for a recovery.


Q   What helped the Fund to outperform its index and its peers?
-----


A The Fund's outperformance was largely the result of our underweighting in technology. Our overweighting in health care and consumer staples also proved to be beneficial, as investors sought them out as a haven against the economic storm. Finally, our strict adherence to our investment process allowed us to shield our investors from much of the damage that occurred in the large-cap growth sector.


    There were a number of individual standouts during the period. Johnson & Johnson (5.0%) for example, benefited from strong pharmaceutical sales and earnings growth, along with a particularly promising outlook for its cardiovascular stent business. Electronic Data Systems (5.0%) also performed well, bolstered by the fact that it was one of the few large-cap technology companies not to experience a downward revision in earnings estimates this year.


Q   What is your outlook?
-----

A We believe that the market is in the process of forming a bottom. This bear market has been going on now for eighteen months, and from peak-to-trough, the S&P[R] 500 has fallen 38%. Historically, the median bear market lasts twelve months and declines approximately 30%. This historical perspective implies that there are a number of attractively priced stocks in the current environment. Although we believe that the economy will respond to all of the fiscal and monetary stimuli in the pipeline, we're less confident about the strength of the recovery. The low level of consumer savings and the continued supply-demand imbalance in the technology sector will take some time to repair, and could constrain the magnitude of any recovery. No matter what the direction of the economy, however, we'll remain focused on our investment process, which has guided us through many different market and economic cycles.



                                                                OCTOBER 31, 2001


                           ABN AMRO/MONTAG & CALDWELL
                              GROWTH FUND--CLASS N
                                GROWTH OF $10,000

                               [GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:



                                    LIPPER       ALLEGHANY/MONTAG
                                   LARGE-CAP       & CALDWELL
                  S&P[R] 500       CORE FUND       GROWTH FUND
                  INDEX             INDEX         CLASS N SHARES

11/94             $10,000           $10,000          $10,000
10/95             $12,641           $12,226          $13,187
10/96             $15,685           $14,857          $17,131
10/97             $20,720           $19,177          $22,925
10/98             $25,277           $22,228          $27,027
10/99             $31,761           $27,824          $34,958
10/00             $33,692           $30,414          $34,623
10/01             $25,306           $22,713          $28,608

Montag & Caldwell  Growth Fund -- Class N Shares -- $28,608
S&P[R] 500 Index -- $25,306
Lipper Large-Cap Core Fund Index -- $22,713



THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P[R] 500 INDEX AND LIPPER LARGE-CAP CORE FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.


                  Average Annual
              Total Return - Class N
              ----------------------
One Year             (17.37)%
Five Year             10.80%
Since Inception       16.22%

                  Average Annual
              Total Return - Class I
              ----------------------
One Year             (17.16)%
Five Year             11.13%
Since Inception       12.31%

The M&C Growth Fund seeks long-term capital appreciation consistent with investments primarily in a combination of equity and convertible securities. Capital appreciation is emphasized, and generation of income is secondary. Montag & Caldwell, Inc. ("Montag & Caldwell") is the Adviser for the Fund, which commenced investment operations on November 2, 1994. The Fund offers two classes of shares: Class I (Institutional) Shares and Class N (Retail) Shares.

ABN AMRO FUNDS
--------------

ABN AMRO/TAMRO LARGE CAP VALUE FUND

PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------
                                                            Philip D. Tasho, CFA

Q   How did the Fund perform during the fiscal year ended October 31, 2001?
-----



A ABN AMRO/TAMRO Large Cap Value Fund, Class N, returned -3.11% since its inception date of November 30, 2000. Because the Fund has been in operations for less than twelve months, peer group and benchmark comparisons are not available.


Q   How would you describe the investment environment?
-----


A After exceeding investors' expectations for many years, companies finally raised the red flag on earnings during the past twelve months. A confluence of factors -- including global economic weakness, high energy prices throughout most of the period, and over-investment in technology and telecommunications -- led to near-record levels of negative earnings pre-announcements over the course of the year. Since stock prices typically follow earnings, it's easy to see why the stock market struggled so much during the period. In an attempt to turn the tide, the Fed stepped on the accelerator, slashing interest rates nine times from January through October, 2001 and bringing rates to their lowest levels in forty years. The events of September 11th were an exogenous shock that accelerated the deterioration of an already weak economy and a faltering stock market, although both had re-gained some strength by the end of the period. Amid all the economic gloom, investors increasingly shunned growth stocks and sought out replacements among more defensive-oriented value stocks.


Q   What factors affected your performance?
-----


A The Fund's holdings in health care and consumer staples stocks generally performed well as investors increasingly sought out companies that offered earnings stability. The Fund's underweighting in technology was also a plus for performance because it helped immunize the portfolio from that sector's dramatic slide.


    TAMRO's focus on three main investment themes - restructuring, consolidation, and new products - served us well throughout the period. Toy maker Mattel (1.5%) was a good example of our restructuring theme. After a number of unsuccessful attempts to expand into new areas, the company brought in new management and refocused on its core brands. The company's earnings have begun to accelerate, hitting and exceeding analysts' targets. Microsoft (2.4%), one of the primary consolidators in the software space, also performed well this year, exceeding its earnings targets while many competitors struggled.


    Guidant (2.2%), a leader in therapeutic products used to treat cardiovascular disease, was a recent addition to the Fund and fits well in our new products theme. We purchased the stock after its price had dropped significantly in response to near-term competitive threats in the coronary stent market. The company's excellent management, solid balance sheet and new product pipeline helped it prevail over these challenges. Tenet Healthcare (2.4%), a hospital management company, improved operating efficiencies to become a low-cost service provider, gaining market share from hospitals in the public sector.


Q   What is your outlook?
-----


A Despite a rise in unemployment rates and seemingly constant news of lay-offs, the overall employment situation in the United States remains strong by historical standards. In addition, the reduction in interest rates has enabled a massive mortgage-refinancing boom that has substantially boosted consumer-spending power. We believe that these factors, combined with the impact of monetary and fiscal policies currently underway, will dramatically increase the likelihood of a consumer-led recovery in the next twelve to eighteen months. Against this backdrop, we see many large-cap opportunities that fit into our restructuring and consolidation themes.



                                                                October 31, 2001


                                 ABN AMRO/TAMRO
                              LARGE CAP VALUE FUND
                                GROWTH OF $10,000

                               [GRAPHIC OMITTED.]
EDGAR REPRESENATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                   TAMRO                                     LIPPER
                  LARGE CAP             S&P[R]/BARRA        LARGE CAP
                  VALUE FUND            VALUE INDEX        VALUE INDEX

11/30/00          $10,000                 $10,000           $10,000
4-01              $10,570                 $10,495           $10,139
10-01              $9,689                  $8,599            $8,805


TAMRO Large-Cap Value Fund -- $9,689
S&P[R]/Barra Value Index -- $8,599
Lipper Large-Cap Value Index -- $8,805

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P[R]/BARRA VALUE INDEX AND LIPPER LARGE-CAP VALUE INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE
REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.


                  Average Annual
                   Total Return
                 ---------------
One Year               N/A
Five Year              N/A
Since Inception        N/A

The TAMRO Large Cap Value Fund seeks to provide long-term capital appreciation. The Fund invests primarily in common stocks of improving quality, large-capitalization U.S. companies. TAMRO Capital Partners LLC ("TAMRO") is the Adviser to the Fund, which commenced operations on November 30, 2000.

ABN AMRO FUNDS
--------------
ABN AMRO VALUE FUND

PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------

                                                                    Team Managed

Q   How did the Fund perform during the fiscal year ended October 31, 2001?
-----



A For the twelve-month period that ended October 31, 2001, ABN AMRO Value Fund returned -19.62%. In comparison, the Fund's benchmark, the S&P[R]/BARRA Value Index, returned -18.41%.


Q   How would you describe the investment environment?
-----


A The stock market struggled with a growing list of challenges as the year progressed. The period got off to a rough start when a spate of corporate earnings warnings and disappointing economic data rattled investors and put pressure on many sectors of the market. In January, there was some reason for optimism when the Fed made a surprise interest-rate cut, attempting to stimulate a stagnating economy. But the market was unimpressed, concerned that the Fed's campaign to raise interest rates in 2000 to stave off inflation and curb investors' "irrational exuberance" may have resulted in more of a slowdown than it had intended. Even though the Fed kept cutting rates, the economy continued to deteriorate and earnings disappointments mounted. This situation was exacerbated by worsening conditions overseas, which presented a second level of difficulty for many multi-national corporations.


    Although there were some signs that economic and market conditions were improving in August, hopes for an early economic recovery were dashed by the tragic events of September 11th. Consumer confidence, which had remained relatively strong throughout the slowdown, was shaken, extinguishing the possibility of a near-term recovery.


Q   Which  of  the  Fund's   holdings  were  most  affected  by  these  negative
-----
    developments? Which performed well?


A Not surprisingly, many of our technology holdings were major disappointments during the year as the sector came under severe pressure. And, after performing well in the early part of the period in anticipation of an energy shortage, energy stocks - particularly those involved with oil and gas production - ended the period lower. As the economy slowed and the events of September 11th curtailed travel, expected energy shortages morphed into energy surpluses as demand waned. But despite the overall negative environment for stocks, there were a few bright spots. Many health care companies enjoyed strong financial results and their stocks posted handsome gains as new research and products came on line and demographic factors continued to support the sector. Consumer staples, such as food and tobacco, also held up well as investors moved into traditionally recession-resistant stocks.


Q   What factors will shape the market's performance in the year to come?
-----


A As the economy continues to recover from the shock of September 11th, some signs for optimism have begun to emerge. The Fed's aggressive campaign of interest rate cuts may be starting to take hold, as evidenced by some firming in the prices of key commodities and technology components. But whether that recovery materializes rests largely on the shoulders of consumers. If consumer confidence returns, we anticipate a recovery in the second half of 2002.



                                                                OCTOBER 31, 2001

                                    ABN AMRO
                                   VALUE FUND
                                GROWTH OF $10,000

                               [GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


                ABN AMRO                              LIPPER
                VALUE FUND        S&P[R]/BARRA   MULTI-CAP VALUE FUNDS
                CLASS N SHARES     VALUE INDEX        INDEX

1/4/93*           $10,000           $10,000          $10,000
Dec-93            $10,666           $11,860          $11,377
Dec-94            $10,666           $11,785          $11,321
Dec-95            $14,082           $16,145          $14,825
Dec-96            $16,959           $19,697          $17,884
Dec-97            $22,131           $25,603          $22,782
Dec-98            $23,340           $29,362          $24,919
Dec-99            $25,941           $33,096          $26,513
Dec-00            $25,765           $35,108          $29,069
Oct-01            $20,907           $28,712          $26,685


Value Fund -- $20,907
S&P[R]/Barra Value Index -- $28,712
Lipper  Multi-Cap Value Funds Index -- $26,685


THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P[R]/BARRA VALUE INDEX AND LIPPER MULTI-CAP VALUE FUNDS INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.


                  Average Annual
                   Total Return
                 ---------------
One Year             (19.62)%
Five Year              5.31%
Since Inception        8.72%

The Value Fund seeks to provide total return through long-term capital appreciation and current income. The Fund invests primarily in common stocks that are undervalued and have good prospects for earnings growth. AAAM is the Adviser for the Fund, which commenced operations on January 4, 1993. Mellon Equity Associates, LLP is the Sub-Adviser of the Fund.

ABN AMRO FUNDS
--------------

ABN AMRO/TALON MID CAP FUND

PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------

                                                               Thyra E. Zerhusen

Q   How did the Fund perform during the fiscal year ended October 31, 2001?
-----


A For the twelve-month period that ended October 31, 2001, ABN AMRO/Talon Mid Cap Fund, returned 3.42%. By comparison, the Fund's peer group, the Lipper Mid-Cap Value Index, produced a total return of -2.37%, while the Fund's benchmark, the S&P[R] 400 Mid-Cap Index, returned -12.45%.


Q   How would you describe the investment environment?
-----



A It's been a rocky year. In the aftermath of the bursting of the technology bubble, the economy has weakened, corporate earnings have slumped, and stock prices have moved significantly lower. Momentum investors - who buy stocks based on expectations that earnings will continue to rise - quickly discovered that their investment approach had fallen out of favor. Investors increasingly looked for stocks that reflected more reasonable price-to-earnings ratios. Stock valuation, which largely had been ignored when the market was on its way up during the late 1990s, quickly regained its importance during the past twelve months.


Q   What were the key contributors to the Fund's performance during the past
-----
    year?


A Market volatility and investor uncertainty afforded us a number of opportunities to purchase stocks with good growth potential that we felt had been unfairly punished. One example was Boston Scientific (4.8%), which was the biggest contributor to performance with a 71% gain during the course of this fiscal year. The medical device company had fallen out of favor after a number of financial and legal problems last year, but we believed it was a solid company with excellent growth potential. We were able to purchase the stock at a terrific value and enjoyed the benefits as the company worked through its problems.


    Toy maker Mattel (3.3%), was another strong performer, up more than 87%. The company hired a new, no-nonsense CEO, who immediately went about making much-needed changes. He refocused the company on its core competencies through a major restructuring and greatly improved the bottom line. We were able to purchase the stock before the future growth rate was reflected in the stock price.


    Unfortunately, our biggest disappointment was also our largest holding. Unisys (5.9%) was down 33% over the course of the year. The company has successfully transformed itself from a technology hardware seller into a first-class technology service company, signing a number of long-term contracts with major corporations. Despite the favorable developments, investors continued to discount its value as the technology sector came under pressure. We continue to believe in the company, and consider it one of the most attractive holdings in our current portfolio.


Q   What is your outlook?
-----


A Given all the uncertainty and nervousness about the direction of the economy, interest rates and corporate earnings, we wouldn't be surprised if the market remained volatile. But from our point of view, volatility isn't all bad because it usually creates opportunities for us to buy attractively priced, well-managed companies whose stocks have been beaten down below intrinsic value. We believe that our fundamentally based, bottom-up approach to stock selection will continue to produce good results over time.




                                                                OCTOBER 31, 2001

                                 ABN AMRO/TALON
                                  MID CAP FUND
                                GROWTH OF $10,000

[GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                S&P[R] 400                            LIPPER
                  MID-CAP        TALON MID            MID-CAP
                  INDEX          CAP FUND            VALUE FUND

09-94             $10,000         $10,000             $10,000
10-94              $9,921         $10,250              $9,968
10-95             $12,025         $12,189             $11,451
10-96             $14,111         $15,420             $13,733
10-97             $18,721         $20,582             $17,579
10-98             $19,974         $18,413             $16,281
10-99             $24,180         $18,840             $17,782
10-00             $31,833         $26,201             $21,113
10-01             $27,870         $27,097             $20,613

Talon Mid Cap Fund -- $27,097
S&P[R] 400 Mid-Cap Index -- $27,870
Lipper  Mid-Cap Value Index -- $20,613

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P[R] 400 MID-CAP INDEX AND LIPPER MID-CAP VALUE INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.


                  Average Annual
                   Total Return
                  --------------
One Year               3.42%
Five Year             11.93%
Since Inception       15.04%

The Talon Mid Cap Fund seeks long-term total return through capital appreciation. The Fund invests primarily in stocks of companies believed by Talon Asset Management, Inc. ("Talon") to have prospects for long-term growth. The Fund, which commenced investment operations on September 19, 1994, may also invest in preferred stock and debt securities, including those which may be convertible into common stock. CCM is the Adviser for the Fund and Talon is the Sub-Adviser.

ABN AMRO FUNDS
--------------
ABN AMRO/CHICAGO CAPITAL SMALL CAP VALUE FUND

PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------

                                                            Philip D. Tasho, CFA

Q   How did the Fund perform during the fiscal year ended October 31, 2001?
-----



A For the twelve-month period that ended October 31, 2001, ABN AMRO/ Chicago Capital Small Cap Value Fund, posted a total return of 7.59%. In comparison, the Fund's peer group, the Lipper Small-Cap Value Fund Index, returned 7.92%, while the Fund's benchmark, the Russell 2000 Index, returned -12.70%.


Q   Given all the  uncertainty  that gripped the equity  markets during the past
-----
    twelve months, what factors helped value stocks weather the storm?


A In an environment characterized by a slowing economy, earnings shortfalls and heightened uncertainty about the future, stock valuation - as measured by relatively low price-to-earnings ratios - became increasingly important. The U.S. economy came to a virtual standstill, even as the Fed tried to stimulate growth by cutting interest rates to their lowest levels in forty years. Other efforts aimed at stimulating the economy - including tax rebates - did little to buoy business and consumer confidence. As the economy slowed, corporate earnings slumped and many high-growth companies disappointed investors with much lower-than-expected earnings results. These developments spurred a dramatic shift from growth stocks to value stocks.


Q   What was your approach during the year and how did it affect performance?
-----


A We continued to adhere to our time-tested approach, which has served investors well in good times and, we believe, even better amid uncertainty. Our thematic value investing style meant that we were very selective when choosing stocks, seeking out securities that represent value and have a catalyst for improvement. We also maintained a broadly diversified portfolio so that performance wasn't overly dependent on the fortunes of one sector or a handful of individual securities. Our strategy of letting winners run and, more importantly, being quick to cut losses, was particularly beneficial during the past year.


    Throughout the period, we remained focused on selecting attractively valued stocks that fit into our main investment themes: restructuring, consolidation, and the introduction of new products. We found many such opportunities in the financial sector, particularly among regional banks and savings and loans. One example was Prosperity Bancshares (2.9%), which fit nicely into our consolidation theme. Prosperity has benefited by expanding its community banking position in the greater Houston area through acquisition. Similarly, First Financial Holdings (3.1%), a Charleston, North Carolina based savings &loan, has also benefited from regional acquisitions.


Q   What is your outlook?
-----


A We believe that the consumer will be the catalyst for a fairly quick economic recovery. Despite rising unemployment rates, the overall employment situation in the United States remains strong by historical standards. In addition, the reduction in interest rates has enabled a massive refinancing boom that has substantially boosted consumer spending power. We believe that this strength, combined with the impact of monetary and fiscal policies currently under way, dramatically increase the likelihood of a recovery during the next twelve to eighteen months. Small-cap stocks in particular are poised to benefit from an economic upswing. Since they have underperformed large-caps for a number of years, we believe that they remain relatively undervalued and that substantial opportunities remain in the sector.




                                                                OCTOBER 31, 2001

                            ABN AMRO/CHICAGO CAPITAL
                              SMALL CAP VALUE FUND
                                GROWTH OF $10,000

                               [GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


                                     CHICAGO
                                     CAPITAL           LIPPER
                  RUSSELL 2000      SMALL-CAP         SMALL-CAP
                  INDEX             VALUE FUND       VALUE INDEX

11-98             $10,000           $10,000           $10,000
04-99             $11,517            $9,854           $10,499
10-99             $11,487            $9,193           $10,223
4/00              $13,637           $10,144           $11,271
10-00             $13,487           $10,929           $12,169
4-01              $13,248           $12,298           $13,693
10-01             $11,774           $11,758           $13,133


Chicago Capital Small Cap Value Fund --  $11,758
Russell 2000 Index --  $11,774
Lipper Small-Cap Value Index --  $13,133

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (RUSSELL 2000 INDEX AND LIPPER SMALL-CAP VALUE INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE
REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

SMALL COMPANY STOCKS MAY BE SUBJECT TO A HIGHER DEGREE OF MARKET RISK THAN THE SECURITIES OF MORE ESTABLISHED COMPANIES BECAUSE THEY TEND TO BE MORE VOLATILE AND LESS LIQUID.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.


                  Average Annual
                   Total Return
                 ---------------
One Year             7.59%
Five Year             N/A
Since Inception      5.60%

The Chicago Capital Small Cap Value Fund seeks long-term total return by investing primarily in common stocks of small U.S. companies and/or real estate investment trusts (REITs). TAMRO is the Adviser for the Fund, which commenced investment operations on November 10, 1998.

ABN AMRO FUNDS
--------------

ABN AMRO SMALL CAP FUND

PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------

                                                                    Team Managed

Q   How did the Fund perform during the fiscal year ended October 31, 2001?
-----


A For the twelve-month period, ABN AMRO Small Cap Fund, returned -16.88%. In comparison, the Fund's peer group, the Lipper Small-Cap Growth Fund Index, returned -31.22% and its benchmark, the Russell 2000 Index returned -12.70%.


Q   How would you describe the investment environment?
-----


A The past fiscal year saw significant declines in stock prices, driven by a slowdown in overall economic activity and concerns about the prospects for future economic growth. Although most major indices posted negative returns for the period, growth stocks were particularly hard hit as investors reassessed their methods of valuing stocks. During the year, the NASDAQ index experienced two of its worst quarters of all time, and was down almost 50% for the period. A dramatic repositioning of capital resulted in reversals of prior year small-cap trends, with the Russell 2000 Growth Index retreating 31.50%, while the Russell 2000 Value Index advanced a solid 8.75%, making it one of the very few indices to show positive returns during the period. Our small-capitalization portfolio also declined substantially for the year.


Q   Against that backdrop, what helped the Fund and what hurt it?
-----


A Our allocation to both growth and value stocks paid handsome dividends, significantly softening the blow and limiting potential exposure to the stock market downturn, and growth stocks in particular. During the year, technology stocks were the hardest hit stocks during the year as many companies experienced a reversal in the sales and earnings growth of prior years and the financial health of many stocks in this sector became questioned. Applied Micro Circuits (0.4%) and Network Appliance (0.4%) were two of our larger technology holdings and each was down more than 80% for the period.


    On the value side of the portfolio, we continue to position the portfolio for an economic expansion, overweighting basic materials, transportation, consumer cyclicals and technology, while underweighting utilities, REITs and consumer staples.


Q   What's your outlook?
-----


A While we are encouraged by the strong market rebound that took place in October, we are still concerned about the lingering reduction in capital spending and concerns that productivity may be hampered by increased security measures. Throughout the year, we have maintained our discipline in culling names from the portfolio whose future prospects have diminished, and replacing them with higher quality stocks that may have previously fallen outside of our valuation parameters. We feel that these market leaders with the strongest growth prospects will benefit the most from an overall market rebound, but should also be the most likely to outperform if the market once again deteriorates.


                                                                OCTOBER 31, 2001

                                    ABN AMRO
                                 SMALL CAP FUND
                                GROWTH OF $10,000

                               [GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


                                                 LIPPER
             SMALL CAP                          SMALL-CAP
              FUND           RUSSELL 2000     GROWTH FUNDS
          CLASS N SHARES        INDEX         AVERAGE INDEX

1/4/93*      $10,000           $10,000          $10,000
Dec-93       $10,279           $11,888          $11,694
Dec-94        $9,635           $11,671          $11,624
Dec-95       $12,730           $14,992          $15,910
Dec-96       $15,202           $17,465          $18,646
Dec-97       $17,619           $21,370          $21,019
Dec-98       $16,470           $20,826          $21,539
Dec-99       $19,085           $25,253          $33,040
Dec-00       $20,250           $24,490          $31,405
Oct-01       $17,661           $21,941          $23,918

Small Cap Fund --  $17,661
Russell 2000 Index --  $21,941
Lipper Small-Cap Growth Funds Index --  $23,918



THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (RUSSELL 2000 INDEX AND LIPPER SMALL-CAP GROWTH FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

SMALL COMPANY STOCKS MAY BE SUBJECT TO A HIGHER DEGREE OF MARKET RISK THAN THE SECURITIES OF MORE ESTABLISHED COMPANIES BECAUSE THEY TEND TO BE MORE VOLATILE AND LESS LIQUID.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.


                  Average Annual
              Total Return - Class N
              ----------------------
One Year             (16.88)%
Five Year              4.96%
Since Inception        6.66%

The Small Cap Fund seeks to provide long-term capital appreciation by investing primarily in a blended portfolio of growth and value stocks of small capitalization companies. AAAM is the Adviser for the Fund, which commenced operations January 4, 1993. Delaware Management Co. is the Sub-Adviser of the Fund.

ABN AMRO FUNDS
--------------
ABN AMRO/TAMRO SMALL CAP FUND

PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------

                                                            Philip D. Tasho, CFA

Q   How did the Fund perform during the fiscal year ended October 31, 2001?
-----


A From its inception on November 30, 2000, through October 31, 2001, ABN AMRO/TAMRO Small Cap Fund, Class N, returned 7.74%. Since the Fund has been in operation for less than twelve months, no peer or benchmark comparisons are available.


Q   How would you describe the investment environment?
-----


A In a word, challenging. Both the Fed and the U.S. government fought hard to spur economic growth, dramatically lowering interest rates, cutting taxes and, after the events of September 11th, increasing government spending. But those efforts were repeatedly undercut by fundamentally weak economic conditions and disappointing corporate earnings overall, putting stocks under severe pressure. Anemic stock market rallies in January and April provided some hope, but they weren't sustainable enough to pull the market out of its doldrums. The final weeks of the period also provided stocks with a lift, although it's uncertain at this point whether that rally will prove to have legs.


Q   What was your approach during this weak environment?
-----


A We continued to adhere to our time-tested approach, which has served investors well in good times and, we believe, even better amid uncertainty. We were very selective when choosing stocks, seeking out securities that represent value and have a catalyst for improvement. We also maintained a broadly diversified portfolio so that performance wasn't overly dependent on the fortunes of one sector or a handful of individual securities. Our strategy of letting winners run and, more importantly, being quick to cut losses, was particularly beneficial during the past year. We also focused on three main investment themes: restructuring, consolidation, and the introduction of new products.


Q   Which investments weathered the storm best? Which disappointed?
-----


A The two largest sectors in the Fund, finance and consumer cyclicals, both aided the Fund's performance over the year. In the financial sector, our winners included  financial and bank holding company  Hibernia  (1.9%),  and
    Provident Bankshares (2.0%). In the consumer cyclicals sector, our investments in Pep Boys (2.2%) benefited from that company's substantial restructuring which included closing underperforming stores and cutting costs. Entertainment Properties Trust (2.2%) was another strong performer, emerging from a movie theater industry shake out relatively unscathed. Being underweight in the technology sector also helped performance, since most tech stocks suffered substantial declines. That said, the few technology holdings we did own were our main disappointments for the year.


Q   What is your outlook?
-----


A Despite a rise in unemployment rates and seemingly constant news of lay-offs, the overall employment situation in the United States remains strong by historical standards. In addition, the reduction in interest rates has enabled a massive mortgage-refinancing boom that has substantially boosted consumer-spending power. We believe that these factors, combined with the impact of monetary and fiscal policies under way, dramatically increase the likelihood of a consumer-led recovery in the next twelve to eighteen months. Because small-cap stocks have underperformed large-caps for a number of years, we believe that they remain relatively undervalued and that substantial opportunities remain in the sector given an improved economic backdrop.


                                                                OCTOBER 31, 2001

                                 ABN AMRO/TAMRO
                                 SMALL CAP FUND
                                GROWTH OF $10,000

                               [GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:



                                             TAMRO           LIPPER
                           RUSSELL 2000     SMALL CAP       SMALL-CAP
                           INDEX             FUND           CORE INDEX


11/30/2000                 $10,000          $10,000           $10,000
4-01                       $10,947          $11,460           $10,945
10-01                       $9,729          $10,774           $10,220


TAMRO Small-Cap Fund -- $10,774
Russell 2000 Index -- $9,729
Lipper  Small-Cap Core Index -- $10,220


THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (RUSSELL 2000 INDEX AND LIPPER SMALL-CAP CORE INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE
REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

SMALL COMPANY STOCKS MAY BE SUBJECT TO A HIGHER DEGREE OF MARKET RISK THAN THE SECURITIES OF MORE ESTABLISHED COMPANIES BECAUSE THEY TEND TO BE MORE VOLATILE AND LESS LIQUID.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.


                  Average Annual
                   Total Return
                  --------------
One Year               N/A
Five Year              N/A
Since Inception        N/A

The TAMRO Small Cap Fund seeks to provide long-term capital appreciation. The Fund invests primarily in a blended portfolio of growth and value stocks of small-capitalization companies. The Fund may also invest in real estate investment trusts (REITs), securities outside the small-cap range and cash equivalent securities. TAMRO is the Adviser to the Fund, which commenced operations on November 30, 2000.

ABN AMRO Funds
--------------

ABN AMRO/VEREDUS AGGRESSIVE GROWTH FUND

PORTFOLIO MANAGERS COMMENTARY
--------------------------------------------------------------------------------

                                       B. Anthony Weber  Charles P. McCurdy, Jr.

Q   How did the Fund perform during the fiscal year ended October 31, 2001?
-----



A Although difficult market conditions translated into disappointing absolute returns for the Fund, it outpaced its peers by a significant margin. For the twelve-month period that ended October 31, 2001, ABN AMRO/Veredus Aggressive Growth Fund, Class N, returned -10.08%. In comparison, the Fund's peer group, the Lipper Small-Cap Growth Fund Index, returned -31.22% and its benchmark, the Russell 2000 Index returned -12.70%.


Q   How would you describe the investment environment?
-----



A Growth stocks, both large and small, were adversely affected by poor economic conditions, disappointing corporate earnings and a dramatic market shift that favored stocks with lower-price-to-earnings, also known as value stocks. Technology stocks were particularly hard hit by these developments. In addition to growing worry over the economy and earnings, technology companies also faced over capacity and flagging demand. After reaching its all-time high of about 5100+, in mid-March 2000, the technology-dominated Nasdaq Composite Index plunged about 67% to close at 1690 on October 31, 2001. But the bear market in growth stocks certainly wasn't limited to technology, and very few industry sectors made it through the year unscathed. The Fed did its best to revive the ailing economy through a series of interest rate cuts, but, apart from a few fizzled rallies, neither growth stocks nor the economy responded with sustained enthusiasm.


Q   What helped the Fund outpace its peers in this challenging environment?
-----



A Given the substantial losses suffered by some of the most influential sectors in the market - particularly technology - the sectors you avoided were far more important than the sectors you owned. The Fund's outperformance versus its benchmark and peers can be largely explained by our avoidance of the technology sector. Back in March of 2000, when the Nasdaq hit its height, we predicted an eighteen-month bear market for technology and adjusted our portfolio accordingly. By sticking to our guns since then, we avoided getting sucked into the technology rallies that occurred in January and April because we didn't believe that a real market bottom had occurred.


    Some of our best performers during the year came from the health care sector, which was viewed by many investors as a safe haven from economic difficulty. Cytyc (3.8%), a medical device company, DaVita (1.5%), a maker of renal care devices, and STERIS (3.4%), which produces sterilization equipment, each posted strong gains and contributed to the Fund's performance. Financial companies such as Astoria Financial (2.5%) and Roslyn Bancorp (2.5%) also enjoyed strong returns.


Q   What is your outlook?
-----


A We're increasingly optimistic based on our view that we're on the verge of a major turnaround in this market. Low interest rates, coupled with a government stimulus and declining oil prices, should help put the economy back on a growth track. The coming months may be choppy, but we feel that ultimately, expectations for an economic rebound will set the stage for a market recovery. We also believe that the same sectors that provided superior relative performance throughout the downturn - health care, financials and certain consumer-related industries - should lead the market higher. We have increased our technology and telecommunications-related exposure to a more normalized 35%. We believe the market is forecasting a much better than expected recovery for next year.


                                                                OCTOBER 31, 2001

                                ABN AMRO/VEREDUS
                         AGGRESSIVE GROWTH FUND--CLASS N
                                GROWTH OF $10,000

                               [GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                   VEREDUS
                  RUSSELL         AGGRESSIVE      LIPPER
                  2000              GROWTH       SMALL-CAP
                  INDEX              FUND       GROWTH INDEX

06-98             $10,000          $10,000         $10,000
10-98              $8,311           $8,620           $7,91
10-99              $9,547          $16,630         $11,215
10-00             $11,209          $25,502         $15,418
10-01              $9,612          $22,931          $8,609



Veredus Aggressive Growth Fund -- Class N Shares -- $22,931
Russell  2000 Index --  $9,612
Lipper  Small-Cap  Growth  Index --  $8,609


THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (RUSSELL 2000 INDEX AND LIPPER SMALL-CAP GROWTH INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

SMALL COMPANY STOCKS MAY BE SUBJECT TO A HIGHER DEGREE OF MARKET RISK THAN THE SECURITIES OF MORE ESTABLISHED COMPANIES BECAUSE THEY TEND TO BE MORE VOLATILE AND LESS LIQUID.

TECHNOLOGY COMPANIES PRESENT SPECIAL RISKS TO INVESTORS INCLUDING SECTOR CONCENTRATION AND SMALL COMPANY STOCK RISK. INVESTMENTS CONCENTRATED IN A SPECIAL INDUSTRY OR SECTOR MAY BE SUBJECT TO GREATER MARKET RISK AND MAY BE MORE VOLATILE.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.


                  Average Annual
              Total Return - Class N
              ----------------------
One Year             (10.08)%
Five Year            N/A
Since Inception       28.24%

                  Average Annual
              Total Return - Class I
              ----------------------
One Year             N/A
Five Year            N/A
Since Inception      N/A

The Veredus Aggressive Growth Fund seeks to provide capital appreciation by investing primarily in equity securities of companies with accelerating earnings. Veredus Asset Management LLC ("Veredus") is the Adviser for the Fund, which commenced investment operations on June 30, 1998. The Fund offers two classes of shares: Class I (Institutional) Shares and Class N (Retail) Shares.

ABN AMRO Funds
--------------
ABN AMRO REAL ESTATE FUND

PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------
                                                                   Nancy Holland


Q   How did the Fund perform during the fiscal year ended October 31, 2001?
-----


A For the twelve-month period that ended October 31, 2001, ABN AMRO Real Estate Fund, produced a total return of 7.89%. By comparison, the Fund's peer group, the Lipper Real Estate Fund Index, returned 9.61% and the Fund's benchmark, the Morgan Stanley REIT Equity Index, returned 13.25%.


Q   What factors affected the Fund's performance during the year?
-----


A Real estate stocks held up well in a tough market environment, boosting the Fund's returns and dramatically outperforming the overall stock market as measured by the S&P[R] 500 Index's twelve-month return of -24.89%. A weakening economy and disappointing U.S. corporate earnings prompted investors to shift their sights away from growth-oriented stocks in favor of those that produce high levels of income. REITs - which pay out higher dividends than most other stocks and even many bonds - were some of the prime beneficiaries of this shift. The dramatic decline in bond yields as the Fed slashed interest rates also fueled demand for REITs as yield-hungry investors increasingly sought out higher-yielding alternatives to bonds. This quest for yield had a pronounced affect on which segments of the REIT market performed best. Throughout much of the period, investors gravitated toward the lower-quality, higher-yielding companies, putting our orientation toward higher-quality, higher-growth stocks at somewhat of a short-term disadvantage.


Q   Which of the Fund's holdings performed best? Which disappointed?
-----


A Our holdings in malls and shopping centers posted strong gains. Even as the economy weakened, consumer sentiment remained resilient throughout most of the period, resulting in reasonably strong retail sales up until the events of September 11th. Holdings in the apartment sector didn't fare as well. We had anticipated that apartments would hold their own in the face of an economic downturn, given that they are a cost-effective source of housing. But the severity of the economic downturn, particularly in California, caused a sell-off of the apartment sector.


Q   What's your outlook?
-----


A We see a number of reasons to be optimistic. In our view, the real estate industry is much better positioned than it had been entering any prior economic downturn. Granted, demand across most sectors has trailed off somewhat in response to decelerating economic conditions and the events of September 11th. But we believe once an economic recovery takes hold - which we expect to occur next year - demand will firm. Furthermore, supply has remained in check. With supply and demand expected to remain close to equilibrium, we believe that real estate stocks can continue to perform well.



                                                                OCTOBER 31, 2001

                                    ABN AMRO
                                REAL ESTATE FUND
                                GROWTH OF $10,000

                               [GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                  MORGAN STANLEY       LIPPER
                  REAL ESTATE     REIT EQUITY        REAL ESTATE
                  FUND               INDEX             INDEX

12/31/97*         $10,000           $10,000          $10,000
Jun-98             $9,516            $9,492           $9,545
Dec-98             $8,721            $8,310           $8,461
Jun-99             $9,264            $8,694           $8,997
Dec-99             $8,431            $7,932           $8,136
Jun-00             $9,689            $8,987           $9,156
Dec-00            $10,856           $10,059          $10,216
Oct-01            $10,806           $10,453          $10,357


Real Estate Fund --  $10,806
Morgan Stanley REIT Equity Index --  $10,453
Lipper Real Estate Index --  $10,357


THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (MORGAN STANLEY REIT EQUITY INDEX AND LIPPER REAL ESTATE INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

REAL ESTATE FUNDS MAY BE SUBJECT TO A HIGHER DEGREE OF MARKET RISK THAN DIVERSIFIED FUNDS BECAUSE OF THE CONCENTRATION IN A SPECIFIC INDUSTRY OR GEOGRAPHICAL SECTOR. RISKS ALSO INCLUDE DECLINES IN THE VALUE OF REAL ESTATE, GENERAL AND ECONOMIC CONDITIONS, CHANGES IN THE VALUE OF UNDERLYING PROPERTY AND DEFAULTS BY BORROWERS.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.


                  Average Annual
              Total Return - Class N
              ----------------------
One Year               7.89%
Five Year               N/A
Since Inception        2.04%

The Real Estate Fund seeks total return through a combination of growth and income. The Fund invests primarily in real estate investment trusts (REITs) and common stocks of other equity securities of U.S. and foreign companies principally engaged in the real estate sector. AAAM is the Adviser for the Fund, which commenced operations December 30, 1997.

ABN AMRO Funds
--------------

ABN AMRO/VEREDUS SCITECH FUND

PORTFOLIO MANAGERS COMMENTARY
--------------------------------------------------------------------------------

                                      B. Anthony Weber & Charles P. McCurdy, Jr.

Q   How did the Fund perform during the fiscal year ended October 31, 2001?
-----


A The Fund significantly outpaced its peers during a very difficult investment environment. For the twelve-month period that ended October 31, 2001, ABN AMRO/Veredus SciTech Fund, returned -14.49%. By comparison, the Fund's peer group, the Lipper Science & Technology Fund Index, returned -58.35%, while its benchmark, the PSE Technology 100 Index, returned -38.36%.


Q   Why did technology stocks struggle so much during the period?
-----


A As they entered the period, technology companies were already struggling with over-capacity, weak demand, and high valuations. That supply and demand imbalance intensified during the past twelve months as the economy weakened, taking a big bite out of technology companies' earnings. Although it looked as those conditions might have improved in August, the tragic events of September 11th caused many companies to reduce or eliminate their technology spending, at least temporarily. The sector's prospects seemed to be looking up a bit in the final weeks of the period as bargain-hunting investors returned to the sector and a number of the sector's leaders affirmed their earnings targets.


Q   Why did the Fund outpace its peers?
-----


A We have maintained a bearish outlook for technology stocks during the last eighteen months, leading us to invest only where we saw opportunity. Our view was that it was more important to invest extremely selectively given all the problems technology companies faced, rather than risk investors' money just for the sake of being fully invested. As a consequence of this prudent stance, we maintained a higher cash position than we typically would under more normal conditions.


    We found other opportunities in the health care sector, which performed relatively well as many investors shifted their allegiance from technology to health care stocks. Medical device companies like Cytyc (4.1%) benefited from innovative new product introductions. Biotechnology companies, on the other hand, were driven down with the technology sector, even though the only real thing the two groups shared in common was their four-letter ticker symbols.


    That said, the market's downturn provided us with a great opportunity to pick up technology companies we liked at very attractive prices. We found opportunities in Genesis Microchip (4.1%), an image-processing chip maker, and Terayon Communications Systems (4.4%), a broadband access provider. Both companies executed their strategies well over the period, and were rewarded by the market for doing so.


Q   What is your outlook?
-----


A We are cautiously optimistic based on our view that the nine interest rate cuts and increased governmental spending will get the economy back on a growth track. From a valuation standpoint, we would like to point out that in March of 2000, the height of the internet bubble, the average stock in the PSE Index was overvalued by 9%. Conversely, before the terrorist attack on the World Trade Center, the average stock was undervalued by 20%. The combination of these two factors, in anticipation of better times ahead, is what led us to deploy our cash position. While a market recovery may be choppy, we believe our portfolio is well positioned to profit from an anticipated market rebound.


                                                               OCTOBER 31, 2001

                                ABN AMRO/VEREDUS
                                  SCITECH FUND
                                GROWTH OF $10,000

[GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                    PACIFIC
                  STOCK EXCHANGE    ABN AMRO/VEREDUS              LIPPER
                  TECHNOLOGY             SCITECH            SCIENCE & TECHNOLOGY
                     INDEX                FUND                    INDEX

06-00             $10,000                $10,000                 $10,000
10-00              $8,821                 $8,939                  $8,716
04-01              $6,991                 $7,875                  $5,318
10-01              $5,437                 $7,643                  $3,630


ABN AMRO/Veredus SciTech Fund -- $7,643
PSE Technology  Index -- $5,437
Lipper Science & Technology Fund Index -- $3,630


THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO A $10,000 INVESTMENT MADE IN THE INDICES (PSETECHNOLOGY INDEX AND LIPPER SCIENCE &TECHNOLOGY INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

SMALL COMPANY STOCKS MAY BE SUBJECT TO A HIGHER DEGREE OF MARKET RISK THAN THE SECURITIES OF MORE ESTABLISHED COMPANIES BECAUSE THEY TEND TO BE MORE VOLATILE AND LESS LIQUID.

TECHNOLOGY COMPANIES PRESENT SPECIAL RISKS TO INVESTORS INCLUDING SECTOR CONCENTRATION AND SMALL COMPANY STOCK RISK. INVESTMENTS CONCENTRATED IN A SPECIAL INDUSTRY OR SECTOR MAY BE SUBJECT TO GREATER MARKET RISK AND MAY BE MORE VOLATILE.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.


                  Average Annual
                   Total Return
                  --------------
One Year             (14.49)%
Five Year              N/A
Since Inception      (18.21)%

The Veredus SciTech Fund seeks long-term capital appreciation by investing primarily in equity securities of science and technology companies. Veredus is the Adviser for the Fund, which commenced investment operations on June 30, 2000.

ABN AMRO Funds
--------------
ABN AMRO/CHICAGO CAPITAL BALANCED FUND

PORTFOLIO MANAGERS COMMENTARY
--------------------------------------------------------------------------------

                           Bernard F. Myszkowski, CFA & Thomas J. Marthaler, CFA

Q   How did the Fund perform during the fiscal year ended October 31, 2001?
-----


A For the twelve-month period that ended October 31, 2001, ABN AMRO/Chicago Capital Balanced Fund, returned -13.41%. By comparison, the Fund's peer group, the Lipper Balanced Fund Index returned -8.75%, while the Fund's benchmark, a blend of 60% S&P[R] 500 and 40% Lehman Brothers Aggregate Bond Indexes, returned -9.11%.


Q   What factors affected the Fund's performance?
-----


A While everything seemed to be working against stocks, bonds had some powerful winds at their backs. Weak economic conditions resulted in widespread corporate earnings shortfalls, prompting investors to push stock prices lower and increasingly gravitate toward more stable fixed-income investments. That increased demand for fixed-income securities, coupled with nine interest rate cuts from January through October, resulted in some of the strongest one-year gains bonds have ever enjoyed.


Q   What stock market holdings performed well? Which disappointed?
-----


A All but a very few sectors of the market sustained losses as investors indiscriminately shifted from growth stocks to value stocks during the year. As a consequence, the losses many of our holdings sustained resulted from market trends, rather than company-specific problems. Our long-term commitment to high-quality companies with consistent growth was a plus for performance because they performed far better than more speculative companies as the economy weakened. Some examples of good performers included automotive supplier Johnson Controls (1.7%), which reported better-than-expected earnings. Harley Davidson and Electronic Data Systems (2.3% and 3.0%) also posted strong gains. In the technology sector, Dell Computer (1.7%) and Microsoft (1.2%) have recovered well after significant losses toward the end of 2000. On the downside, other technology stocks, including EMC (0.8%), Nokia (1.1%) and Cisco (1.6%), were hurt by inventory surpluses and the continued valuation corrections going on in the sector.


Q   What was your approach to the bond market?
-----


A We generally focused on sectors of the market that offered an attractive yield advantage over U.S. Treasury securities. In the corporate sector, our holdings in bonds issued by health care companies generally posted strong gains as investors flocked to companies with a proven ability to prosper during economic weakness. On the flip side, a couple of telecommunications holdings disappointed when the industry came under intense pressure. Beyond the corporate sector, we found attractive yields among some mortgage-backed securities, although the Fund remained underweighted in them throughout the year.


Q   What's your outlook?
-----


A We believe the Fed is at or near the end of its current cycle of lowering interest rates to stimulate the economy, and we expect stronger economic growth in 2002. We also believe that the stock market may already have hit bottom. But we have lingering questions about the strength of economic recovery and the magnitude of a potential stock market rebound. No matter what, we'll remain focused on our equity investment process, which has guided us to success through many different market and economic cycles. As for bonds, we plan to maintain our focus on corporate bonds - especially the lower-quality tiers of the investment-grade market - because we believe they will perform well as the economy perks up.


                                                                OCTOBER 31, 2001

                            ABN AMRO/CHICAGO CAPITAL
                                  BALANCED FUND
                                GROWTH OF $10,000

                               [GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                  60% S&P[R] 500
                  INDEX/                                               LEHMAN
                  40% LEHMAN                   CHICAGO                 BROTHERS
                  BROTHERS       LIPPER        CAPITAL                 AGGREGATE
                  AGGREGATE      BALANCED      BALANCED    S&P[R] 500  BOND
                  BOND INDEX     FUND INDEX    FUND        INDEX       INDEX



09-95             $10,000        $10,000       $10,000     $10,000     $10,000
10-96             $11,707        $11,420       $11,847     $12,364     $10,722
10-97             $14,379        $13,715       $14,229     $16,333     $11,675
10-98             $16,814        $15,511       $16,862     $19,928     $12,766
10-99             $19,439        $17,458       $19,772     $25,041     $12,833
10-00             $20,716        $18,834       $22,701     $26,564     $13,770
10-01             $18,829        $17,186       $19,658     $19,952     $15,775

Chicago Capital Balanced Fund --  $19,658
60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index -- $18,829 S&P 500 Index -- $19,952
Lehman Brothers Aggregate Bond Index --  $15,775
Lipper Balanced Fund Index --  $17,186


THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (60% S&P[R] 500 INDEX/40% LEHMAN BROTHERS AGGREGATE BOND INDEX, S&P[R] 500 INDEX, LEHMAN BROTHERS AGGREGATE BOND INDEX AND LIPPER BALANCED FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.


                  Average Annual
                   Total Return
                  --------------
One Year             (13.41)%
Five Year             10.66%
Since Inception       11.70%

The Chicago Capital Balanced Fund seeks growth of capital with current income. The Fund seeks to achieve this objective by holding a combination of equity and fixed income securities, including common stocks (both dividend and non-dividend paying), preferred stocks, convertible preferred stocks, fixed income securities, including bonds and bonds convertible into common stocks, and short-term interest-bearing obligations. CCM is the Adviser for the Fund, which commenced investment operations on September 21, 1995.

ABN AMRO Funds
--------------

ABN AMRO/MONTAG & CALDWELL BALANCED FUND

PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------

                                                        Ronald E. Canakaris, CFA

Q   How did the Fund perform during the fiscal year ended October 31, 2001?
-----


A For the twelve-month period that ended October 31, 2001, ABN AMRO/Montag & Caldwell Balanced Fund, Class N and Class I shares, returned -6.34% and -6.13%, respectively. In comparison, the Fund's peer group, the Lipper Balanced Fund Index, returned -8.75% and its benchmark, a 60%/40% blend of the S&P 500 Index and Lehman Brothers Government Credit Bond Index, returned -8.80%.


Q   What areas of strength did you see during the year?
-----


A Falling interest rates resulted in very strong returns for most types of bonds, including those that were the main focus of the Fund. From the very beginning of the period, bonds began to rally in response to expectations that the Fed would cut interest rates in 2001 to stimulate anemic economic growth. That rally intensified when the Fed more than met earlier expectations and cut rates seven times between January and August. After the events of September 11th, the Fed made two additional cuts to steady the financial markets and moderate the severity of an economic downturn. As interest rates fell, bond yields also declined and their prices - which move opposite their yields - rose. Throughout the year, bonds were also helped by growing demand as investors re-balanced their portfolios by increasing their exposure to fixed-income investments.


Q What were your strategies in the equity market and how did they affect performance?
-----


A Our decision to maintain a significant underweighting in technology companies was a definite plus for performance as technology companies suffered severe losses throughout the period. Our overweighting in health care and consumer staples also proved beneficial because investors looked to these groups as havens against the economic storm. Finally, our strict adherence to our investment process allowed us to shield our investors from much of the damage that occurred in the large-cap growth sector. There were a number of individual standouts during the period. Johnson & Johnson (3.1%) for example, benefited from strong pharmaceutical sales and earnings growth, along with a particularly promising outlook for its cardiovascular stent business. Electronic Data Systems (3.1%) also performed well, bolstered by the fact that it was one of the few large-cap technology companies not to experience a downward revision in earnings estimates this year.


Q   What is your outlook?
-----


A   In our view,  the stock  market is in the process of forming a bottom.  This bear market has been going on now for eighteen months, and from peak-to-trough, the S&P[R] 500 has fallen 38%. Historically, the median bear market lasts twelve months and declines approximately 30%. This historical perspective implies that there are a number of attractively priced stocks in the current environment. Although we believe that the economy will respond to all of the fiscal and monetary stimuli in the pipeline, we're less confident about the strength of the recovery. No matter what the direction of the economy, however, we'll remain focused on our investment process, which has guided us through many different market and economic cycles. As for bonds, we have reduced the overall interest-rate sensitivity of the portfolio in anticipation that a return to economic growth might force interest rates to drift higher. We continue to favor intermediate-maturity, high-quality corporate and government agency bonds, which offer significantly higher yields than U.S. Treasury securities with comparable maturities.


                                                                OCTOBER 31, 2001

                           ABN AMRO/MONTAG & CALDWELL
                             BALANCED FUND--CLASS N
                                GROWTH OF $10,000

                               [GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


                      60% S&P[R] 500
                      INDEX/            MONTAG &
                      40% LEHMAN        CALDWELL
          LIPPER      BROTHERS            BALANCED                   LEHMAN
          BALANCED    GOVERNMENT           FUND-                    BROTHERS
          FUND        CREDIT BOND       CLASS N-     S&P[R] 500    GOVT  CREDIT
          INDEX       INDEX               SHARES       INDEX       BOND INDEX

11-94     $10,000        $10,000         $10,000      $10,000      $10,000
10-95     $11,759        $12,229         $12,375      $12,641      $11,616
10-96     $13,462        $14,238         $14,895      $15,685      $12,242
10-97     $16,168        $17,469         $18,509      $20,720      $13,321
10-98     $17,887        $20,519         $21,185      $25,276      $14,690
10-99     $20,132        $23,537         $24,962      $31,759      $14,593
10-00     $21,718        $25,133         $25,472      $33,690      $15,634
10-01     $19,818        $22,921         $23,857      $25,305      $18,029





Montag & Caldwell Balanced Fund-- Class N Shares --  $23,857
60% S&P[R] 500 Index/40% Lehman Brothers Government Credit Bond Index -- $22,921 S&P[R] 500 Index -- $25,305
Lehman Brothers Government Credit Bond Index --  $18,029
Lipper Balanced Fund Index --  $19,818


THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (60% S&P[R] 500 INDEX/40% LEHMAN BROTHERS GOVERNMENT CREDIT BOND INDEX, S&P[R] 500 INDEX, LEHMAN BROTHERS GOVERNMENT CREDIT BOND INDEX AND LIPPER BALANCED FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.


                  Average Annual
              Total Return - Class N
              ----------------------
One Year              (6.34)%
Five Year              9.88%
Since Inception       13.24%

                  Average Annual
              Total Return - Class I
              ----------------------
One Year              (6.13)%
Five Year              N/A
Since Inception        0.96%

The M&C Balanced Fund seeks long-term total return through investment primarily in a combination of equity, fixed income and short-term securities. The allocation between asset classes may vary in accordance with the expected rates of return of each asset class; however, primary emphasis is placed upon selection of particular investments as opposed to allocation of assets. Montag & Caldwell is the Adviser for the Fund, which commenced investment operations on November 2, 1994. The Fund offers two classes of shares: Class I (Institutional) Shares and Class N (Retail) Shares.

ABN AMRO Funds
--------------
ABN AMRO ASIAN TIGERS FUND

PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------

                                                                    Team Managed

Q   How did the Fund perform during the fiscal year ended October 31, 2001?
-----


A For the twelve-month period that ended October 31, 2001, ABN AMRO Asian Tigers Fund, Class N, returned -29.96%. By comparison, the Fund's peer group, the Lipper Pacific Ex-Japan Funds Index, returned -24.59%, while the benchmark MSCI AC Asia Free Ex-Japan Index returned -24.84.


Q   How would you describe the investment environment?
-----


A It was difficult. Asia was hit hard by the economic slowdown in the United States. Many Asian economies are heavily dependent on foreign demand for their goods and services, primarily from the U.S and, to a lesser extent, Europe. The severe downturn in the technology sector was particularly troubling, since so much of Asia's foreign trade is technology-driven. While the overwhelming sentiment was negative, the larger economies, including China and India, held up better than the region as a whole. Because of their large domestic economies, China and India are able to support growth on their own without relying solely on foreign demand.


Q   What was the Fund's strategy over the period?
-----


A While maintaining diversification across the region, we remained reasonably defensive throughout the year. Regionally, overweightings in less foreign-demand sensitive countries including Hong Kong, China and India helped performance, while we maintained underweight positions in countries that are more sensitive, including Malaysia and Singapore. Our stock selection was decidedly mixed. We enjoyed a reasonable amount of success in Hong Kong and India, but were less successful in Malaysia, where the large, more liquid securities, which comprise the bulk of our investable universe, failed to capture significant investor interest due to valuation concerns. In Hong Kong, an overweighting in property developers and banks and an underweighting in the telecommunications sector aided performance, while we maintained a more diversified portfolio in India.


Q   What is your outlook?
-----


A Signs of a sustainable recovery in the global economy are a prerequisite for an improvement in Asian equity markets. That said, this could be an excellent time for investors with a longer time horizon to look closely at Asian markets. Despite their recent problems, most Asian economies are fundamentally sound, and many Asian companies across the region have restructured, improving both their efficiency and their balance sheets. We're confident that both the Fund and the Asian economy are well-positioned to benefit when global economies recover.


                                                                OCTOBER 31, 2001

                                    ABN AMRO
                                ASIAN TIGERS FUND
                                GROWTH OF $10,000

                               [GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


                             MSCI AC       LIPPER
                             ASIA          PACIFIC
              ASIAN          FREE         EX-JAPAN
              TIGERS        EX-JAPAN       FUNDS
              FUND           INDEX         INDEX

1/3/94*       $10,000       $10,000       $10,000
Dec-94         $9,498        $8,306        $8,314
Dec-95        $10,600        $8,639        $8,901
Dec-96        $12,142        $9,506        $9,905
Dec-97         $7,774        $5,675        $5,992
Dec-98         $6,890        $5,233        $5,397
Dec-99        $11,180        $8,617        $9,491
Dec-00         $6,921        $5,582        $6,434
Oct-01         $5,099        $4,371        $5,130


Asian Tigers Fund -- $5,099
MSCI AC Asia Free Ex-Japan Index -- $4,371
Lipper  Pacific  Ex-Japan Funds Index -- $5,130


THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (MSCI AC ASIA FREE EX-JAPAN INDEX AND LIPPER PACIFIC EX-JAPAN FUNDS AVERAGE INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

INVESTING IN FOREIGN SECURITIES MAY INVOLVE ADDITIONAL RISKS, SOCIAL AND POLITICAL INSTABILITY, REDUCED MARKET LIQUIDITY AND CURRENCY VOLATILITY.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.


                  Average Annual
                   Total Return
                  --------------
One Year             (29.96)%
Five Year            (14.95)%
Since Inception       (8.25)%

The Asian Tigers Fund seeks long-term capital appreciation. The Fund invests primarily in common stocks and other securities of companies headquartered or based in Asian countries (other than Japan). AAAM is the Adviser for the Fund, which commenced operations January 3, 1994.

ABN AMRO Funds
--------------

ABN AMRO EUROPE EQUITY GROWTH FUND

PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------

                                                                    Team Managed

Q   How did the Fund perform during the fiscal year ended October 31, 2001?
-----


A From the Fund's inception on December 18, 2000, through October 31, 2001, ABN AMRO Europe Equity Growth Fund provided a total return of -31.90%. Because the Fund has been in operation less than twelve months, no peer group or benchmark comparisons are available.


Q Can you give us a rundown of the events that shaped the European market's performance?
-----


A The period got off to a shaky start when numerous profit warnings and the deteriorating state of the U.S. economy put pressure on European stocks. In the first quarter of 2001, stocks performed poorly due to a combination of rapidly decelerating economic growth, particularly in the U.S. and Japan, profit warnings and doubts about the economy on both sides of the Atlantic. Stocks perked up a bit in the second quarter when financial market indicators painted a picture of an embryonic recovery, even though real economic data remained gloomy. At the beginning of the third quarter, some leading indicators suggested that U.S. economic conditions were improving, although later it became clear that the U.S. economy was weakening before the terrorist attacks of September 11th. As a result of those events, global economies continued to weaken, uncertainty remained high and profit warnings from companies increased. Despite rate reductions by the Fed, the European Currency Board and many other central banks around the world, an increase in the demanded risk premium sent the European markets lower. October brought some relief when European stocks regained much of their post-September 11th losses.


Q   What factors contributed to the Fund's performance?
-----


A Our investment approach, based on longer-term growth themes, led us to overweight positions in health care, information technology, media, mobile telecommunications and commercial services. Unfortunately, our approach was at a decided disadvantage this past year as investors increasingly turned their backs on growth companies. Our overweighting in information technology companies was the biggest detractor from performance since that sector sustained the biggest losses in response to a slowing economy. That said, information technology companies rebounded strongly in October, gaining more than 23% in that one month alone. In contrast, health care companies were the biggest positive contributors for most of the year.


Q   What's your outlook?
-----


A The terrorist attacks on the United States clearly reinforced negative economic developments. Declining consumer and corporate confidence figures are likely to put continued pressure on global macro economic expectations, and we expect that the United States will fall into recession. Against that backdrop, we believe that it will be difficult for European economies to escape from that trend. Nonetheless, the structural changes that are taking place in European industry continue and, under these economic conditions, the difference between the winners and losers within the various sectors will become more clearly defined. So we'll continue to remain focused on our process: attempting to choose the right sectors, and selecting the right companies within each sector.


                                                                OCTOBER 31, 2001

                                    ABN AMRO
                            EUROPE EQUITY GROWTH FUND
                                GROWTH OF $10,000

                               [GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


                                                      LIPPER
                  EUROPE                              EUROPE
                  EQUITY            MSCI AC           REGION
                  GROWTH            EUROPE            FUNDS
                  FUND              INDEX             INDEX


12/20/00*         $10,000           $10,000          $10,000
June-01           $10,050           $10,000          $10,000
Oct-01             $6,810            $7,534           $7,258

Europe Equity Growth Fund --  $6,810
MSCI AC Europe Index --  $7,534
Lipper Europe Region Funds Index --  $7,258


THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (MSCI AC EUROPE INDEX AND LIPPER EUROPE REGION FUNDS INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

INVESTING IN FOREIGN SECURITIES MAY INVOLVE ADDITIONAL RISKS, SOCIAL AND POLITICAL INSTABILITY, REDUCED MARKET LIQUIDITY AND CURRENCY VOLATILITY.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.


                  Average Annual
                   Total Return
                 ----------------
One Year              N/A
Five Year             N/A
Since Inception       N/A

The Europe Equity Growth Fund seeks long-term capital appreciation. The Fund invests primarily in common stocks and other equity securities of companies headquartered or based in European countries and that have strong prospects for capital appreciation through earnings growth. AAAM is the Adviser for the Fund, which commenced operations December 18, 2000.

ABN AMRO Funds
--------------
ABN AMRO INTERNATIONAL EQUITY FUND

PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------

                                                                    Team Managed

Q   How did the Fund perform during the fiscal year ended October 31, 2001?
-----


A For the twelve-month period that ended October 31, 2001, ABN AMRO International Equity Fund, returned -32.41%. By comparison, the Fund's peer group, the Lipper International Funds Index, returned -24.09% and its benchmark, the MSCI EAFE Index, returned -24.93%.


Q   How would you describe the investment environment?
-----



A From a global perspective, it was a very difficult period for growth investors. As the technology bubble burst and economies around the world slowed, investors increasingly turned their backs on growth stocks in favor of more defensive, value stocks. Bad news on the earnings front certainly didn't make matters better. Year-on-year earnings comparisons were overwhelmingly negative, and global market volatility increased as a result.


Q   What specific factors drove the European and Asian markets during the year?
-----


A Europe's stock market was driven by many of the same forces that affected the U.S. market. Like their U.S. counterparts, European technology stocks suffered the most as the economy weakened. In contrast, financial stocks performed reasonably well in response to the ongoing privatization of pension plans in Germany and Italy. In Japan, the new Prime Minister Koizumi took office with promises of changes for the country's economy. While the Japanese markets were optimistic, not many of the expected changes came to fruition within this time period. Toward the end of the period, however, there were some hopeful signs for the Japanese economy, as an increased number of businesses declared bankruptcy this year. While that may not seem like good news, we viewed it as a sign that the Japanese government was becoming more focused on economics than politics, and may take a more "hands-off" approach to the economy. And, of course, the events of September 11th put additional pressure on economies across the world.


Q   What factors affected the Fund's performance?
-----


A Our underperformance was primarily the result of our ongoing commitment to our growth style of investing, which fell decidedly out of favor during the year. In Japan, we invested in large exporters of technology and autos, both of which were hurt by slowing demand and the falling dollar. Similarly, European stocks such as Ericsson (0.7%), the cellular phone and equipment maker, suffered during the global slowdown. On the positive side, we were aided by our overweight in energy stocks BP (2.1%) and Shell (3.6%). Many of our health care stocks, which typically are in great demand during periods of uncertainty, also turned in good returns. Over the course of the year, we noticed a move away from global large-cap pharmaceutical stocks toward mid-cap niche companies, a trend which benefited holdings such as Elan (0.6%), an Irish company specializing in drug delivery systems.


Q   What is your outlook?
-----


A While we're currently maintaining a mixed outlook for the coming year, we have been seeing some encouraging signs. First, year-over-year earnings comparisons are likely to look much better next year than they did this year. Second, many investors currently are holding a lot of cash. With interest rates so low and market optimism growing, we expect much of that cash will make its way back into the stock market next year. We're confident in our current defensive positioning, although we remain ready to shift to a more aggressive portfolio as soon as we see signs of a recovery.



                                                                OCTOBER 31, 2001

                                    ABN AMRO
                            INTERNATIONAL EQUITY FUND
                                GROWTH OF $10,000


                               [GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:




                INTERNATIONAL                        LIPPER
                  EQUITY                          INTERNATIONAL
                   FUND             MSCI             FUNDS
                  CLASS N           EAFE            AVERAGE
                  SHARES            INDEX           INDEX

1/4/93*          $10,000           $10,000          $10,000
Dec-93           $12,626           $13,256          $13,616
Dec-94           $13,045           $14,287          $13,542
Dec-95           $14,875           $15,888          $14,999
Dec-96           $16,375           $16,849          $16,930
Dec-97           $17,122           $17,149          $17,916
Dec-98           $21,476           $20,578          $20,266
Dec-99           $30,465           $26,127          $27,907
Dec-00           $23,499           $22,425          $23,554
Oct-01           $16,138           $16,890          $17,995

International Equity Fund -- $16,138
MSCI  EAFE  Index  --  $16,890
Lipper  International  Funds  Index  --  $17,995


THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (MSCI EAFE INDEX AND LIPPER INTERNATIONAL FUNDS INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

INVESTING IN FOREIGN SECURITIES MAY INVOLVE ADDITIONAL RISKS, SOCIAL AND POLITICAL INSTABILITY, REDUCED MARKET LIQUIDITY AND CURRENCY VOLATILITY.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.


                  Average Annual
                   Total Return
                 ----------------
One Year             (32.41)%
Five Year              0.49%
Since Inception        5.57%


The International Equity Fund seeks a high level of total return through capital appreciation and current income. The Fund invests primarily in common stocks and other equity securities of foreign companies, focusing on developed countries in Europe, Australia and the Far East. AAAM is the Adviser for the Fund, which commenced operation on January 4, 1993.

ABN AMRO Funds
--------------

ABN AMRO LATIN AMERICA EQUITY FUND

PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------

                                                          Luiz Ribeiro, Jr., CFA

Q   How did the Fund perform during the fiscal year ended October 31, 2001?
-----


A For the twelve-month period that ended October 31, 2001, ABN AMRO Latin America Equity Fund, returned -30.91%. By comparison, the Fund's peer group, the Lipper Latin America Funds Index, returned -22.87% and its benchmark, the MSCI EMF Latin America Free Index, returned -22.59%.


Q   How would you describe the investment environment?
-----


A It was a difficult and volatile twelve-month period for the region. The year started on a positive note as the Fed began lowering interest rates, bringing some relief to emerging markets. The performance of the region in the first half of the year was positive mainly due to better global conditions combined with a low valuation level for the companies in Latin America. Mexico was the best performing market in the region and one of the best on a global scale. The second half of 2001 was a more difficult period, as recessionary conditions hit global economies and problems surfaced in Argentina and Brazil. Argentina successfully implemented a debt swap, but this was not enough to bring back fiscal integrity and bolster investor confidence. As a consequence, the country was forced to implement a second debt swap. The situation in Argentina is still difficult and country risk - measured by the spread over U.S. Treasury rates - is at an all time high.


    The good  news is that  towards  the end of  October,  we  started  to see a de-coupling of the rest of Latin America from Argentina. This is particularly important for Brazil and Chile. The negative performance of Brazil was a consequence of the Argentina situation and some internal problems of its own. The country was forced into electricity rationing due to the lack of rain. This led to a reduction in Gross Domestic Product
    ("GDP") growth. The events of September 11th worsened the situation of countries that depend heavily on foreign financing.


Q   What factors influenced your performance?
-----


A The performance of the Fund was positive up to the middle of 2001. Our overweight in consumer staples and telecommunications helped the Fund. In addition, a large concentration in Mexico during the period also helped the relative performance. At the end of July 2001, we started moving out of Mexico into Brazil due to the valuation gap. As of the end of October, this movement had not been profitable, but we believe that the valuation gap will eventually close.


Q   What is your outlook?
-----


A The performance of the region will continue to be influenced by the global economic situation. With a very good level of liquidity in developed markets, we think that Latin America will recover quite rapidly. Argentina remains a problem, but we think that the rest of the region has de-coupled from Argentina and the impact of a strong crisis in that country will have a limited impact in the region as a whole.


                                                                OCTOBER 31, 2001

                                    ABN AMRO
                            LATIN AMERICA EQUITY FUND
                                GROWTH OF $10,000

                               [GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


               LATIN AMERICA
                  EQUITY             MSCI EMF           LIPPER
                   FUND            LATIN AMERICA     LATIN AMERICA
                  CLASS N              FREE              FUNDS
                  SHARES              INDEX              INDEX

7/1/96*          $10,000              $10,000           $10,000
Dec-96           $10,240              $10,397           $10,406
Dec-97           $13,875              $13,686           $13,166
Dec-98           $88,35               $8,881            $8,025
Dec-99           $15,232              $14,111           $12,880
Dec-00           $12,022              $11,773           $10,850
Oct-01           $9,002               $9,607            $8,820

Latin America Equity Fund --  $9,002
MSCI EMF Latin America Free Index --  $9,607
Lipper Latin America Funds Index --  $8,820


THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (MSCI EMF LATIN AMERICA FREE INDEX AND LIPPER LATIN AMERICA FUNDS INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

INVESTING IN FOREIGN SECURITIES MAY INVOLVE ADDITIONAL RISKS, SOCIAL AND POLITICAL INSTABILITY, REDUCED MARKET LIQUIDITY AND CURRENCY VOLATILITY.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.


                  Average Annual
                   Total Return
                 ----------------
One Year             (30.91)%
Five Year             (1.58)%
Since Inception       (1.95)%

The Latin America Equity Fund seeks long-term capital appreciation. The Fund invests primarily in common stocks and other equity securities of companies headquartered or based in Latin American countries. AAAM is the Adviser for the Fund, which commenced operations June 28, 1996.

ABN AMRO Funds
--------------
ABN AMRO/CHICAGO CAPITAL BOND FUND

PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------

                                                        Thomas J. Marthaler, CFA

Q   How did the Fund perform during the fiscal year ended October 31, 2001?
-----


A The bond market performed quite well during the past year and the Fund's performance reflects that strength. For the twelve-month period that ended October 31, 2001, ABN AMRO/ Chicago Capital Bond Fund's Class N and Class I shares had total returns of 13.09% and 13.36%, respectively. By comparison, the Fund's peer group, the Lipper Intermediate Investment Grade Debt Index, returned 14.32% while the Fund's benchmark, the Lehman Brothers Aggregate Bond Index returned 14.56%.


Q.  What was behind the strength in bonds?
-----


A Most bonds benefited from a powerful combination of falling interest rates and increased demand. The bond market rally began late last year in response to growing expectations that the Fed would cut interest rates to revive anemic economic growth. The Fed delivered on those expectations by cutting interest rates on the first trading day of 2001, a move it would repeat six times throughout the spring and summer as the economy weakened. The tragic events of September 11th precipitated two additional rate cuts as the Fed struggled to stabilize the global financial markets and prevent the economic downturn from worsening. All in all, there were nine rate cuts from January through the end of October, bringing short-term interest rates down from 6.5% at the beginning of the period to 2.5% at the end.


Q   What were your principal strategies during the period?
-----


A   We generally focused on sectors of the bond market - such as corporate bonds
    - that offered an attractive yield advantage over treasuries. Corporates performed quite well in absolute terms during the year. They slightly outperformed their U.S. Treasury counterparts. Even though the supply of corporate bonds expanded during the year as corporations sought to lock in low interest rates by issuing new long-term debt, investors were willing to purchase due to the higher expected returns. Our holdings in bonds issued by health care companies posted strong gains as investors increasingly sought out sectors of the market with a proven ability to prosper during economic weakness. On the flip side, our telecommunications holdings underperformed when the industry came under intense pressure. Beyond the corporate sector, we found some value among mortgage-backed securities, although the Fund remained underweighted in them. Their absolute returns also were good, although they trailed treasuries as mortgage refinancing accelerated. Our decision to underweight long-maturity U.S. Treasury securities was rewarded throughout most of the period because long-term interest rates remained stubbornly high. But when the U.S. Treasury surprised most investors with its October 31, 2001 announcement that it would suspend future auction of thirty-year bonds, the long-bond enjoyed its strongest rally in twelve years.


Q   What's your outlook?
-----


A Our view is that the Fed is at or near the end of its current cycle of lowering interest rates to stimulate the economy. Since our forecast calls for somewhat stronger economic growth in 2002, we believe that the lower-quality tiers of the investment-grade corporate market represent good value and will favorably contribute to competitive results in the future.


                                                                OCTOBER 31, 2001

                            ABN AMRO/CHICAGO CAPITAL
                               BOND FUND--CLASS N
                                GROWTH OF $10,000

                               [GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


                                     LIPPER
                                   INTERMEDIATE
                  LEHMAN BROTHERS   INVESTMENT       CHICAGO CAPITAL
                  AGGREGATE BOND    GRADE DEBT           BOND FUND
                      INDEX            INDEX             N SHARES

12-93                $10,000          $10,000           $10,000
10-94                $9,535           $9,537            $9,677
10-95                $11,026          $10,885           $11,117
10-96                $11,671          $11,465           $11,758
10-97                $12,709          $12,388           $12,797
10-98                $13,895          $13,378           $13,778
10-99                $13,969          $13,416           $13,919
10-00                $14,989          $14,265           $14,891
10-01                $17,171          $16,308           $16,840

Chicago Capital Bond Fund-- Class N Shares --  $16,840
Lehman Brothers Aggregate Bond Index --  $17,171
Lipper Intermediate Investment Grade Debt Index --  $16,308


THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (LEHMAN BROTHERS AGGREGATE BOND INDEX AND LIPPER INTERMEDIATE INVESTMENT GRADE DEBT INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.


                  Average Annual
              Total Return - Class N
              ----------------------
One Year              13.09%
Five Year              7.45%
Since Inception        6.84%

                  Average Annual
              Total Return - Class I
              ----------------------
One Year              13.36%
Five Year              N/A
Since Inception       12.83%

The Chicago Capital Bond Fund seeks high current income consistent with prudent risk of capital. The Fund primarily invests in a broad range of bonds and other fixed income securities (bonds and debentures) with an average weighted portfolio maturity between three and ten years. CCM is the Adviser for the Fund, which commenced investment operations on December 13, 1993. The Fund offers two classes of shares: Class I (Institutional) Shares and Class N (Retail) Shares.

ABN AMRO Funds
--------------
ABN AMRO/CHICAGO CAPITAL MUNICIPAL BOND FUND

PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------

                                                            Dawn Daggy-Mangerson

Q   How did the Fund perform during the fiscal year ended October 31, 2001?
-----


A For the twelve-month period that ended October 31, 2001, ABN AMRO/Chi-cago Capital Municipal Bond Fund returned 10.09%. By comparison, the Fund's peer group, the Lipper Intermediate Municipal Fund Index returned 9.37% and the Fund's benchmark, the Lehman Brothers Five-Year General Obligations Bond Index, returned 9.79%.


Q What factors contributed to the municipal bond market's strong gains during the year?
-----


A Falling interest rates and a disappointing stock market were a boon for most fixed-income investments, including municipal bonds. Just about a year ago, investors began to push bond prices higher in anticipation that weaker-than-expected economic data would prompt the Fed to cut interest rates in order to stimulate growth. The Fed fulfilled those expectations in early January, cutting interest rates by a half of a percentage point (0.50%). In the wake of persistent weakness, the Fed cut rates on six additional occasions in the spring and summer, followed by two large rate cuts after the events of September 11th. These rate cuts, coupled with growing demand for fixed-income investments with solid credit quality, relatively low volatility and attractive yields in the wake of dramatic stock market declines, pushed municipal bond prices higher during the year.


Q   What helped the Fund outpace it peers during the period?
-----


A The Fund's high-quality focus gave it a decided edge. Persistent economic weakness caused concern about lower-quality bonds, which typically are perceived to be more vulnerable to an economic slowdown than their higher-yielding counterparts. Throughout the year, the Fund's credit quality remained high at AA, and at the end of the period 47% of the Fund's investments were in the highest-quality AAA-rated bonds. This reflects our view that the incremental yield pick up for lower-quality bonds would not adequately compensate bondholders for the additional credit risk associated with lower-rated securities. Performance also was aided by our emphasis on intermediate-maturity bonds. Up until very recently, short- and intermediate-term municipal yields declined in response to interest rate cuts, causing their prices to rally. In contrast, longer-term municipal yields remained stubbornly high, reflecting supply concerns as more municipal issuers sought to take advantage of the situation by refunding this debt. Longer-term municipal bonds also were constrained by diminished interest from individual investors as absolute yields on longer bonds remained low. Finally, the Fund's stake in non-callable bonds - which can't be redeemed by their issuer before maturity - also helped performance because they participated more fully in the bond market rally than their callable counterparts.


Q   What's ahead for the municipal market and the Fund?
-----


A Given the uncertainty surrounding the direction of the economy and interest rates and in keeping with our investment approach, we're planning to keep the Fund's duration - a measure of its interest-rate sensitivity - neutral. From a credit quality perspective, we plan to continue to look for opportunities among high-quality bonds in the general obligation and essential services sectors. While most municipal bond issuers are better prepared to weather a downturn than in prior slowdowns, we believe that a prudent approach to credit quality will be rewarded.


                                                                OCTOBER 31, 2001

                            ABN AMRO/CHICAGO CAPITAL
                               MUNICIPAL BOND FUND
                                GROWTH OF $10,000

                               [GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


          LEHMAN
          BROTHERS                           LIPPER
         FIVE-YEAR         CHICAGO        INTERMEDIATE
          GENERAL          CAPITAL         MUNICIPAL
         OBLIGATIONS    MUNICIPAL BOND        FUND
         BOND INDEX          FUND            INDEX

12-93     $10,000           $10,000          $10,000
10-94      $9,838            $9,808           $9,808
10-95     $10,855           $10,719          $10,880
10-96     $11,368           $11,103          $11,369
10-97     $12,107           $11,673          $12,155
10-98     $12,897           $12,393          $12,983
10-99     $13,040           $12,173          $12,823
10-00     $13,792           $13,062          $13,649
10-01     $15,142           $14,380          $14,928

Chicago Capital Municipal Bond Fund --  $14,380
Lehman Brothers Five-Year General Obligations Bond Index -- $15,142 Lipper Intermediate Municipal Fund Index -- $14,928


THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (LEHMAN BROTHERS FIVE-YEAR GENERAL OBLIGATIONS BOND INDEX AND LIPPER INTERMEDIATE MUNICIPAL FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.


                  Average Annual
                   Total Return
                  --------------
One Year              10.09%
Five Year              5.31%
Since Inception        4.72%

The Chicago Capital Municipal Bond Fund seeks a high level of current interest income exempt from federal income taxes consistent with the conservation of capital. The Fund seeks to achieve its objective by investing substantially all of its assets in a diversified portfolio of municipal debt obligations. CCM is the Adviser for the Fund, which commenced investment operations on December 13, 1993.

ABN AMRO Funds
--------------
ABN AMRO/CHICAGO CAPITAL MONEY MARKET FUND

PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------

                                                                Karen Van Cleave

Q   How did the Fund perform during the fiscal year ended October 31, 2001?
-----


A For the twelve-month period that ended October 31, 2001, ABN AMRO/Chicago Capital Money Market Fund produced a 7-day average yield of 2.13%.


Q   What was the investment environment like during the twelve-month period?
-----


A At the beginning of the period, there were mounting expectations that the Fed would lower interest rates to stimulate a flagging U.S. economy. In the final months of 2000, it became increasingly apparent that economic growth was slowing significantly in response to higher energy costs, a weak stock market and uncertainty over the outcome of the presidential election. By December, the Fed announced a shift in its bias from raising interest rates
    - as it had during much of the prior year - toward cutting rates to boost the sagging economy. The Fed surprised many observers by acting quickly, lowering the targeted overnight Fed Funds benchmark by 0.50% on January 3, 2001. Faced with continued economic weakness, the Fed lowered the target rate six more times throughout the spring and summer. The tragic events of September 11th prompted two more rate cuts designed to steady the global financial markets and keep a much-expected recession from worsening. From the beginning of the period through the end, short-term interest rates had dropped from 6.5% to 2.5%, their lowest level in almost four decades.


Q   What was your strategy?
-----


A Throughout much of the period, maturities were kept long in the Fund in anticipation of further declines in the Fed Funds level and to lock in higher yields. Over the course of the year, maturities ranged from 14 days to 29 days. But as we approached the Fed's most recent rate cut in October 2001, we've focused recent purchases in shorter securities and moved toward a more neutral targeted average maturity of between 30 to 35 days in anticipation that the Fed may be at or near the end of its cycle of cutting rates. In a rising interest-rate environment, a shorter-maturity position can be advantageous because cash can be reinvested more quickly.


Q   What's your outlook?
-----


A Many market participants are forecasting that the Fed may cut rates again at its December 2001 meeting. Beyond that, it's more difficult to predict the direction of the economy and interest rates. If we get a sense that rates are headed higher and that the yield curve will steepen, we're likely to place more investments out the curve where yield levels are consistent with and reflect our Federal Funds outlook. Increased issuance of one-month Treasury bills is likely to keep yields higher in that time frame, given the greater supply.

                                                                OCTOBER 31, 2001

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.



  Average Annual Total Returns
  ----------------------------

                        iMoneyNet
                       First Tier
            Class N       Index
            -------       -----
One Year     4.40%        4.28%
Five Year    5.09         4.89
Since
Inception
12/14/93     4.99%        4.78%

The Chicago Capital Money Market Fund seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The Fund seeks to achieve its objective by investing in short-term, high quality, U.S. dollar denominated money market instruments. CCM is the Adviser for the Fund, which commenced investment operations on December 14, 1993.

ABN AMRO FUNDS
--------------

CHICAGO CAPITAL GROWTH FUND                                     OCTOBER 31, 2001

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

[PIE GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

PHARMACEUTICALS
5%

HEALTH CARE SERVICES
5%


CASH AND OTHER NET ASSETS
6%

OTHER COMMON STOCKS
23%

INSURANCE
7%

CONSUMER CYCLICALS
7%

TECHNOLOGY
19%

CAPITAL GOODS
7%

RETAIL
10%

FINANCE
11%

% OF TOTAL NET ASSETS

                                                                    MARKET
      SHARES                                                        VALUE
      -------                                                      --------

COMMON STOCKS - 93.52%

               ADVERTISING - 2.57%
      169,737  Omnicom Group ...............................     $  13,032,407
                                                                 -------------

               CAPITAL GOODS - 6.81%
      160,000  Dover .......................................         5,272,000
      220,948  Illinois Tool Works .........................        12,638,226
      230,316  Johnson Controls ............................        16,656,453
                                                                 -------------
                                                                    34,566,679
                                                                 -------------

               CHEMICALS - 1.79%
      192,027  Praxair .....................................         9,059,834
                                                                 -------------

               COMMERCIAL SERVICES - 2.62%
      378,147  Ecolab ......................................        13,303,211
                                                                 -------------

               CONSUMER CYCLICALS - 7.10%
      367,233  Cintas ......................................        14,843,558
      468,190  Harley-Davidson .............................        21,190,279
                                                                 -------------
                                                                    36,033,837
                                                                 -------------

               ELECTRICAL - 3.38%
      470,439  General Electric ............................        17,128,684
                                                                 -------------

               FINANCE - 11.09%
      212,495  Citigroup ...................................         9,672,772
      379,811  Federal Home Loan Mortgage ..................        25,758,782
      286,776  MBNA ........................................         7,917,885
      255,000  Mellon Financial ............................         8,568,000
      338,581  Schwab (Charles) ............................         4,360,923
                                                                 -------------
                                                                    56,278,362
                                                                 -------------




                                                                    MARKET
      SHARES                                                        VALUE
      -------                                                      --------

               FOOD AND BEVERAGES - 3.76%
      791,146  Sysco .......................................     $  19,074,530
                                                                 -------------

               HEALTH CARE SERVICES - 5.45%
      411,842  Cardinal Health .............................        27,638,717
                                                                 -------------

               INSURANCE - 7.39%
      446,736  AFLAC .......................................        10,927,163
      201,831  American International Group ................        15,863,917
      110,500  Marsh & McLennan ............................        10,690,875
                                                                 -------------
                                                                    37,481,955
                                                                 -------------

               OIL AND GAS EXTRACTION - 2.14%
      202,101  Schlumberger ................................         9,785,730
       35,351  Transocean Sedco Forex ......................         1,065,833
                                                                 -------------
                                                                    10,851,563
                                                                 -------------

               PHARMACEUTICALS - 4.70%
      110,002  Merck .......................................         7,019,228
      401,287  Pfizer ......................................        16,813,925
                                                                 -------------
                                                                    23,833,153
                                                                 -------------

               RETAIL - 9.70%
      364,500  Home Depot (The) ............................        13,934,835
      250,396  Kohl's* .....................................        13,924,522
      605,000  Starbucks* ..................................        10,357,600
      339,995  Walgreen ....................................        11,009,038
                                                                 -------------
                                                                    49,225,995
                                                                 -------------

               TECHNOLOGY - 18.64%
      168,080  Computer Sciences* ..........................         6,035,753
      599,012  Dell Computer* ..............................        14,364,308
      431,000  Electronic Data Systems .....................        27,743,470
      427,500  EMC* ........................................         5,266,800
      340,000  Intel .......................................         8,302,800
      156,094  Microsoft* ..................................         9,076,866
    1,023,000  Oracle* .....................................        13,871,880
      354,500  Texas Instruments ...........................         9,922,455
                                                                 -------------
                                                                    94,584,332
                                                                 -------------

               TELECOMMUNICATIONS
               EQUIPMENT - 4.29%
      818,206  Cisco Systems* ..............................        13,844,045
      387,000  Nokia, SP ADR ...............................         7,937,370
                                                                 -------------
                                                                    21,781,415
                                                                 -------------

               TRANSPORTATION - 0.96%
      306,000  Southwest Airlines ..........................         4,865,400
                                                                 -------------

               UTILITY - 1.13%
      415,386  AES* ........................................         5,753,096
                                                                 -------------
               TOTAL COMMON STOCKS
                 (Cost $411,991,972) .......................       474,493,170
                                                                 -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

CHICAGO CAPITAL GROWTH FUND                                     OCTOBER 31, 2001

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                                    MARKET
   PAR VALUE                                                         VALUE
   ----------                                                       -------


REPURCHASE AGREEMENT - 5.05%
$  25,640,000  Bank One, 2.550%,
                 dated 10/31/01, matures 11/01/01,
                 repurchase price $25,641,816
                 (collateralized by U.S. Government
                 Agency Instruments, total market
                 value: $26,153,408) .......................     $  25,640,000
                                                                 -------------
               TOTAL REPURCHASE AGREEMENT
                 (Cost $25,640,000) ........................        25,640,000
                                                                 -------------
TOTAL INVESTMENTS - 98.57%
   (Cost $437,631,972)** ...................................       500,133,170
                                                                 -------------
NET OTHER ASSETS AND LIABILITIES - 1.43% ...................         7,251,732
                                                                 -------------
NET ASSETS - 100.00% .......................................     $ 507,384,902
                                                                 =============

-----------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $437,718,326.

     Gross unrealized appreciation .........................     $ 131,583,768
     Gross unrealized depreciation .........................       (69,168,924)
                                                                 -------------
     Net unrealized appreciation ...........................     $  62,414,844
                                                                 =============

   SP ADR  Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

GROWTH FUND                                                     OCTOBER 31, 2001
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

[PIE GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


TELECOMMUNICATIONS EQUIPMENT
5%

CASH AND OTHER NET ASSETS
3%

OIL AND GAS EXTRACTION
5%

OTHER COMMON STOCKS
29%

ELECTRICAL
5%

COMMUNICATIONS
7%

TECHNOLOGY
8%

FINANCE
18%

RETAIL
10%

PHARMACEUTICALS
10%

% OF TOTAL NET ASSETS


                                                                    MARKET
      SHARES                                                        VALUE
      -------                                                      --------

COMMON STOCKS - 96.71%

               ADVERTISING - 2.11%
       48,500  Omnicom Group ...............................     $   3,723,830
                                                                 -------------

               BASIC MATERIALS - 1.44%
       78,500  Alcoa .......................................         2,533,195
                                                                 -------------

               BIOTECHNOLOGY - 1.57%
       48,700  Amgen* ......................................         2,767,134
                                                                 -------------

               CAPITAL GOODS - 3.20%
      114,800  Tyco International ..........................         5,641,272
                                                                 -------------

               COMMERCIAL SERVICES - 2.02%
      130,150  Concord EFS* ................................         3,562,206
                                                                 -------------

               COMMUNICATIONS - 6.77%
      134,400  AOL Time Warner* ............................         4,194,624
       42,100  Check Point Software
                 Technologies* .............................         1,242,792
       74,500  Qwest Communications
                 International .............................           964,775
       39,800  TMP Worldwide* ..............................         1,188,030
       72,700  Viacom, Class B* ............................         2,654,277
      127,000  WorldCom* ...................................         1,708,150
                                                                 -------------
                                                                    11,952,648
                                                                 -------------

               CONSUMER CYCLICALS - 3.08%
      120,200  Harley-Davidson .............................         5,440,252
                                                                 -------------

               CONSUMER STAPLES - 2.96%
       90,800  Colgate-Palmolive ...........................         5,222,816
                                                                 -------------

               ELECTRICAL - 5.20%
      251,900  General Electric ............................         9,171,679
                                                                 -------------



                                                                    MARKET
      SHARES                                                        VALUE
      -------                                                      --------

               ELECTRONICS - 1.28%
       94,825  Gentex* .....................................     $   2,256,835
                                                                 -------------

               FINANCE - 17.80%
       51,800  American Express ............................         1,524,474
      198,066  Citigroup ...................................         9,015,964
       32,500  Federal National Mortgage ...................         2,631,200
       78,900  J.P. Morgan Chase ...........................         2,789,904
       29,400  Lehman Brothers Holdings ....................         1,836,324
       60,600  Morgan Stanley Dean Witter ..................         2,964,552
       78,000  State Street ................................         3,552,120
      106,400  Wachovia ....................................         3,043,040
      103,100  Wells Fargo .................................         4,072,450
                                                                 -------------
                                                                    31,430,028
                                                                 -------------

               HEALTH CARE SERVICES - 1.00%
       26,400  Cardinal Health .............................         1,771,704
                                                                 -------------

               INSURANCE - 4.56%
       70,300  AFLAC .......................................         1,719,538
       80,655  American International Group ................         6,339,483
                                                                 -------------
                                                                     8,059,021
                                                                 -------------

               LODGING - 1.13%
       63,800  Marriott International, Class A .............         1,998,854
                                                                 -------------

               MEDICAL PRODUCTS AND SUPPLIES - 2.07%
       63,000  Johnson & Johnson ...........................         3,648,330
                                                                 -------------

               OIL AND GAS EXTRACTION - 4.73%
       78,300  Apache ......................................         4,040,280
       70,700  Dynegy, Class A .............................         2,538,130
       36,600  Schlumberger ................................         1,772,172
                                                                 -------------
                                                                     8,350,582
                                                                 -------------

               PHARMACEUTICALS - 9.58%
       50,000  Bristol-Myers Squibb ........................         2,672,500
       51,600  Elan, SP ADR* ...............................         2,355,540
       38,900  Merck .......................................         2,482,209
      161,000  Pfizer ......................................         6,745,900
       71,700  Schering-Plough .............................         2,665,806
                                                                 -------------
                                                                    16,921,955
                                                                 -------------

               RETAIL - 9.66%
       37,000  BJ's Wholesale Club* ........................         1,878,490
       47,500  Home Depot (The) ............................         1,815,925
       69,600  Lowe's ......................................         2,373,360
       98,100  Safeway* ....................................         4,085,865
      116,300  Target ......................................         3,622,745
       63,900  Wal-Mart Stores .............................         3,284,460
                                                                 -------------
                                                                    17,060,845
                                                                 -------------

               TECHNOLOGY - 7.89%
      177,700  EMC* ........................................         2,189,264
       57,100  Intel .......................................         1,394,382
       90,800  Mercury Interactive* ........................         2,162,856
      316,200  Sun Microsystems* ...........................         3,209,430
       35,300  VERITAS Software* ...........................         1,001,814
      143,200  Vitesse Semiconductor* ......................         1,351,808
       86,000  Xilinx* .....................................         2,616,120
                                                                 -------------
                                                                    13,925,674
                                                                 -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

GROWTH FUND                                                     OCTOBER 31, 2001

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                                    MARKET
      SHARES                                                        VALUE
      -------                                                      --------

               TELECOMMUNICATIONS
               EQUIPMENT - 4.84%
      320,000  Cisco Systems* ..............................     $   5,414,400
       63,900  QUALCOMM* ...................................         3,138,768
                                                                 -------------
                                                                     8,553,168
                                                                 -------------

               UTILITIES - 3.82%
      136,000  Calpine* ....................................         3,366,000
       88,100  Duke Energy .................................         3,383,921
                                                                 -------------
                                                                     6,749,921
                                                                 -------------
               TOTAL COMMON STOCKS
                 (Cost $190,413,275) .......................       170,741,949
                                                                 -------------

 PAR VALUE
 ---------

REPURCHASE AGREEMENT - 4.27%
$   7,536,393  J.P. Morgan Chase, 2.570%,
                 dated 10/31/01, matures 11/01/01,
                 repurchase price $7,536,931
                 (collateralized by U.S.
                 Government Agency Instrument,
                 total market value:
                 $7,689,768) ...............................         7,536,393
                                                                 -------------
               TOTAL REPURCHASE AGREEMENT
                 (Cost $7,536,393) .........................         7,536,393
                                                                 -------------
TOTAL INVESTMENTS - 100.98%
   (Cost $197,949,668)** ...................................       178,278,342
                                                                 -------------
NET OTHER ASSETS AND LIABILITIES - (0.98)% .................        (1,724,793)
                                                                 -------------
NET ASSETS - 100.00% .......................................     $ 176,553,549
                                                                 =============

-------------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $197,949,668.

     Gross unrealized appreciation .........................    $   20,836,623
     Gross unrealized depreciation .........................       (40,507,949)
                                                                 -------------
     Net unrealized depreciation ...........................     $ (19,671,326)
                                                                 =============

   SP ADR  Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

MONTAG & CALDWELL GROWTH FUND                                   OCTOBER 31, 2001

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
[PIE GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


CASH AND OTHER NET ASSETS
6%

TELECOMMUNICATIONS EQUIPMENT
5%

OTHER COMMON STOCKS
28%

TECHNOLOGY
7%

FINANCE
7%

CONSUMER STAPLES
11%

PHARMACEUTICALS
9%

MEDICAL PRODUCTS AND SUPPLIES
9%

FOOD AND BEVERAGES
9%

INSURANCE
9%

% OF TOTAL NET ASSETS

                                                                    MARKET
      SHARES                                                        VALUE
      -------                                                      --------

COMMON STOCKS - 93.97%

               BIOTECHNOLOGY - 4.95%
      915,500  Amgen* ......................................    $   52,018,710
      831,800  Genentech* ..................................        43,461,550
                                                                --------------
                                                                    95,480,260
                                                                --------------

               CAPITAL GOODS - 5.01%
      750,000  Caterpillar .................................        33,540,000
    1,817,700  Masco .......................................        36,044,991
      260,000  Minnesota Mining &
                 Manufacturing .............................        27,138,800
                                                                --------------
                                                                    96,723,791
                                                                --------------

               COMMERCIAL SERVICES - 0.91%
      550,000  Paychex .....................................        17,633,000
                                                                --------------

               COMMUNICATIONS - 1.57%
      970,000  AOL Time Warner* ............................        30,273,700
                                                                --------------

               CONSUMER STAPLES - 10.62%
    1,152,000  Colgate-Palmolive ...........................        66,263,040
    2,051,700  Gillette ....................................        63,787,353
    1,017,600  Procter & Gamble ............................        75,078,528
                                                                --------------
                                                                   205,128,921
                                                                --------------

               ELECTRICAL - 1.75%
      930,000  General Electric ............................        33,861,300
                                                                --------------

               ENTERTAINMENT AND LEISURE - 2.84%
    2,947,000  Walt Disney (The) ...........................        54,784,730
                                                                --------------

               FINANCE - 6.83%
    1,564,600  Bank of New York ............................        53,212,046
    1,728,200  Citigroup ...................................        78,667,664
                                                                --------------
                                                                   131,879,710
                                                                --------------

               FOOD AND BEVERAGES - 9.12%
    1,883,900  Coca-Cola ...................................        90,201,132
    1,764,900  PepsiCo .....................................        85,968,279
                                                                --------------
                                                                   176,169,411
                                                                --------------



                                                                    MARKET
      SHARES                                                        VALUE
      -------                                                      --------

               HEALTH CARE SERVICES - 1.73%
      496,300  Cardinal Health .............................    $   33,306,693
                                                                --------------

               INSURANCE - 8.86%
    1,100,000  American International Group ................        86,460,000
      875,500  Marsh & McLennan ............................        84,704,625
                                                                --------------
                                                                   171,164,625
                                                                --------------

               LODGING - 1.62%
    1,000,000  Marriott International, Class A .............        31,330,000
                                                                --------------

               MEDICAL PRODUCTS AND SUPPLIES - 8.81%
    1,682,300  Johnson & Johnson ...........................        97,421,993
    1,805,200  Medtronic ...................................        72,749,560
                                                                --------------
                                                                   170,171,553
                                                                --------------

               OIL AND GAS EXTRACTION - 1.94%
      771,300  Schlumberger ................................        37,346,346
                                                                --------------

               PHARMACEUTICALS - 9.35%
    1,403,800  Bristol-Myers Squibb ........................        75,033,110
    2,519,800  Pfizer ......................................       105,579,620
                                                                --------------
                                                                   180,612,730
                                                                --------------

               RETAIL - 4.55%
    1,604,100  Costco Wholesale* ...........................        60,683,103
      707,800  Home Depot (The) ............................        27,059,194
                                                                --------------
                                                                    87,742,297
                                                                --------------

               TECHNOLOGY - 6.61%
      613,200  Electronic Arts* ............................        31,555,272
    1,493,700  Electronic Data Systems .....................        96,149,469
                                                                --------------
                                                                   127,704,741
                                                                --------------

               TELECOMMUNICATIONS EQUIPMENT - 5.15%
    3,372,700  Nokia, SP ADR ...............................        69,174,077
      617,100  QUALCOMM* ...................................        30,311,952
                                                                --------------
                                                                    99,486,029
                                                                --------------

               TRANSPORTATION - 1.75%
      663,600  United Parcel Service, Class B ..............        33,843,600
                                                                --------------
               TOTAL COMMON STOCKS
                 (Cost $1,801,638,358) .....................     1,814,643,437
                                                                --------------

INVESTMENT COMPANIES - 5.80%
   95,414,084  Deutsche Institutional
                 Cash Management Fund ......................        95,414,084
   16,682,357  Deutsche Institutional
                 Treasury Money Fund .......................        16,682,357
                                                                --------------
               TOTAL INVESTMENT COMPANIES
                 (Cost $112,096,441) .......................       112,096,441
                                                                --------------
TOTAL INVESTMENTS - 99.77%
   (Cost $1,913,734,799)** .................................     1,926,739,878
                                                                --------------
NET OTHER ASSETS AND LIABILITIES - 0.23% ...................         4,417,536
                                                                --------------
NET ASSETS - 100.00% .......................................    $1,931,157,414
                                                                ==============

------------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $1,921,157,639.

     Gross unrealized appreciation .........................    $  166,292,855
     Gross unrealized depreciation .........................      (160,710,616)
                                                                --------------
     Net unrealized appreciation ...........................    $    5,582,239
                                                                ==============

   SP ADR  Sponsored American Depositary Receipt


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

TAMRO LARGE CAP VALUE FUND                                      OCTOBER 31, 2001

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

[PIE GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

CONVERTIBLE BOND
1%

CASH AND OTHER
NET ASSETS
3%

HEALTH CARE SERVICES
5%

OTHER COMMON STOCKS
29%

INSURANCE
6%

TECHNOLOGY
8%

COMMUNICATIONS
9%

FINANCE
20%

CAPITAL GOODS
9%

OIL AND GAS EXTRACTION
10%

% OF TOTAL NET ASSETS

                                                                    MARKET
      SHARES                                                        VALUE
      -------                                                      --------

COMMON STOCKS - 95.52%

               AUTOMOBILE - 2.47%
        3,100  General Motors ..............................    $      128,092
                                                                --------------

               BASIC MATERIALS - 1.11%
        1,790  Alcoa .......................................            57,763
                                                                --------------

               CAPITAL GOODS - 9.19%
        1,705  Dover .......................................            56,180
        1,160  General Dynamics ............................            94,656
        8,365  Solectron* ..................................           102,889
        1,805  Tyco International ..........................            88,698
        2,510  United Technologies .........................           135,264
                                                                --------------
                                                                       477,687
                                                                --------------

               COMMERCIAL SERVICES - 2.25%
        9,000  Cendant* ....................................           116,640
                                                                --------------

               COMMUNICATIONS - 9.16%
        5,625  AT&T ........................................            85,781
        4,936  AT&T Wireless Services* .....................            71,276
        5,260  Cable & Wireless, SP ADR ....................            71,852
        2,900  SBC Communications ..........................           110,519
        3,385  Sprint (PCS Group)* .........................            75,485
          695  Telephone & Data Systems ....................            61,090
                                                                --------------
                                                                       476,003
                                                                --------------

               CONSUMER CYCLICALS - 1.49%
        4,090  Mattel ......................................            77,424
                                                                --------------

               CONSUMER STAPLES - 4.30%
          735  Estee Lauder, Class A .......................            23,704
        2,890  Fortune Brands ..............................           106,496
        3,380  Newell Rubbermaid ...........................            93,423
                                                                --------------
                                                                       223,623
                                                                --------------


                                                                    MARKET
      SHARES                                                        VALUE
      -------                                                      --------

               ENTERTAINMENT AND LEISURE - 1.22%
        2,900  Carnival ....................................    $       63,162
                                                                --------------

               FINANCE - 19.56%
            1  Berkshire Hathaway, Class A* ................            71,200
           69  Berkshire Hathaway, Class B* ................           162,426
        3,401  Citigroup ...................................           154,814
        2,430  Duke Realty, REIT ...........................            56,011
        1,500  Federal National Mortgage
                 Association ...............................           121,440
        1,375  Merrill Lynch ...............................            60,101
        1,600  Morgan Stanley Dean Witter ..................            78,272
        4,410  U.S. Bancorp ................................            78,410
        4,832  Washington Mutual ...........................           145,878
        2,220  Wells Fargo .................................            87,690
                                                                --------------
                                                                     1,016,242
                                                                --------------

               FOOD AND BEVERAGES - 1.72%
        2,100  Heinz (H.J.) ................................            89,124
                                                                --------------

               HEALTH CARE SERVICES - 4.61%
        2,805  Guidant* ....................................           116,436
        2,140  Tenet Healthcare* ...........................           123,093
                                                                --------------
                                                                       239,529
                                                                --------------

               INSURANCE - 5.53%
        3,400  ACE .........................................           119,850
        5,270  Axa, SP ADR .................................           114,781
          725  CIGNA .......................................            52,852
                                                                --------------
                                                                       287,483
                                                                --------------

               LODGING - 1.37%
        2,275  Marriott International, Class A .............            71,276
                                                                --------------

               OIL AND GAS EXTRACTION - 9.79%
        1,735  Anadarko Petroleum ..........................            98,982
        1,679  ChevronTexaco ...............................           148,640
        1,825  Enron (A) ...................................            25,367
        1,580  Exxon Mobil .................................            62,331
        1,256  Phillips Petroleum ..........................            68,339
        3,800  USX-Marathon Group ..........................           104,842
                                                                --------------
                                                                       508,501
                                                                --------------

               RESTAURANTS - 1.94%
        3,865  McDonald's ..................................           100,761
                                                                --------------

               RETAIL - 1.43%
        3,905  Toys "R" Us* ................................            74,195
                                                                --------------

               TECHNOLOGY - 8.16%
        1,140  Computer Sciences* ..........................            40,937
        1,560  Electronic Data Systems .....................           100,417
        7,400  Hewlett-Packard .............................           124,542
        2,105  Microsoft* ..................................           122,406
        1,200  PeopleSoft* .................................            35,724
                                                                --------------
                                                                       424,026
                                                                --------------

               TELECOMMUNICATIONS
               EQUIPMENT - 3.70%
       12,460  Lucent Technologies .........................            83,482
        5,300  Nokia, SP ADR ...............................           108,703
                                                                --------------
                                                                       192,185
                                                                --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

TAMRO LARGE CAP VALUE FUND                                      OCTOBER 31, 2001
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                                    MARKET
      SHARES                                                        VALUE
      -------                                                      --------

               UTILITIES - 4.53%
        1,060  Dominion Resources ..........................    $       64,787
        2,370  Exelon ......................................            99,706
        2,050  FirstEnergy .................................            70,643
                                                                --------------
                                                                       235,136
                                                                --------------

               WASTE MANAGEMENT - 1.99%
        4,230  Waste Management ............................           103,635
                                                                --------------
               TOTAL COMMON STOCKS
                 (Cost $5,032,834) .........................         4,962,487
                                                                --------------

 PAR VALUE
 ---------

CONVERTIBLE BOND - 1.26%
$     102,000  Nextel Communications
                 4.750%, 07/01/07 ..........................            65,663
                                                                --------------
               TOTAL CONVERTIBLE BOND
                 (Cost $86,762) ............................            65,663
                                                                --------------

 SHARES
--------

INVESTMENT COMPANY - 2.91%
      151,345  Deutsche Institutional
                 Cash Management Fund ......................           151,345
                                                                --------------
               TOTAL INVESTMENT COMPANY
                 (Cost $151,345) ...........................           151,345
                                                                --------------
TOTAL INVESTMENTS - 99.69%
   (Cost $5,270,941)** .....................................         5,179,495
                                                                --------------
NET OTHER ASSETS AND LIABILITIES - 0.31% ...................            15,926
                                                                --------------
NET ASSETS - 100.00% .......................................    $    5,195,421
                                                                ==============

------------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $5,270,849.

     Gross unrealized appreciation .........................    $      202,548
     Gross unrealized depreciation .........................          (293,902)
                                                                --------------
     Net unrealized depreciation ...........................    $      (91,354)
                                                                ==============

(A) Filed for Chapter 11 Bankruptcy subsequent to October 31, 2001.

     REIT  Real Estate Investment Trust
   SP ADR  Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

VALUE FUND                                                      OCTOBER 31, 2001
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

[PIE GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

FOOD AND BEVERAGES
3%

CASH AND OTHER NET ASSETS
2%

UTILITIES
4%

TECHNOLOGY
4%

FINANCE
23%

INSURANCE
7%

CAPITAL GOODS
8%

OTHER COMMON STOCKS
19%

COMMUNICATIONS
14%

OIL AND GAS EXTRACTION
16%

% OF TOTAL NET ASSETS

                                                                    MARKET
      SHARES                                                        VALUE
      -------                                                      --------


COMMON STOCKS - 98.11%

               AUTOMOBILE - 1.61%
       77,022  Ford Motor ..................................    $    1,236,203
       15,400  General Motors ..............................           636,328
                                                                --------------
                                                                     1,872,531
                                                                --------------

               BASIC MATERIALS - 1.76%
       26,900  Alcoa .......................................           868,063
       37,400  Freeport-McMoRan Copper &
                 Gold, Class B* ............................           415,140
       31,250  Westvaco ....................................           767,187
                                                                --------------
                                                                     2,050,390
                                                                --------------

               BIOTECHNOLOGY - 0.45%
        9,400  Biogen* .....................................           517,000
                                                                --------------

               CAPITAL GOODS - 8.17%
       45,900  Allied Waste Industries* ....................           455,328
       21,600  Boeing ......................................           704,160
       13,000  Dover .......................................           428,350
       11,700  FMC* ........................................           555,282
       16,300  Honeywell International .....................           481,665
       20,900  Ingersoll-Rand ..............................           779,570
        4,600  L-3 Communications Holdings* ................           399,602
       56,800  McDermott International* ....................           602,080
        3,800  Minnesota Mining &
                 Manufacturing .............................           396,644
       22,300  National Service Industries .................           395,602
        4,100  Northrop Grumman ............................           409,795
       17,300  Raytheon ....................................           557,925
       27,700  Republic Services* ..........................           453,726
       36,600  Rockwell Collins ............................           494,100
       18,100  Snap-On .....................................           484,356
       20,611  Tyco International ..........................         1,012,825
       16,500  United Technologies .........................           889,185
                                                                --------------
                                                                     9,500,195
                                                                --------------



                                                                    MARKET
      SHARES                                                        VALUE
      -------                                                      --------

               CHEMICALS - 2.36%
       20,400  Air Products & Chemicals ....................    $      816,816
        6,800  Ashland .....................................           273,768
       13,800  Eastman Chemical ............................           473,478
       17,500  Sherwin-Williams ............................           426,300
       20,100  Sigma-Aldrich ...............................           754,152
                                                                --------------
                                                                     2,744,514
                                                                --------------

               COMMERCIAL SERVICES - 1.56%
       64,500  Cendant* ....................................           835,920
       35,000  Quintiles Transnational* ....................           555,100
       46,700  Unisys* .....................................           417,031
                                                                --------------
                                                                     1,808,051
                                                                --------------

               COMMUNICATIONS - 13.74%
      100,700  AOL Time Warner* ............................         3,142,847
      125,187  AT&T ........................................         1,909,102
       34,472  AT&T Wireless Services* .....................           497,776
       55,300  Avaya* ......................................           493,829
       45,000  BellSouth ...................................         1,665,000
       14,500  Comcast, Special Class A* ...................           519,680
       14,500  Gannett .....................................           916,400
       10,300  Qwest Communications
                 International .............................           133,385
       14,900  SBC Communications ..........................           567,839
       49,000  Sprint ......................................           980,000
       63,122  Verizon Communications ......................         3,144,107
       23,300  Viacom, Class B* ............................           850,683
       85,450  WorldCom* ...................................         1,149,302
                                                                --------------
                                                                    15,969,950
                                                                --------------

               CONSUMER CYCLICALS - 0.44%
       15,600  Pulte Homes .................................           507,000
                                                                --------------

               CONSUMER STAPLES - 0.70%
       17,300  Philip Morris ...............................           809,640
                                                                --------------

               ELECTRONICS - 1.84%
       12,600  Agilent Technologies* .......................           280,602
       32,800  Jabil Circuit* ..............................           695,360
       12,200  PerkinElmer .................................           328,302
       23,400  Waters* .....................................           830,466
                                                                --------------
                                                                     2,134,730
                                                                --------------

               ENTERTAINMENT AND LEISURE - 2.12%
       19,500  Clear Channel Communications* ...............           743,340
       23,500  Fox Entertainment Group,
                 Class A* ..................................           517,235
       64,700  Walt Disney (The) ...........................         1,202,773
                                                                --------------
                                                                     2,463,348
                                                                --------------

               FINANCE - 22.82%
       41,400  Bank of America .............................         2,442,186
       22,600  Bank One ....................................           750,094
       31,710  Charter One Financial .......................           864,098
      118,566  Citigroup ...................................         5,397,124
       14,350  Comerica ....................................           661,392
        9,900  Federal National
                 Mortgage Association ......................           801,504
       18,700  FleetBoston Financial .......................           614,482
       22,400  Federal Home Loan Mortgage ..................         1,519,168
       11,900  Golden West Financial .......................           578,340
       14,700  Household International .....................           768,810
       39,000  Huntington Bancshares .......................           601,770
       42,160  J.P. Morgan Chase ...........................         1,490,778
       23,700  Keycorp .....................................           503,862
       11,400  Lehman Brothers Holdings ....................           712,044

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

VALUE FUND                                                      OCTOBER 31, 2001

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                                    MARKET
      SHARES                                                        VALUE
      -------                                                      --------

               FINANCE (CONTINUED)
       32,100  Merrill Lynch ...............................    $    1,403,091
       14,700  Morgan Stanley Dean Witter ..................           719,124
       22,500  North Fork Bancorporation ...................           627,750
       24,400  Regions Financial ...........................           656,604
       31,700  SouthTrust ..................................           718,322
       21,700  Union Planters ..............................           878,850
       63,500  U.S. Bancorp ................................         1,129,030
       32,500  Wachovia ....................................           929,500
       44,500  Wells Fargo .................................         1,757,750
                                                                --------------
                                                                    26,525,673
                                                                --------------

               FOOD AND BEVERAGES - 2.77%
       37,500  Albertson's .................................         1,196,625
       19,900  Campbell Soup ...............................           561,976
       32,700  ConAgra Foods ...............................           748,830
       16,800  Heinz (H.J.) ................................           712,992
                                                                --------------
                                                                     3,220,423
                                                                --------------

               HEALTH CARE SERVICES - 1.40%
       55,300  Humana* .....................................           638,715
       17,200  Tenet Healthcare* ...........................           989,344
                                                                --------------
                                                                     1,628,059
                                                                --------------

               INSURANCE - 6.87%
       12,450  AMBAC Financial Group .......................           597,600
       48,000  American International Group ................         3,772,800
       12,900  CIGNA .......................................           940,410
       11,500  Cincinnati Financial ........................           427,800
       22,800  CNA Financial* ..............................           574,104
       13,700  Lincoln National ............................           580,195
       29,500  Torchmark ...................................         1,092,385
                                                                --------------
                                                                     7,985,294
                                                                --------------

               OIL AND GAS EXTRACTION - 15.50%
       14,300  Amerada Hess ................................           840,125
       11,400  Anadarko Petroleum ..........................           650,370
       31,343  ChevronTexaco ...............................         2,775,378
       27,400  Conoco ......................................           704,180
       12,127  El Paso .....................................           594,951
       12,300  Enron (A) ...................................           170,970
      142,978  Exxon Mobil .................................         5,640,482
       13,500  Helmerich & Payne ...........................           409,455
        5,600  Kerr-McGee ..................................           322,560
       16,100  Noble Drilling* .............................           491,855
        9,920  Phillips Petroleum ..........................           539,747
       19,700  Progress Energy .............................           830,749
       26,700  Rowan* ......................................           450,963
       61,050  Royal Dutch Petroleum,
                 NY Shares .................................         3,083,636
       18,300  USX-Marathon Group ..........................           504,897
                                                                --------------
                                                                    18,010,318
                                                                --------------

               RETAIL - 2.66%
       35,800  Big Lots ....................................           261,340
       16,900  Brinker International* ......................           429,260
       34,300  Dillards, Class A ...........................           444,185
       12,100  Home Depot (The) ............................           462,583
       29,300  Limited (The) ...............................           326,695
       33,700  Saks* .......................................           229,160
       24,300  Sears, Roebuck ..............................           942,111
                                                                --------------
                                                                     3,095,334
                                                                --------------



                                                                    MARKET
      SHARES                                                        VALUE
      -------                                                      --------

               TECHNOLOGY - 4.38%
       45,300  Advanced Micro Devices* .....................    $      445,752
       12,700  Automatic Data Processing ...................           656,082
       55,000  Compaq Computer .............................           481,250
       14,100  Computer Associates
                 International .............................           435,972
       57,700  Hewlett-Packard .............................           971,091
       55,100  Texas Instruments ...........................         1,542,249
       78,900  Xerox .......................................           552,300
                                                                --------------
                                                                     5,084,696
                                                                --------------

               TELECOMMUNICATIONS
               EQUIPMENT - 1.91%
       37,500  Andrew* .....................................           681,375
       53,200  Corning .....................................           428,792
       44,900  Lucent Technologies .........................           300,830
       26,700  Motorola ....................................           437,079
       18,000  Scientific-Atlanta ..........................           375,660
                                                                --------------
                                                                     2,223,736
                                                                --------------

               TRANSPORTATION - 0.56%
       18,000  AMR* ........................................           327,600
       11,900  Teekay Shipping .............................           328,916
                                                                --------------
                                                                       656,516
                                                                --------------

               UTILITIES - 4.49%
       22,800  American Electric Power .....................           955,320
       23,100  Calpine* ....................................           571,725
       18,200  Constellation Energy Group ..................           407,134
        5,700  Dominion Resources ..........................           348,384
       10,000  Energy East .................................           188,200
       12,000  Entergy .....................................           466,200
       11,484  Mirant* .....................................           298,584
       13,700  Pinnacle West Capital .......................           577,455
       23,900  Reliant Energy ..............................           668,005
       31,600  Sempra Energy ...............................           739,440
                                                                --------------
                                                                     5,220,447
                                                                --------------
               TOTAL COMMON STOCKS
                 (Cost $135,468,507) .......................       114,027,845
                                                                --------------

INVESTMENT COMPANY - 1.67%
    1,936,885  J.P. Morgan Chase Institutional
                 Federal Money Market Fund .................         1,936,885
                                                                --------------
               TOTAL INVESTMENT COMPANY
                 (Cost $1,936,885) .........................         1,936,885
                                                                --------------
TOTAL INVESTMENTS - 99.78%
   (Cost $137,405,392)** ...................................       115,964,730
                                                                --------------
NET OTHER ASSETS AND LIABILITIES - 0.22% ...................           256,233
                                                                --------------
NET ASSETS - 100.00% .......................................    $  116,220,963
                                                                ==============

-------------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $137,540,122.

     Gross unrealized appreciation .........................    $    5,004,072
     Gross unrealized depreciation .........................       (26,579,464)
                                                                --------------
     Net unrealized depreciation ...........................    $  (21,575,392)
                                                                ==============

(A) Filed for Chapter 11 Bankruptcy subsequent to October 31, 2001.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

TALON MID CAP FUND                                              OCTOBER 31, 2001
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

[PIE GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


AUTOMOTIVE
4%

ELECTRONICS
6%

TELECOMMUNICATIONS EQUIPMENT
7%

CASH AND OTHER NET ASSETS
18%

ENTERTAINMENT AND LEISURE
7%

OTHER COMMON STOCKS
18%

PRINTING AND PUBLISHING
8%

TECHNOLOGY
15%

COMMERCIAL SERVICES
8%

MEDICAL PRODUCTS AND SUPPLIES
9%

% OF TOTAL NET ASSETS

                                                                    MARKET
      SHARES                                                        VALUE
      -------                                                      --------

COMMON STOCKS - 82.16%

               AUTOMOTIVE - 3.81%
       29,000  Magna International, Class A ................    $    1,533,810
                                                                --------------

               CAPITAL GOODS - 3.34%
       22,000  Rockwell International ......................           303,160
       26,000  Sealed Air* .................................         1,041,040
                                                                --------------
                                                                     1,344,200
                                                                --------------

               COMMERCIAL SERVICES - 8.30%
      264,000  Unisys* .....................................         2,357,520
       63,400  Wallace Computer Services ...................           982,700
                                                                --------------
                                                                     3,340,220
                                                                --------------

               COMMUNICATIONS - 2.24%
       83,000  Yahoo!* .....................................           903,040
                                                                --------------

               CONSUMER CYCLICALS - 3.34%
       71,000  Mattel ......................................         1,344,030
                                                                --------------

               ELECTRONICS - 5.94%
       45,400  CTS .........................................           733,210
       95,500  Symbol Technologies .........................         1,227,175
       22,000  Tektronix* ..................................           433,400
                                                                --------------
                                                                     2,393,785
                                                                --------------

               ENTERTAINMENT AND LEISURE - 7.01%
       43,000  Brunswick ...................................           769,270
       51,200  Hearst-Argyle Television* ...................           952,320
       68,600  Metro-Goldwyn-Mayer* ........................         1,101,716
                                                                --------------
                                                                     2,823,306
                                                                --------------



                                                                    MARKET
      SHARES                                                        VALUE
      -------                                                      --------

               MEDICAL PRODUCTS AND SUPPLIES - 9.20%
       85,000  Boston Scientific* ..........................    $    1,932,900
       47,000  Edwards Lifesciences* .......................         1,193,800
       27,000  IMS Health ..................................           576,990
                                                                --------------
                                                                     3,703,690
                                                                --------------

               PHARMACEUTICALS - 3.51%
       51,000  Alpharma , Class A ..........................         1,412,700
                                                                --------------

               PRINTING AND PUBLISHING - 8.37%
       62,000  Belo, Class A ...............................         1,060,200
       18,000  New York Times, Class A .....................           742,500
       76,000  Reader's Digest Association,
                 Class A ...................................         1,345,200
        5,000  Scholastic* .................................           223,500
                                                                --------------
                                                                     3,371,400
                                                                --------------

               RETAIL - 2.12%
       44,000  Borders Group* ..............................           685,960
       24,500  Saks* .......................................           166,600
                                                                --------------
                                                                       852,560
                                                                --------------

               TECHNOLOGY - 14.57%
      119,500  American Power Conversion* ..................         1,537,965
       60,000  Apple Computer* .............................         1,053,600
       19,000  Diebold .....................................           689,700
      125,000  Legato Systems* .............................         1,048,750
       81,000  Mentor Graphics* ............................         1,535,760
                                                                --------------
                                                                     5,865,775
                                                                --------------

               TELECOMMUNICATIONS
               EQUIPMENT - 7.13%
       77,000  Andrew* .....................................         1,399,090
       43,000  Harris ......................................         1,474,040
                                                                --------------
                                                                     2,873,130
                                                                --------------

               TRANSPORTATION - 3.28%
       35,300  CNF .........................................           779,778
       34,000  Southwest Airlines ..........................           540,600
                                                                --------------
                                                                     1,320,378
                                                                --------------
               TOTAL COMMON STOCKS
                 (Cost $31,074,083) ........................        33,082,024
                                                                --------------

INVESTMENT COMPANIES - 7.41%
    2,021,341  Deutsche Institutional
                 Cash Management Fund ......................         2,021,341
      960,123  Deutsche Institutional
                 Treasury Money Fund .......................           960,123
                                                                --------------
               TOTAL INVESTMENT COMPANIES
                 (Cost $2,981,464) .........................         2,981,464
                                                                --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

TALON MID CAP FUND                                              OCTOBER 31, 2001
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                    MARKET
PAR VALUE                                                           VALUE
----------                                                         --------


REPURCHASE AGREEMENT - 6.35%
$   2,558,000  Bankers Trust, 2.000%,
                 dated 10/31/01, matures 11/01/01,
                 repurchase price $2,558,142
                 (collateralized by U.S. Government
                 Agency Instruments, total
                 market value: $2,613,733) .................    $    2,558,000
                                                                --------------
               TOTAL REPURCHASE AGREEMENT
                 (Cost $2,558,000) .........................         2,558,000
                                                                --------------
TOTAL INVESTMENTS - 95.92%
   (Cost $36,613,547)** ....................................        38,621,488
                                                                --------------
NET OTHER ASSETS AND LIABILITIES - 4.08% ...................         1,643,175
                                                                --------------
NET ASSETS - 100.00% .......................................    $   40,264,663
                                                                ==============

-------------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $36,656,071.

     Gross unrealized appreciation .........................    $    3,700,133
     Gross unrealized depreciation .........................        (1,734,716)
                                                                --------------
     Net unrealized appreciation ...........................    $    1,965,417
                                                                ==============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

CHICAGO CAPITAL SMALL CAP VALUE FUND                            OCTOBER 31, 2001
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

[PIE GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


CONVERTIBLE BOND
1%

TECHNOLOGY
4%

CAPITAL GOODS
6%

OTHER COMMON STOCKS
27%

RETAIL
7%

OIL AND GAS EXTRACTION
7%

FOOD AND BEVERAGES
8%

FINANCE
20%

CONSUMER CYCLICALS
9%

CASH AND OTHER NET ASSETS
11%

% OF TOTAL NET ASSETS

                                                                    MARKET
      SHARES                                                        VALUE
      -------                                                      --------

COMMON STOCKS - 88.01%

               BASIC MATERIALS - 4.00%
       16,400  Arch Coal ...................................    $      361,620
       75,200  Glatfelter (P.H.) ...........................         1,128,000
                                                                --------------
                                                                     1,489,620
                                                                --------------

               CAPITAL GOODS - 6.29%
       36,900  AMETEK ......................................           996,300
       18,300  Bel Fuse, Class B ...........................           372,405
       69,000  General Cable ...............................           779,700
        8,620  International Aluminum ......................           194,381
                                                                --------------
                                                                     2,342,786
                                                                --------------

               COMMUNICATIONS - 3.70%
       90,600  Ariba* ......................................           298,980
       62,500  Commerce One* ...............................           156,250
       57,630  Entrust Technologies* .......................           259,335
       14,445  Netegrity* ..................................           169,584
      134,000  ValueClick* .................................           308,200
       20,555  webMethods* .................................           188,901
                                                                --------------
                                                                     1,381,250
                                                                --------------

               CONSUMER CYCLICALS - 9.19%
       38,200  Hughes Supply ...............................           902,284
       31,800  KB HOME .....................................           939,690
       31,800  Kellwood ....................................           619,782
       18,925  Nautica Enterprises* ........................           229,371
       40,200  Standard-Pacific ............................           733,650
                                                                --------------
                                                                     3,424,777
                                                                --------------

               CONSUMER STAPLES - 4.07%
       25,400  Church & Dwight .............................           660,400
       51,300  Dial ........................................           855,684
                                                                --------------
                                                                     1,516,084
                                                                --------------


                                                                    MARKET
      SHARES                                                        VALUE
      -------                                                      --------

               FINANCE - 20.32%
       33,800  CBL & Associates Properties,
                 REIT ......................................    $      984,256
       51,000  Entertainment Properties Trust,
                 REIT ......................................           851,700
       29,300  First Charter ...............................           477,590
       46,900  First Financial Holdings ....................         1,164,996
       75,400  Hibernia, Class A ...........................         1,146,080
       27,900  MAF Bancorp .................................           781,200
       40,000  Prosperity Bancshares .......................         1,096,800
       16,900  Raymond James Financial .....................           493,987
       45,400  Senior Housing Properties Trust,
                 REIT ......................................           576,580
                                                                --------------
                                                                     7,573,189
                                                                --------------

               FOOD AND BEVERAGES - 8.16%
       22,600  Constellation Brands, Class A* ..............           927,504
       33,700  Nash Finch ..................................           776,785
       28,350  Ralcorp Holdings* ...........................           552,825
       38,000  United Natural Foods* .......................           786,600
                                                                --------------
                                                                     3,043,714
                                                                --------------

               HEALTH CARE SERVICES - 2.87%
       24,700  MedQuist* ...................................           600,210
       23,700  Omnicare ....................................           471,156
                                                                --------------
                                                                     1,071,366
                                                                --------------

               INSURANCE - 3.64%
       21,900  Triad Guaranty* .............................           721,605
       50,000  Vesta Insurance Group .......................           637,000
                                                                --------------
                                                                     1,358,605
                                                                --------------

               MEDICAL PRODUCTS AND SUPPLIES - 1.87%
       27,500  Edwards Lifesciences* .......................           698,500
                                                                --------------

               OIL AND GAS EXTRACTION - 7.47%
      101,100  Chesapeake Energy* ..........................           732,975
       49,200  Core Laboratories* ..........................           801,960
       40,000  Pioneer Natural Resources* ..................           680,400
       32,640  Vintage Petroleum ...........................           570,874
                                                                --------------
                                                                     2,786,209
                                                                --------------

               RESTAURANTS - 4.01%
       55,900  Ryan's Family Steak Houses* .................         1,006,200
       45,600  Steak 'n Shake (The)* .......................           487,920
                                                                --------------
                                                                     1,494,120
                                                                --------------

               RETAIL - 6.87%
       44,325  Casey's General Stores ......................           551,846
       90,000  Goody's Family Clothing* ....................           418,500
       72,000  Pep Boys (The)-Manny,
                 Moe, & Jack ...............................           846,000
       27,525  Tractor Supply* .............................           743,175
                                                                --------------
                                                                     2,559,521
                                                                --------------

               TECHNOLOGY - 4.42%
       69,000  CIBER* ......................................           462,300
      122,300  IKON Office Solutions .......................         1,185,088
                                                                --------------
                                                                     1,647,388
                                                                --------------

               UTILITIES - 1.13%
       11,000  Peoples Energy ..............................           421,190
                                                                --------------
               TOTAL COMMON STOCKS
                 (Cost $29,254,417) ........................        32,808,319
                                                                --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

CHICAGO CAPITAL SMALL CAP VALUE FUND                            OCTOBER 31, 2001
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                                   MARKET
PAR VALUE                                                          VALUE
----------                                                        -------


CONVERTIBLE BOND - 0.94%
$     900,000  Amazon.com
                 4.750%, 02/01/09 ..........................    $      351,000
                                                                --------------
               TOTAL CONVERTIBLE BOND
                 (Cost $368,783) ...........................           351,000
                                                                --------------

REPURCHASE AGREEMENT - 10.67%
    3,976,000  Bank One,  2.550%,
                 dated 10/31/01, matures 11/01/01,
                 repurchase price $3,976,282
                 (collateralized by U.S. Government
                 Agency Instruments, total
                 market value: $4,056,569) .................         3,976,000
                                                                --------------
               TOTAL REPURCHASE AGREEMENT
                 (Cost $3,976,000) .........................         3,976,000
                                                                --------------

 SHARES
--------

INVESTMENT COMPANY - 1.85%
       74,500  meVC Draper Fisher
                 Jurvetson Fund 1 ..........................           689,125
                                                                --------------
               TOTAL INVESTMENT COMPANY
                 (Cost $844,342) ...........................           689,125
                                                                --------------
TOTAL INVESTMENTS - 101.47%
   (Cost $34,443,542)** ....................................        37,824,444
                                                                --------------
NET OTHER ASSETS AND LIABILITIES - (1.47)% .................          (547,273)
                                                                --------------
NET ASSETS - 100.00% .......................................    $   37,277,171
                                                                ==============

-------------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $34,427,936.

     Gross unrealized appreciation .........................    $    4,720,790
     Gross unrealized depreciation .........................        (1,324,282)
                                                                --------------
     Net unrealized appreciation ...........................    $    3,396,508
                                                                ==============

     REIT  Real Estate Investment Trust

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

SMALL CAP FUND                                                  OCTOBER 31, 2001
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

[PIE GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

PHARMACEUTICALS
5%

COMMUNICATIONS
4%

CONSUMER CYCLICALS
6%

OTHER COMMON STOCKS
27%

CASH AND OTHER NET ASSETS
6%

TECHNOLOGY
8%

CAPITAL GOODS
9%

FINANCE
12%

INSURANCE
11%

RETAIL
12%

% OF TOTAL NET ASSETS

                                                                    MARKET
      SHARES                                                        VALUE
      -------                                                      --------

COMMON STOCKS - 94.29%

               ADVERTISING - 0.66%
       26,700  Getty Images* ...............................    $      416,253
                                                                --------------

               AGRICULTURE - 0.29%
       10,500  Bunge .......................................           185,010
                                                                --------------

               AUTOMOTIVE - 0.71%
        5,200  Borg-Warner Automotive ......................           222,144
        7,400  Lear* .......................................           227,180
                                                                --------------
                                                                       449,324
                                                                --------------

               BASIC MATERIALS - 0.91%
       17,200  Allegheny Technologies ......................           254,560
        7,200  Carpenter Technology ........................           156,600
       14,800  Freeport-McMoRan Copper &
                 Gold, Class B* ............................           164,280
                                                                --------------
                                                                       575,440
                                                                --------------

               BIOTECHNOLOGY - 1.29%
       17,300  Exelixis* ...................................           231,820
       33,500  Inhale Therapeutic Systems* .................           586,250
                                                                --------------
                                                                       818,070
                                                                --------------

               CAPITAL GOODS - 9.25%
       17,600  AGCO ........................................           203,456
        4,400  Alliant Techsystems* ........................           383,944
        7,500  Armor Holdings ..............................           182,100
        6,900  Ball ........................................           424,626
        7,000  CoorsTek* ...................................           185,500
        6,100  Cummins .....................................           190,991
       10,200  DRS Technologies* ...........................           411,570
       26,400  Federal Signal ..............................           534,864
       11,600  Granite Construction ........................           288,840
       44,870  Griffon* ....................................           518,248
       11,100  Jacobs Engineering Group* ...................           727,494
       14,600  Kaydon ......................................           275,940
        5,600  L-3 Communications Holdings* ................           486,472
        4,700  Mueller Industries* .........................           136,065



                                                                    MARKET
      SHARES                                                        VALUE
      -------                                                      --------

               CAPITAL GOODS (CONTINUED)
       33,400  Pactiv* .....................................    $      541,080
        9,000  Smith (A.O.) ................................           142,200
       14,200  Terex* ......................................           230,182
                                                                --------------
                                                                     5,863,572
                                                                --------------

               CHEMICALS - 1.46%
        6,300  Cytec Industries* ...........................           150,759
        5,100  Fuller (H.B.) ...............................           262,293
        8,500  OM Group ....................................           514,675
                                                                --------------
                                                                       927,727
                                                                --------------

               COMMERCIAL SERVICES - 2.43%
       13,400  Bright Horizon Family Solutions* ............           340,494
       18,900  Corporate Executives Board* .................           577,773
          600  Edison Schools* .............................            11,310
        9,900  Plexus* .....................................           247,500
        7,900  Resources Connection* .......................           176,091
       10,700  Watson Wyatt Holdings* ......................           188,748
                                                                --------------
                                                                     1,541,916
                                                                --------------

               COMMUNICATIONS - 4.47%
       22,800  eSPEED, Class A* ............................           121,980
       21,000  Hispanic Broadcasting* ......................           351,960
       36,200  Mediacom Communications* ....................           485,804
       24,600  Radio One* ..................................           286,590
       22,000  WebEx Communications* .......................           677,600
       26,700  West* .......................................           620,775
       12,100  Westwood One* ...............................           287,859
                                                                --------------
                                                                     2,832,568
                                                                --------------

               CONSUMER CYCLICALS - 6.37%
       11,200  Bell Microproducts* .........................           100,240
       14,800  Coach* ......................................           412,920
       25,209  D.R. Horton .................................           563,421
        7,700  Ethan Allen Interiors .......................           246,477
       14,700  Furniture Brands International* .............           352,947
       23,800  Gymboree* ...................................           205,870
       32,800  KB HOME .....................................           969,240
        9,200  La-Z-Boy ....................................           164,128
       15,100  Phillips-Van Heusen .........................           128,954
       11,600  Pulte Homes .................................           377,000
        7,400  Tech Data* ..................................           315,906
       13,900  Wolverine World Wide ........................           204,747
                                                                --------------
                                                                     4,041,850
                                                                --------------

               ELECTRONICS - 2.54%
       12,200  Gentex* .....................................           290,360
       10,400  Merix* ......................................           175,552
       17,200  Mettler-Toledo International* ...............           789,652
        6,900  Photon Dynamics* ............................           182,850
       13,600  Symbol Technologies .........................           174,760
                                                                --------------
                                                                     1,613,174
                                                                --------------

               FINANCE - 12.08%
       14,530  Associated Banc .............................           500,123
        9,900  City National ...............................           405,900
       40,600  Colonial BancGroup ..........................           511,560
       13,700  Commercial Federal ..........................           341,952
       19,700  Compass Bancshares ..........................           493,091
       27,300  Cullen/Frost Bankers ........................           736,008
       10,000  Dime Bancorp ................................           338,800
       12,800  Doral Financial .............................           446,336
       10,500  Downey Financial ............................           368,970



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

SMALL CAP FUND                                                  OCTOBER 31, 2001
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------


                                                                    MARKET
      SHARES                                                        VALUE
      -------                                                      --------

               FINANCE (CONTINUED)
       10,300  East West Bancorp ...........................    $      232,677
       12,600  Mack-Cali Realty, REIT ......................           390,600
       26,700  Pan Pacific Retail Properties,
                 REIT ......................................           740,925
       19,300  Prentiss Properties Trust, REIT .............           490,220
       16,000  Reckson Associates Realty, REIT .............           368,000
       18,200  Riggs National ..............................           257,530
       10,415  Valley National Bancorp .....................           311,304
       14,300  Webster Financial ...........................           434,005
        8,100  Westamerica Bancorporation ..................           295,974
                                                                --------------
                                                                     7,663,975
                                                                --------------

               FOOD AND BEVERAGES - 2.24%
       12,700  American Italian Pasta, Class A* ............           517,271
       14,800  Constellation Brands, Class A* ..............           607,392
       13,700  International Multifoods ....................           298,249
                                                                --------------
                                                                     1,422,912
                                                                --------------

               HEALTH CARE SERVICES - 1.17%
        2,800  AmeriPath* ..................................            78,708
       23,000  Beverly Enterprises* ........................           172,270
       14,900  Community Health Systems* ...................           372,500
       10,200  Humana* .....................................           117,810
                                                                --------------
                                                                       741,288
                                                                --------------

               INSURANCE - 10.67%
       10,500  AmerUs Group* ...............................           317,835
        8,700  Berkley (W.R.) ..............................           462,927
       16,900  Everest Reinsurance Group ...................         1,129,765
       14,600  Gallagher (Arthur J.) .......................           533,484
       10,300  Harleysville Group ..........................           247,612
        2,100  Markel* .....................................           411,495
       33,500  PartnerRe ...................................         1,557,750
       17,200  Presidential Life ...........................           299,452
       28,900  Radian Group ................................           978,843
        7,000  Reinsurance Group of America ................           220,990
        6,300  RenaissanceRe Holdings ......................           607,824
                                                                --------------
                                                                     6,767,977
                                                                --------------

               LODGING - 0.87%
       28,500  Extended Stay America* ......................           384,750
        4,300  Four Seasons Hotels .........................           164,432
                                                                --------------
                                                                       549,182
                                                                --------------

               MEDICAL SUPPLIES - 1.83%
        6,800  Cooper ......................................           326,400
        9,600  IDEXX Laboratories* .........................           241,920
       12,100  Invacare ....................................           405,350
       17,700  Oakley* .....................................           189,036
                                                                --------------
                                                                     1,162,706
                                                                --------------

               OIL AND GAS EXTRACTION - 2.90%
       14,100  CAL Dive International* .....................           294,549
        7,500  Helmerich & Payne ...........................           227,475
       10,200  Lone Star Technologies* .....................           167,688
       29,400  Ocean Energy ................................           536,550
        7,200  OSCA* .......................................           131,184
        6,300  Tidewater ...................................           190,386
       17,000  Westport Resources* .........................           293,590
                                                                --------------
                                                                     1,841,422
                                                                --------------



                                                                    MARKET
      SHARES                                                        VALUE
      -------                                                      --------

               PHARMACEUTICALS - 4.67%
       10,900  CIMA Labs* ..................................    $      589,145
       11,200  Cubist Pharmaceuticals* .....................           451,360
       25,700  Esperion Therapeutics* ......................           168,335
       20,400  Inspire Pharmaceuticals* ....................           238,680
       18,800  Neurocrine Biosciences* .....................           790,916
       18,300  Trimeris* ...................................           726,528
                                                                --------------
                                                                     2,964,964
                                                                --------------

               PRINTING AND PUBLISHING - 0.25%
        9,100  Belo, Class A ...............................           155,610
                                                                --------------

               RETAIL - 12.22%
        8,300  Abercrombie & Fitch* ........................           156,206
       13,650  American Eagle Outfitters* ..................           374,010
       14,000  Barnes & Noble* .............................           514,500
       13,200  Bebe Stores* ................................           220,176
        1,800  California Pizza Kitchen* ...................            32,364
       16,800  CEC Entertainment* ..........................           650,832
       23,750  Cheesecake Factory (The)* ...................           669,750
       16,700  Cost Plus* ..................................           324,815
       29,050  Dollar Tree Stores* .........................           652,754
       11,900  Duane Reade* ................................           356,048
       14,150  Freds .......................................           463,413
       23,100  Krispy Kreme Doughnuts* .....................           807,807
       12,800  MSC Industrial Direct* ......................           209,920
       15,700  RARE Hospitality International* .............           286,211
       23,100  Ruby Tuesday ................................           398,244
       27,050  Sonic* ......................................           906,446
       17,600  Too* ........................................           468,336
       16,600  Tweeter Home
                 Entertainment Group* ......................           261,616
                                                                --------------
                                                                     7,753,448
                                                                --------------

               TECHNOLOGY - 8.21%
       21,000  Applied Micro Circuits* .....................           231,630
       10,500  BISYS Group* ................................           546,210
       43,600  Henry (Jack) & Associates ...................         1,075,176
        7,600  International Rectifier* ....................           266,836
        6,600  Mercury Computer Systems* ...................           311,256
       22,300  Micrel* .....................................           560,845
        9,200  Nanometrics* ................................           182,620
        7,300  NETIQ* ......................................           205,495
       19,600  Network Appliance* ..........................           260,680
       27,500  Peregrine Systems* ..........................           397,100
        8,300  Photronics* .................................           206,006
       28,200  Take-Two Interactive Software* ..............           392,826
       33,300  TranSwitch* .................................           110,223
        5,200  Veeco Instruments* ..........................           132,392
       34,800  Vitesse Semiconductor* ......................           328,512
                                                                --------------
                                                                     5,207,807
                                                                --------------

               TELECOMMUNICATIONS
               EQUIPMENT - 3.43%
       33,800  Advanced Fibre Communications* ..............           629,694
       42,100  Finisar* ....................................           329,222
       33,200  ONI Systems* ................................           162,348
       10,400  RF Micro Devices* ...........................           212,576
       14,100  SBA Communications* .........................           115,620
       32,700  Tekelec* ....................................           627,840
       25,000  Western Multiplex, Class A* .................            97,500
                                                                --------------
                                                                     2,174,800
                                                                --------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

SMALL CAP FUND                                                  OCTOBER 31, 2001
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                                    MARKET
      SHARES                                                        VALUE
      -------                                                      --------

               TRANSPORTATION - 2.99%
       16,900  Alexander & Baldwin .........................    $      376,363
       18,600  Arkansas Best* ..............................           437,472
        3,700  Landstar System* ............................           265,179
       10,100  Roadway .....................................           275,225
        9,200  USFreightways ...............................           286,212
       11,600  Yellow* .....................................           255,200
                                                                --------------
                                                                     1,895,651
                                                                --------------

               UTILITIES - 0.38%
       11,800  NUI .........................................           240,130
                                                                --------------
               TOTAL COMMON STOCKS
                 (Cost $59,848,776) ........................        59,806,776
                                                                --------------

 PAR VALUE
 ---------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.87%

               FEDERAL HOME LOAN BANK - 0.96%
$     610,000    3.940%, 11/07/01 ..........................           609,648
                                                                --------------

               FEDERAL HOME LOAN MORTGAGE - 3.91%
    2,480,000    2.480%, 11/01/01 ..........................         2,480,000
                                                                --------------
               TOTAL U.S. GOVERNMENT
                 AGENCY OBLIGATIONS
                 (Cost $3,089,648) .........................         3,089,648
                                                                --------------
TOTAL INVESTMENTS - 99.16%
   (Cost $62,938,424)** ....................................        62,896,424
                                                                --------------
NET OTHER ASSETS AND LIABILITIES - 0.84% ...................           533,211
                                                                --------------
NET ASSETS - 100.00% .......................................    $   63,429,635
                                                                ==============

------------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $63,511,268.

     Gross unrealized appreciation .........................    $    7,131,117
     Gross unrealized depreciation .........................        (7,745,961)
                                                                --------------
     Net unrealized depreciation ...........................    $     (614,844)
                                                                ==============

     REIT  Real Estate Investment Trust

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

TAMRO SMALL CAP FUND                                            OCTOBER 31, 2001
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

[PIE GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


TECHNOLOGY
5%

CONVERTIBLE BONDS
2%

RETAIL
6%

OTHER COMMON STOCKS
24%

OIL AND GAS EXTRACTION
6%

CAPITAL GOODS
6%

FOOD AND BEVERAGES
10%

FINANCE
18%

CONSUMER CYCLICALS
10%

CASH AND OTHER NET ASSETS
13%

% OF TOTAL NET ASSETS

                                                                    MARKET
      SHARES                                                        VALUE
      -------                                                      --------

COMMON STOCKS - 85.12%

               BIOTECHNOLOGY - 0.78%
          660  Applera - Celera Genomics
                 Group*                                         $       15,510
                                                                --------------

               BASIC MATERIALS - 2.60%
        1,420  Arch Coal ...................................            31,311
        1,990  Steel Dynamics* .............................            20,696
                                                                --------------
                                                                        52,007
                                                                --------------

               CAPITAL GOODS - 6.30%
        1,770  AMETEK ......................................            47,790
          830  Bel Fuse, Class B ...........................            16,890
        4,505  General Cable ...............................            50,906
          460  International Aluminum ......................            10,373
                                                                --------------
                                                                       125,959
                                                                --------------

               COMMUNICATIONS - 4.07%
        4,900  Ariba* ......................................            16,170
        3,375  Commerce One* ...............................             8,438
        3,120  Entrust Technologies* .......................            14,040
          800  Netegrity* ..................................             9,392
       10,000  ValueClick* .................................            23,000
        1,120  webMethods* .................................            10,293
                                                                --------------
                                                                        81,333
                                                                --------------

               CONSUMER CYCLICALS - 9.93%
        2,425  Hughes Supply ...............................            57,278
        1,430  KB HOME .....................................            42,257
        1,725  Kellwood ....................................            33,620
        1,425  Nautica Enterprises* ........................            17,271
        1,000  Reebok International* .......................            20,760
        1,500  Standard-Pacific ............................            27,375
                                                                --------------
                                                                       198,561
                                                                --------------



                                                                    MARKET
      SHARES                                                        VALUE
      -------                                                      --------

               CONSUMER STAPLES - 2.10%
        2,525  Dial ........................................    $       42,117
                                                                --------------

               FINANCE - 18.14%
        1,320  Allied Capital ..............................            29,726
          545  Apartment Investment &
                 Management, Class A, REIT .................            22,874
        2,620  Entertainment Properties Trust,
                 REIT ......................................            43,754
        2,300  First Charter ...............................            37,490
        1,360  First Financial Holdings ....................            33,782
          600  First Industrial Realty Trust,
                 REIT ......................................            16,500
        2,555  Hibernia, Class A ...........................            38,836
        1,000  MAF Bancorp .................................            28,000
        1,819  Provident Bankshares ........................            40,054
        3,160  Senior Housing Properties Trust,
                 REIT ......................................            40,132
          635  Weingarten Realty Investors,
                 REIT ......................................            31,775
                                                                --------------
                                                                       362,923
                                                                --------------

               FOOD AND BEVERAGES - 9.79%
        1,360  Constellation Brands, Class A* ..............            55,814
        1,855  Fleming .....................................            44,706
        1,780  Nash Finch ..................................            41,029
        1,350  Ralcorp Holdings* ...........................            26,325
        1,350  United Natural Foods* .......................            27,945
                                                                --------------
                                                                       195,819
                                                                --------------

               HEALTH CARE SERVICES - 1.70%
        1,400  MedQuist* ...................................            34,020
                                                                --------------

               INSURANCE - 3.43%
          730  Protective Life .............................            20,112
        3,800  Vesta Insurance Group .......................            48,412
                                                                --------------
                                                                        68,524
                                                                --------------

               MEDICAL PRODUCTS AND SUPPLIES - 2.69%
        2,120  Edwards Lifesciences* .......................            53,848
                                                                --------------

               OIL AND GAS EXTRACTION - 6.23%
        2,700  Core Laboratories* ..........................            44,010
        1,780  Vintage Petroleum ...........................            31,132
        2,753  XTO Energy ..................................            49,554
                                                                --------------
                                                                       124,696
                                                                --------------

               RESTAURANTS - 4.46%
        2,110  Ryan's Family Steak Houses* .................            37,980
        4,785  Steak 'n Shake (The)* .......................            51,200
                                                                --------------
                                                                        89,180
                                                                --------------

               RETAIL - 6.39%
        2,400  Casey's General Stores ......................            29,880
        4,320  Goody's Family Clothing* ....................            20,087
        3,700  Pep Boys (The)-Manny,
                 Moe, & Jack ...............................            43,475
        1,275  Tractor Supply* .............................            34,425
                                                                --------------
                                                                       127,867
                                                                --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

TAMRO SMALL CAP FUND                                            OCTOBER 31, 2001
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                                    MARKET
      SHARES                                                        VALUE
      -------                                                      --------

               TECHNOLOGY - 5.48%
        6,160  CIBER* ......................................    $       41,272
        7,060  IKON Office Solutions .......................            68,411
                                                                --------------
                                                                       109,683
                                                                --------------

               UTILITIES - 1.03%
          840  Energen .....................................            20,580
                                                                --------------
               TOTAL COMMON STOCKS
                 (Cost $1,706,855) .........................         1,702,627
                                                                --------------

INVESTMENT COMPANIES - 8.34%
       98,737  Deutsche Institutional
                 Cash Management Fund ......................            98,737
       49,368  Deutsche Institutional
                 Treasury Money Fund .......................            49,368
        2,030  meVC Draper Fisher
                 Jurvetson Fund 1 ..........................            18,778
                                                                --------------
               TOTAL INVESTMENT COMPANIES
                 (Cost $172,220) ...........................           166,883
                                                                --------------

 PAR VALUE
 ---------

CONVERTIBLE BONDS - 1.72%
$      26,000  Aether Systems
                 6.000%, 03/22/05 ..........................            14,950
       50,000  Amazon.com
                 4.750%, 02/01/09 ..........................            19,500
                                                                --------------
               TOTAL CONVERTIBLE BONDS
                 (Cost $35,843) ............................            34,450
                                                                --------------
TOTAL INVESTMENTS - 95.18%
   (Cost $1,914,918)** .....................................         1,903,960
                                                                --------------
NET OTHER ASSETS AND LIABILITIES - 4.82% ...................            96,383
                                                                --------------
NET ASSETS - 100.00% .......................................    $    2,000,343
                                                                ==============

--------------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $1,915,371.

     Gross unrealized appreciation .........................    $      104,430
     Gross unrealized depreciation .........................          (115,841)
                                                                --------------
     Net unrealized depreciation ...........................    $      (11,411)
                                                                ==============

     REIT  Real Estate Investment Trust
   SP ADR  Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

VEREDUS AGGRESSIVE GROWTH FUND                                  OCTOBER 31, 2001
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

[PIE GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


CONSUMER CYCLICALS
4%

PHARMACEUTICALS
6%

OTHER COMMON STOCKS
7%

FINANCE
16%

HEALTH CARE SERVICES
8%

COMMUNICATIONS
15%

CASH AND OTHER NET ASSETS
8%

TELECOMMUNICATIONS EQUIPMENT
13%

TECHNOLOGY
11%

MEDICAL PRODUCTS AND SUPPLIES
12%

% OF TOTAL NET ASSETS

                                                                    MARKET
      SHARES                                                        VALUE
      -------                                                      --------

COMMON STOCKS - 92.19%

               AUTOMOTIVE - 1.05%
       68,050  American Axle &
                 Manufacturing Holdings* ...................    $    1,150,045
       52,300  Superior Industries International ...........         1,727,992
                                                                --------------
                                                                     2,878,037
                                                                --------------

               CAPITAL GOODS - 2.65%
      166,300  Shaw Group (The)* ...........................         4,573,250
      119,700  URS* ........................................         2,681,280
                                                                --------------
                                                                     7,254,530
                                                                --------------

               COMMUNICATIONS - 14.96%
      290,450  F5 Networks* ................................         4,382,891
    1,083,000  Inktomi* ....................................         4,602,750
      249,600  Insight Communications* .....................         5,116,800
      170,600  Internet Security Systems* ..................         4,512,370
      324,900  Liberate Technologies* ......................         3,210,011
      229,500  Mediacom Communications* ....................         3,079,890
      223,650  Network Associates* .........................         4,294,080
      234,800  Overture Services* ..........................         6,186,980
      180,900  WebEx Communications* .......................         5,571,720
                                                                --------------
                                                                    40,957,492
                                                                --------------

               CONSUMER CYCLICALS - 4.48%
       80,750  D.R. Horton .................................         1,804,762
      175,500  KB HOME .....................................         5,186,025
       98,600  Ryland Group (The) ..........................         5,275,100
                                                                --------------
                                                                    12,265,887
                                                                --------------

               ELECTRONICS - 0.72%
      110,900  Trimble Navigation* .........................         1,951,840
                                                                --------------



                                                                    MARKET
      SHARES                                                        VALUE
      -------                                                      --------

               FINANCE - 16.38%
       78,600  Affiliated Managers Group* ..................    $    4,849,620
      131,700  Astoria Financial ...........................         6,860,253
      255,500  BankAtlantic Bancorp, Class A ...............         2,069,550
      194,150  Commercial Federal ..........................         4,845,984
      163,900  Independence Community Bank .................         3,986,048
      500,200  Knight Trading Group* .......................         4,916,966
      197,950  Leucadia National ...........................         5,736,591
      380,700  Roslyn Bancorp ..............................         6,909,705
      154,100  Webster Financial ...........................         4,676,935
                                                                --------------
                                                                    44,851,652
                                                                --------------

               FOOD AND BEVERAGES - 1.59%
      331,100  Fresh Del Monte Produce* ....................         4,353,965
                                                                --------------

               HEALTH CARE SERVICES - 8.13%
      655,700  Beverly Enterprises* ........................         4,911,193
       79,700  Cross Country* ..............................         1,625,083
      227,000  DaVita* .....................................         4,131,400
      544,900  HEALTHSOUTH * ...............................         7,094,598
      249,000  United Surgical Partners* ...................         4,482,000
                                                                --------------
                                                                    22,244,274
                                                                --------------

               MEDICAL PRODUCTS AND SUPPLIES - 11.98%
      399,200  Cytyc* ......................................        10,467,024
       60,800  Endocare* ...................................         1,349,760
      164,500  Respironics* ................................         5,540,360
       36,900  Stericycle* .................................         1,771,200
      410,000  STERIS* .....................................         9,184,000
      230,400  Thoratec* ...................................         4,492,800
                                                                --------------
                                                                    32,805,144
                                                                --------------

               OIL AND GAS EXTRACTION - 1.04%
      121,300  Key Energy Services* ........................         1,055,310
      320,300  Ultra Petroleum* ............................         1,793,680
                                                                --------------
                                                                     2,848,990
                                                                --------------

               PHARMACEUTICALS - 5.95%
      301,400  Isis Pharmaceuticals* .......................         6,257,064
      227,500  SICOR* ......................................         4,265,625
      137,100  Taro Pharmaceutical Industries* .............         5,771,910
                                                                --------------
                                                                    16,294,599
                                                                --------------

               TECHNOLOGY - 10.67%
      157,800  Cerner* .....................................         8,481,750
      298,500  Concurrent Computer* ........................         3,504,390
      337,500  Documentum* .................................         4,984,875
      127,000  Genesis Microchip* ..........................         5,868,670
       33,700  hi/fn* ......................................           484,269
      114,100  Numerical Technologies* .....................         2,815,988
      125,000  SeaChange International* ....................         3,075,000
                                                                --------------
                                                                    29,214,942
                                                                --------------

               TELECOMMUNICATIONS
               EQUIPMENT - 12.59%
      261,300  Emulex* .....................................         6,187,584
      392,900  Extreme Networks* ...........................         4,593,001
      895,500  ONI Systems* ................................         4,378,995
      237,000  Riverstone Networks* ........................         3,014,640
      433,400  Tekelec* ....................................         8,321,280
      701,800  Terayon Communication Systems* ..............         7,965,430
                                                                --------------
                                                                    34,460,930
                                                                --------------
               TOTAL COMMON STOCKS
                 (Cost $240,139,622) .......................       252,382,282
                                                                --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

VEREDUS AGGRESSIVE GROWTH FUND                                  OCTOBER 31, 2001
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                                    MARKET
PAR VALUE                                                           VALUE
----------                                                         --------


REPURCHASE AGREEMENT - 5.57%
$  15,243,770  Morgan Stanley, 2.300%,
                 dated 10/31/01, matures 11/01/01,
                 repurchase price $15,244,744
                 (collateralized by U.S. Treasury
                 Instruments, total market
                 value: $15,559,143) .......................    $   15,243,770
                                                                --------------
               TOTAL REPURCHASE AGREEMENT
                 (Cost $15,243,770) ........................        15,243,770
                                                                --------------
TOTAL INVESTMENTS - 97.76%
   (Cost $255,383,392)** ...................................       267,626,052
                                                                --------------
NET OTHER ASSETS AND LIABILITIES - 2.24% ...................         6,142,637
                                                                --------------
NET ASSETS - 100.00% .......................................    $  273,768,689
                                                                ==============

-------------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $255,705,954.

     Gross unrealized appreciation .........................    $   23,225,693
     Gross unrealized depreciation .........................       (11,305,595)
                                                                --------------
     Net unrealized appreciation ...........................    $   11,920,098
                                                                ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

REAL ESTATE FUND                                                OCTOBER 31, 2001
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


[PIE GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

SELF-STORAGE
1%

CASH AND OTHER NET ASSETS
1%

HOTELS
3%

RESIDENTIAL
28%

DIVERSIFIED
7%

INDUSTRIAL
13%

RETAIL
21%

OFFICE PROPERTIES
26%

% OF TOTAL NET ASSETS


                                                                    MARKET
      SHARES                                                        VALUE
      -------                                                      --------

COMMON STOCKS - 98.70%

               DIVERSIFIED - 6.61%
       13,600  Catellus Development* .......................    $      233,920
        6,100  Colonial Properties Trust ...................           182,085
       15,100  Vornado Realty Trust ........................           591,920
                                                                --------------
                                                                     1,007,925
                                                                --------------

               HOTELS - 3.16%
       25,200  Host Marriott ...............................           170,100
        4,400  Orient Express Hotels* ......................            55,352
       11,600  Starwood Hotels &
                 Resorts Worldwide .........................           255,664
                                                                --------------
                                                                       481,116
                                                                --------------

               INDUSTRIAL - 12.94%
       16,885  AMB Property ................................           410,474
       11,800  CenterPoint Properties ......................           548,700
       26,580  Duke Realty .................................           612,669
       20,100  ProLogis Trust ..............................           400,593
                                                                --------------
                                                                     1,972,436
                                                                --------------

               OFFICE PROPERTIES - 25.85%
       11,675  Alexandria Real Estate Equities .............           469,335
        3,400  Arden Realty ................................            83,742
       22,185  Boston Properties ...........................           784,240
       18,500  Brookfield Properties .......................           296,925
       68,884  Equity Office Properties Trust ..............         1,963,194
       11,500  SL Green Realty .............................           342,930
                                                                --------------
                                                                     3,940,366
                                                                --------------



                                                                    MARKET
      SHARES                                                        VALUE
      -------                                                      --------

               RESIDENTIAL - 27.58%
       13,685  Apartment Investment &
                 Management ................................    $      574,359
       24,700  Archstone-Smith Trust .......................           597,740
       16,824  AvalonBay Communities .......................           763,810
       23,400  Boardwalk Equities ..........................           161,694
       22,990  BRE Properties, Class A .....................           666,710
       43,800  Equity Residential
                 Properties Trust ..........................         1,136,610
        9,900  Manufactured Home
                 Communities ...............................           302,445
                                                                --------------
                                                                     4,203,368
                                                                --------------

               RETAIL - 21.20%
        1,400  Alexander's* ................................            84,294
       10,900  CBL & Associates Properties .................           317,408
       10,600  General Growth Properties ...................           388,172
       15,300  Kimco Realty ................................           748,017
       16,225  Mills .......................................           354,354
       19,300  Pan Pacific Retail Properties ...............           535,575
       14,300  Simon Property Group ........................           393,250
        8,200  Weingarten Realty Investors .................           410,328
                                                                --------------
                                                                     3,231,398
                                                                --------------

               SELF-STORAGE - 1.36%
        6,900  Shurgard Storage Centers ....................           207,415
                                                                --------------
               TOTAL COMMON STOCKS
                 (Cost $14,564,719) ........................        15,044,024
                                                                --------------

 PAR VALUE
 ---------

REPURCHASE AGREEMENT - 1.13%
$     172,776  Morgan Stanley, 2.250%,
                 dated 10/31/01, matures 11/01/01,
                 repurchase price $172,787
                 (collateralized by U.S. Treasury
                 Instrument, total market
                 value: $190,999) ..........................           172,776
                                                                --------------
               TOTAL REPURCHASE AGREEMENT
                 (Cost $172,776) ...........................           172,776
                                                                --------------
TOTAL INVESTMENTS - 99.83%
   (Cost $14,737,495)** ....................................        15,216,800
                                                                --------------
NET OTHER ASSETS AND LIABILITIES - 0.17% ...................            25,651
                                                                --------------
NET ASSETS - 100.0% ........................................    $   15,242,451
                                                                ==============

-------------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $14,643,776.

     Gross unrealized appreciation .........................    $    1,108,396
     Gross unrealized depreciation .........................          (535,372)
                                                                --------------
     Net unrealized appreciation ...........................    $      573,024
                                                                ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

VEREDUS SCITECH FUND                                            OCTOBER 31, 2001
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

[PIE GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


CASH AND OTHER NET ASSETS
2%

COMPUTER SOFTWARE
6%

PHARMACEUTICALS
7%

COMMUNICATIONS
20%

BIOTECHNOLOGY
7%

OTHER COMMON STOCKS
7%

NETWORKING PRODUCTS
9%

TELECOMMUNICATIONS EQUIPMENT
16%

MEDICAL PRODUCTS AND SUPPLIES
13%

COMPUTERS
13%

% OF TOTAL NET ASSETS


                                                                    MARKET
      SHARES                                                        VALUE
      -------                                                      --------

COMMON STOCKS - 98.50%

               BIOTECHNOLOGY - 7.16%
          600  Chiron* .....................................    $       32,292
          800  Genentech* ..................................            41,800
        1,000  Genzyme* ....................................            53,950
        6,650  Interpore International* ....................            55,793
                                                                --------------
                                                                       183,835
                                                                --------------

               COMMUNICATIONS - 20.32%
        4,600  CacheFlow* ..................................             9,246
        3,350  F5 Networks* ................................            50,552
        6,800  Inktomi* ....................................            28,900
        3,700  Internet Security Systems* ..................            97,865
        1,700  Liberate Technologies* ......................            16,796
        2,800  Network Associates* .........................            53,760
        2,400  Overture Services* ..........................            63,240
        9,500  Raindance Communications* ...................            50,825
        1,100  Symantec* ...................................            60,489
        1,200  WebEx Communications* .......................            36,960
        4,850  Yahoo!* .....................................            52,768
                                                                --------------
                                                                       521,401
                                                                --------------

               COMPUTER SOFTWARE - 5.90%
          950  Cerner* .....................................            51,063
        3,300  Documentum* .................................            48,741
        2,100  SeaChange International* ....................            51,660
                                                                --------------
                                                                       151,464
                                                                --------------



                                                                    MARKET
      SHARES                                                        VALUE
      -------                                                      --------

               COMPUTERS - 13.03%
        3,300  Brocade Communications
                 Systems* ..................................    $       81,015
        4,900  Concurrent Computer* ........................            57,526
        1,700  Dell Computer* ..............................            40,766
        2,800  McDATA* .....................................            41,188
        6,700  Network Appliance* ..........................            89,110
        1,000  Numerical Technologies* .....................            24,680
                                                                --------------
                                                                       334,285
                                                                --------------

               ELECTRONICS - 0.75%
        1,100  Trimble Navigation* .........................            19,360
                                                                --------------

               MEDICAL PRODUCTS AND SUPPLIES - 12.60%
        4,000  Cytyc* ......................................           104,880
          600  Endocare* ...................................            13,320
        1,400  Respironics* ................................            47,152
          400  Stericycle* .................................            19,200
        2,600  STERIS* .....................................            58,240
        2,700  Thoratec* ...................................            52,650
          900  Zimmer Holdings* ............................            27,819
                                                                --------------
                                                                       323,261
                                                                --------------

               PHARMACEUTICALS - 7.34%
          500  Cell Therapeutics* ..........................            15,015
        3,000  Isis Pharmaceuticals* .......................            62,280
        3,000  SICOR* ......................................            56,250
        1,300  Taro Pharmaceutical Industries* .............            54,730
                                                                --------------
                                                                       188,275
                                                                --------------

               SEMICONDUCTORS - 5.71%
        1,000  Broadcom, Class A* ..........................            34,410
        2,300  Genesis Microchip* ..........................           106,283
          400  hi/fn* ......................................             5,748
                                                                --------------
                                                                       146,441
                                                                --------------

               NETWORKING PRODUCTS - 9.21%
        5,800  Cisco Systems* ..............................            98,136
        2,500  Emulex* .....................................            59,200
        3,000  Extreme Networks* ...........................            35,070
        9,000  ONI Systems* ................................            44,010
                                                                --------------
                                                                       236,416
                                                                --------------

               TELECOMMUNICATIONS
               EQUIPMENT - 16.48%
        7,700  CIENA* ......................................           125,202
        2,600  Riverstone Networks* ........................            33,072
          600  Scientific-Atlanta ..........................            12,522
        1,900  Tekelec* ....................................            36,480
        1,200  Tellabs* ....................................            16,380
       10,000  Terayon Communication
                 Systems* ..................................           113,500
        3,650  UTStarcom* ..................................            85,702
                                                                --------------
                                                                       422,858
                                                                --------------
               TOTAL COMMON STOCKS
                 (Cost $2,271,988) .........................         2,527,596
                                                                --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

VEREDUS SCITECH FUND                                            OCTOBER 31, 2001
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                                    MARKET
PAR VALUE                                                           VALUE
----------                                                         --------

REPURCHASE AGREEMENT - 0.19%
$       4,917  Morgan Stanley, 2.300%,
                 dated 10/31/01, matures 11/01/01,
                 repurchase price $4,917
                 (collateralized by U.S. Treasury
                 Instruments, total market
                 value: $5,170) ............................    $        4,917
                                                                --------------
               TOTAL REPURCHASE AGREEMENT
                 (Cost $4,917) .............................             4,917
                                                                --------------
TOTAL INVESTMENTS - 98.69%
   (Cost $2,276,905)** .....................................         2,532,513
                                                                --------------
NET OTHER ASSETS AND LIABILITIES - 1.31% ...................            33,526
                                                                --------------
NET ASSETS - 100.00% .......................................    $    2,566,039
                                                                ==============

--------------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $2,280,461.

     Gross unrealized appreciation .........................    $      293,765
     Gross unrealized depreciation .........................           (41,713)
                                                                --------------
     Net unrealized appreciation ...........................    $      252,052
                                                                ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

CHICAGO CAPITAL BALANCED FUND                                   OCTOBER 31, 2001
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

[PIE GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

YANKEE BONDS
1%

ASSET-BACKED SECURITIES
1%

FOREIGN GOVERNMENT BONDS
1%

COMMERCIAL MORTGAGE-BACKED SECURITIES
1%

CASH AND OTHER NET ASSETS
11%

COMMON STOCKS
53%

CORPORATE NOTES AND BONDS
14%

U.S. GOVERNMENT AND AGENCY OBLIGATIONS
18%

% OF TOTAL NET ASSETS


                                                                    MARKET
      SHARES                                                        VALUE
      -------                                                      --------

COMMON STOCKS - 53.31%

               ADVERTISING - 1.37%
       61,000  Omnicom Group ...............................    $    4,683,580
                                                                --------------

               CAPITAL GOODS - 3.43%
       50,000  Dover .......................................         1,647,500
       75,500  Illinois Tool Works .........................         4,318,600
       80,000  Johnson Controls ............................         5,785,600
                                                                --------------
                                                                    11,751,700
                                                                --------------

               CHEMICALS - 0.97%
       70,000  Praxair .....................................         3,302,600
                                                                --------------

               COMMERCIAL SERVICES - 1.54%
      150,000  Ecolab ......................................         5,277,000
                                                                --------------

               CONSUMER CYCLICALS - 3.75%
      126,000  Cintas ......................................         5,092,920
      171,500  Harley-Davidson .............................         7,762,090
                                                                --------------
                                                                    12,855,010
                                                                --------------

               ELECTRICAL - 1.96%
      184,600  General Electric ............................         6,721,286
                                                                --------------

               FINANCE - 6.55%
       94,100  Citigroup ...................................         4,283,432
      138,000  Federal Home Loan Mortgage ..................         9,359,160
      115,000  MBNA ........................................         3,175,150
       99,000  Mellon Financial ............................         3,326,400
      176,300  Schwab (Charles) ............................         2,270,744
                                                                --------------
                                                                    22,414,886
                                                                --------------

               FOOD AND BEVERAGES - 2.13%
      303,000  Sysco .......................................         7,305,330
                                                                --------------



                                                                    MARKET
      SHARES                                                        VALUE
      -------                                                      --------

               HEALTH CARE SERVICES - 2.69%
      137,500  Cardinal Health .............................    $    9,227,625
                                                                --------------

               INSURANCE - 4.30%
      174,000  AFLAC .......................................         4,256,040
       79,100  American International Group ................         6,217,260
       44,000  Marsh & McLennan ............................         4,257,000
                                                                --------------
                                                                    14,730,300
                                                                --------------

               OIL AND GAS EXTRACTION - 1.03%
       64,000  Schlumberger ................................         3,098,880
       14,520  Transocean Sedco Forex ......................           437,778
                                                                --------------
                                                                     3,536,658
                                                                --------------

               PHARMACEUTICALS - 2.80%
       49,500  Merck .......................................         3,158,595
      153,400  Pfizer ......................................         6,427,460
                                                                --------------
                                                                     9,586,055
                                                                --------------

               RETAIL - 5.55%
      128,500  Home Depot (The) ............................         4,912,555
       97,000  Kohl's* .....................................         5,394,170
      240,000  Starbucks* ..................................         4,108,800
      142,000  Walgreen ....................................         4,597,960
                                                                --------------
                                                                    19,013,485
                                                                --------------

               TECHNOLOGY - 11.28%
       63,500  Computer Sciences* ..........................         2,280,285
      237,887  Dell Computer* ..............................         5,704,530
      158,000  Electronic Data Systems .....................        10,170,460
      216,200  EMC* ........................................         2,663,584
      145,300  Intel .......................................         3,548,226
       73,600  Microsoft* ..................................         4,279,840
      442,700  Oracle* .....................................         6,003,012
      142,000  Texas Instruments ...........................         3,974,580
                                                                --------------
                                                                    38,624,517
                                                                --------------

               TELECOMMUNICATIONS EQUIPMENT - 2.73%
      331,700  Cisco Systems* ..............................         5,612,364
      182,000  Nokia, SP ADR ...............................         3,732,820
                                                                --------------
                                                                     9,345,184
                                                                --------------

               TRANSPORTATION - 0.56%
      120,000  Southwest Airlines ..........................         1,908,000
                                                                --------------

               UTILITY - 0.67%
      166,100  AES* ........................................         2,300,485
                                                                --------------
               TOTAL COMMON STOCKS
                 (Cost $159,834,970) .......................       182,583,701
                                                                --------------

 PAR VALUE
 ---------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 17.93%

               FEDERAL HOME
               LOAN MORTGAGE  - 1.90%
$     979,039  7.000%, 01/01/15,
                 Gold Pool #E79764 .........................         1,030,744
    1,068,538  6.500%, 06/01/29,
                 Gold Pool #C00785 .........................         1,105,937
    1,484,708  7.500%, 11/01/29,
                 Gold Pool #C32468 .........................         1,562,191

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

CHICAGO CAPITAL BALANCED FUND                                   OCTOBER 31, 2001
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------


                                                                    MARKET
 PAR VALUE                                                           VALUE
----------                                                         -------
               FEDERAL HOME
               LOAN MORTGAGE  (CONTINUED)
$     507,660  7.500%, 09/01/30,
                 Gold Pool #C41497 .........................    $      531,774
    2,250,000  6.000%, 11/01/31 ............................         2,279,531
                                                                --------------
                                                                     6,510,177
                                                                --------------

               FEDERAL NATIONAL
               MORTGAGE ASSOCIATION - 5.18%
      656,567  7.000%, 01/01/13, Pool #313966 ..............           691,242
      510,381  7.000%, 03/01/13, Pool #251572 ..............           537,335
    1,101,496  6.000%, 08/01/13, Pool #323250 ..............         1,139,360
      711,200  6.500%, 06/01/16, Pool #582645 ..............           739,870
    2,249,899  7.000%, 08/01/16, Pool #545154 ..............         2,363,097
      991,723  6.500%, 12/01/27, Pool #402846 ..............         1,025,504
      505,012  6.500%, 05/01/28, Pool #436779 ..............           522,214
    1,642,886  7.000%, 08/01/28, Pool #437140 ..............         1,719,897
      935,589  6.500%, 09/01/28, Pool #430877 ..............           966,288
    1,261,679  6.500%, 03/01/29, Pool #489367 ..............         1,302,684
      953,350  6.500%, 06/01/29, Pool #501319 ..............           984,334
      955,807  6.500%, 07/01/29, Pool #503280 ..............           986,871
      530,600  6.500%, 08/01/29, Pool #252645 ..............           547,845
    1,221,459  7.500%, 04/01/30, Pool #536618 ..............         1,280,242
    1,364,483  7.000%, 05/01/30, Pool #535308 ..............         1,427,591
    1,460,841  7.500%, 05/01/30, Pool #536420 ..............         1,531,144
                                                                --------------
                                                                    17,765,518
                                                                --------------

               GOVERNMENT NATIONAL
               MORTGAGE ASSOCIATION - 5.24%
    1,128,369  7.000%, 12/15/11, Pool #781011 ..............         1,197,129
      781,459  7.000%, 09/15/23, Pool #361807 ..............           821,021
      391,347  7.000%, 10/15/23, Pool #345894 ..............           411,158
      554,101  7.000%, 10/15/23, Pool #370850 ..............           582,152
      890,976  6.500%, 03/15/26, Pool #422527 ..............           923,274
      820,602  7.500%, 06/15/27, Pool #447652 ..............           864,965
      606,016  6.500%, 08/15/27, Pool #780615 ..............           627,227
    1,604,483  6.000%, 01/15/29, Pool #457858 ..............         1,632,561
    1,403,481  7.000%, 03/15/29, Pool #505567 ..............         1,467,514
      785,907  7.000%, 01/20/30, Pool #002866 ..............           819,553
    2,234,993  7.000%, 03/15/31, Pool #547577 ..............         2,334,870
    2,532,868  6.500%, 06/20/31, Pool #003095 ..............         2,608,854
    3,500,000  7.000%, 07/15/31, Pool #781324 ..............         3,656,406
                                                                --------------
                                                                    17,946,684
                                                                --------------

               U.S. TREASURY BONDS - 2.89%
    1,850,000  7.250%, 05/15/16 ............................         2,301,372
    1,500,000  7.125%, 02/15/23 ............................         1,896,681
    2,500,000  6.250%, 08/15/23 ............................         2,877,540
    2,500,000  6.000%, 02/15/26 ............................         2,809,767
                                                                --------------
                                                                     9,885,360
                                                                --------------

               U.S. TREASURY INFLATION
               INDEX NOTE - 1.58%
    5,215,136  3.375%, 01/15/07 ............................         5,396,039
                                                                --------------

               U.S. TREASURY NOTE - 1.14%
    3,500,000  6.500%, 08/15/05 ............................         3,899,766
                                                                --------------
               TOTAL U.S. GOVERNMENT AND
                 AGENCY OBLIGATIONS
                 (Cost $57,993,523)                                 61,403,544
                                                                --------------



                                                                    MARKET
 PAR VALUE                                                           VALUE
 ---------                                                         -------

CORPORATE NOTES AND BONDS - 13.93%

               BASIC MATERIALS - 0.20%
$     775,000  IMC Global
                 7.625%, 11/01/05 ..........................    $      690,191
                                                                --------------

               COMMERCIAL SERVICES - 0.42%
    1,450,000  Cendant, Subordinated
                 Debentures, Convertible
                 3.000%, 02/15/02 ..........................         1,440,938
                                                                --------------

               COMMUNICATIONS - 1.19%
    1,250,000  AT&T
                 6.000%, 03/15/09 ..........................         1,217,205
    1,500,000  CSC Holdings, Senior Notes
                 7.875%, 12/15/07 ..........................         1,590,318
    1,250,000  WorldCom
                 8.250%, 05/15/31 ..........................         1,283,532
                                                                --------------
                                                                     4,091,055
                                                                --------------

               ENERGY - 0.32%
    1,100,000  CMS Energy, Senior Notes
                 7.625%, 11/15/04 ..........................         1,097,544
                                                                --------------

               FINANCE - 4.94%
      700,000  Chelsea GCA Realty
                 Partnership, REIT
                 7.250%, 10/21/07 ..........................           717,785
      675,000  Citigroup, Subordinated Notes
                 7.250%, 10/01/10 ..........................           749,807
               Federal Home Loan Bank
    1,450,000    Series 198,
                 4.875%, 04/16/04 ..........................         1,513,268
    2,580,000    Series TD06,
                 6.500%, 11/15/06, .........................         2,863,168
    2,000,000  Federal Home Loan Mortgage
                 7.000%, 07/15/05 ..........................         2,225,420
               Federal National
                 Mortgage Association
      700,000    7.000%, 07/15/05 ..........................           781,535
    1,725,000    5.250%, 01/15/09 ..........................         1,793,112
    2,000,000  Ford Motor Credit
                 7.500%, 03/15/05 ..........................         2,112,314
      575,000  General Motors Acceptance
                 7.500%, 07/15/05 ..........................           605,318
      950,000    8.000%, 11/01/31 ..........................           939,569
      450,000  Household Finance
                 8.000%, 05/09/05 ..........................           498,450
    1,500,000    7.875%, 03/01/07 ..........................         1,681,479
      405,000  TYCO Capital
                 7.500%, 11/14/03 ..........................           434,007
                                                                --------------
                                                                    16,915,232
                                                                --------------

               HEALTH CARE SERVICES - 1.36%
    1,500,000  HEALTHSOUTH, Senior Notes
                 6.875%, 06/15/05 ..........................         1,507,901
    2,500,000  Omnicare, Convertible
                 5.000%, 12/01/07 ..........................         2,196,875
    1,000,000  Tenet Healthcare, Subordinated
                 Notes, Convertible
                 6.000%, 12/01/05 ..........................           951,330
                                                                --------------
                                                                     4,656,106
                                                                --------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

CHICAGO CAPITAL BALANCED FUND                                   OCTOBER 31, 2001
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------


                                                                    MARKET
 PAR VALUE                                                           VALUE
----------                                                         -------

               INSURANCE - 1.34%
$   2,175,000  Metropolitan Life Insurance
                 6.300%, 11/01/03 (A) ......................    $    2,284,683
    1,300,000  Pacific Mutual Life Insurance
                 7.900%, 12/30/23 (A) ......................         1,387,508
      825,000  Prudential Insurance of America
                 8.300%, 07/01/25 (A) ......................           911,967
                                                                --------------
                                                                     4,584,158
                                                                --------------

               METALS AND MINING - 0.03%
      975,000  Lukens
                 7.625%, 08/01/04 ..........................            87,750
                                                                --------------

               OIL AND GAS EXTRACTION - 0.72%
    2,425,000  Conoco, Senior Notes
                 6.950%, 04/15/29 ..........................         2,450,455
                                                                --------------

               PRINTING AND PUBLISHING - 0.58%
    2,000,000  News America Holdings,
                 Senior Debentures
                 7.750%, 02/01/24 ..........................         1,980,710
                                                                --------------

               RETAIL - 0.38%
      215,000  Albertson's, Senior Notes
                 6.950%, 08/01/09 ..........................           230,089
    1,375,000  Kmart, Debentures
                 7.950%, 02/01/23 ..........................         1,080,769
                                                                --------------
                                                                     1,310,858
                                                                --------------

               TECHNOLOGY - 0.32%
    1,300,000  Solectron, Convertible
                 12.675%, 05/08/20 (B) .....................           672,750
      425,000  Unisys, Senior Notes
                 8.125%, 06/01/06 ..........................           427,125
                                                                --------------
                                                                     1,099,875
                                                                --------------

               TRANSPORTATION - 0.52%
    1,154,837  American Airlines, Series 1999-1
                 6.855%, 04/15/09 ..........................         1,192,501
      348,647  Delta Air Lines Equipment Trust,
                 Series 1992-A
                 8.540%, 01/02/07 ..........................           294,815
      275,000  United Air Lines,
                 Series 2000-1, Class A2
                 7.730%, 07/01/10 ..........................           279,703
                                                                --------------
                                                                     1,767,019
                                                                --------------

               UTILITIES - 1.37%
    1,000,000  Gulf States Utilities,
                 First Mortgage, Series A
                 8.250%, 04/01/04 ..........................         1,073,782
      961,213  Mirant Mid-Atlantic
                 8.625%, 06/30/12 ..........................         1,019,669
    2,650,000  Niagara Mohawk Power, Senior
                 Notes, Series H, Step Coupon
                 8.500%, 07/01/10 ..........................         2,603,625
                                                                --------------
                                                                     4,697,076
                                                                --------------



                                                                    MARKET
 PAR VALUE                                                           VALUE
----------                                                         -------

               WASTE DISPOSAL - 0.24%
$     840,000  Waste Management, Subordinated
                 Notes, Convertible
                 4.000%, 02/01/02 ..........................    $      834,750
                                                                --------------
               TOTAL CORPORATE NOTES AND BONDS
                 (Cost $46,300,832) ........................        47,703,717
                                                                --------------

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.08%
    1,325,000  CS First Boston Mortgage Securities,
                 Series 2001-CP4, Class A4
                 6.180%, 12/15/35 (C) ......................         1,387,601
      474,564  Midland Realty Acceptance, CMO,
                 Series 1996-C1, Class A2
                 7.475%, 08/25/28 (C) ......................           499,132
    1,000,000  Morgan (J.P.) Commercial
                 Mortgage Finance, CMO,
                 Series 1999-C7, Class A2
                 6.507%, 10/15/35 (C) ......................         1,068,856
      713,817  Nomura Asset Securities,
                 Series 1998-D6, Class A1A
                 6.280%, 03/17/28 ..........................           756,308
                                                                --------------
               TOTAL COMMERCIAL
                 MORTGAGE-BACKED SECURITIES
                 (Cost $3,522,393) .........................         3,711,897
                                                                --------------

ASSET-BACKED SECURITIES - 1.04%
    1,200,000  Capital One Master Trust
                 5.300%, 06/15/09 ..........................         1,250,488
    1,250,000  Centex Home Equity,
                 Series 2001-C, Class A3
                 4.490%, 03/25/29 ..........................         1,258,668
       19,563  Equivantage Home Equity Loan
                 Trust, Series 1997-4, Class A2
                 6.640%, 07/25/19 ..........................            19,812
    1,000,000  Residential Asset Securities,
                 Series 2001 - KS2, Class AI3
                 5.751%, 03/25/27 ..........................         1,033,578
                                                                --------------
               TOTAL ASSET-BACKED SECURITIES
                 (Cost $3,471,833)                                   3,562,546
                                                                --------------

YANKEE BONDS - 0.69%
      500,000  Global Crossing Holdings
                 9.125%, 11/15/06 ..........................            83,750
      363,500  Province of Mendoza,
                 Collateral Oil Royalty Note
                 10.000%, 07/25/02 (A) (D) .................           345,689
    1,875,000  Skandinaviska Enskilda
                 Banken AB, Junior
                 Subordinated, Step Coupon
                 6.500%, 12/29/49 (A) ......................         1,937,381
                                                                --------------
               TOTAL YANKEE BONDS
                 (Cost $2,578,482) .........................         2,366,820
                                                                --------------

FOREIGN GOVERNMENT BONDS - 0.51%
    1,250,000  Quebec Province, Series NJ
                 7.500%, 07/15/23 ..........................         1,433,723
      375,000  Republic of Brazil
                 10.250%, 01/11/06 .........................           333,750
                                                                --------------
               TOTAL FOREIGN GOVERNMENT BONDS
                 (Cost $1,714,149) .........................         1,767,473
                                                                --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

CHICAGO CAPITAL BALANCED FUND                                   OCTOBER 31, 2001
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------


                                                                    MARKET
 PAR VALUE                                                           VALUE
----------                                                         -------

REPURCHASE AGREEMENT - 12.01%
$  41,129,000  Bank One, 2.550%,
                 dated 10/31/01 to be repurchased
                 on 11/1/01 at $41,131,913
                 (Collateralized by U.S. Government
                 Agency Obligation maturing
                 12/26/01, total market
                 value: $41,956,086) .......................    $   41,129,000
                                                                --------------
               TOTAL REPURCHASE AGREEMENT
                 (Cost $41,129,000)                                 41,129,000
                                                                --------------
TOTAL INVESTMENTS - 100.50%
   (Cost $316,545,182)**                                           344,228,698
                                                                --------------
NET OTHER ASSETS AND LIABILITIES - (0.50)%                          (1,708,994)
                                                                --------------
NET ASSETS - 100.00%                                            $  342,519,704
                                                                ==============

--------------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $316,545,182.

     Gross unrealized appreciation                              $   53,680,882
     Gross unrealized depreciation                                 (25,997,366)
                                                                --------------
     Net unrealized appreciation                                $   27,683,516
                                                                ==============

(A) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities are purchased in accordance with guidelines approved by the Fund's Board of Trustee and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2001, these securities amounted to $6,867,228 or 2.0% of net assets.
(B) Zero coupon bond. Rate shown reflects effective yield to maturity at time of purchase.
(C) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors.
(D)  Fitch ratings are used in the absence of a rating by Moody's Investors.

      CMO  Collateralized Mortgage Obligation
      MTN  Medium Term Note
     REIT  Real Estate Investment Trust
   SP ADR  Sponsored American Depositary Receipt

    PORTFOLIO COMPOSITION (MOODY'S RATINGS)
Common Stocks ..........................................................   53%
Repurchase Agreement ...................................................   12%
U.S. Government Obligations ............................................    6%
U.S. Government Agency Obligations .....................................   12%
Corporate Notes and Bonds:
  Aaa ..................................................................    5%
  A ....................................................................    5%
  Baa ..................................................................    5%
  Ba ...................................................................    2%
                                                                         ----
                                                                          100%
                                                                         ====


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

MONTAG & CALDWELL BALANCED FUND                                 OCTOBER 31, 2001
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


[PIE GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


CASH AND OTHER NET ASSETS
4%

ASSET-BACKED SECURITIES
4%

CORPORATE NOTES AND BONDS
14%

COMMON STOCKS
58%

U.S. GOVERNMENT AND AGENCY OBLIGATIONS
20%

% OF TOTAL NET ASSETS

                                                                    MARKET
    SHARES                                                          VALUE
    -------                                                        --------

COMMON STOCKS - 57.60%

               BIOTECHNOLOGY - 3.12%
       92,000  Amgen* ......................................    $    5,227,440
       82,700  Genentech* ..................................         4,321,075
                                                                --------------
                                                                     9,548,515
                                                                --------------

               CAPITAL GOODS - 3.03%
       75,000  Caterpillar .................................         3,354,000
      169,300  Masco .......................................         3,357,219
       24,800  Minnesota Mining &
                 Manufacturing .............................         2,588,624
                                                                --------------
                                                                     9,299,843
                                                                --------------

               COMMERCIAL SERVICES - 0.60%
       57,500  Paychex .....................................         1,843,450
                                                                --------------

               COMMUNICATIONS - 1.05%
      102,700  AOL Time Warner* ............................         3,205,267
                                                                --------------

               CONSUMER STAPLES - 6.39%
      114,150  Colgate-Palmolive ...........................         6,565,908
      193,500  Gillette ....................................         6,015,915
       95,000  Procter & Gamble ............................         7,009,100
                                                                --------------
                                                                    19,590,923
                                                                --------------

               ELECTRICAL - 1.15%
       96,690  General Electric ............................         3,520,483
                                                                --------------

               ENTERTAINMENT AND LEISURE - 1.80%
      296,040  Walt Disney (The) ...........................         5,503,384
                                                                --------------

               FINANCE - 4.15%
      147,900  Bank of New York ............................         5,030,079
      168,800  Citigroup ...................................         7,683,776
                                                                --------------
                                                                    12,713,855
                                                                --------------

               FOOD AND BEVERAGES - 5.37%
      190,000  Coca-Cola ...................................         9,097,200
      150,970  PepsiCo .....................................         7,353,749
                                                                --------------
                                                                    16,450,949
                                                                --------------



                                                                    MARKET
    SHARES                                                          VALUE
    -------                                                        --------

               HEALTH CARE SERVICES - 1.08%
       49,200  Cardinal Health .............................    $    3,301,812
                                                                --------------

               INSURANCE - 5.68%
      113,200  American International Group ................         8,897,520
       87,780  Marsh & McLennan ............................         8,492,715
                                                                --------------
                                                                    17,390,235
                                                                --------------

               LODGING - 1.02%
       99,460  Marriott International, Class A .............         3,116,082
                                                                --------------

               MEDICAL PRODUCTS AND SUPPLIES - 5.43%
      161,620  Johnson & Johnson ...........................         9,359,414
      180,480  Medtronic ...................................         7,273,344
                                                                --------------
                                                                    16,632,758
                                                                --------------

               OIL AND GAS EXTRACTION - 1.23%
       77,600  Schlumberger ................................         3,757,392
                                                                --------------

               PHARMACEUTICALS - 5.76%
      143,850  Bristol-Myers Squibb ........................         7,688,782
      237,800  Pfizer ......................................         9,963,820
                                                                --------------
                                                                    17,652,602
                                                                --------------

               RETAIL - 2.78%
      158,190  Costco Wholesale* ...........................         5,984,328
       66,740  Home Depot (The) ............................         2,551,470
                                                                --------------
                                                                     8,535,798
                                                                --------------

               TECHNOLOGY - 4.08%
       60,550  Electronic Arts* ............................         3,115,903
      145,900  Electronic Data Systems .....................         9,391,583
                                                                --------------
                                                                    12,507,486
                                                                --------------

               TELECOMMUNICATIONS
               EQUIPMENT - 3.06%
      318,130  Nokia, SP ADR ...............................         6,524,846
       58,000  QUALCOMM* ...................................         2,848,960
                                                                --------------
                                                                     9,373,806
                                                                --------------

               TRANSPORTATION - 0.82%
       49,400  United Parcel Service, Class B ..............         2,519,400
                                                                --------------
               TOTAL COMMON STOCKS
                 (Cost $175,194,136)                               176,464,040
                                                                --------------

 PAR VALUE
 ---------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 19.82%

               FEDERAL HOME LOAN BANK - 0.35%
$   1,000,000  5.890%, 06/30/08, Series GJ08 ...............         1,081,519
                                                                --------------

               FEDERAL HOME LOAN MORTGAGE  - 4.36%
    4,400,000  6.250%, 10/15/02 ............................         4,571,151
      750,000  6.400%, 12/13/06, Debenture .................           829,421
    1,750,000  6.700%, 01/05/07 ............................         1,960,821
      600,000  7.500%, 03/15/07, CMO, Class J ..............           631,128
       96,001  6.000%, 04/15/08, CMO, Class K ..............            97,893
    4,250,000  6.625%, 09/15/09 ............................         4,812,449
       49,263  6.500%, 07/15/20, CMO, Class F ..............            49,215
      400,000  6.500%, 11/15/20, CMO, Class H ..............           409,532
                                                                --------------
                                                                    13,361,610
                                                                --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

MONTAG & CALDWELL BALANCED FUND                                 OCTOBER 31, 2001
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------


                                                                    MARKET
PAR VALUE                                                            VALUE
----------                                                          -------

               FEDERAL NATIONAL
               MORTGAGE ASSOCIATION - 4.43%
$   5,500,000  5.750%, 04/15/03 ............................    $    5,766,101
    6,000,000  7.000%, 07/15/05 ............................         6,698,874
    1,092,586  7.250%, 01/17/21, CMO,
                 REMIC, Class P ............................         1,105,205
                                                                --------------
                                                                    13,570,180
                                                                --------------

               GOVERNMENT NATIONAL
               MORTGAGE ASSOCIATION - 0.00%
        1,123  9.000%, 09/15/08 ............................             1,224
                                                                --------------

               U.S. TREASURY BONDS - 8.99%
    3,000,000  6.500%, 02/15/10 ............................         3,482,580
    5,225,000  7.250%, 05/15/16 ............................         6,499,822
    4,400,000  8.125%, 08/15/19 ............................         6,010,127
    4,350,000  8.000%, 11/15/21 ............................         5,957,464
    2,700,000  6.250%, 08/15/23 ............................         3,107,743
    2,000,000  6.875%, 08/15/25 ............................         2,485,938
                                                                --------------
                                                                    27,543,674
                                                                --------------

               U.S. TREASURY NOTES - 1.69%
    3,800,000  5.750%, 08/15/03 ............................         4,025,629
    1,000,000  7.875%, 11/15/04 ............................         1,140,743
                                                                --------------
                                                                     5,166,372
                                                                --------------
               TOTAL U.S. GOVERNMENT AND
                 AGENCY OBLIGATIONS
                 (Cost $55,485,361) ........................        60,724,579
                                                                --------------

CORPORATE NOTES AND BONDS - 14.07%

               COMMUNICATIONS - 1.59%
    4,300,000  BellSouth Capital Funding
                 7.750%, 02/15/10 ..........................         4,876,561
                                                                --------------

               CONSUMMER NON-DURABLES - 0.69%
    2,000,000  NIKE
                 6.375%, 12/01/03 ..........................         2,113,030
                                                                --------------

               FINANCE - 6.78%
    3,000,000  American Express, Senior Notes
                 6.750%, 06/23/04 ..........................         3,231,591
    1,350,000  Household Finance, MTN
                 7.300%, 07/30/12 ..........................         1,384,059
    4,500,000  Merrill Lynch
                 6.000%, 02/17/09 ..........................         4,618,067
    4,300,000  National Rural Utilities Cooperative
                 Finance, Collateral Trust
                 6.200%, 02/01/08 ..........................         4,577,556
    3,500,000  NationsBank, Subordinated Notes
                 6.875%, 02/15/05 ..........................         3,807,787
      500,000  Salomon, Senior Notes
                 7.300%, 05/15/02 ..........................           512,613
    2,500,000  Wells Fargo
                 5.900%, 05/21/06 ..........................         2,639,830
                                                                --------------
                                                                    20,771,503
                                                                --------------

               INDUSTRIAL - 1.08%
    3,000,000  Honeywell International
                 7.500%, 03/01/10 ..........................         3,319,446
                                                                --------------



                                                                    MARKET
PAR VALUE                                                            VALUE
----------                                                          -------

               RETAIL - 2.40%
$   2,750,000  Sears Roebuck Acceptance
                 6.700%, 11/15/06 ..........................    $    2,880,190
    4,000,000  Wal-Mart Stores, Senior Notes
                 6.875%, 08/10/09 ..........................         4,478,580
                                                                --------------
                                                                     7,358,770
                                                                --------------

               TECHNOLOGY - 1.53%
    4,340,000  Hewlett-Packard
                 7.150%, 06/15/05 ..........................         4,672,083
                                                                --------------
               TOTAL CORPORATE NOTES AND BONDS
                 (Cost $40,476,811) ........................        43,111,393
                                                                --------------

ASSET-BACKED SECURITIES - 3.70%
    5,000,000  Discover Card Master Trust 1,
                 Series 1998-7, Class A
                 5.600%, 05/16/06 ..........................         5,241,587
    1,750,000  First USA Credit Card Master Trust,
                 Series 1997-6, Class A
                 6.420%, 03/17/05 ..........................         1,800,953
    4,000,000  PECO Energy Transition Trust,
                 Series 1999-A, Class A-6
                 6.050%, 03/01/09 ..........................         4,294,275
                                                                --------------
               TOTAL ASSET-BACKED SECURITIES
                 (Cost $10,505,435) ........................        11,336,815
                                                                --------------

 SHARES
--------

INVESTMENT COMPANY - 3.96%
   12,129,756  Deutsche Institutional
                 Cash Management Fund ......................        12,129,756
                                                                --------------
               TOTAL INVESTMENT COMPANY
                 (Cost $12,129,756) ........................        12,129,756
                                                                --------------
TOTAL INVESTMENTS - 99.15%
   (Cost $293,791,499)** ...................................       303,766,583
                                                                --------------
NET OTHER ASSETS AND LIABILITIES - 0.85% ...................         2,612,097
                                                                --------------
NET ASSETS - 100.00% .......................................    $  306,378,680
                                                                ==============

-------------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $293,852,624.

     Gross unrealized appreciation .........................    $   23,345,397
     Gross unrealized depreciation .........................       (13,431,438)
                                                                --------------
     Net unrealized appreciation ...........................    $    9,913,959
                                                                ==============

      CMO  Collateralized Mortgage Obligation
      MTN  Medium Term Note
     REIT  Real Estate Investment Trust
    REMIC  Real Estate Mortgage Investment Conduit
   SP ADR  Sponsored American Depositary Receipt

    PORTFOLIO COMPOSITION (MOODY'S RATINGS)
Common Stocks ..............................................               58%
Investment Companies .......................................                4%
U.S. Government Obligations ................................               11%
U.S. Government Agency Obligations .........................                9%
Corporate Notes and Bonds:
  Aaa ......................................................                4%
  Aa .......................................................                8%
  A ........................................................                6%
                                                                        -----
                                                                          100%
                                                                        =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

ASIAN TIGERS FUND                                               OCTOBER 31, 2001
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

[PIE GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

CASH AND OTHER NET ASSETS
2%

CONSUMER CYCLICALS
5%

COMMUNICATIONS
16%

UTILITIES
7%

BANKS
15%

DIVERSIFIED OPERATIONS
9%

INDUSTRIAL
10%

FINANCIAL SERVICES
12%

TECHNOLOGY
12%

OTHER COMMON STOCKS
12%

% OF TOTAL NET ASSETS


                                                                   MARKET
    SHARES                                                         VALUE
   -------                                                        --------

FOREIGN COMMON STOCKS - 97.97%

               CHINA - 36.28%
      150,000  Amoy Properties .............................    $      155,768
      196,000  Beijing Datang Power Generation,
                 Class H ...................................            71,615
       60,000  Cathay Pacific Airways ......................            60,769
       38,000  Cheung Kong Holdings ........................           321,537
       76,000  China Merchants Holdings
                 International .............................            47,987
      198,000  China Mobile (Hong Kong)* ...................           600,343
      500,000  China Petroleum and Chemical,
                 Class H ...................................            77,564
       24,000  China Resources Enterprises .................            24,154
       67,000  Citic Pacific ...............................           137,435
       54,200  CLP Holdings ................................           204,639
       39,000  Hang Seng Bank ..............................           391,248
       38,000  Henderson Land Development ..................           122,038
      105,211  Hong Kong & China Gas .......................           131,513
       13,000  Hong Kong Electric Holdings .................            49,333
       22,000  HSBC Holdings* ..............................           238,332
       96,000  Huaneng Power International .................            59,077
       74,600  Hutchison Whampoa ...........................           604,926
       50,000  i-CABLE Communications* .....................            27,564
       81,400  Johnson Electric Holdings ...................            70,964
       82,000  Legend Holdings .............................            34,429
       27,000  Li & Fung ...................................            25,788
       25,000  MTR .........................................            32,532
       50,000  New World Development .......................            34,295
      471,538  Pacific Century CyberWorks* .................           126,952
      430,000  PetroChina ..................................            81,038
       42,000  Shanghai Industrial Holdings ................            70,538
       57,000  Sun Hung Kai Properties .....................           349,306
       45,000  Swire Pacific, Class A ......................           188,076
       56,000  Varitronix International ....................            23,154
       80,000  Wheelock ....................................            57,948
                                                                --------------
                                                                     4,420,862
                                                                --------------


                                                                   MARKET
    SHARES                                                         VALUE
   -------                                                        --------

               INDIA - 8.58%
       11,000  Associated Cement ...........................    $       30,531
        4,000  Dr. Reddy's Laboratories ....................            87,118
        6,000  Hindalco Industries, SP GDR .................            73,080
       10,000  Housing Development Finance .................           145,489
        2,500  Infosys Technologies ........................           151,818
        8,200  ITC, SP GDR .................................           122,016
        7,200  Ranbaxy Laboratories, GDR ...................           117,360
       12,000  Reliance Industries, GDR ....................           138,600
       19,000  Satyam Computer Services* ...................            55,547
       15,500  State Bank of India, GDR ....................           124,000
                                                                --------------
                                                                     1,045,559
                                                                --------------

               INDONESIA - 1.05%
       30,000  PT Astra International* .....................             5,083
       17,500  PT Gudang Garam .............................            15,036
       50,000  PT Hanjaya Mandala Sampoerna ................            14,320
       29,288  PT Indah Kiat Pulp & Paper WTS*
                 (Expires 07/11/02) (A)* ...................                --
      145,000  PT Indofood Sukses Makmur* ..................             9,344
       24,000  PT Ramayana Lestari Sentosa .................             6,014
       16,100  PT Semen Gresik (Persero) ...................            10,913
      250,320  PT Telekomunikasi ...........................            67,509
                                                                --------------
                                                                       128,219
                                                                --------------

               MALAYSIA - 5.18%
       20,000  British American Tobacco ....................           180,261
       20,000  Malakoff ....................................            49,473
       32,500  Malayan Banking .............................            60,723
       25,000  Malaysia International
                 Shipping ..................................            45,723
       50,000  Resorts World ...............................            68,420
       58,000  Telekom Malaysia ............................           133,551
       41,000  Tenaga Nasional .............................            93,328
                                                                --------------
                                                                       631,479
                                                                --------------

               PHILIPPINES - 0.79%
       12,000  ABS-CBN Broadcasting, PDR ...................             6,006
       86,000  Ayala Land ..................................             7,284
       15,000  Manila Electric, Class B* ...................             9,528
        4,500  Metropolitan Bank & Trust* ..................            14,293
        4,000  Philippine Long Distance
                 Telephone, SP ADR .........................            28,840
       14,059  San Miguel, Class B .........................            12,178
      170,000  SM Prime Holdings ...........................            18,325
                                                                --------------
                                                                        96,454
                                                                --------------

               SINGAPORE - 9.04%
       57,250  Capitaland ..................................            43,308
       14,000  Chartered Semiconductor
                 Manufacturing* ............................            26,860
       24,800  City Developments ...........................            56,282
       26,313  DBS Group Holdings ..........................           150,010
       12,000  Keppel ......................................            20,787
       35,468  Oversea-Chinese Banking .....................           204,147
       27,700  Singapore Airlines ..........................           128,308
       14,582  Singapore Press Holdings ....................           126,297
       70,000  Singapore Technologies
               Engineering .................................            79,047
      147,000  Singapore Telecommunications ................           139,406
       22,612  United Overseas Bank ........................           126,432
                                                                --------------
                                                                     1,100,884
                                                                --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

ASIAN TIGERS FUND                                               OCTOBER 31, 2001
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                                   MARKET
    SHARES                                                         VALUE
   -------                                                        --------

               SOUTH KOREA - 19.07%
        6,400  Hyundai Motor ...............................    $      102,795
       14,419  Kookmin Bank* ...............................           369,580
       12,830  Korea Electric Power ........................           202,110
        3,210  Korea Telecom ...............................           118,981
        6,399  LG Chem* ....................................            79,061
        3,570  LG Electronics ..............................            37,078
        6,000  Mirae, SP ADR ...............................             9,810
        1,920  Pohang Iron & Steel .........................           131,954
        1,520  Samsung Electro-Mechanics ...................            34,039
        4,326  Samsung Electronics .........................           579,584
       12,170  Shinhan Financial Group .....................           104,784
        1,500  Shinsegae ...................................           106,448
        2,360  SK Telecom ..................................           447,398
                                                                --------------
                                                                     2,323,622
                                                                --------------

               TAIWAN - 15.63%
       48,865  Acer, GDR ...................................            73,786
      146,927  Advanced Semiconductor
                 Engineering* ..............................            74,474
        3,576  Advanced Semiconductor
                 Engineering, Series E, ADR* ...............             9,155
        6,000  ASE Test* ...................................            49,380
      126,584  Cathay Life Insurance .......................           145,924
      115,615  China Development
                 Industrial Bank* ..........................            60,612
        3,990  China Steel, SP GDR .........................            30,922
      218,756  Chinatrust Commercial Bank ..................           110,883
       39,120  Compeq Manufacturing* .......................            38,978
       71,250  Delta Electronics ...........................            78,628
       18,000  Hon Hai Precision Industry ..................            66,734
       18,400  Hon Hai Precision Industry, GDR .............           145,360
      206,500  Nan Ya Plastic ..............................           110,652
       82,900  President Chain Store .......................           154,875
       34,000  Realtek Semiconductor .......................            99,957
      154,000  Taiwan Semiconductor
                 Manufacturing* ............................           272,093
       15,017  Taiwan Semiconductor
                 Manufacturing, SP ADR* ....................           193,869
      229,050  United Microelectronics* ....................           188,415
                                                                --------------
                                                                     1,904,697
                                                                --------------



                                                                   MARKET
    SHARES                                                         VALUE
   -------                                                        --------

               THAILAND - 2.35%
      103,000  Advanced Info Service .......................    $       95,605
       12,500  BEC World ...................................            56,475
       31,700  PTT Exploration and
                 Production Public .........................            69,838
        6,000  Siam Cement* ................................            64,952
       50,525  TelecomAsia, RTS (A)* .......................                --
                                                                --------------
                                                                       286,870
                                                                --------------
               TOTAL FOREIGN COMMON STOCKS
                 (Cost $18,463,314) ........................        11,938,646
                                                                --------------
TOTAL INVESTMENTS - 97.97%
   (Cost $18,463,314)** ....................................        11,938,646
                                                                --------------
NET OTHER ASSETS AND LIABILITIES - 2.03% ...................           246,870
                                                                --------------
NET ASSETS - 100.00% .......................................    $   12,185,516
                                                                ==============

---------------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $19,436,045.

     Gross unrealized appreciation .........................    $      236,114
     Gross unrealized depreciation .........................        (7,733,513)
                                                                --------------
     Net unrealized depreciation ...........................    $   (7,497,399)
                                                                ==============

(A) Less than $1 in market value.

      ADR  American Depositary Receipt
      GDR  Global Depositary Receipt
      PDR  Philippine Depositary Receipt
      RTS  Rights
   SP ADR  Sponsored American Depositary Receipt
   SP GDR  Sponsored Global Depositary Receipt
      WTS  Warrants

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

EUROPE EQUITY GROWTH FUND                                       OCTOBER 31, 2001
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

[PIE GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


FOREIGN PREFERRED STOCKS
1%

CASH AND OTHER NET ASSETS
2%

CONSUMER CYCLICALS
7%

HEALTH CARE
22%

ENERGY
8%

TECHNOLOGY
10%

OTHER COMMON STOCKS
10%

TELECOMMUNICATIONS
18%

FINANCE
10%

CONSUMER STAPLES
12%

% OF TOTAL NET ASSETS

                                                                   MARKET
    SHARES                                                         VALUE
   -------                                                        --------

FOREIGN COMMON STOCKS - 97.52%

               BELGIUM - 0.30%
        5,750  Melexis* ....................................    $       41,431
                                                                --------------

               DENMARK - 1.87%
        2,250  NavisionDamgaard* ...........................            43,542
        1,700  NEG Micon ...................................            46,469
        3,760  Vestas Wind Systems .........................           118,241
        2,015  William Demant* .............................            52,642
                                                                --------------
                                                                       260,894
                                                                --------------

               FINLAND - 4.74%
        2,700  Elisa Communications ........................            29,789
       27,800  Nokia .......................................           581,644
        2,200  TietoEnator .................................            49,338
                                                                --------------
                                                                       660,771
                                                                --------------

               FRANCE - 16.00%
        2,050  Altran Technologies .........................            94,165
        9,200  Axa .........................................           201,353
        1,350  Bouygues Offshore ...........................            47,238
        2,525  Cap Gemini ..................................           142,136
        1,800  Equant* .....................................            18,725
       10,500  Gemplus International* ......................            29,506
          860  Hermes International ........................           109,370
        3,750  InfoVista* ..................................            12,159
        4,825  L'Oreal .....................................           333,316
        3,900  Oberthur Card Systems* ......................            23,640
        5,000  Sanofi-Synthelabo ...........................           329,869
        5,100  Silicon-On-Insulator
                 Technologies (SOITEC)* ....................            67,982
        6,750  STMicroelectronics ..........................           190,896
        2,940  TotalFinaElf ................................           413,081
        4,650  Vivendi Universal ...........................           217,362
                                                                --------------
                                                                     2,230,798
                                                                --------------



                                                                   MARKET
    SHARES                                                         VALUE
   -------                                                        --------

               GERMANY - 7.21%
        4,750  Aixtron .....................................    $       89,756
        1,405  Beiersdorf ..................................           158,116
        2,400  ELMOS Semiconductor .........................            29,182
        8,800  EM. TV & Merchandising* .....................            17,120
        1,900  Fresenius Medical Care ......................           117,855
        3,050  MLP .........................................           204,379
        6,250  Nordex* .....................................            41,656
        8,900  QIAGEN* .....................................           161,361
        1,800  SAP .........................................           186,438
                                                                --------------
                                                                     1,005,863
                                                                --------------

               IRELAND - 2.64%
        9,343  CRH .........................................           144,737
        2,300  Elan* .......................................           105,648
       10,300  Riverdeep Group* ............................            32,933
        9,300  Ryanair Holdings* ...........................            85,437
                                                                --------------
                                                                       368,755
                                                                --------------

               ITALY - 3.98%
        9,600  Banca Fideuram ..............................            59,228
       14,900  Bulgari .....................................           114,069
       14,000  Mediolanum ..................................           108,566
       50,000  Telecom Italia Mobile (T.I.M.) ..............           272,451
                                                                --------------
                                                                       554,314
                                                                --------------

               NETHERLANDS - 5.64%
        6,750  ASML Holding* ...............................            97,272
        1,350  Gucci Group .................................           115,206
        8,250  ING Groep ...................................           205,825
        8,911  Koninklijke Ahold ...........................           250,887
        7,200  Libertel* ...................................            55,186
        2,107  VNU .........................................            61,486
                                                                --------------
                                                                       785,862
                                                                --------------

               NORWAY - 1.13%
       15,800  Tomra Systems ...............................           157,440
                                                                --------------

               PORTUGAL - 1.08%
       19,000  Portugal Telecom, Registered* ...............           150,591
                                                                --------------

               SPAIN - 2.65%
       28,350  Telefonica* .................................           340,622
        3,600  Zeltia ......................................            29,538
                                                                --------------
                                                                       370,160
                                                                --------------

               SWEDEN - 4.06%
       72,000  Ericsson LM, Class B ........................           312,784
        8,250  Hennes & Mauritz (H&M),
                 Class B ...................................           144,678
       18,000  Skandia Forsakrings .........................           108,324
                                                                --------------
                                                                       565,786
                                                                --------------

               SWITZERLAND - 12.45%
        3,800  Adecco ......................................           168,255
           38  Compagnie Financiere
                 Richemont, Class A ........................            75,633
        1,750  Logitech International* .....................            53,586
        2,000  Nestle, Registered ..........................           415,217
       15,200  Novartis, Registered ........................           569,227
        3,900  Phonak Holding, Registered ..................            84,072
          192  Serono, Class B .............................           151,800
        1,100  Straumann, Registered .......................            72,755
          220  Synthes-Stratec .............................           144,432
                                                                --------------
                                                                     1,734,977
                                                                --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

EUROPE EQUITY GROWTH FUND                                       OCTOBER 31, 2001
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                                   MARKET
    SHARES                                                         VALUE
   -------                                                        --------

               UNITED KINGDOM - 33.77%
       10,000  Amvescap ....................................    $      119,253
       38,600  ARM Holdings* ...............................           195,355
       10,300  AstraZeneca .................................           464,512
        8,200  Autonomy* ...................................            33,391
       74,000  BP ..........................................           597,286
       10,000  British Sky Broadcasting* ...................           111,982
       27,000  Capita Group ................................           170,809
       13,000  CMG .........................................            41,449
        6,300  COLT Telecom Group* .........................            10,766
       31,500  Compass Group ...............................           229,741
       11,800  easyJet* ....................................            64,525
       27,431  GlaxoSmithKline .............................           738,025
        8,000  Guardian IT .................................            41,012
        8,500  HIT Entertainment ...........................            38,445
       10,000  Logica ......................................           108,201
        1,050  NDS Group, SP ADR* ..........................            21,997
        9,100  Pearson .....................................           108,918
       18,873  Prudential ..................................           197,620
       16,150  Reed International ..........................           132,233
       10,900  Reuters Group ...............................           103,196
       20,300  Serco Group .................................           107,757
       19,000  Smith & Nephew ..............................           106,866
       17,500  Standard Chartered ..........................           174,845
      341,400  Vodafone Group ..............................           789,438
                                                                --------------
                                                                     4,707,622
                                                                --------------
               TOTAL FOREIGN COMMON STOCKS
                 (Cost $18,523,241) ........................        13,595,264
                                                                --------------

FOREIGN PREFERRED STOCKS - 0.67%

               GERMANY - 0.67%
        1,150  Fresenius ...................................            92,701
                                                                --------------
               TOTAL FOREIGN PREFERRED STOCKS
                 (Cost $141,393) ...........................            92,701
                                                                --------------
TOTAL INVESTMENTS - 98.19%
   (Cost $18,664,634)** ....................................        13,687,965
                                                                --------------
NET OTHER ASSETS AND LIABILITIES - 1.81% ...................           252,494
                                                                --------------
NET ASSETS - 100.00% .......................................    $   13,940,459
                                                                ==============

---------------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $18,687,758.

     Gross unrealized appreciation                              $      136,795
     Gross unrealized depreciation                                  (5,136,588)
                                                                --------------
     Net unrealized depreciation                                $   (4,999,793)
                                                                ==============

   SP ADR  Sponsored American Depositary Receipt

PORTFOLIO CURRENCY CONCENTRATION:
  British Pound ................................................           34%
  Danish Krone .................................................            2%
  Euro .........................................................           46%
  Norwegian Krone ..............................................            1%
  Swedish Krona ................................................            4%
  Swiss Franc ..................................................           13%
                                                                        -----
                                                                          100%
                                                                        =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

INTERNATIONAL EQUITY FUND                                       OCTOBER 31, 2001
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

[PIE GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


FOREIGN PREFERRED STOCKS
2%

CASH AND OTHER NET ASSETS
3%

BANKS
15%

TECHNOLOGY
8%

OTHER COMMON STOCKS
15%

ENERGY
9%

HEALTH CARE
11%

FINANCIAL SERVICES
13%

TELECOMMUNICATIONS
12%

CONSUMER STAPLES
12%

% OF TOTAL NET ASSETS


                                                                   MARKET
    SHARES                                                         VALUE
   -------                                                        --------

FOREIGN COMMON STOCKS - 95.71%

               AUSTRALIA - 1.10%
       57,279  Commonwealth Bank
                 of Australia ..............................    $      861,307
                                                                --------------

               CHINA - 2.83%
      204,419  HSBC Holdings* ..............................         2,214,528
                                                                --------------

               FRANCE - 12.99%
       21,000  Adecco ......................................           945,699
       19,000  Aventis .....................................         1,398,959
       56,200  Axa .........................................         1,230,003
        8,000  Cap Gemini ..................................           450,333
       44,000  Equant* .....................................           457,718
       11,000  L'Oreal .....................................           759,891
       16,012  Sanofi-Synthelabo ...........................         1,056,372
       12,000  Schneider Electric ..........................           480,739
       21,100  STMicroelectronics ..........................           596,727
       19,841  TotalFinaElf ................................         2,787,736
                                                                --------------
                                                                    10,164,177
                                                                --------------

               GERMANY - 5.34%
        3,500  Allianz .....................................           825,280
        3,700  Beiersdorf ..................................           416,391
       21,577  Deutsche Bank ...............................         1,200,806
        9,000  SAP .........................................           932,189
       16,550  Siemens .....................................           802,391
                                                                --------------
                                                                     4,177,057
                                                                --------------

               IRELAND - 3.66%
       89,729  Allied Irish Banks ..........................           872,811
       98,563  CRH .........................................         1,526,883
       10,000  Elan* .......................................           459,339
                                                                --------------
                                                                     2,859,033
                                                                --------------



                                                                   MARKET
    SHARES                                                         VALUE
   -------                                                        --------

               ITALY - 2.13%
       70,000  Mediolanum ..................................    $      542,831
      107,000  Sanpaolo IMI ................................         1,124,652
                                                                --------------
                                                                     1,667,483
                                                                --------------

               JAPAN - 14.29%
       24,000  Canon .......................................           698,011
       82,000  Fujitsu .....................................           606,936
       60,000  Hitachi .....................................           409,297
       48,000  Kao .........................................         1,137,208
        4,300  Keyence .....................................           655,161
       68,000  NEC .........................................           616,641
          156  Nippon Telegraph & Telephone ................           642,327
          120  NTT DoCoMo ..................................         1,627,384
        6,800  Rohm ........................................           723,859
       16,000  Secom .......................................           832,646
       31,000  Sony ........................................         1,172,583
        9,000  Takeda Chemical Industries ..................           436,012
       47,000  Toyota Motor ................................         1,140,395
           80  UMC Japan* ..................................           483,640
                                                                --------------
                                                                    11,182,100
                                                                --------------

               NETHERLANDS - 9.77%
       17,600  Akzo Nobel ..................................           722,046
       29,000  ASML Holding* ...............................           417,909
       60,927  Fortis ......................................         1,443,209
        6,900  Gucci Group .................................           588,833
       98,314  ING Groep ...................................         2,452,781
       44,893  Koninklijke Ahold ...........................         1,263,954
       26,013  VNU .........................................           759,100
                                                                --------------
                                                                     7,647,832
                                                                --------------

               NEW ZEALAND - 0.87%
      357,161  Telecom of New Zealand ......................           682,786
                                                                --------------

               PORTUGAL - 1.40%
      138,000  Portugal Telecom, Registered* ...............         1,093,768
                                                                --------------

               SPAIN - 4.17%
      166,000  Banco Bilbao Vizcaya ........................         1,858,415
      117,131  Telefonica* .................................         1,407,315
                                                                --------------
                                                                     3,265,730
                                                                --------------

               SWEDEN - 0.72%
      130,000  Ericsson LM, Class B ........................           564,750
                                                                --------------

               SWITZERLAND - 7.71%
       54,600  Credit Suisse Group* ........................         1,996,240
        7,370  Nestle, Registered ..........................         1,530,076
       55,360  Novartis, Registered ........................         2,073,186
        4,200  Swiss Reinsurance ...........................           432,120
        4,200  Swiss Reinsurance, Rights* (A) ..............                --
                                                                --------------
                                                                     6,031,622
                                                                --------------

               UNITED KINGDOM - 28.73%
      113,000  ARM Holdings* ...............................           571,894
       21,000  AstraZeneca .................................           947,062
      203,870  BP ..........................................         1,645,523
       82,942  Cable & Wireless ............................           375,139
      127,000  CGNU ........................................         1,523,755
      169,821  Diageo ......................................         1,695,468
       92,666  GlaxoSmithKline .............................         2,493,158
       58,300  Logica ......................................           630,811
      127,305  Pearson .....................................         1,523,712
      166,678  Prudential ..................................         1,745,293
      152,500  Rentokil Initial ............................           548,912

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

INTERNATIONAL EQUITY FUND                                       OCTOBER 31, 2001
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                                   MARKET
    SHARES                                                         VALUE
   -------                                                        --------

               UNITED KINGDOM (CONTINUED)
       52,200  Reuters Group ...............................    $      494,207
      378,318  Shell Transport & Trading ...................         2,833,491
      127,072  Standard Chartered ..........................         1,269,592
      200,000  Tesco .......................................           705,341
       99,000  Unilever ....................................           719,165
    1,194,221  Vodafone Group ..............................         2,761,464
                                                                --------------
                                                                    22,483,987
                                                                --------------
               TOTAL FOREIGN COMMON STOCKS
                 (Cost $88,759,171) ........................        74,896,160
                                                                --------------

FOREIGN PREFERRED STOCKS - 1.66%

               GERMANY - 1.66%
        8,600  Fresenius ...................................           693,241
        2,180  Porsche .....................................           603,761
                                                                --------------
               TOTAL FOREIGN PREFERRED STOCKS
                 (Cost $1,687,220) .........................         1,297,002
                                                                --------------
TOTAL INVESTMENTS - 97.37%
   (Cost $90,446,391)** ....................................        76,193,162
                                                                --------------
NET OTHER ASSETS AND LIABILITIES - 2.63% ...................         2,059,258
                                                                --------------
NET ASSETS - 100.00% .......................................    $   78,252,420
                                                                ==============

-------------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $90,815,655.

     Gross unrealized appreciation                              $    4,505,251
     Gross unrealized depreciation                                 (19,127,744)
                                                                --------------
     Net unrealized depreciation                                $  (14,622,493)
                                                                ==============

(A) Less than $1 in market value.

PORTFOLIO CURRENCY CONCENTRATION:
  Australian Dollar ............................................            1%
  British Pound ................................................           30%
  Euro .........................................................           42%
  Hong Kong Dollar .............................................            3%
  Japanese Yen .................................................           15%
  Swedish Krona ................................................            1%
  Swiss Franc ..................................................            8%
                                                                        -----
                                                                          100%
                                                                        =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

LATIN AMERICA EQUITY FUND                                       OCTOBER 31, 2001
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


[PIE GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

DIVERSIFIED
2%

INDUSTRIAL
3%

BASIC MATERIALS
4%

COMMUNICATIONS
24%

UTILITIES
11%

CONSUMER CYCLICAL
11%

CONSUMER STAPLES
24%

FINANCE
21%

% OF TOTAL NET ASSETS

                                                                   MARKET
    SHARES                                                         VALUE
   -------                                                        --------

FOREIGN COMMON STOCKS - 58.58%

               ARGENTINA - 2.45%
       11,230  BBVA Banco Frances, ADR .....................    $       95,904
       20,690  Grupo Financiero Galicia, ADR ...............           113,795
       26,560  Perez, Class B ..............................            27,898
                                                                --------------
                                                                       237,597
                                                                --------------

               BRAZIL - 8.86%
   13,800,000  Banco Bradesco ..............................            42,809
   14,550,000  Brasil Telecom ..............................            55,905
        5,550  Brasil Telecom
                 Participacoes SA, ADR .....................           155,400
   92,840,000  Centrais Geradoras do
                 Sul do Brasil .............................           104,287
   17,100,000  CIA Paranaense de
                 Energia-Copel .............................           117,668
   27,570,000  Light Participacoes* ........................            21,740
       45,180  Souza Cruz ..................................           208,381
       30,160  Telesp Celular
                 Participacoes, ADR ........................           152,308
                                                                --------------
                                                                       858,498
                                                                --------------

               CHILE - 6.06%
        2,761  Administradora de Fondos de
                 Pensiones Provida, SP ADR .................            66,540
        8,430  Cristalerias de Chile, SP ADR ...............           131,508
       17,930  Linea Aerea Nacional
                 Chile, SP ADR .............................           104,891
        7,370  Vina Concha Y Toro, SP ADR ..................           284,114
                                                                --------------
                                                                       587,053
                                                                --------------

               MEXICO - 34.65%
      296,365  Carso Global Telecom, Class A1* .............           557,365
        1,766  Cemex, SP ADR,
                 WTS*(expires 12/13/02) ....................             2,296
      165,440  Consorcio ARA* ..............................           225,307
      280,970  Controladora Comercial Mexicana .............           170,064



                                                                   MARKET
    SHARES                                                         VALUE
   -------                                                        --------

               MEXICO (CONTINUED
       68,835  Corporacion Interamericana de
                 Entretenimiento, Class B* .................    $      108,624
       68,835  Corporacion Interamericana de
                 Entretenimiento, RTS ......................               835
       51,700  Grupo Bimbo, Series A .......................           104,216
       99,000  Grupo Continental ...........................           126,264
      370,000  Grupo Dataflux, Class B* ....................            24,795
      433,790  Grupo Financiero
                 Banorte, Class O* .........................           703,290
       86,300  Grupo Financiero
                 Inbursa, Class O* .........................           214,537
        4,856  Grupo IMSA, SP ADR ..........................            39,236
      114,250  Grupo Modelo, Series C ......................           261,792
      159,760  Grupo Sanborns, Series B1* ..................           188,217
       69,240  Organizacion Soriana, Class B* ..............           151,172
        5,151  Telefonos de Mexico,
                 Class L, ADR ..............................           175,443
      127,800  Wal-Mart de Mexico, Series V* ...............           302,509
                                                                --------------
                                                                     3,355,962
                                                                --------------

               PERU - 1.94%
        9,288  Compania de Minas
                 Buenaventura, SP ADR ......................           188,175
           20  Compania Minera Milpo .......................                 1
                                                                --------------
                                                                       188,176
                                                                --------------

               UNITED KINGDOM - 2.08%
       32,150  Antofagasta .................................           201,051
                                                                --------------

               VENEZUELA - 2.54%
       10,869  CIA Anonima Nacional Telefonos
                 de Venezuela, ADR .........................           245,639
                                                                --------------
               TOTAL FOREIGN COMMON STOCKS
                 (Cost $6,950,938) .........................         5,673,976
                                                                --------------

FOREIGN PREFERRED STOCKS - 41.50%

               BRAZIL - 41.50%
   28,600,000  Banco Bradesco ..............................           109,038
   73,230,000  Banco do Brasil .............................           250,592
      555,000  Banco Itau ..................................            35,403
   19,740,000  Brasil Telecom Participacoes ................           109,402
    3,398,716  Centrais Geradorasdo do
                 Sul do Brasil, Class B ....................             3,312
       11,600  CIA Brasileira de Distribuicao Grupo
                 Pao de Acucar, SP ADR .....................           176,088
    1,042,000  CIA de Bebidas das Americas .................           170,340
       33,116  CIA de Bebidas das
                 Americas, ADR .............................           537,804
    3,150,000  CIA de Gas de Sao Paulo,
                 Class A ...................................            95,267
   13,100,000  CIA Energetica de Minas Gerais ..............           130,099
       82,440  CIA Paranaense de
                 Energia-Copel, SP ADR .....................           395,712
       25,000  CIA Vale do Rio Doce, Class A* ..............                93
    9,056,983  Duratex .....................................           131,383
   10,640,000  Eletropaulo Metropolitana ...................           257,600
      243,100  Itausa - Investimentos Itau .................           171,802
       20,900  Marcopolo ...................................            22,933
       16,480  Perdigao ....................................            86,124
      714,400  Sadia .......................................           329,498
       21,355  Saraiva - Livreiros
                 Editores, Class B .........................            75,459
    5,800,000  Tele Norte Leste Participacoes ..............            58,701

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

LATIN AMERICA EQUITY FUND                                       OCTOBER 31, 2001
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                                   MARKET
    SHARES                                                         VALUE
   -------                                                        --------

               BRAZIL (CONTINUED)
       38,210  Tele Norte Leste
                 Participacoes, ADR ........................    $      388,214
        4,200  Telecomunicacoes
                 Brasileiras, SP ADR .......................           108,822
   15,853,068  Telemar Norte Leste S.A. ....................           253,555
        5,100  Unibanco, SP GDR ............................            80,223
       61,000  Weg .........................................            41,975
                                                                --------------
               TOTAL FOREIGN PREFERRED STOCKS
                 (Cost $5,256,871) .........................         4,019,439
                                                                --------------

CALL OPTION PURCHASED - 0.03%

               ARGENTINA - 0.03%
           55  Banco Hipotecario Call Option
                 (Strike Price $7,
                 expires 02/01/04)* (A) ....................             2,750
                                                                --------------
               TOTAL CALL OPTION PURCHASED
                 (Cost $2,750) .............................             2,750
                                                                --------------
TOTAL INVESTMENTS - 100.11%
   (Cost $12,210,559)** ....................................         9,696,165
                                                                --------------
NET OTHER ASSETS AND LIABILITIES - (0.11)% .................           (10,772)
                                                                --------------
NET ASSETS - 100.0% ........................................    $    9,685,393
                                                                ==============

-------------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $12,530,085.

     Gross unrealized appreciation                              $      154,373
     Gross unrealized depreciation                                  (2,988,293)
                                                                --------------
     Net unrealized depreciation                                $   (2,833,920)
                                                                ==============

(A) Securites deemed illiquid by ABN AMRO Asset Management (USA) LLC. At October 31, 2001, these securities amounted to $2,750 or 0.03% of net assets.

      ADR  American Depositary Receipt
      RTS  Rights
   SP ADR  Sponsored American Depositary Receipt
   SP GDR  Sponsored Global Depositary Receipt
      WTS  Warrants

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

CHICAGO CAPITAL BOND FUND                                       OCTOBER 31, 2001
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

[PIE GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

FOREIGN GOVERNMENT BONDS
1%

YANKEE BONDS
1%

COMMERCIAL MORTGAGE-BACKED SECURITIES
3%

ASSET-BACKED SECURITIES
3%

CASH AND OTHER NET ASSETS
5%

U.S. GOVERNMENT AND AGENCY OBLIGATIONS
44%

CORPORATE NOTES AND BONDS
43%

% OF TOTAL NET ASSETS


                                                                     MARKET
PAR VALUE                                                             VALUE
----------                                                          --------


U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 44.28%

               FEDERAL HOME LOAN MORTGAGE  - 6.57%
$     714,724  6.500%, 01/01/11,
                 Gold Pool #E00413 .........................    $      748,673
    4,351,283  7.000%, 01/01/15,
                 Gold Pool #E79764 .........................         4,581,085
    2,200,000  6.500%, 05/15/24, CMO,
                 Series 2149, Class TF .....................         2,302,573
   10,000,000  7.000%, 06/01/29,
                 Gold Pool #G01043 .........................        10,456,250
    1,936,575  7.500%, 11/01/29,
                 Gold Pool #C32468 .........................         2,037,640
    2,792,129  7.500%, 09/01/30,
                 Gold Pool #C41497 .........................         2,924,756
    3,490,516  7.000%, 09/01/31,
                 Gold Pool #C01222 .........................         3,639,953
    2,750,000  6.000%, 11/01/31 ............................         2,786,094
                                                                --------------
                                                                    29,477,024
                                                                --------------

               FEDERAL NATIONAL
               MORTGAGE ASSOCIATION - 14.98%
    1,094,278  7.000%, 01/01/13, Pool #313966 ..............         1,152,070
      867,647  7.000%, 03/01/13, Pool #251572 ..............           913,470
    1,942,718  6.000%, 06/01/13, Pool #429584 ..............         2,009,499
    4,757,681  6.500%, 06/01/16, Pool #582645 ..............         4,949,475
    9,675,976  7.000%, 08/01/16, Pool #545154 ..............        10,162,798
    4,099,105  6.500%, 09/01/16, Pool #253943 ..............         4,264,350
      823,329  7.500%, 07/01/23, Pool #226065 ..............           873,501
    2,572,510  7.000%, 05/01/26, Pool #303884 ..............         2,699,528
    4,020,921  6.500%, 05/01/28, Pool #436779 ..............         4,157,883
    1,496,943  6.500%, 09/01/28, Pool #430877 ..............         1,546,062
    2,438,059  6.500%, 10/01/28, Pool #442329 ..............         2,518,058
    4,065,603  6.000%, 12/01/28, Pool #535126 ..............         4,129,128
    1,512,915  6.500%, 06/01/29, Pool #501319 ..............         1,562,084
    6,298,837  6.500%, 06/01/29, Pool #504545 ..............         6,503,549



                                                                     MARKET
PAR VALUE                                                             VALUE
----------                                                          --------

               FEDERAL NATIONAL
               MORTGAGE ASSOCIATION (CONTINUED)
$   1,537,603  6.500%, 07/01/29, Pool #503280 ..............    $    1,587,575
    2,674,224  6.500%, 08/01/29, Pool #252645 ..............         2,761,137
    1,712,981  7.500%, 11/01/29, Pool #252874 ..............         1,803,983
    2,122,815  7.500%, 12/01/29, Pool #252925 ..............         2,235,590
    2,542,957  7.500%, 02/01/30, Pool #529028 ..............         2,678,052
    3,538,981  7.500%, 05/01/30, Pool #253265 ..............         3,709,294
      905,177  7.500%, 09/01/30, Pool #549826 ..............           948,739
    3,995,311  6.500%, 09/01/31, Pool #602056 ..............         4,115,170
                                                                --------------
                                                                    67,280,995
                                                                --------------

               GOVERNMENT NATIONAL
               MORTGAGE ASSOCIATION - 8.24%
      684,857  7.000%, 10/15/23, Pool #345894 ..............           719,527
    1,881,988  7.000%, 12/15/23, Pool #366646 ..............         1,977,264
      890,976  6.500%, 03/15/26, Pool #422527 ..............           923,274
      785,495  7.000%, 06/15/27, Pool #780584 ..............           821,825
      656,243  7.500%, 07/15/28, Pool #464709 ..............           691,516
    3,988,167  7.000%, 09/15/28, Pool #458926 ..............         4,171,373
    1,846,411  6.000%, 01/15/29, Pool #457858 ..............         1,878,723
    1,403,481  7.000%, 03/15/29, Pool #505567 ..............         1,467,514
    2,230,058  7.000%, 05/15/29, Pool #487221 ..............         2,331,804
    5,501,346  7.000%, 01/20/30, Pool #002866 ..............         5,736,872
    4,022,988  7.000%, 03/15/31, Pool #547577 ..............         4,202,766
    4,889,038  6.500%, 05/20/31, Pool #003080 ..............         5,035,709
    6,824,947  6.500%, 06/20/31, Pool #003095 ..............         7,029,696
                                                                --------------
                                                                    36,987,863
                                                                --------------

               U.S. TREASURY BONDS - 7.26%
   11,250,000  7.250%, 05/15/16 ............................        13,994,831
    3,250,000  7.125%, 02/15/23 ............................         4,109,475
    3,700,000  6.250%, 08/15/23 ............................         4,258,759
    4,350,000  6.000%, 02/15/26 ............................         4,888,995
    4,500,000  6.250%, 05/15/30 ............................         5,365,197
                                                                --------------
                                                                    32,617,257
                                                                --------------

               U.S. TREASURY INFLATION
               INDEX NOTE - 2.70%
   11,707,449  3.380%, 01/15/07 ............................        12,113,556
                                                                --------------

               U.S. TREASURY NOTES - 4.53%
    3,000,000  5.875%, 11/15/04 ............................         3,251,955
      500,000  6.750%, 05/15/05 ............................           559,043
    1,560,000  5.750%, 11/15/05 ............................         1,698,452
    4,500,000  7.000%, 07/15/06 ............................         5,159,533
    6,000,000  6.125%, 08/15/07 ............................         6,716,724
    2,800,000  5.000%, 02/15/11 ............................         2,956,190
                                                                --------------
                                                                    20,341,897
                                                                --------------
               TOTAL U.S. GOVERNMENT AND
                 AGENCY OBLIGATIONS
                 (Cost $187,898,823) .......................       198,818,592
                                                                --------------

CORPORATE NOTES AND BONDS - 42.53%

               BASIC MATERIALS - 0.54%
    2,775,000  IMC Global
                 7.625%, 11/01/05 ..........................         2,471,329
                                                                --------------

               COMMERCIAL SERVICES - 0.64%
    2,875,000  Cendant, Subordinated
                 Debentures, Convertible
                 3.000%, 02/15/02 ..........................         2,857,031
                                                                --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

CHICAGO CAPITAL BOND FUND                                       OCTOBER 31, 2001
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                                     MARKET
PAR VALUE                                                             VALUE
----------                                                          --------

               COMMUNICATIONS - 4.49%
$   2,055,000  Alltel, Senior Notes
                 7.125%, 03/01/03 ..........................    $    2,135,577
    4,400,000  AT&T
                 6.000%, 03/15/09 ..........................         4,284,562
    2,450,000  Comcast, Senior Notes
                 9.625%, 03/15/02 ..........................         2,498,721
    5,125,000  CSC Holdings, Senior Notes
                 7.875%, 12/15/07 ..........................         5,433,587
    3,750,000  WorldCom
                 8.250%, 05/15/31 ..........................         3,850,598
    1,900,000  WorldCom, Senior Notes
                 6.250%, 08/15/03 ..........................         1,961,148
                                                                --------------
                                                                    20,164,193
                                                                --------------

               ENERGY - 0.70%
    1,655,000  CMS Energy, Senior Notes
                 7.625%, 11/15/04 ..........................         1,651,304
    1,500,000  CMS Energy, Senior Notes, Series B
                 6.750%, 01/15/04 ..........................         1,488,029
                                                                --------------
                                                                     3,139,333
                                                                --------------

               FINANCE - 17.39%
      925,000  Chelsea GCA Realty
                 Partnership, REIT
                 7.250%, 10/21/07 ..........................           948,501
    3,800,000  Citigroup, Subordinated Notes
                 7.250%, 10/01/10 ..........................         4,221,135
               Federal Home Loan Bank
    7,500,000    Series 198
                 4.875%, 04/16/04 ..........................         7,827,247
    5,075,000    Series TD06
                 6.500%, 11/15/06 ..........................         5,632,007
               Federal Home Loan Mortgage
    3,300,000    7.000%, 07/15/05 ..........................         3,671,943
    2,500,000    5.850%, 02/21/06 ..........................         2,686,112
    2,850,000    6.750%, 09/15/29 ..........................         3,306,752
               Federal National
                 Mortgage Association
    2,200,000    5.625%, 05/14/04 ..........................         2,342,738
    4,700,000    7.000%, 07/15/05 ..........................         5,247,451
    1,500,000    6.000%, 05/15/08 ..........................         1,635,093
    8,000,000    5.250%, 01/15/09 ..........................         8,315,880
    1,635,000    6.180%, 02/19/09, MTN .....................         1,651,834
    3,000,000  Ford Motor Credit
                 7.500%, 03/15/05 ..........................         3,168,471
    4,000,000  Ford Motor Credit, Senior Notes
                 5.800%, 01/12/09 ..........................         3,777,840
    3,600,000  General Motors Acceptance
                 7.500%, 07/15/05 ..........................         3,789,817
    3,250,000    8.000%, 11/01/31 ..........................         3,214,315
    3,700,000  Household Finance
                 8.000%, 05/09/05 ..........................         4,098,368
    2,250,000    7.875%, 03/01/07 ..........................         2,522,219
    3,795,000  National Rural Utilities
                 Cooperative Finance
                 5.300%, 09/25/03 ..........................         3,939,407
    3,375,000  Prudential Funding
                 6.600%, 05/15/08 (A) ......................         3,566,012
    2,350,000  TYCO Capital
                 7.500%, 11/14/03 ..........................         2,518,312
                                                                --------------
                                                                    78,081,454
                                                                --------------



                                                                     MARKET
PAR VALUE                                                             VALUE
----------                                                          --------

               FOOD AND BEVERAGES - 1.83%
$   3,450,000  Albertson's, Debentures
                 7.450%, 08/01/29 ..........................    $    3,644,839
    2,000,000    7.500%, 05/01/37 ..........................         2,154,244
    2,250,000  Nabisco
                 6.850%, 06/15/05 ..........................         2,407,619
                                                                --------------
                                                                     8,206,702
                                                                --------------

               HEALTH CARE SERVICES - 2.43%
    2,276,000  Columbia/HCA Healthcare, MTN
                 8.850%, 01/01/07 ..........................         2,571,602
    1,375,000  HEALTHSOUTH
                 3.250%, 04/01/03 ..........................         1,311,406
    2,000,000  HEALTHSOUTH, Senior Notes
                 6.875%, 06/15/05 ..........................         2,010,534
    3,000,000  Omnicare, Convertible
                 5.000%, 12/01/07 ..........................         2,636,250
    2,500,000  Tenet Healthcare, Subordinated
                 Notes, Convertible
                 6.000%, 12/01/05 ..........................         2,378,325
                                                                --------------
                                                                    10,908,117
                                                                --------------

               INSURANCE - 2.30%
    2,000,000  Continental (The)
                 7.250%, 03/01/03 ..........................         2,074,646
    4,245,000  Metropolitan Life Insurance
                 6.300%, 11/01/03 (A) ......................         4,459,071
    2,000,000  Pacific Mutual Life Insurance
                 7.900%, 12/30/23 (A) ......................         2,134,628
    1,500,000  Prudential Insurance of America
                 8.300%, 07/01/25 (A) ......................         1,658,121
                                                                --------------
                                                                    10,326,466
                                                                --------------

               METALS AND MINING - 0.03%
    1,370,000  Lukens
                 7.625%, 08/01/04 ..........................           123,300
                                                                --------------

               OIL AND GAS EXTRACTION - 1.84%
    8,200,000  Conoco, Senior Notes
                 6.950%, 04/15/29 ..........................         8,286,075
                                                                --------------

               PRINTING AND PUBLISHING - 0.93%
               News America Holdings,
                 Senior Debentures
    2,000,000    7.750%, 01/20/24 ..........................         1,980,798
      500,000    7.750%, 02/01/24 ..........................           495,178
    1,500,000  Viacom, Senior Debentures
                 7.875%, 07/30/30 ..........................         1,690,290
                                                                --------------
                                                                     4,166,266
                                                                --------------

               RETAIL - 1.73%
    2,150,000  Federated Department Stores,
                 Senior Notes
                 8.125%, 10/15/02 ..........................         2,234,534
    1,625,000  Kmart, Debentures
                 7.950%, 02/01/23 ..........................         1,277,273
    3,790,000  Wal-Mart Stores, Senior Notes
                 6.875%, 08/10/09 ..........................         4,243,455
                                                                --------------
                                                                     7,755,262
                                                                --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

CHICAGO CAPITAL BOND FUND                                       OCTOBER 31, 2001
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                                     MARKET
PAR VALUE                                                             VALUE
----------                                                          --------

               TECHNOLOGY - 1.46%
$   3,245,000  International Business
                 Machines, MTN
                 5.625%, 04/12/04 ..........................    $    3,414,616
    3,750,000  Solectron, Convertible
                 12.774%, 05/08/20 (B) .....................         1,940,625
    1,200,000  Unisys, Senior Notes
                 8.125%, 06/01/06 ..........................         1,206,000
                                                                --------------
                                                                     6,561,241
                                                                --------------

               TRANSPORTATION - 1.41%
    1,378,909  American Airlines, Series 1999-1
                 6.855%, 04/15/09 ..........................         1,423,881
    1,900,000  United Air Lines,
                 Series 2000-1, Class A2
                 7.730%, 07/01/10 ..........................         1,932,490
    3,000,000  United Air Lines,
                 Series 2000-2, Class A2
                 7.186%, 04/01/11 ..........................         2,965,320
                                                                --------------
                                                                     6,321,691
                                                                --------------

               UTILITIES - 4.17%
    3,750,000  Gulf States Utilities,
                 First Mortgage, Series A
                 8.250%, 04/01/04 ..........................         4,026,683
    2,970,000  Long Island Lighting, Debentures
                 8.200%, 03/15/23 ..........................         3,104,194
    2,836,750  Mirant Mid-Atlantic
                 8.625%, 06/30/12 ..........................         3,009,267
    2,240,000  Niagara Mohawk Power,
                 Senior Notes, Series G
                 7.750%, 10/01/08 ..........................         2,467,156
    6,250,000  Niagara Mohawk Power, Senior
                 Notes, Series H, Step Coupon
                 8.500%, 07/01/10 ..........................         6,140,625
                                                                --------------
                                                                    18,747,925
                                                                --------------

               WASTE DISPOSAL - 0.64%
    1,450,000  Republic Services
                 7.125%, 05/15/09 ..........................         1,549,051
    1,330,000  Waste Management, Subordinated
                 Notes, Convertible
                 4.000%, 02/01/02 ..........................         1,321,687
                                                                --------------
                                                                     2,870,738
                                                                --------------

               TOTAL CORPORATE NOTES AND BONDS
                 (Cost $182,749,291) .......................       190,987,123
                                                                --------------

COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.80%
    1,906,738  Asset Securitization,
                 Series 1995-MD4, Class A1
                 7.100%, 08/13/29 (C) ......................         2,041,655
    4,150,000  CS First Boston Mortgage Securities,
                 Series 2001-CP4, Class A4
                 6.180%, 12/15/35 (C) ......................         4,346,072
    2,000,000  First Union-Lehman Bros., CMO
                 Series 1997-C2, Class A2
                 6.600%, 05/18/07 ..........................         2,138,427
    1,825,000  GMAC Commercial
                 Mortgage Securities,
                 Series 2000-C3, Class A2
                 6.957%, 11/15/10 ..........................         1,992,928



                                                                     MARKET
PAR VALUE                                                             VALUE
----------                                                          --------

$     692,073  Midland Realty Acceptance, CMO,
                 Series 1996-C1, Class A2
                 7.475%, 08/25/28 (C) ......................    $      727,901
    1,250,000  Morgan (J.P.) Commercial
                 Mortgage Finance, CMO,
                 Series 1999-C7, Class A2
                 6.507%, 10/15/35 (C) ......................         1,336,069
                                                                --------------
               TOTAL NON-AGENCY/CMO
                 MORTGAGE SECURITIES
                 (Cost $11,988,330) ........................        12,583,052
                                                                --------------

ASSET-BACKED SECURITIES - 2.61%
    1,317,569  Amresco Securitized Net Interest
                 Trust, Series 1997-1, Class A
                 7.545%, 09/26/27 (A) (C) ..................         1,163,413
    2,000,000  Capital One Master Trust
                 5.300%, 06/15/09 ..........................         2,084,147
    3,500,000  Centex Home Equity,
                 Series 2001-C, Class A3
                 4.490%, 03/25/29 ..........................         3,524,270
    1,900,000  HomeQ, Series 2001-I,
                 Class AH2
                 5.885%, 05/15/19 ..........................         1,969,580
    1,057,377  IMC Home Equity Loan Trust,
                 Series 1997-3, Class A5
                 7.140%, 09/20/23 ..........................         1,073,199
    1,850,000  Residential Asset Securities,
                 Series 2001 - KS2, Class AI3
                 5.751%, 03/25/27 ..........................         1,912,120
                                                                --------------
               TOTAL ASSET-BACKED SECURITIES
                 (Cost $11,603,310) ........................        11,726,729
                                                                --------------

FOREIGN GOVERNMENT BONDS - 1.12%
    3,600,000  Quebec Province, Series NJ
                 7.500%, 07/15/23 ..........................         4,129,121
    1,025,000  Republic of Brazil
                 10.250%, 01/11/06 .........................           912,250
                                                                --------------
               TOTAL FOREIGN GOVERNMENT BONDS
                 (Cost $4,858,501) .........................         5,041,371
                                                                --------------

YANKEE BONDS - 0.83%
    1,400,000  Global Crossing Holdings
                 9.125%, 11/15/06 ..........................           234,500
      745,750  Province of Mendoza,
                 Collateral Oil Royalty Note
                 10.000%, 07/25/02 (A) (D) .................           709,208
    2,675,000  Skandinaviska Enskilda
                 Banken AB, Junior
                 Subordinated, Step Coupon
                 6.500%, 12/29/49 (A) ......................         2,763,997
                                                                --------------
               TOTAL YANKEE BONDS
                 (Cost $4,393,587) .........................         3,707,705
                                                                --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

CHICAGO CAPITAL BOND FUND                                       OCTOBER 31, 2001
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                                     MARKET
PAR VALUE                                                             VALUE
----------                                                          --------

REPURCHASE AGREEMENT - 5.18%
$  23,262,000  Bank One, 2.550%,
                 dated 10/31/01, matures 11/01/01,
                 repurchase price $23,263,648
                 (collateralized by U.S. Government
                 Agency Instruments, total
                 market value: $23,731,427) ................    $   23,262,000
                                                                --------------
               TOTAL REPURCHASE AGREEMENT
                 (Cost $23,262,000) ........................        23,262,000
                                                                --------------
TOTAL INVESTMENTS - 99.35%
   (Cost $426,753,842)* ....................................       446,126,572
                                                                --------------
NET OTHER ASSETS AND LIABILITIES - 0.65% ...................         2,914,371
                                                                --------------
NET ASSETS - 100.00% .......................................    $  449,040,943
                                                                ==============

----------------------------------
  * Aggregate cost for Federal income tax purposes is $426,820,499.

     Gross unrealized appreciation .........................    $   22,095,340
     Gross unrealized depreciation .........................        (2,789,267)
                                                                --------------
     Net unrealized appreciation ...........................    $   19,306,073
                                                                ==============

(A) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities are purchased in accordance with guidelines approved by the Fund's Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2001, these securities amounted to $16,454,450 or 3.7% of net assets.
(B) Zero coupon bond. Rate shown reflects effective yield to maturity at time of purchase.
(C) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors.
(D)  Fitch ratings are used in the absence of a rating by Moody's Investors.

      CMO  Collateralized Mortgage Obligation
       IO  Interest Only Security
      MTN  Medium Term Note
     REIT  Real Estate Investment Trust

    PORTFOLIO COMPOSITION (MOODY'S RATINGS)
Repurchase Agreement ...........................................            5%
U.S. Government Obligations ....................................           15%
U.S. Government Agency Obligations .............................           30%
Corporate Notes and Bonds:
  Aaa ..........................................................           12%
  Aa ...........................................................            3%
  A ............................................................           16%
  Baa ..........................................................           12%
  Ba ...........................................................            5%
  NR ...........................................................            2%
                                                                        ------
                                                                          100%
                                                                        ======


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

CHICAGO CAPITAL MUNICIPAL BOND FUND                             OCTOBER 31, 2001
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

[PIE GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


INVESTMENT COMPANIES
7%

B
2%

BAA
4%

A
3%

AAA
47%

AA
37%

% OF TOTAL NET ASSETS


                                                                     MARKET
PAR VALUE                                                             VALUE
----------                                                          --------

MUNICIPAL SECURITIES - 98.36%

               ALABAMA - 2.36%
$   1,000,000  Birmingham Industrial Water Board,
                 Industrial Water Supply RB,
                 Partially Pre-refunded 01/01/07
                 6.000%, 07/01/07 ..........................    $    1,136,550
                                                                --------------

               ARIZONA - 5.97%
    1,000,000  Arizona State Transportation
                 Board Excise Tax RB
                 Maricopa County
                 Regional Area Road Fund
                 5.500%, 07/01/04 ..........................         1,074,180
    1,000,000  Phoenix Civic Improvement,
                 Wastewater Systems RB
                 5.250%, 07/01/11,
                 Insured: FGIC .............................         1,104,310
      450,000  Salt River Project, Agricultural
                 Improvement and Power
                 District Electric System RB,
                 Refunding, Series A
                 5.500%, 01/01/05 ..........................           485,019
      200,000  Tucson Water RB
                 5.400%, 07/01/05 ..........................           216,494
                                                                --------------
                                                                     2,880,003
                                                                --------------

               DISTRICT OF COLUMBIA - 1.42%
      640,000  District of Columbia RB,
                 Smithsonian Institute, Series A
                 5.375%, 11/01/15 ..........................           684,653
                                                                --------------

               FLORIDA - 7.39%
      750,000  Palm Beach County,
                 Health Facilities Authority RB,
                 Abbey DelRay South Project
                 5.500%, 10/01/11 ..........................           752,752
    1,000,000  University Athletic Association,
                 Athletic Program RB
                 3.000%, 10/01/31 ..........................         1,001,640



                                                                     MARKET
PAR VALUE                                                             VALUE
----------                                                          --------

               FLORIDA (CONTINUED)
$   1,625,000  Venice Health Facility RB,
                 Venice Hospital Project,
                 Pre-refunded 12/01/04
                 5.750%, 12/01/24 ..........................    $    1,808,267
                                                                --------------
                                                                     3,562,659
                                                                --------------

               GEORGIA - 4.40%
      500,000  Burke County Development
                 Authority PCR, Georgia Power
                 4.530%, 09/01/30 ..........................           502,865
      500,000  Cartersville Development Authority,
                 Water & Wastewater
                 Facilities RB, Series A, AMT
                 7.375%, 05/01/09 ..........................           617,390
               State of Georgia, GO
      250,000    Series A, 6.100%, 03/01/05 ................           275,485
      450,000    Series B, 6.250%, 04/01/04 ................           487,827
      200,000    Series D, 6.700%, 08/01/09 ................           239,894
                                                                --------------
                                                                     2,123,461
                                                                --------------

               IDAHO - 2.55%
    1,000,000  Idaho Health Facilities Authority RB,
                 IHC Hospitals, ETM
                 6.650%, 02/15/21 ..........................         1,227,990
                                                                --------------

               ILLINOIS - 13.47%
      500,000  Chicago Board of Education,
                 School Reform Board,
                 Series A, GO
                 5.250%, 12/01/21,
                 Insured: FGIC .............................           524,800
               Chicago Public Building
                 Commission RB, School
                 Reform Board,
      250,000    Series B, 5.250%, 12/01/18,
                 Insured: FGIC .............................           265,102
    1,000,000    Series A, 5.750%, 12/01/18,
                 Insured: MBIA .............................         1,090,620
      250,000  Chicago Skyway Toll Bridge RB,
                 Pre-refunded 01/01/04
                 6.750%, 01/01/14 ..........................           276,890
      375,000  Dupage County, Jail Project, GO
                 5.600%, 01/01/21 ..........................           411,784
    1,000,000  Illinois Development Finance
                 Authority RB,
                 Lincoln Way Community
                 5.700%, 01/01/18,
                 Insured: FGIC .............................         1,108,640
    1,000,000  Lake County Township High School
                 District No. 113,
                 Highland Park, GO
                 8.800%, 12/01/09 ..........................         1,342,260
      500,000  Metropolitan Pier & Exposition
                 Authority, Dedicated State Tax RB,
                 Refunding, Series A
                 5.573%, 12/15/11,
                 Insured: MBIA (B) .........................           325,845
      525,000  Northern Illinois University RB,
                 Auxiliary Facilities System RB
                 5.875%, 10/01/14,
                 Insured: FGIC (B) .........................           290,083
      785,000  University of Illinois RB, Auxiliary
                 Facilities Systems, Series B
                 5.500%, 04/01/17,
                 Insured: FGIC .............................           859,591
                                                                --------------
                                                                     6,495,615
                                                                --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

CHICAGO CAPITAL MUNICIPAL BOND FUND                             OCTOBER 31, 2001
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                                     MARKET
PAR VALUE                                                             VALUE
----------                                                          --------

               INDIANA - 4.10%
$     490,000  Beech Grove Independent School
                 Building RB, First Mortgage
                 5.625%, 07/05/24,
                 Insured: MBIA .............................    $      538,975
      600,000  Indianapolis International Airport
                 Authority RB,
                 Federal Express Project, AMT
                 7.100%, 01/15/17 ..........................           632,028
      700,000  Indianapolis Public
                 Improvement RB, Series B
                 6.000%, 01/10/20 ..........................           803,838
                                                                --------------
                                                                     1,974,841
                                                                --------------

               KANSAS - 4.66%
      500,000  Burlington Environmental
                 Improvement RB, Kansas City
                 Power & Light Project, Series D
                 3.250%, 10/01/17 ..........................           501,010
    1,020,000  Butler & Sedgwick Counties,
                 Unified School District No. 385,
                 Andover, GO
                 6.000%, 09/01/14,
                 Insured: FSA ..............................         1,191,676
      500,000  Sedgwick County, Unified School
                 District 259, Wichita, GO
                 5.250%, 09/01/10 ..........................           553,095
                                                                --------------
                                                                     2,245,781
                                                                --------------

               KENTUCKY - 1.51%
      350,000  Jefferson County, Series C, GO, AMT
                 5.375%, 05/15/03 ..........................           365,256
      350,000  Kentucky State Turnpike Authority
                 Economic Development RB,
                 Revitalization Projects
                 5.700%, 01/01/03 ..........................           363,643
                                                                --------------
                                                                       728,899
                                                                --------------

               MASSACHUSETTS - 1.11%
      500,000  Massachusetts State Construction
                 Lien, Series C, GO
                 5.250%, 08/01/17 ..........................           536,080
                                                                --------------

               MICHIGAN - 1.09%
      500,000  Clinton Township
                 Building Authority RB
                 4.800%, 11/01/13,
                 Insured: AMBAC ............................           527,065
                                                                --------------

               MISSISSIPPI - 3.14%
    1,000,000  Mississippi State Hospital
                 Equipment & Facilities
                 Authority RB, Baptist
                 Medical Center Project
                 6.500%, 05/01/10 ..........................         1,117,900
      350,000  State of Mississippi,
                 Capital Improvements Issue,
                 Series I, GO
                 5.750%, 11/01/09 (C) ......................           397,936
                                                                --------------
                                                                     1,515,836
                                                                --------------



                                                                     MARKET
PAR VALUE                                                             VALUE
----------                                                          --------

               MISSOURI - 5.02%
$   2,000,000  Missouri State Health &
                 Educational Facilities Authority RB,
                 BJC Health Systems Project,
                 Series A, ETM
                 6.750%, 05/15/10 ..........................    $    2,418,200
                                                                --------------

               NEBRASKA - 1.57%
      200,000  American Public Energy
                 Agency RB, Nebraska Public
                 Gas Agency Project, Series A
                 4.250%, 06/01/06,
                 Insured: AMBAC ............................           204,668
      500,000  Omaha Public Power District
                 Electric RB, Series C
                 5.400%, 02/01/08 ..........................           550,450
                                                                --------------
                                                                       755,118
                                                                --------------

               NEVADA - 0.81%
      350,000  Clark County, Nevada
                 School District, GO,
                 Pre-refunded 12/15/04,
                 6.400%, 06/15/06,
                 Insured: FGIC .............................           393,169
                                                                --------------

               NEW HAMPSHIRE - 0.53%
      245,000  New Hampshire State Housing
                 Financial Authority Single
                 Family RB, Series B, AMT
                 4.850%, 07/01/08 ..........................           255,741
                                                                --------------

               NEW YORK - 1.66%
               New York, Sub-Series E-5, GO
                 LOC: Morgan Guaranty Trust (A)
      300,000    2.250%, 08/01/15 ..........................           300,000
      500,000    2.250%, 08/01/18 ..........................           500,000
                                                                --------------
                                                                       800,000
                                                                --------------

               OHIO - 4.46%
    1,000,000  Cleveland Ohio
                 Waterworks RB, Series J
                 5.000%, 01/01/07,
                 Insured: FSA ..............................         1,076,510
    1,000,000  Montgomery County Hospital RB,
                 Kettering Medical Center
                 6.000%, 04/01/08 ..........................         1,074,570
                                                                --------------
                                                                     2,151,080
                                                                --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

CHICAGO CAPITAL MUNICIPAL BOND FUND                             OCTOBER 31, 2001
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                                     MARKET
PAR VALUE                                                             VALUE
----------                                                          --------

               OKLAHOMA - 6.31%
               Oklahoma City, GO
$   1,000,000    5.500%, 07/01/11 ..........................    $    1,121,670
      240,000    5.550%, 08/01/11 ..........................           270,365
      500,000  Oklahoma Housing Development
                 Authority RB Obligation Lease
                 Purchase Program, Series A
                 5.100%, 11/01/05 ..........................           523,660
    1,000,000  Tulsa Industrial Authority RB,
                 St. John's Medical Center
                 Project, Pre-refunded 02/15/06
                 6.250%, 02/15/17 ..........................         1,126,510
                                                                --------------
                                                                     3,042,205
                                                                --------------

               PENNSYLVANIA - 1.06%
      250,000  Beaver County Industrial
                 Development Authority, PCR,
                 Cleveland Electric Project
                 4.600%, 10/01/03 ..........................           252,077
      255,000  Pennsylvania Intergovernmental
                 Cooperative Authority, Special
                 Tax RB, City of Philadelphia
                 Funding Program, ETM
                 6.000%, 06/15/02,
                 Insured: FGIC .............................           261,268
                                                                --------------
                                                                       513,345
                                                                --------------

               SOUTH CAROLINA - 0.65%
      285,000  Anderson County School District
                 No. 002, Series B, GO
                 7.125%, 03/01/04 ..........................           313,663
                                                                --------------

               TENNESSEE - 2.23%
    1,000,000  State of Tennessee, Series A, GO
                 5.000%, 05/01/13 ..........................         1,077,050
                                                                --------------

               TEXAS - 11.80%
      460,000  Arlington Independent
                 School District, GO
                 5.250%, 02/15/07,
                 Insured: PSF ..............................           499,845
      480,000  Frisco Independent
                 School District, Series A, GO
                 7.000%, 08/15/10,
                 Insured: PSF ..............................           589,267
      450,000  Harris County, Toll Road RB,
                 Senior Lien, Series A
                 6.375%, 08/15/24,
                 Insured: MBIA .............................           504,113
      345,000  Houston Water and Sewer Systems
                 RB, Junion Lien, Series A,
                 Pre-refunded 12/01/02
                 6.375%, 12/01/22,
                 Insured: MBIA .............................           367,874
      200,000  Humble Independent
                 School District Refunding,
                 Series II, GO
                 5.500%, 02/15/10,
                 Insured: PSF ..............................           222,290



                                                                     MARKET
PAR VALUE                                                             VALUE
----------                                                          --------

               TEXAS (CONTINUED)
$     550,000  Plano Independent
                 School District, GO
                 5.000%, 02/15/09,
                 Insured: PSF ..............................    $      591,954
    1,000,000  State of Texas  Series B, GO
                 5.125%, 10/01/14 ..........................         1,053,800
      210,000  Tarrant County Health
                 Facilities Development,
                 Health System RB, Series A
                 5.500%, 02/15/05,
                 Insured: MBIA .............................           224,501
      500,000  Texas Municipal Power
                 Agency RB, Series E
                 5.500%, 09/01/10 ..........................           554,085
    1,000,000  Victoria County Hospital RB,
                 Citizens Medical Center
                 6.250%, 01/01/16,
                 Insured: AMBAC ............................         1,080,790
                                                                --------------
                                                                     5,688,519
                                                                --------------

               UTAH - 2.22%
      300,000  Intermountain Power Agency,
                 Power Supply RB, Series E
                 6.250%, 07/01/07 ..........................           340,170
      350,000  Tooele County Hazardous
                 Waste Treatment RB,
                 Union Pacific Project, AMT
                 5.700%, 11/01/26 ..........................           339,574
      350,000  Utah State Building Ownership
                 Authority Lease RB,
                 Series A, State Facilities
                 Master Lease PG-C,
                 5.500%, 05/15/11 ..........................           389,491
                                                                --------------
                                                                     1,069,235
                                                                --------------

               VIRGINIA - 0.54%
      250,000  Virginia State Housing
                 Development RB Authority
                 Commonwealth Mortgage,
                 Series H, Sub-Series H2
                 4.750%, 07/01/07 ..........................           260,680
                                                                --------------

               WASHINGTON - 3.25%
      475,000  King County, Series A, GO
                 5.800%, 01/01/04 ..........................           505,923
    1,000,000  Port of Tacoma RB, AMT
                 5.000%, 12/01/05,
                 Insured: FSA ..............................         1,061,010
                                                                --------------
                                                                     1,566,933
                                                                --------------

               WISCONSIN - 3.08%
               State of Wisconsin, GO
      250,000    Series A, 5.750%, 05/01/04 ................           268,485
    1,100,000    Series 1, 5.500%, 11/01/16 ................         1,218,976
                                                                --------------
                                                                     1,487,461
                                                                --------------
               TOTAL MUNICIPAL SECURITIES
                 (Cost $44,528,534) ........................        47,431,832
                                                                --------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

CHICAGO CAPITAL MUNICIPAL BOND FUND                             OCTOBER 31, 2001
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------


                                                                    MARKET
   SHARES                                                           VALUE
   -------                                                         -------


INVESTMENT COMPANIES - 6.84%
    1,521,994  Blackrock Provident
                 Money Market Fund .........................    $    1,521,994
    1,776,435  Goldman Sachs
                 Tax Exempt Fund ...........................         1,776,435
                                                                --------------
               TOTAL INVESTMENT COMPANIES
                 (Cost $3,298,429) .........................         3,298,429
                                                                --------------
TOTAL INVESTMENTS - 105.20%
    (Cost $47,826,963)* ....................................        50,730,261
                                                                --------------
NET OTHER ASSETS AND LIABILITIES - (5.20)% .................        (2,508,289)
                                                                --------------
NET ASSETS - 100.00% .......................................    $   48,221,972
                                                                ==============

---------------------------------------
  * Aggregate cost for Federal income tax purposes is $47,826,963.

     Gross unrealized appreciation .........................    $    2,915,835
     Gross unrealized depreciation .........................           (12,537)
                                                                --------------
     Net unrealized appreciation ...........................    $    2,903,298
                                                                ==============

(A) Variable rate bond. The interest rate shown reflects the rate in effect at October 31, 2001.
(B) Zero coupon bond. Rate shown reflects effective yield to maturity at time of purchase.
(C) Standard & Poors' (S&P[R]) credit ratings are used in the absence of a rating by Moody's Investors, Inc.

    AMBAC  American Municipal Board Assurance Corp.
      AMT  Alternative Minimum Tax
      ETM  Escrowed to Maturity
     FGIC  Federal Guaranty Insurance Corp.
      FSA  Fund Service Associates
       GO  General Obligation
      LOC  Letter of Credit
     MBIA  Municipal Bond Insurance Corp.
      PCR  Pollution Control Revenue
      PSF  Permanent School Fund
       RB  Revenue Bond

    PORTFOLIO COMPOSITION (MOODY'S RATINGS)
Investment Companies ...........................................            7%
Corporate Notes and Bonds:
  Aaa ..........................................................           47%
  Aa ...........................................................           37%
  A ............................................................            3%
  Baa ..........................................................            4%
  Ba ...........................................................            2%
                                                                        ------
                                                                          100%
                                                                        ======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

CHICAGO CAPITAL MONEY MARKET FUND                               OCTOBER 31, 2001
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

[PIE GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

U.S. GOVERNMENT AGENCY OBLIGATION
2%

GIC WITHIN FUNDING
AGREEMENT
2%

BANK NOTE
4%

COMMERCIAL PAPER
54%

TIME DEPOSITS
12%

CERTIFICATES OF DEPOSIT
26%

% OF TOTAL NET ASSETS


                                                                     MARKET
PAR VALUE                                                             VALUE
----------                                                          --------

COMMERCIAL PAPER (A) - 54.17%
               American Express Credit
$   8,000,000    2.480%, 11/08/01 ..........................    $    7,996,142
   12,000,000    2.530%, 11/15/01 ..........................        11,988,193
    8,000,000  Blue Ridge Asset Funding (B)
                 2.400%, 11/19/01 ..........................         7,990,400
               Centric Capital (B)
    5,500,000    2.280%, 01/14/02 ..........................         5,474,223
    4,200,000    2.280%, 01/16/02 ..........................         4,179,784
               CIT Group
   10,000,000    2.560%, 11/14/01 ..........................         9,990,756
    8,000,000    2.380%, 12/06/01 ..........................         7,981,489
   20,000,000  Citicorp
                 2.490%, 11/07/01 ..........................        19,991,700
    9,000,000  Edison Asset Securitization (B)
                 2.190%, 01/24/02 ..........................         8,954,010
               Falcon Asset Securitization (B)
   10,000,000    2.500%, 11/01/01 ..........................        10,000,000
    9,000,000    2.690%, 11/01/01 ..........................         9,000,000
               Fountain Square
                 Commercial Funding (B)
   10,000,000    2.560%, 11/01/01 ..........................        10,000,000
   10,000,000    2.130%, 01/31/02 ..........................         9,946,158
    9,000,000  General Electric Capital
                 2.220%, 01/25/02 ..........................         8,952,825
   19,000,000  Goldman Sachs
                 2.380%, 11/15/01 ..........................        18,982,414
               Household Finance
   10,000,000    2.540%, 11/05/01 ..........................         9,997,178
    8,000,000    2.220%, 01/17/02 ..........................         7,962,013
    8,050,000  Receivables Capital  (B)
                 2.250%, 01/22/02 ..........................         8,008,744
   15,000,000  SBC Communications
                 2.320%, 12/19/01 ..........................        14,953,600



                                                                     MARKET
PAR VALUE                                                             VALUE
----------                                                          --------

               Texaco
$  10,000,000    2.440%, 11/08/01 ..........................    $    9,995,256
    8,000,000    2.340%, 11/29/01 ..........................         7,985,440
   19,000,000  UBS Finance (DE)
                 2.650%, 11/01/01 ..........................        19,000,000
   15,000,000  Verizon Network Funding
                 2.370%, 11/20/01 ..........................        14,981,238
   18,000,000  Wells Fargo
                 2.290%, 12/06/01 ..........................        17,959,925
                                                                --------------
               TOTAL COMMERCIAL PAPER
                 (Cost $262,271,488) .......................       262,271,488
                                                                --------------

CERTIFICATES OF DEPOSIT - 26.03%
   15,000,000  Abbey National (NY)
                 2.350%, 12/12/01 ..........................        15,000,000
   15,000,000  Bayerische Hypo-und
                 Vereinsbank (NY)
                 3.430%, 11/06/01 ..........................        15,000,000
   18,000,000  Chase Manhattan Bank
                 2.350%, 12/11/01 ..........................        18,000,000
   15,000,000  Deutsche Bank (NY)
                 3.410%, 11/21/01 ..........................        15,000,041
   18,000,000  Harris Trust and Savings
                 2.350%, 12/11/01 ..........................        18,000,000
   16,000,000  Lloyds TBS Bank (NY)
                 2.400%, 12/05/01 ..........................        16,000,743
   14,000,000  Merita Bank (NY)
                 2.240%, 01/28/02 ..........................        14,000,340
   15,000,000  Societe Generale (NY)
                 3.410%, 11/21/01 ..........................        15,000,083
                                                                --------------
               TOTAL CERTIFICATES OF DEPOSIT
                 (Cost $126,001,207) .......................       126,001,207
                                                                --------------

TIME DEPOSITS - 12.27%
   20,000,000  M & I Marshall & Ilsley Bank
                 2.594%, 11/01/01 ..........................        20,000,000
   20,419,000  National City Bank
                 2.625%, 11/01/01 ..........................        20,419,000
   19,000,000  Regions Bank of Alabama
                 2.625%, 11/01/01 ..........................        19,000,000
                                                                --------------
               TOTAL TIME DEPOSITS
                 (Cost $59,419,000) ........................        59,419,000
                                                                --------------

BANK NOTE - 3.51%
   17,000,000  U.S. Bancorp
                 3.450%, 11/06/01 ..........................        17,000,000
                                                                --------------
               TOTAL BANK NOTE
                 (Cost $17,000,000) ........................        17,000,000
                                                                --------------

GIC WITHIN FUNDING AGREEMENT - 2.07%
   10,000,000  Allstate Life Funding
                 Agreement GIC
                 3.137%, 11/01/01 ..........................        10,000,000
                                                                --------------
               TOTAL GIC WITHIN FUNDING AGREEMENT
                 (Cost $10,000,000) ........................        10,000,000
                                                                --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMRO FUNDS
--------------

CHICAGO CAPITAL MONEY MARKET FUND                               OCTOBER 31, 2001
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                                     MARKET
PAR VALUE                                                             VALUE
----------                                                          --------

U.S. GOVERNMENT AGENCY OBLIGATION (A) - 2.06%

               FEDERAL AGRICULTURAL MORTGAGE - 2.06%
$  10,000,000    3.390%, 11/28/01 ..........................    $    9,974,575
                                                                --------------
               TOTAL U.S. GOVERNMENT
                 AGENCY OBLIGATION
                 (Cost $9,974,575) .........................         9,974,575
                                                                --------------
TOTAL INVESTMENTS - 100.11%
   (Cost $484,666,270)* ....................................       484,666,270
                                                                --------------
NET OTHER ASSETS AND LIABILITIES - (0.11)% .................          (518,105)
                                                                --------------
NET ASSETS - 100.00% .......................................    $  484,148,165
                                                                ==============

-------------------------------------
* At October 31, 2001, cost is identical for book and Federal income tax purposes.

(A)  Annualized yield at time of purchase.
(B) Securities exempt from registration under section 4(2) of the Securities Act of 1933, as amended. These securities may only be resold in an exempt transaction to qualified institutional buyers. At October 31, 2001, these securities amounted to $73,553,319 or 15.2% of net assets.

(DE) Delaware
(NY) New York


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO FUNDS
-----------------
                                                               OCTOBER 31, 2001
   STATEMENT OF ASSETS AND LIABILITIES
   -----------------------------------------------------------------------------

                                                                                                     MONTAG
                                                        CHICAGO CAPITAL         GROWTH            & CALDWELL         TAMRO LARGE
                                                          GROWTH FUND            FUND             GROWTH FUND      CAP VALUE FUND
                                                       ----------------   -----------------    ----------------   ----------------
ASSETS:
Investments:
        Investments at cost .........................  $    411,991,972   $     190,413,275    $  1,913,734,799   $      5,270,941
        Repurchase agreements .......................        25,640,000           7,536,393                  --                 --
        Net unrealized appreciation (depreciation) ..        62,501,198         (19,671,326)         13,005,079            (91,446)
                                                       ----------------   -----------------    ----------------   ----------------
          Total investments at value ................       500,133,170         178,278,342       1,926,739,878          5,179,495
Cash ................................................               933                  --                  10                 --
Receivables:
        Dividends and interest ......................            98,514              78,411           2,721,868              5,999
        Fund shares sold ............................        10,198,783             397,019           5,518,554              2,416
        Investments and foreign currency sold .......                --                  --                  --             56,134
Other assets ........................................             2,481               1,474              10,406              1,716
                                                       ----------------   -----------------    ----------------   ----------------
          Total assets ..............................       510,433,881         178,755,246       1,934,990,716          5,245,760
                                                       ----------------   -----------------    ----------------   ----------------


LIABILITIES:
Payables:
        Investments and foreign currency purchased ..                --           1,809,374                  --             26,207
        Fund shares redeemed ........................         2,605,863             230,540           2,204,487                 --
        Due to Adviser, net .........................           295,663             101,415           1,120,423                 --
        Administration fee ..........................            21,813               7,817              84,740                233
        Distribution fees ...........................            22,739               9,151              42,952                257
        Shareholder service fees ....................                --                 433                  --                 --
        Trustees fees ...............................             5,057               5,273             114,952                 66
Accrued expenses and other payables .................            97,844              37,694             265,748             23,576
                                                       ----------------   -----------------    ----------------   ----------------
          Total liabilities .........................         3,048,979           2,201,697           3,833,302             50,339
                                                       ----------------   -----------------    ----------------   ----------------
NET ASSETS ..........................................  $    507,384,902   $     176,553,549    $  1,931,157,414   $      5,195,421
                                                       ================   =================    ================   ================

NET ASSETS CONSIST OF:
    Paid in capital .................................  $    443,680,809   $     217,962,097    $  2,036,973,622   $      5,448,458
    Accumulated undistributed net investment income .                --                  --           2,416,170              3,075
    Accumulated net realized gain (loss) on
       investments and foreign currency transactions          1,202,895         (21,737,222)       (121,237,457)          (164,666)
    Net unrealized appreciation (depreciation) on
       investments and translation of assets and
       liabilities in foreign currency ..............        62,501,198         (19,671,326)         13,005,079            (91,446)
                                                       ----------------   -----------------    ----------------   ----------------
        TOTAL NET ASSETS ............................  $    507,384,902   $     176,553,549    $  1,931,157,414   $      5,195,421
                                                       ================   =================    ================   ================
CLASS N:
    Net Assets ......................................  $    464,022,831   $     176,553,549    $    872,656,983   $      5,195,421
    Shares of beneficial interest outstanding .......        22,763,274          16,400,816          38,907,072            536,985
        NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) .............  $          20.38   $           10.76    $          22.43   $           9.68
                                                       ================   =================    ================   ================
CLASS I:
    Net Assets ......................................  $     43,362,071                 N/A    $  1,058,500,431                N/A
    Shares of beneficial interest outstanding .......         2,120,042                 N/A          46,538,761                N/A
        NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) .............  $          20.45                 N/A    $          22.74                N/A
                                                       ================   =================    ================   ================



                                                                                                  CHICAGO
                                                             VALUE              TALON          CAPITAL SMALL CAP      SMALL CAP
                                                             FUND            MID CAP FUND         VALUE FUND            FUND
                                                       ----------------   -----------------    ----------------   ----------------
ASSETS:
Investments:
        Investments at cost .........................  $    137,405,392   $      34,055,547    $     30,467,542   $     62,938,424
        Repurchase agreements .......................                --           2,558,000           3,976,000                 --
        Net unrealized appreciation (depreciation) ..       (21,440,662)          2,007,941           3,380,902            (42,000)
                                                       ----------------   -----------------    ----------------   ----------------
          Total investments at value ................       115,964,730          38,621,488          37,824,444         62,896,424
Cash ................................................               341                  --                 722              2,269
Receivables:
        Dividends and interest ......................           144,649              11,878              42,848             18,331
        Fund shares sold ............................           199,597             661,525              17,925             92,168
        Investments and foreign currency sold .......           808,504           3,042,685                  --            840,468
Other assets ........................................             1,257                 119                 202              1,307
                                                       ----------------   -----------------    ----------------   ----------------
          Total assets ..............................       117,119,078          42,337,695          37,886,141         63,850,967
                                                       ----------------   -----------------    ----------------   ----------------


LIABILITIES:
Payables:
        Investments and foreign currency purchased ..           150,334           1,507,247             573,517            255,565
        Fund shares redeemed ........................           631,706             512,548               1,691             94,833
        Due to Adviser, net .........................            69,469              21,202              26,860             38,449
        Administration fee ..........................             5,276               1,738               1,632              2,797
        Distribution fees ...........................             6,018               1,982               1,790              3,197
        Shareholder service fees ....................               262                  --                  --                 90
        Trustees fees ...............................             3,638                 446                 393                943
Accrued expenses and other payables .................            31,412              27,869               3,087             25,458
                                                       ----------------   -----------------    ----------------   ----------------
          Total liabilities .........................           898,115           2,073,032             608,970            421,332
                                                       ----------------   -----------------    ----------------   ----------------
NET ASSETS ..........................................  $    116,220,963   $      40,264,663    $     37,277,171   $     63,429,635
                                                       ================   =================    ================   ================

NET ASSETS CONSIST OF:
    Paid in capital .................................  $    135,611,770   $      37,586,477    $     31,616,685   $     66,959,125
    Accumulated undistributed net investment income .            63,407                  --              35,748              7,737
    Accumulated net realized gain (loss) on
       investments and foreign currency transactions          1,986,448             670,245           2,243,836         (3,495,227)
    Net unrealized appreciation (depreciation) on
       investments and translation of assets and
       liabilities in foreign currency ..............       (21,440,662)          2,007,941           3,380,902            (42,000)
                                                       ----------------   -----------------    ----------------   ----------------
        TOTAL NET ASSETS ............................  $    116,220,963   $      40,264,663    $     37,277,171   $     63,429,635
                                                       ================   =================    ================   ================
CLASS N:
    Net Assets ......................................  $    116,220,963   $      40,264,663    $     37,277,171   $     63,429,635
    Shares of beneficial interest outstanding .......        12,371,623           2,569,038           3,353,812          5,414,155
        NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) .............  $           9.39   $           15.67    $          11.11   $          11.72
                                                       ================   =================    ================   ================
CLASS I:
    Net Assets ......................................               N/A                 N/A                 N/A                N/A
    Shares of beneficial interest outstanding .......               N/A                 N/A                 N/A                N/A
        NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) .............               N/A                 N/A                 N/A                N/A
                                                       ================   =================    ================   ================



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                         70 & 71

   ABN AMRO FUNDS
-----------------


                                                                OCTOBER 31, 2001
   STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
   -----------------------------------------------------------------------------

                                                                                VEREDUS
                                                          TAMRO SMALL         AGGRESSIVE          REAL ESTATE          VEREDUS
                                                           CAP FUND           GROWTH FUND            FUND           SCITECH FUND
                                                       ----------------   -----------------    ----------------   ----------------
ASSETS:
Investments:
        Investments at cost .........................  $      1,914,918   $     240,139,622    $     14,564,719   $      2,271,988
        Repurchase agreements .......................                --          15,243,770             172,776              4,917
        Net unrealized appreciation (depreciation) ..           (10,958)         12,242,660             479,305            255,608
                                                       ----------------   -----------------    ----------------   ----------------
          Total investments at value ................         1,903,960         267,626,052          15,216,800          2,532,513
Cash ................................................           140,103                  --                  --                 --
Foreign currency (cost $13,072 and $274,926,
  respectively) .....................................                --                  --                  --                 --
Receivables:
        Dividends and interest ......................             3,076               7,762              10,677                 --
        Dividends reclaim ...........................                --                  --                  --                 --
        Fund shares sold ............................             5,460           7,302,932              44,272             10,504
        Investments and foreign currency sold .......                --           7,032,596                  --            233,404
        Due from Adviser, net .......................             3,888                  --                  --              3,611
Deferred organizational costs .......................                --                  --               5,802                 --
Other assets ........................................                 4               8,912                 140                 12
                                                       ----------------   -----------------    ----------------   ----------------
          Total assets ..............................         2,056,491         281,978,254          15,277,691          2,780,044
                                                       ----------------   -----------------    ----------------   ----------------


LIABILITIES:
Payables:
        Due to custodian ............................                --                  --               1,994                 --
        Dividend distribution .......................                --                  --                  --                 --
        Investments and foreign currency purchased ..            35,144           4,377,669                  --            198,980
        Fund shares redeemed ........................                36           3,495,873                  --                 --
        Due to Adviser, net .........................                --             209,096               8,306                 --
        Administration fee ..........................                85              11,737                 681                107
        Distribution fees ...........................                96              13,116                 721                128
        Shareholder service fees ....................                --                  --                  --                 --
        Trustees fees ...............................                23               2,967                 230                 26
Accrued expenses and other payables .................            20,764              99,107              23,308             14,764
                                                       ----------------   -----------------    ----------------   ----------------
          Total liabilities .........................            56,148           8,209,565              35,240            214,005
                                                       ----------------   -----------------    ----------------   ----------------
NET ASSETS ..........................................  $      2,000,343    $    273,768,689    $     15,242,451   $      2,566,039
                                                       ================   =================    ================   ================

NET ASSETS CONSIST OF:
    Paid in capital .................................  $      1,974,535    $    288,168,248    $     14,308,567   $      3,297,431
    Accumulated undistributed (distribution in excess
       of) net investment income ....................             4,344                (842)             57,385                 --
    Accumulated net realized gain (loss) on
       investments and foreign currency transactions             32,422         (26,641,377)            397,194           (987,000)
    Net unrealized appreciation (depreciation) on
       investments and translation of assets and
       liabilities in foreign currency ..............          (10,958)          12,242,660             479,305            255,608
                                                       ----------------   -----------------    ----------------   ----------------
        TOTAL NET ASSETS ............................  $      2,000,343    $    273,768,689    $     15,242,451   $      2,566,039
                                                       ================   =================    ================   ================
CLASS N:
    Net Assets ......................................  $      2,000,343    $    268,271,359    $     15,242,451   $      2,566,039
    Shares of beneficial interest outstanding .......           186,037          15,285,400           1,665,833            338,848
        NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) .............  $          10.75   $           17.55    $           9.15   $           7.57
                                                       ================   =================    ================   ================
CLASS I:
    Net Assets ......................................               N/A   $       5,497,330                 N/A                N/A
    Shares of beneficial interest outstanding .......               N/A             313,106                 N/A                N/A
        NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) .............               N/A   $           17.56                 N/A                N/A
                                                       ================   =================    ================   ================



                                                                               MONTAG
                                                        CHICAGO CAPITAL       & CALDWELL         ASIAN TIGERS      EUROPE EQUITY
                                                         BALANCED FUND      BALANCED FUND           FUND            GROWTH FUND
                                                       ----------------   -----------------    ----------------   ----------------
ASSETS:
Investments:
        Investments at cost .........................   $   275,416,182   $     293,791,499    $     18,463,314   $     18,664,634
        Repurchase agreements .......................        41,129,000                  --                  --                 --
        Net unrealized appreciation (depreciation) ..        27,683,516           9,975,084          (6,524,668)        (4,976,669)
                                                       ----------------   -----------------    ----------------   ----------------
          Total investments at value ................       344,228,698         303,766,583          11,938,646         13,687,965
Cash ................................................             5,600                  --                  --             31,673
Foreign currency (cost $13,072 and $274,926,
  respectively) .....................................                --                  --              13,074            274,819
Receivables:
        Dividends and interest ......................         1,506,639           2,100,948               2,815              7,200
        Dividends reclaim ...........................              --                    --                  34             13,692
        Fund shares sold ............................         1,838,459           1,904,325              61,241                 --
        Investments and foreign currency sold .......                --                  --             209,570                 --
        Due from Adviser, net .......................                --                  --                  --                 --
Deferred organizational costs .......................                --                  --                  --                 --
Other assets ........................................             2,734               1,429              59,462                127
                                                       ----------------   -----------------    ----------------   ----------------
          Total assets ..............................       347,582,130         307,773,285          12,284,842         14,015,476
                                                       ----------------   -----------------    ----------------   ----------------


LIABILITIES:
Payables:
        Due to custodian ............................                --                  --              47,417                 --
        Dividend distribution .......................                --               1,371                  --                 --
        Investments and foreign currency purchased ..         3,196,553                  --               5,682             30,376
        Fund shares redeemed ........................         1,548,048           1,103,382               2,885                 --
        Due to Adviser, net .........................           202,316             193,782              10,729             11,200
        Administration fee ..........................            14,926              13,343                 554                603
        Distribution fees ...........................            16,666               6,102                 653                675
        Shareholder service fees ....................                --                  --                  33                 --
        Trustees fees ...............................             3,874               3,220                 187                203
Accrued expenses and other payables .................            80,043              73,405              31,186             31,960
                                                       ----------------   -----------------    ----------------   ----------------
          Total liabilities .........................         5,062,426           1,394,605              99,326             75,017
                                                       ----------------   -----------------    ----------------   ----------------
NET ASSETS ..........................................  $    342,519,704   $     306,378,680    $     12,185,516   $     13,940,459
                                                       ================   =================    ================   ================

NET ASSETS CONSIST OF:
    Paid in capital .................................  $    319,254,403   $     311,832,357    $     26,252,277   $     19,632,746
    Accumulated undistributed (distribution in excess
       of) net investment income ....................           659,796             784,794                  --                 --
    Accumulated net realized gain (loss) on
       investments and foreign currency transactions         (5,078,011)        (16,213,555)         (7,542,380)          (715,881)
    Net unrealized appreciation (depreciation) on
       investments and translation of assets and
       liabilities in foreign currency ..............        27,683,516           9,975,084          (6,524,381)        (4,976,406)
                                                       ----------------   -----------------    ----------------   ----------------
        TOTAL NET ASSETS ............................  $    342,519,704   $     306,378,680    $     12,185,516   $     13,940,459
                                                       ================   =================    ================   ================
CLASS N:
    Net Assets ......................................  $    342,519,704   $     126,690,333    $     12,185,516   $     13,940,459
    Shares of beneficial interest outstanding .......        31,793,716           7,681,270           2,434,894          2,046,374
        NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) .............  $          10.77   $           16.49    $           5.00   $           6.81
                                                       ================   =================    ================   ================
CLASS I:
    Net Assets ......................................               N/A   $     179,688,347                 N/A                N/A
    Shares of beneficial interest outstanding .......               N/A          10,895,074                 N/A                N/A
        NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) .............               N/A   $           16.49                 N/A                N/A
                                                       ================   =================    ================   ================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                         72 & 73

   ABN AMRO FUNDS
-----------------


                                                                OCTOBER 31, 2001
   STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
   -----------------------------------------------------------------------------

                                                                  INTERNATIONAL       LATIN AMERICA
                                                                   EQUITY FUND         EQUITY FUND
                                                                ----------------   -----------------
ASSETS:
Investments:
        Investments at cost ...............................     $     90,446,391   $      12,210,559
        Repurchase agreements .............................                   --                  --
        Net unrealized appreciation (depreciation) ........          (14,253,229)         (2,514,394)
                                                                ----------------   -----------------
          Total investments at value ......................           76,193,162           9,696,165
Cash ......................................................            1,967,191                  --
Foreign currency (cost $119,270 and $50,
  respectively) ...........................................              122,167                  43
Receivables:
        Dividends and interest ............................              137,612              22,061
        Dividends reclaim .................................              148,768                  --
        Fund shares sold ..................................              131,924              11,154
        Investments and foreign currency sold .............                   --             171,706
Other assets ..............................................                  780                 142
                                                                ----------------   -----------------
          Total assets ....................................           78,701,604           9,901,271
                                                                ----------------   -----------------


LIABILITIES:
Payables:
        Due to custodian ..................................                   --              38,079
        Dividend distribution .............................                   --                  --
        Investments and foreign currency purchased ........                6,512             112,327
        Fund shares redeemed ..............................              333,650              26,908
        Due to Adviser, net ...............................               59,937               8,091
        Administration fee ................................                3,939                 431
        Distribution fees .................................                4,078                 474
        Shareholder service fees ..........................                  333                  --
        Trustees fees .....................................                1,159                 146
Accrued expenses and other payables .......................               39,576              29,422
                                                                ----------------   -----------------
          Total liabilities ...............................              449,184             215,878
                                                                ----------------   -----------------
NET ASSETS ................................................     $     78,252,420   $       9,685,393
                                                                ================   =================

NET ASSETS CONSIST OF:
    Paid in capital .......................................     $     97,277,182   $      16,097,909
    Accumulated undistributed (distribution in excess
      of) net investment income ...........................             (216,408)                 --
    Accumulated net realized loss on investments and
       foreign currency transactions ......................           (4,554,590)         (3,897,459)
    Net unrealized appreciation (depreciation) on
       investments and translation of assets and
       liabilities in foreign currency ....................          (14,253,764)         (2,515,057)
                                                                ----------------   -----------------
        TOTAL NET ASSETS ..................................     $     78,252,420   $       9,685,393
                                                                ================   =================
CLASS N:
    Net Assets ............................................     $     78,252,420   $       9,685,393
    Shares of beneficial interest outstanding .............            6,838,077           1,225,323
        NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) ...................     $          11.44   $            7.90
                                                                ================   =================
CLASS I:
    Net Assets ............................................                  N/A                 N/A
    Shares of beneficial interest outstanding .............                  N/A                 N/A
        NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) ...................                  N/A                 N/A
                                                                ================   =================





                                                                                             CHICAGO           CHICAGO CAPITAL
                                                                      CHICAGO CAPITAL   CAPITAL MUNICIPAL       MONEY MARKET
                                                                         BOND FUND          BOND FUND               FUND
                                                                     ----------------   -----------------      ----------------
ASSETS:
Investments:
        Investments at cost ....................................     $    403,491,842   $      47,826,963      $    484,666,270
        Repurchase agreements ..................................           23,262,000                  --                    --
        Net unrealized appreciation (depreciation) .............           19,372,730           2,903,298                    --
                                                                     ----------------   -----------------      ----------------
          Total investments at value ...........................          446,126,572          50,730,261           484,666,270
Cash ...........................................................               20,981                  79                    60
Foreign currency (cost $119,270 and $50,
  respectively) ................................................                   --                  --                    --
Receivables:
        Dividends and interest .................................            5,324,352             768,812               530,192
        Dividends reclaim ......................................                   --                  --                    --
        Fund shares sold .......................................            2,095,335             250,250                61,942
        Investments and foreign currency sold ..................            2,326,350                  --                    --
Other assets ...................................................                1,174                  90                 1,860
                                                                     ----------------   -----------------      ----------------
          Total assets .........................................          455,894,764          51,749,492           485,260,324
                                                                     ----------------   -----------------      ----------------


LIABILITIES:
Payables:
        Due to custodian .......................................                   --                  --                    --
        Dividend distribution ..................................                   31             143,237               829,682
        Investments and foreign currency purchased .............            5,972,851           2,152,115                    --
        Fund shares redeemed ...................................              634,874           1,184,175                24,296
        Due to Adviser, net ....................................              132,470              11,515               160,361
        Administration fee .....................................               19,003               2,124                20,704
        Distribution fees ......................................               17,497                  --                    --
        Shareholder service fees ...............................                   --                  --                    --
        Trustees fees ..........................................                5,647                 634                 5,395
Accrued expenses and other payables ............................               71,448              33,720                71,721
                                                                     ----------------   -----------------      ----------------
          Total liabilities ....................................            6,853,821           3,527,520             1,112,159
                                                                     ----------------   -----------------      ----------------
NET ASSETS .....................................................     $    449,040,943   $      48,221,972      $    484,148,165
                                                                     ================   =================      ================

NET ASSETS CONSIST OF:
    Paid in capital ............................................     $    436,265,002   $      46,157,617      $    484,148,165
    Accumulated undistributed (distribution in excess
      of) net investment income ................................            1,261,266                  --                    --
    Accumulated net realized loss on investments and
       foreign currency transactions ...........................          (7,858,055)           (838,943)                    --
    Net unrealized appreciation (depreciation) on investments
       and translation of assets and liabilities in foreign
       currency ................................................           19,372,730           2,903,298                    --
                                                                     ----------------   -----------------      ----------------
        TOTAL NET ASSETS .......................................     $    449,040,943   $      48,221,972      $    484,148,165
                                                                     ================   =================      ================
CLASS N:
    Net Assets .................................................     $    369,597,279   $      48,221,972      $    484,148,165
    Shares of beneficial interest outstanding ..................           35,744,141           4,622,361           484,148,331
        NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) ........................     $          10.34   $           10.43      $           1.00
                                                                     ================   =================      ================
CLASS I:
    Net Assets .................................................     $     79,443,664                 N/A                   N/A
    Shares of beneficial interest outstanding ..................            7,682,619                 N/A                   N/A
        NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) ........................     $          10.34                 N/A                   N/A
                                                                     ================   =================      ================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                         74 & 75

   ABN AMRO FUNDS
-----------------


   FOR THE YEAR ENDED OCTOBER 31, 2001
   STATEMENT OF OPERATIONS
   -----------------------------------------------------------------------------

                                                                                    GROWTH FUND(a)
                                                                          ----------------------------------
                                                                                                                   MONTAG
                                                       CHICAGO CAPITAL   TEN MONTHS ENDED     YEAR ENDED         & CALDWELL
                                                         GROWTH FUND     OCTOBER 31, 2001  DECEMBER 31, 2000    GROWTH FUND
                                                       ----------------   ---------------   ----------------  ----------------
INVESTMENT INCOME:
     Dividends ......................................  $      3,718,541   $     1,202,717   $      1,119,867  $     25,764,553
     Less: foreign taxes withheld ...................           (14,890)               --                 --           (76,095)
     Interest .......................................         1,400,727           387,942            642,229            35,599
     Security lending interest ......................                --             1,968              2,060                --
                                                       ----------------   ---------------   ----------------  ----------------
      Total investment income .......................         5,104,378         1,592,627          1,764,156        25,724,057
                                                       ----------------   ---------------   ----------------  ----------------


EXPENSES:
     Investment advisory fees .......................         3,899,474         1,370,976          1,760,348        14,870,628
     Distribution expenses ..........................         1,282,449            46,663              8,662         2,670,762
     Shareholder service fees .......................                --             4,357              8,662                --
     Transfer agent fees ............................           276,659            25,744             30,600           846,127
     Administration fees ............................           304,320           270,266            370,077         1,202,373
     Registration expenses ..........................            46,572            17,602             20,880            36,811
     Custodian fees .................................            20,534            11,262             13,402            25,401
     Professional fees ..............................            26,607            15,090             24,490            62,596
     Reports to shareholder expense .................            87,349            14,120             20,690           255,220
     Trustees fees ..................................            27,990             5,273              4,948           114,952
     Other expenses .................................            10,556            24,515             10,657            58,925
                                                       ----------------   ---------------   ----------------  ----------------
      Total expenses before waivers .................         5,982,510         1,805,868          2,273,416        20,143,795
                                                       ----------------   ---------------   ----------------  ----------------
      Less: Investment advisory fees waived .........                --           (21,997)                --                --
      Less: Expenses reimbursed .....................                --                --                 --                --
                                                       ----------------   ---------------   ----------------  ----------------
      Net Expenses ..................................         5,982,510         1,783,871          2,273,416        20,143,795
                                                       ----------------   ---------------   ----------------  ----------------

NET INVESTMENT INCOME (LOSS) ........................          (878,132)         (191,244)          (509,260)        5,580,262
                                                       ----------------   ---------------   ----------------  ----------------


NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments ........         1,203,927       (19,296,608)         9,857,689      (121,237,457)
     Net change in unrealized
      appreciation (depreciation) of investments ....      (169,195,556)      (56,877,938)       (22,752,992)     (295,483,138)
                                                       ----------------   ---------------   ----------------  ----------------

     NET REALIZED AND UNREALIZED
      GAIN (LOSS) ON INVESTMENTS ....................      (167,991,629)      (76,174,546)       (12,895,303)     (416,720,595)
                                                       ----------------   ---------------   ----------------  ----------------

     NET INCREASE (DECREASE)
      IN NET ASSETS FROM OPERATIONS .................  $   (168,869,761)  $   (76,365,790)  $    (13,404,563) $   (411,140,333)
                                                       ================   ===============   ================  ================



                                                                                     VALUE FUND(a)
                                                                         ------------------------------------

                                                           TAMRO LARGE    TEN MONTHS ENDED      YEAR ENDED         TALON
                                                       CAP VALUE FUND(b) OCTOBER 31, 2001   DECEMBER 31, 2000   MID CAP FUND
                                                       ----------------  ----------------   -----------------  --------------
INVESTMENT INCOME:
     Dividends ......................................  $         31,131   $     2,008,710   $     2,666,507   $       286,260
     Less: foreign taxes withheld ...................                --                --                --            (6,254)
     Interest .......................................             9,822                --                --             2,205
     Security lending interest ......................                --                --               567                --
                                                       ----------------  ----------------   ---------------   ---------------
      Total investment income .......................            40,953         2,008,710         2,667,074           282,211
                                                       ----------------  ----------------   ---------------   ---------------


EXPENSES:
     Investment advisory fees .......................            23,249           910,487         1,114,717           277,578
     Distribution expenses ..........................             7,265            31,570             6,435            86,744
     Shareholder service fees .......................                --             2,910             6,435                --
     Transfer agent fees ............................            17,273            24,923            26,790            56,254
     Administration fees ............................             4,355           193,225           253,521            20,756
     Registration expenses ..........................            18,118            15,420            15,700            17,215
     Custodian fees .................................            13,181            15,945            23,172            13,394
     Professional fees ..............................             9,071            14,155            19,913            12,967
     Reports to shareholder expense .................             1,414            10,894            11,984             5,191
     Trustees fees ..................................               163             3,638             3,188             1,720
     Other expenses .................................             3,969            16,047             8,194               857
                                                       ----------------  ----------------   ---------------   ---------------
      Total expenses before waivers .................            98,058         1,239,214         1,490,049           492,676
                                                       ----------------  ----------------   ---------------   ---------------
      Less: Investment advisory fees waived .........           (23,249)          (13,882)               --           (41,612)
      Less: Expenses reimbursed .....................           (39,935)               --                --                --
                                                       ----------------  ----------------   ---------------   ---------------
      Net Expenses ..................................            34,874         1,225,332         1,490,049           451,064
                                                       ----------------  ----------------   ---------------   ---------------

NET INVESTMENT INCOME (LOSS) ........................             6,079           783,378         1,177,025          (168,853)
                                                       ----------------  ----------------   ---------------   ---------------


NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments ........          (164,735)        2,163,918           760,589           695,973
     Net change in unrealized
      appreciation (depreciation) of investments ....           (91,446)      (29,812,532)       (3,468,070)         (663,514)
                                                       ----------------  ----------------   ---------------   ---------------

     NET REALIZED AND UNREALIZED
      GAIN (LOSS) ON INVESTMENTS ....................          (256,181)      (27,648,614)       (2,707,481)           32,459
                                                       ----------------  ----------------   ---------------   ---------------

     NET INCREASE (DECREASE)
      IN NET ASSETS FROM OPERATIONS .................  $       (250,102) $    (26,865,236)  $    (1,530,456)  $      (136,394)
                                                       ================  ================   ===============   ================




                                                                                    SMALL CAP FUND(a)
                                                                          -----------------------------------
                                                            CHICAGO
                                                       CAPITAL SMALL CAP  TEN MONTHS ENDED     YEAR ENDED
                                                           VALUE FUND     OCTOBER 31, 2001  DECENBER 31, 2000
                                                       ----------------   ----------------  -----------------
INVESTMENT INCOME:
     Dividends ......................................  $        748,905   $       487,593   $        616,513
     Less: foreign taxes withheld ...................                --                --                 --
     Interest .......................................            76,002           125,458            274,381
     Security lending interest ......................                --             2,366                770
                                                       ----------------   ---------------   ----------------
      Total investment income .......................           824,907           615,417            891,664
                                                       ----------------   ---------------   ----------------


EXPENSES:
     Investment advisory fees .......................           424,850           461,242            553,315
     Distribution expenses ..........................           106,212            15,967              1,750
     Shareholder service fees .......................                --               838              1,750
     Transfer agent fees ............................            30,984            19,318             23,326
     Administration fees ............................            25,525           115,128            149,095
     Registration expenses ..........................            15,086            15,634             17,329
     Custodian fees .................................            12,252            21,600             29,159
     Professional fees ..............................            13,527            10,057             16,101
     Reports to shareholder expense .................             5,352             5,410              6,482
     Trustees fees ..................................             2,123             1,868              1,572
     Other expenses .................................             2,173            10,004              1,284
                                                       ----------------   ---------------   ----------------
      Total expenses before waivers .................           638,084           677,066            801,163
                                                       ----------------   ---------------   ----------------
      Less: Investment advisory fees waived .........           (43,295)           (5,510)                --
      Less: Expenses reimbursed .....................                --                --                 --
                                                       ----------------   ---------------   ----------------
      Net Expenses ..................................           594,789           671,556            801,163
                                                       ----------------   ---------------   ----------------

NET INVESTMENT INCOME (LOSS) ........................           230,118           (56,139)            90,501
                                                       ----------------   ---------------   ----------------


NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments ........         2,184,480        (1,033,254)          (270,560)
     Net change in unrealized
      appreciation (depreciation) of investments ....           746,377        (8,338,089)         4,253,501
                                                       ----------------   ---------------   ----------------

     NET REALIZED AND UNREALIZED
      GAIN (LOSS) ON INVESTMENTS ....................         2,930,857        (9,371,343)         3,982,941
                                                       ----------------   ---------------   ----------------

     NET INCREASE (DECREASE)
      IN NET ASSETS FROM OPERATIONS .................  $      3,160,975   $    (9,427,482)  $      4,073,442
                                                       ================   ===============   ================

--------------------------------------------------------------------------------
(a) Growth Fund, Value Fund and Small Cap Fund commenced the year on January 1, 2001.
(b) TAMRO Large Cap Value Fund commenced investment operations on November 30, 2000.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                         76 & 77

   ABN AMRO FUNDS
-----------------

   FOR THE YEAR ENDED OCTOBER 31, 2001
   STATEMENT OF OPERATIONS - CONTINUED
   -----------------------------------------------------------------------------

                                                                                                    REAL ESTATE FUND(b)
                                                                                            -----------------------------------
                                                                               VEREDUS
                                                             TAMRO           AGGRESSIVE     TEN MONTHS ENDED     YEAR ENDED
                                                       SMALL CAP FUND(a)     GROWTH FUND    OCTOBER 31, 2001  DECEMBER 31, 2000
                                                       ----------------   ---------------   ----------------  -----------------
INVESTMENT INCOME:
     Dividends ..................................      $         23,463   $       445,842   $        826,859  $        892,081
     Less: foreign taxes withheld ...............                    --                --                 --                --
     Interest ...................................                 5,807           920,680             15,701            51,725
                                                       ----------------   ---------------   ----------------  ----------------
      Total investment income ...................                29,270         1,366,522            842,560           943,806
                                                       ----------------   ---------------   ----------------  ----------------

EXPENSES:
     Investment advisory fees ...................                13,384         2,393,687            149,343           143,545
     Distribution expenses ......................                 3,718           597,935              3,730                15
     Shareholder service fees ...................                    --                --                 --                15
     Transfer agent fees ........................                17,943           187,439             17,136            23,682
     Administration fees ........................                 3,582           132,652             38,519            38,191
     Registration expenses ......................                15,318            50,433             13,547            14,112
     Custodian fees .............................                14,266            21,781              3,002             1,453
     Professional fees ..........................                 9,035            20,237              9,266            13,163
     Amortization of organization costs .........                    --             4,814              4,140             4,985
     Reports to shareholder expense                               1,153            34,483              1,598             1,459
     Trustees fees ..............................                    76            11,842                474               309
     Other expenses .............................                 2,671             2,306              3,116             3,391
                                                       ----------------   ---------------   ----------------  ----------------
      Total expenses before waivers .............                81,146         3,457,609            243,871           244,320
                                                       ----------------   ---------------   ----------------  ----------------
      Less: Investment advisory fees waived .....               (61,811)         (106,965)           (45,865)          (43,064)
      Less: Administration fees waived ..........                    --                --                 --            (2,076)
      Less: Expenses reimbursed .................                    --                --                 --                --
                                                       ----------------   ---------------   ----------------  ----------------
      Net Expenses ..............................                19,335         3,350,644            198,006           199,180
                                                       ----------------   ---------------   ----------------  ----------------

NET INVESTMENT INCOME (LOSS) ....................                 9,935        (1,984,122)           644,554           744,626
                                                       ----------------   ---------------   ----------------  ----------------


NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments ....                30,864       (26,562,173)           860,508          (536,830)
     Net realized loss from foreign currency
       transactions .............................                    --                --                --                 --
     Net increase from payments by
      affiliates/service provider(s) (Note H) ...                    --                --                 --                --
     Net change in unrealized
      appreciation (depreciation) of investments                (10,958)       (4,260,389)        (1,584,120)        3,128,725
     Net change in unrealized appreciation
      (depreciation) on translation of assets
      and liabilities denominated in foreign
      currencies ................................                    --                --                 --                --
                                                       ----------------   ---------------   ----------------  ----------------

     NET REALIZED AND UNREALIZED
      GAIN (LOSS) ON INVESTMENTS ................                19,906       (30,822,562)          (723,612)        2,591,895
                                                       ----------------   ---------------   ----------------  ----------------

     NET INCREASE (DECREASE)
      IN NET ASSETS FROM OPERATIONS .............      $         29,841   $   (32,806,684)  $        (79,058) $      3,336,521
                                                       ================   ===============   ================  ================




                                                                                               MONTAG
                                                            VEREDUS       CHICAGO CAPITAL     & CALDWELL
                                                         SCITECH FUND      BALANCED FUND    BALANCED FUND
                                                       ----------------  ----------------   --------------  -
INVESTMENT INCOME:
     Dividends ..................................      $            184   $     1,246,171   $    2,109,860
     Less: foreign taxes withheld ...............                    --            (4,914)          (6,917)
     Interest ...................................                43,924         8,273,480        7,924,149
                                                       ----------------   ---------------   --------------
      Total investment income ...................                44,108         9,514,737       10,027,092
                                                       ----------------   ---------------   --------------

EXPENSES:
     Investment advisory fees ...................                25,456         2,125,058        2,412,608
     Distribution expenses ......................                 6,364           750,260          361,495
     Shareholder service fees ...................                    --                --               --
     Transfer agent fees ........................                20,360            36,533           69,721
     Administration fees ........................                 2,841           183,993          181,108
     Registration expenses ......................                16,470            26,027           37,570
     Custodian fees .............................                12,450            22,573           22,827
     Professional fees ..........................                10,102            23,042           23,244
     Amortization of organization costs .........                    --                --               --
     Reports to shareholder expense                               1,603            25,751           20,308
     Trustees fees ..............................                   124            15,868           16,184
     Other expenses .............................                 3,007             1,876           23,861
                                                       ----------------   ---------------   --------------
      Total expenses before waivers .............                98,777         3,210,981        3,168,926
                                                       ----------------   ---------------   --------------
      Less: Investment advisory fees waived .....               (25,456)               --               --
      Less: Administration fees waived ..........                    --                --               --
      Less: Expenses reimbursed .................               (35,138)               --               --
                                                       ----------------   ---------------   --------------
      Net Expenses ..............................                38,183         3,210,981        3,168,926
                                                       ----------------   ---------------   --------------

NET INVESTMENT INCOME (LOSS) ....................                 5,925         6,303,756        6,858,166
                                                       ----------------   ---------------   --------------


NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments ....              (733,351)        9,650,527      (15,845,436)
     Net realized loss from foreign currency
       transactions .............................                    --                --               --
     Net increase from payments by
      affiliates/service provider(s) (Note H) ...                    --                --               --
     Net change in unrealized
      appreciation (depreciation) of investments                312,024       (60,630,729)     (12,309,191)
     Net change in unrealized appreciation
      (depreciation) on translation of assets
      and liabilities denominated in foreign
      currencies ................................                    --                --               --
                                                       ----------------   ---------------   --------------

     NET REALIZED AND UNREALIZED
      GAIN (LOSS) ON INVESTMENTS ................              (421,327)      (50,980,202)     (28,154,627)
                                                       ----------------   ---------------   --------------

     NET INCREASE (DECREASE)
      IN NET ASSETS FROM OPERATIONS .............      $       (415,402)  $   (44,676,446)  $  (21,296,461)
                                                       ================   ===============   ==============






                                                                 ASIAN TIGERS FUND(b)          EUROPE EQUITY GROWTH FUND(b)
                                                       ----------------------------------   ---------------------------------

                                                       TEN MONTHS ENDED     YEAR ENDED      TEN MONTHS ENDED     YEAR ENDED
                                                       OCTOBER 31, 2001  DECEMBER 31, 2000  OCTOBER 31, 2001  DECEMBER 31, 2000
                                                       --------------    ----------------   ----------------  -----------------
INVESTMENT INCOME:
     Dividends ..................................      $        323,064   $       635,746   $        180,459  $         8,621
     Less: foreign taxes withheld ...............               (27,917)          (49,936)           (19,039)            (862)
     Interest ...................................                12,478                --             36,364               --
                                                       ----------------   ---------------   ----------------  ----------------
      Total investment income ...................               307,625           585,810            197,784            7,759
                                                       ----------------   ---------------   ---------------   ----------------

EXPENSES:
     Investment advisory fees ...................               140,192           360,836            133,636            6,394
     Distribution expenses ......................                 3,315               659              3,263               --
     Shareholder service fees ...................                   318               659                 --               --
     Transfer agent fees ........................                17,531            30,778              8,509               --
     Administration fees ........................                58,490           105,803             40,085            2,739
     Registration expenses ......................                12,965            26,600             15,934              714
     Custodian fees .............................                35,184            87,007             22,679               --
     Professional fees ..........................                17,048            14,249             20,299               --
     Amortization of organization costs .........                    --                --                 --               --
     Reports to shareholder expense                               1,465             2,461                857               --
     Trustees fees ..............................                   427               854              1,295               --
     Other expenses .............................                 4,412             7,487             20,820               --
                                                       ----------------   ---------------   ---------------   ----------------
      Total expenses before waivers .............               291,347           637,393            267,377            9,847
                                                       ----------------   ---------------   ---------------   ----------------
      Less: Investment advisory fees waived .....                    --                --               (564)              --
      Less: Administration fees waived ..........                    --                --                 --               --
      Less: Expenses reimbursed .................                    --                --                 --               --
                                                       ----------------   ---------------   ---------------
      Net Expenses ..............................               291,347           637,393            266,813            9,847
                                                       ----------------   ---------------   ----------------  ----------------

NET INVESTMENT INCOME (LOSS) ....................                16,278           (51,583)           (69,029)          (2,088)
                                                       ----------------   ---------------   ----------------  ---------------


NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments ....            (2,321,382)        4,346,485           (715,881)               --
     Net realized loss from foreign currency
       transactions .............................              (29,286)          (142,121)          (958,354)               --
     Net increase from payments by
      affiliates/service provider(s) (Note H) ...                    --                --             16,638           333,478
     Net change in unrealized
      appreciation (depreciation) of investments             (1,758,311)      (18,265,447)        (5,540,308)          563,639
     Net change in unrealized appreciation
      (depreciation) on translation of assets
      and liabilities denominated in foreign
      currencies ................................                 2,233               186            791,263          (791,000)
                                                       ----------------   ---------------   ----------------  ----------------

     NET REALIZED AND UNREALIZED
      GAIN (LOSS) ON INVESTMENTS ................            (4,106,746)      (14,060,897)        (6,406,642)          106,117
                                                       ----------------   ---------------   ----------------  ----------------

     NET INCREASE (DECREASE)
      IN NET ASSETS FROM OPERATIONS .............      $     (4,090,468)  $   (14,112,480)  $     (6,475,671) $        104,029
                                                       ================   ===============   ================  ================

--------------------------------------------------------------------------------
(a) TAMRO Small Cap Fund commenced investment operations on November 30, 2000.
(b) Real Estate Fund, Asian Tigers Fund and Europe Equity Growth Fund commenced the year on January 1, 2001.
--------------------------------------------------------------------------------



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                         78 & 79

   ABN AMRO FUNDS
-----------------


   FOR THE YEAR ENDED OCTOBER 31, 2001
   STATEMENT OF OPERATIONS - CONTINUED
   -----------------------------------------------------------------------------

                                                            INTERNATIONAL EQUITY FUND(a)         LATIN AMERICA EQUITY FUND(a)
                                                       ----------------------------------   ----------------------------------

                                                       TEN MONTHS ENDED      YEAR ENDED     TEN MONTHS ENDED     YEAR ENDED
                                                       OCTOBER 31, 2001   DECEMBER 31, 2000 OCTOBER 31, 2001  DECEMBER 31, 2000
                                                       ----------------   ----------------- ----------------  -----------------
INVESTMENT INCOME:
     Dividends ...................................      $     1,597,376   $     2,603,050   $        333,523  $        481,887
     Less: foreign taxes withheld ................             (157,931)         (278,989)           (13,483)          (36,010)
     Interest ....................................                2,582                --              2,454                --
                                                       ----------------   ---------------   ----------------  ----------------
      Total investment income ....................            1,442,027         2,324,061            322,494           445,877
                                                       ----------------   ---------------   ----------------  ----------------


EXPENSES:
     Investment advisory fees ....................              884,389         2,032,331            137,029           287,549
     Distribution expenses .......................               22,679             9,152              2,349                --
     Shareholder service fees ....................                3,953             9,152                 --                --
     Transfer agent fees .........................               21,730            38,833             10,037            20,392
     Administration fees .........................              160,409           352,751             51,322            87,054
     Registration expenses .......................               14,772            19,099             12,670            15,002
     Custodian fees ..............................               69,314           146,994             73,673            63,083
     Professional fees ...........................               14,489            23,327             13,249            13,879
     Amortization of organization costs ..........                   --                --                989             2,148
     Reports to shareholder expense ..............                5,775            17,200              1,045             2,277
     Trustees fees ...............................                2,614             4,627                408               667
     Other expenses ..............................               12,442            30,152              4,080             4,938
                                                       ----------------   ---------------   ----------------  ----------------
      Total expenses before waivers ..............            1,212,566         2,683,618            306,851           496,989
                                                       ----------------   ---------------   ----------------  ----------------
      Less: Investment advisory fees waived ......               (7,574)               --               (250)               --
      Less: Expenses reimbursed                                      --                --                 --                --
                                                       ----------------   ---------------   ----------------  ----------------
      Net Expenses ...............................            1,204,992         2,683,618            306,601           496,989
                                                       ----------------   ---------------   ----------------  ----------------

NET INVESTMENT INCOME (LOSS) .....................              237,035          (359,557)            15,893           (51,112)
                                                       ----------------   ---------------   ----------------  ----------------


NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments .....           (4,546,752)       17,788,204         (2,323,758)        4,165,598
     Net realized gain (loss) from
      foreign currency transactions ..............             (269,863)           53,884           (466,212)         (313,411)
     Net change in unrealized
      appreciation (depreciation) of investments .          (35,859,979)      (67,890,059)          (902,595)       (9,957,927)
     Net change in unrealized appreciation
      (depreciation) on translation of assets
      and liabilities denominated in foreign
      currencies .................................              (10,505)           17,973             25,564            (2,936)
                                                       ----------------   ---------------   ----------------  ----------------

     NET REALIZED AND UNREALIZED
      GAIN (LOSS) ON INVESTMENTS .................          (40,687,099)      (50,029,998)        (3,667,001)       (6,108,676)
                                                       ----------------   ---------------   ----------------  ----------------

     NET INCREASE (DECREASE)
      IN NET ASSETS FROM OPERATIONS ..............     $    (40,450,064)  $   (50,389,555)  $     (3,651,108) $     (6,159,788)
                                                       ================   ===============   ================  ================




                                                                             CHICAGO       CHICAGO CAPITAL
                                                        CHICAGO CAPITAL  CAPITAL MUNICIPAL   MONEY MARKET
                                                           BOND FUND         BOND FUND           FUND
                                                       ----------------  ----------------   --------------
INVESTMENT INCOME:
     Dividends ...................................     $             --  $         29,425   $          --
     Less: foreign taxes withheld ................                   --                --              --
     Interest ....................................           14,682,498         1,103,370      19,752,429
                                                       ----------------  ----------------   --------------
      Total investment income ....................           14,682,498         1,132,795      19,752,429
                                                       ----------------  ----------------   --------------


EXPENSES:
     Investment advisory fees ....................            1,253,858           152,358        1,662,270
     Distribution expenses .......................              380,697            18,886               --
     Shareholder service fees ....................                   --                --               --
     Transfer agent fees .........................               37,895            15,143           63,792
     Administration fees .........................              149,576            24,883          226,816
     Registration expenses .......................               15,780            12,838           38,948
     Custodian fees ..............................               10,448            11,170           23,115
     Professional fees ...........................               19,304            12,820           23,881
     Amortization of organization costs ..........                   --                --               --
     Reports to shareholder expense ..............                9,876             4,522           36,674
     Trustees fees ...............................               12,856             1,459           21,693
     Other expenses ..............................                5,580               232           14,801
                                                       ----------------  ----------------   --------------
      Total expenses before waivers ..............            1,895,870           254,311        2,111,990
                                                       ----------------  ----------------   --------------
      Less: Investment advisory fees waived ......             (466,964)         (152,358)              --
      Less: Expenses reimbursed ..................                   --           (57,957)              --
                                                       ----------------  ----------------   --------------
      Net Expenses ...............................            1,428,906            43,996        2,111,990
                                                       ----------------  ----------------   --------------

NET INVESTMENT INCOME (LOSS) .....................           13,253,592         1,088,799       17,640,439
                                                       ----------------  ----------------   --------------


NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments .....            1,572,223           244,791               --
     Net realized gain (loss) from
      foreign currency transactions ..............                   --                --               --
     Net change in unrealized
      appreciation (depreciation) of investments .           21,005,846         2,693,733               --
     Net change in unrealized appreciation
      (depreciation) on translation of assets
      and liabilities denominated in foreign
      currencies .................................                   --                --               --
                                                       ----------------  ----------------   --------------

     NET REALIZED AND UNREALIZED
      GAIN (LOSS) ON INVESTMENTS .................           22,578,069         2,938,524               --
                                                       ----------------  ----------------   --------------

     NET INCREASE (DECREASE)
      IN NET ASSETS FROM OPERATIONS ..............     $     35,831,661   $     4,027,323     $  17,640,439
                                                       ================  ================   ===============

--------------------------------------------------------------------------------
(a) International Equity Fund and Latin America Equity Fund commenced the year on January 1, 2001.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                         80 & 81

   ABN AMRO FUNDS
-----------------

   STATEMENT OF CHANGES IN NET ASSETS
   -----------------------------------------------------------------------------

                                                                                       CHICAGO CAPITAL
                                                                                         GROWTH FUND
                                                                             -----------------------------------
                                                                                  YEARS ENDED OCTOBER 31,
                                                                                   2001               2000
                                                                             ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD ....................................       $    593,012,703   $    490,188,782
                                                                             ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) .....................................               (878,132)          (968,863)
    Net realized gain (loss) on investments sold
       and foreign currency translations .............................              1,203,927         59,850,744
    Net change in unrealized appreciation (depreciation)
       on investments and translation of assets and
       liabilities denominated in foreign currency ...................           (169,195,556)        37,953,905
                                                                             ----------------   ----------------
    Net increase (decrease) in net assets resulting
       from operations ...............................................           (168,869,761)        96,835,786
                                                                             ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N .......................................................                     --                 --
       Class I .......................................................                     --                 --
    Net realized gain on investments:
       Class N .......................................................            (54,774,238)       (36,048,318)
       Class I .......................................................             (5,077,155)                --
    In excess of net realized gains:
       Class N .......................................................                     --                 --
       Class I .......................................................                     --                 --
                                                                             ----------------   ----------------
       Total distributions ...........................................            (59,851,393)       (36,048,318)
                                                                             ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N .......................................................            283,488,104        176,778,621
       Class I .......................................................             18,938,086         49,108,046
    Issued to shareholders in reinvestment of distributions:
       Class N .......................................................             54,219,531         35,118,050
       Class I .......................................................              4,356,646                 --
    Cost of shares repurchased:
       Class N .......................................................           (205,699,377)      (216,690,023)
       Class I .......................................................            (12,209,637)        (2,278,241)
                                                                             ----------------   ----------------
          Net increase (decrease) from capital share transactions ....            143,093,353         42,036,453
                                                                             ----------------   ----------------
          Total increase (decrease) in net assets ....................            (85,627,801)       102,823,921
                                                                             ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) .......................       $    507,384,902   $    593,012,703
                                                                             ================   ================
    (A) Undistributed net investment income ..........................       $             --   $             --
                                                                             ================   ================
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold ..........................................................             11,860,357          6,124,572
       Issued to shareholders in reinvestment of distributions .......              2,136,309          1,299,232
       Repurchased ...................................................             (8,808,778)        (7,536,041)
    Class I:
       Sold ..........................................................                846,842          1,712,047
       Issued to shareholders in reinvestment of distributions .......                171,454                 --
       Repurchased ...................................................               (535,767)           (74,534)
                                                                             ----------------   ----------------
          Net increase (decrease) in shares outstanding ..............              5,670,417          1,525,276
                                                                             ================   ================

                                                                                                      GROWTH
                                                                                                       FUND
                                                                             ------------------------------------------------------
                                                                             TEN MONTHS ENDED        YEARS ENDED DECEMBER 31,
                                                                              OCTOBER 31, 2001         2000               1999
                                                                             -----------------  ----------------    ---------------
NET ASSETS AT BEGINNING OF PERIOD ....................................        $   230,823,557   $    199,572,373    $   188,134,273
                                                                              ---------------   ----------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) .....................................               (191,244)          (509,260)          (378,440)
    Net realized gain (loss) on investments sold
       and foreign currency translations .............................            (19,296,608)         9,857,689         20,213,997
    Net change in unrealized appreciation (depreciation)
       on investments and translation of assets and
       liabilities denominated in foreign currency ...................            (56,877,938)       (22,752,992)         3,625,017
                                                                              ---------------   ----------------    ---------------
    Net increase (decrease) in net assets resulting
       from operations ...............................................            (76,365,790)       (13,404,563)        23,460,574
                                                                              ---------------   ----------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N .......................................................                     --                 --                 --
       Class I .......................................................                     --                 --                 --
    Net realized gain on investments:
       Class N .......................................................                (24,505)       (13,111,425)       (19,410,620)
       Class I .......................................................                     --                 --                 --
    In excess of net realized gains:
       Class N .......................................................                     --         (1,907,352)                --
       Class I .......................................................                     --                 --                 --
                                                                              ---------------   ----------------    ---------------
       Total distributions ...........................................                (24,505)       (15,018,777)       (19,410,620)
                                                                              ---------------   ----------------    ---------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N .......................................................             57,008,009         97,447,384         55,567,070
       Class I .......................................................                     --                 --                 --
    Issued to shareholders in reinvestment of distributions:
       Class N .......................................................                 12,739          8,911,092         12,634,337
       Class I .......................................................                     --                 --                 --
    Cost of shares repurchased:
       Class N .......................................................            (34,900,461)       (46,683,952)       (60,813,261)
       Class I .......................................................                     --                 --                 --
                                                                              ---------------   ----------------    ---------------
          Net increase (decrease) from capital share transactions ....             22,120,287         59,674,524          7,388,146
                                                                              ---------------   ----------------    ---------------
          Total increase (decrease) in net assets ....................            (54,270,008)        31,251,184         11,438,100
                                                                              ---------------   ----------------    ---------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) .......................        $   176,553,549   $    230,823,557    $   199,572,373
                                                                              ===============   ================    ===============
    (A) Undistributed net investment income ..........................        $            --   $             --    $            --
                                                                              ===============   ================    ===============
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold ..........................................................              4,314,696          5,486,300          3,214,434
       Issued to shareholders in reinvestment of distributions .......                    979            548,529            741,356
       Repurchased ...................................................             (2,724,364)        (2,667,874)        (3,518,258)
    Class I:
       Sold ..........................................................                     --                 --                 --
       Issued to shareholders in reinvestment of distributions .......                     --                 --                 --
       Repurchased ...................................................                     --                 --                 --
                                                                              ---------------   ----------------    ---------------
          Net increase (decrease) in shares outstanding ..............              1,591,311          3,366,955            437,532
                                                                              ===============   ================    ===============





                                                                                      MONTAG & CALDWELL              TAMRO LARGE
                                                                                         GROWTH FUND               CAP VALUE FUND
                                                                            -----------------------------------  -------------------
                                                                                  YEARS ENDED OCTOBER 31,           PERIOD ENDED
                                                                                  2001               2000        OCTOBER 31, 2001(a)
                                                                            ---------------    ----------------  -------------------
NET ASSETS AT BEGINNING OF PERIOD ....................................      $  2,684,411,377   $  2,982,468,577   $            --
                                                                            ----------------   ----------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) .....................................             5,580,262            180,218              6,079
    Net realized gain (loss) on investments sold
       and foreign currency translations .............................          (121,237,457)       337,718,133           (164,735)
    Net change in unrealized appreciation (depreciation)
       on investments and translation of assets and
       liabilities denominated in foreign currency ...................          (295,483,138)      (364,014,769)           (91,446)
                                                                            ----------------   ----------------   ----------------
    Net increase (decrease) in net assets resulting
       from operations ...............................................          (411,140,333)       (26,116,418)          (250,102)
                                                                            ----------------   ----------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N .......................................................                    --                 --             (2,959)
       Class I .......................................................            (3,341,184)                --                 --
    Net realized gain on investments:
       Class N .......................................................          (168,409,785)       (79,026,102)                --
       Class I .......................................................          (169,309,344)       (69,733,403)                --
    In excess of net realized gains:
       Class N .......................................................                    --                 --                 --
       Class I .......................................................                    --                 --                 --
                                                                            ----------------   ----------------   ----------------
       Total distributions ...........................................          (341,060,313)      (148,759,505)            (2,959)
                                                                            ----------------   ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N .......................................................           455,760,354        845,153,869          5,610,079
       Class I .......................................................           321,672,950        673,460,519                 --
    Issued to shareholders in reinvestment of distributions:
       Class N .......................................................           161,581,636         72,385,785              2,979
       Class I .......................................................           155,113,294         63,293,452                 --
    Cost of shares repurchased:
       Class N .......................................................          (725,788,460)    (1,090,341,499)          (164,576)
       Class I .......................................................          (369,393,091)      (687,133,403)                --
                                                                            ----------------   ----------------   ----------------
          Net increase (decrease) from capital share transactions ....            (1,053,317)      (123,181,277)         5,448,482
                                                                            ----------------   ----------------   ----------------
          Total increase (decrease) in net assets ....................          (753,253,963)      (298,057,200)         5,195,421
                                                                            ----------------   ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) .......................      $  1,931,157,414   $  2,684,411,377   $      5,195,421
                                                                            ================   ================   ================
    (A) Undistributed net investment income ..........................      $      2,416,170   $        180,218   $          3,075
                                                                            ================   ================   ================
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold ..........................................................            18,429,486         25,596,000            553,496
       Issued to shareholders in reinvestment of distributions .......             6,060,914          2,140,542                284
       Repurchased ...................................................           (28,704,038)       (33,273,816)           (16,795)
    Class I:
       Sold ..........................................................            12,586,761         19,998,395                 --
       Issued to shareholders in reinvestment of distributions .......             5,762,374          1,836,069                 --
       Repurchased ...................................................           (13,908,519)       (20,672,126)                --
                                                                            ----------------   ----------------   ----------------
          Net increase (decrease) in shares outstanding ..............               226,978         (4,374,936)           536,985
                                                                            ================   ================   ================

--------------------------------------------------------------------------------
(a) ABN AMRO/TAMRO LargeCap Value Fund commenced investment operations on November 30, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                         82 & 83

   ABN AMRO FUNDS
-----------------


   STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
   -----------------------------------------------------------------------------

                                                                                                VALUE FUND
                                                                          ------------------------------------------------------
                                                                          TEN MONTHS ENDED        YEARS ENDED DECEMBER 31,
                                                                          OCTOBER 31, 2001         2000               1999
                                                                          ----------------   ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD .................................       $    133,592,425   $    157,049,278   $    172,569,330
                                                                          ----------------   ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ..................................                783,378          1,177,025          1,817,296
    Net realized gain (loss) on investments sold and
       foreign currency translations ..............................              2,163,918            760,589         14,539,778
    Net change in unrealized appreciation (depreciation) on
       investments and  translation of assets and liabilities
       denominated in foreign currency ............................            (29,812,532)        (3,468,070)         1,887,053
                                                                          ----------------   ----------------   ----------------
    Net increase (decrease) in net assets resulting from operations            (26,865,236)        (1,530,456)        18,244,127
                                                                          ----------------   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ....................................................               (719,971)        (1,178,885)        (1,787,278)
       Class I ....................................................                     --                 --                 --
    Net realized gain on investments:
       Class N ....................................................               (577,246)        (9,373,673)       (10,170,476)
       Class I ....................................................                     --                 --                 --
    In excess of net realized gains:
       Class N ....................................................                     --                 --                 --
       Class I ....................................................                     --                 --                 --
                                                                          ----------------   ----------------   ----------------
       Total distributions ........................................             (1,297,217)       (10,552,558)       (11,957,754)
                                                                          ----------------   ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N ....................................................             33,250,189         24,604,186         28,076,793
       Class I ....................................................                     --                 --                 --
    Issued to shareholders in reinvestment of distributions:
       Class N ....................................................                583,897          4,779,038          4,847,721
       Class I ....................................................                     --                 --                 --
    Cost of shares repurchased:
       Class N ....................................................            (23,043,095)       (40,757,063)       (54,730,939)
       Class I ....................................................                     --                 --                 --
                                                                          ----------------   ----------------   ----------------
          Net increase (decrease) from capital share transactions .             10,790,991        (11,373,839)       (21,806,425)
                                                                          ----------------   ----------------   ----------------
          Total increase (decrease) in net assets .................            (17,371,462)       (23,456,853)       (15,520,052)
                                                                          ----------------   ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ....................       $    116,220,963   $    133,592,425   $    157,049,278
                                                                          ================   ================   ================
    (A) Undistributed net investment income .......................       $         63,407   $             --   $          1,374
                                                                          ================   ================   ================
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold .......................................................              2,967,684          2,079,400          2,153,206
       Issued to shareholders in reinvestment of distributions ....                 51,731            431,177            375,730
       Repurchased ................................................             (2,081,924)        (3,394,177)        (4,209,248)
    Class I:
       Sold .......................................................                     --                 --                 --
       Issued to shareholders in reinvestment of distributions ....                     --                 --                 --
       Repurchased ................................................                     --                 --                 --
                                                                          ----------------   ----------------   ----------------
          Net increase (decrease) in shares outstanding ...........                937,491           (883,600)        (1,680,312)
                                                                          ================   ================   ================

                                                                                       TALON
                                                                                     MID CAP FUND
                                                                          -----------------------------------
                                                                                YEARS ENDED OCTOBER 31,
                                                                                2001               2000
                                                                          ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD .................................       $     26,389,349   $     17,586,038
                                                                          ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ..................................               (168,853)           (73,532)
    Net realized gain (loss) on investments sold and
       foreign currency translations ..............................                695,973          4,788,271
    Net change in unrealized appreciation (depreciation) on
       investments and  translation of assets and liabilities
       denominated in foreign currency ............................               (663,514)         1,216,411
                                                                          ----------------   ----------------
    Net increase (decrease) in net assets resulting from operations               (136,394)         5,931,150
                                                                          ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ....................................................                     --                 --
       Class I ....................................................                     --                 --
    Net realized gain on investments:
       Class N ....................................................             (4,740,302)          (195,413)
       Class I ....................................................                     --                 --
    In excess of net realized gains:
       Class N ....................................................                     --                 --
       Class I ....................................................                     --                 --
                                                                          ----------------   ----------------
       Total distributions ........................................             (4,740,302)          (195,413)
                                                                          ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N ....................................................             41,082,371         17,741,640
       Class I ....................................................                     --                 --
    Issued to shareholders in reinvestment of distributions:
       Class N ....................................................              4,607,947            190,895
       Class I ....................................................                     --                 --
    Cost of shares repurchased:
       Class N ....................................................            (26,938,308)       (14,864,961)
       Class I ....................................................                     --                 --
                                                                          ----------------   ----------------
          Net increase (decrease) from capital share transactions .             18,752,010          3,067,574
                                                                          ----------------   ----------------
          Total increase (decrease) in net assets .................             13,875,314          8,803,311
                                                                          ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ....................       $     40,264,663   $     26,389,349
                                                                          ================   ================
    (A) Undistributed net investment income .......................       $             --   $             --
                                                                          ================   ================
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold .......................................................              2,477,852            959,918
       Issued to shareholders in reinvestment of distributions ....                309,882             13,351
       Repurchased ................................................             (1,645,531)          (853,475)
    Class I:
       Sold .......................................................                     --                 --
       Issued to shareholders in reinvestment of distributions ....                     --                 --
       Repurchased ................................................                     --                 --
                                                                          ----------------   ----------------
          Net increase (decrease) in shares outstanding ...........              1,142,203            119,794
                                                                          ================   ================






                                                                                  CHICAGO CAPITAL
                                                                                 SMALL CAP VALUE FUND
                                                                          ----------------------------------
                                                                                YEARS ENDED OCTOBER 31,
                                                                                2001              2000
                                                                          ---------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD .................................       $    49,411,279   $     42,478,264
                                                                          ---------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ..................................               230,118            262,049
    Net realized gain (loss) on investments sold and
       foreign currency translations ..............................             2,184,480          3,348,077
    Net change in unrealized appreciation (depreciation) on
       investments and  translation of assets and liabilities
       denominated in foreign currency ............................               746,377          4,482,289
                                                                          ---------------   ----------------
    Net increase (decrease) in net assets resulting from operations             3,160,975          8,092,415
                                                                          ---------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ....................................................              (205,074)          (294,216)
       Class I ....................................................                    --                 --
    Net realized gain on investments:
       Class N ....................................................            (2,108,006)                --
       Class I ....................................................                    --                 --
    In excess of net realized gains:
       Class N ....................................................                    --                 --
       Class I ....................................................                    --                 --
                                                                          ---------------   ----------------
       Total distributions ........................................            (2,313,080)          (294,216)
                                                                          ---------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N ....................................................            22,269,956         13,560,525
       Class I ....................................................                    --                 --
    Issued to shareholders in reinvestment of distributions:
       Class N ....................................................             2,092,591            275,944
       Class I ....................................................                    --                 --
    Cost of shares repurchased:
       Class N ....................................................           (37,344,550)       (14,701,653)
       Class I ....................................................                    --                 --
                                                                          ---------------   ----------------
          Net increase (decrease) from capital share transactions .           (12,982,003)          (865,184)
                                                                          ---------------   ----------------
          Total increase (decrease) in net assets .................           (12,134,108)         6,933,015
                                                                          ---------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ....................       $    37,277,171   $     49,411,279
                                                                          ===============   ================
    (A) Undistributed net investment income .......................       $        35,748   $         70,773
                                                                          ===============   ================
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold .......................................................             1,895,047          1,391,079
       Issued to shareholders in reinvestment of distributions ....               199,675             28,659
       Repurchased ................................................            (3,299,386)        (1,486,175)
    Class I:
       Sold .......................................................                    --                 --
       Issued to shareholders in reinvestment of distributions ....                    --                 --
       Repurchased ................................................                    --                 --
                                                                          ---------------   ----------------
          Net increase (decrease) in shares outstanding ...........            (1,204,664)           (66,437)
                                                                          ===============   ================





                                                                                              SMALL CAP FUND
                                                                          -----------------------------------------------------
                                                                          TEN MONTHS ENDED        YEARS ENDED DECEMBER 31,
                                                                          OCTOBER 31, 2001         2000               1999
                                                                          ----------------   ----------------   ---------------
NET ASSETS AT BEGINNING OF PERIOD .................................       $     73,279,694   $     56,472,573   $    46,773,327
                                                                          ----------------   ----------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ..................................                (56,139)            90,501          (253,473)
    Net realized gain (loss) on investments sold and
       foreign currency translations ..............................             (1,033,254)          (270,560)        7,197,649
    Net change in unrealized appreciation (depreciation) on
       investments and  translation of assets and liabilities
       denominated in foreign currency ............................             (8,338,089)         4,253,501           263,231
                                                                          ----------------   ----------------   ---------------
    Net increase (decrease) in net assets resulting from operations             (9,427,482)         4,073,442         7,207,407
                                                                          ----------------   ----------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ....................................................                (61,400)                --                --
       Class I ....................................................                     --                 --                --
    Net realized gain on investments:
       Class N ....................................................                     --         (5,095,672)               --
       Class I ....................................................                     --                 --                --
    In excess of net realized gains:
       Class N ....................................................                     --         (2,101,627)               --
       Class I ....................................................                     --                 --                --
                                                                          ----------------   ----------------   ---------------
       Total distributions ........................................                (61,400)        (7,197,299)               --
                                                                          ----------------   ----------------   ---------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N ....................................................             17,024,357         59,954,541        34,487,808
       Class I ....................................................                     --                 --                --
    Issued to shareholders in reinvestment of distributions:
       Class N ....................................................                 13,703          1,667,131               182
       Class I ....................................................                     --                 --                --
    Cost of shares repurchased:
       Class N ....................................................            (17,399,237)       (41,690,694)      (31,996,151)
       Class I ....................................................                     --                 --                --
                                                                          ----------------   ----------------   ---------------
          Net increase (decrease) from capital share transactions .               (361,177)        19,930,978         2,491,839
                                                                          ----------------   ----------------   ---------------
          Total increase (decrease) in net assets .................             (9,850,059)        16,807,121         9,699,246
                                                                          ----------------   ----------------   ---------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ....................       $     63,429,635   $     73,279,694   $    56,472,573
                                                                          ================   ================   ===============
    (A) Undistributed net investment income .......................       $          7,737   $         62,451   $            --
                                                                          ================   ================   ===============
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold .......................................................              1,361,253          4,182,427         2,937,018
       Issued to shareholders in reinvestment of distributions ....                  1,101            121,276                 8
       Repurchased ................................................             (1,397,118)        (2,843,950)       (2,777,728)
    Class I:
       Sold .......................................................                     --                 --                --
       Issued to shareholders in reinvestment of distributions ....                     --                 --                --
       Repurchased ................................................                     --                 --                --
                                                                          ----------------   ----------------   ---------------
          Net increase (decrease) in shares outstanding ...........                (34,764)         1,459,753           159,298
                                                                          ================   ================   ===============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                         84 & 85

   ABN AMRO FUNDS
-----------------


   STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
   -----------------------------------------------------------------------------

                                                                               TAMRO                      VEREDUS
                                                                           SMALL CAP FUND          AGGRESSIVE GROWTH FUND
                                                                         ------------------- -----------------------------------
                                                                            PERIOD ENDED          YEARS ENDED DECEMBER 31,
                                                                         OCTOBER 31, 2001(a)       2001               2000
                                                                          ----------------   ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD .....................................   $             --   $    182,805,761   $     57,281,574
                                                                          ----------------   ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ......................................              9,935         (1,984,122)        (1,159,659)
    Net realized gain (loss) on investments sold
       and foreign currency translations ..............................             30,864        (26,562,173)        26,859,085
    Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign
       currency .......................................................            (10,958)        (4,260,389)         6,057,746
                                                                          ----------------   ----------------   ----------------
    Net increase (decrease) in net assets resulting from operations ...             29,841        (32,806,684)        31,757,172
                                                                          ----------------   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ........................................................             (4,075)                --                 --
       Class I ........................................................                 --                 --                 --
    Net realized gain on investments:
       Class N ........................................................                 --        (24,973,864)        (8,782,878)
       Class I ........................................................                 --                 --                 --
    Return of Capital:
       Class N ........................................................                 --                 --                 --
       Class I ........................................................                 --                 --                 --
                                                                          ----------------   ----------------   ----------------
       Total distributions ............................................             (4,075)       (24,973,864)        (8,782,878)
                                                                          ----------------   ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N ........................................................          4,842,804        306,597,076        179,463,335
       Class I ........................................................                 --          5,563,782                 --
    Issued to shareholders in reinvestment of distributions:
       Class N ........................................................              4,051         23,288,201          8,589,707
       Class I ........................................................                 --                 --                 --
    Cost of shares repurchased:
       Class N ........................................................         (2,872,278)      (186,705,583)       (85,503,149)
       Class I ........................................................                 --                 --                 --
                                                                          ----------------   ----------------   ----------------
          Net increase (decrease) from capital share transactions .....          1,974,577        148,743,476        102,549,893
                                                                          ----------------   ----------------   ----------------
          Total increase (decrease) in net assets .....................          2,000,343         90,962,928        125,524,187
                                                                          ----------------   ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ........................   $      2,000,343   $    273,768,689   $    182,805,761
                                                                          ================   ================   ================
    (A) Undistributed (overdistributed) net investment income .........   $          4,344   $           (842)  $           (428)
                                                                          ================   ================   ================
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold ...........................................................            431,921         15,618,204          7,871,582
       Issued to shareholders in reinvestment of distributions ........                182          1,143,260            483,664
       Repurchased ....................................................           (246,066)        (9,598,759)        (3,682,466)
    Class I:
       Sold ...........................................................                 --            313,106                 --
       Issued to shareholders in reinvestment of distributions ........                 --                 --                 --
       Repurchased ....................................................                 --                 --                 --
                                                                          ----------------   ----------------   ----------------
          Net increase (decrease) in shares outstanding ...............            186,037          7,475,811          4,672,780
                                                                          ================   ================   ================


                                                                                             REAL ESTATE FUND
                                                                         ------------------------------------------------------
                                                                          TEN MONTHS ENDED        YEARS ENDED DECEMBER 31,
                                                                         OOCTOBER 31, 2001         2000               1999
                                                                          ----------------   ----------------   ---------------
NET ASSETS AT BEGINNING OF PERIOD .....................................   $     21,743,510   $      7,552,447   $     7,042,913
                                                                          ----------------   ----------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ......................................            644,554            744,626           348,862
    Net realized gain (loss) on investments sold
       and foreign currency translations ..............................            860,508           (536,830)         (134,772)
    Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign
       currency .......................................................         (1,584,120)         3,128,725          (500,361)
                                                                          ----------------   ----------------   ---------------
    Net increase (decrease) in net assets resulting from operations ...            (79,058)         3,336,521          (286,271)
                                                                          ----------------   ----------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ........................................................           (534,653)          (591,120)         (283,879)
       Class I ........................................................                 --                 --                --
    Net realized gain on investments:
       Class N ........................................................                 --                 --                --
       Class I ........................................................                 --                 --                --
    Return of Capital:
       Class N ........................................................                 --           (153,623)          (60,796)
       Class I ........................................................                 --                 --                --
                                                                          ----------------   ----------------   ---------------
       Total distributions ............................................           (534,653)          (744,743)         (344,675)
                                                                          ----------------   ----------------   ---------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N ........................................................          4,947,034         18,104,268           980,265
       Class I ........................................................                 --                 --                --
    Issued to shareholders in reinvestment of distributions:
       Class N ........................................................            218,788            223,894           344,675
       Class I ........................................................                 --                 --                --
    Cost of shares repurchased:
       Class N ........................................................        (11,053,170)        (6,728,877)         (184,460)
       Class I ........................................................                 --                 --                --
                                                                          ----------------   ----------------   ---------------
          Net increase (decrease) from capital share transactions .....         (5,887,348)        11,599,285         1,140,480
                                                                          ----------------   ----------------   ---------------
          Total increase (decrease) in net assets .....................         (6,501,059)        14,191,063           509,534
                                                                          ----------------   ----------------   ---------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ........................   $     15,242,451   $     21,743,510   $     7,552,447
                                                                          ================   ================   ===============
    (A) Undistributed (overdistributed) net investment income .........   $         57,385   $             --   $            --
                                                                          ================   ================   ===============
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold ...........................................................            519,065          2,059,600           117,215
       Issued to shareholders in reinvestment of distributions ........             23,315             31,861            43,045
       Repurchased ....................................................         (1,171,475)          (774,499)          (22,762)
    Class I:
       Sold ...........................................................                 --                 --                --
       Issued to shareholders in reinvestment of distributions ........                 --                 --                --
       Repurchased ....................................................                 --                 --                --
                                                                          ----------------   ----------------   ---------------
          Net increase (decrease) in shares outstanding ...............           (629,095)         1,316,962           137,498
                                                                          ================   ================   ===============






                                                                                     VEREDUS
                                                                                   SCITECH FUND
                                                                       -----------------------------------
                                                                          YEAR ENDED        PERIOD ENDED
                                                                       OCTOBER 31, 2001  OCTOBER 31, 2000(B)
                                                                       ----------------  -------------------
NET ASSETS AT BEGINNING OF PERIOD .....................................$      2,695,895   $             --
                                                                       ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ......................................           5,925             18,445
    Net realized gain (loss) on investments sold
       and foreign currency translations ..............................        (733,351)          (253,649)
    Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign
       currency .......................................................         312,024            (56,416)
                                                                       ----------------   ----------------
    Net increase (decrease) in net assets resulting from operations ...        (415,402)          (291,620)
                                                                       ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ........................................................         (19,130)            (5,699)
       Class I ........................................................              --                 --
    Net realized gain on investments:
       Class N ........................................................              --                 --
       Class I ........................................................              --                 --
    Return of Capital:
       Class N ........................................................              --                 --
       Class I ........................................................              --                 --
                                                                       ----------------   ----------------
       Total distributions ............................................         (19,130)            (5,699)
                                                                       ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N ........................................................         730,199          3,196,369
       Class I ........................................................              --                 --
    Issued to shareholders in reinvestment of distributions:
       Class N ........................................................          18,804              5,650
       Class I                                                                       --                 --
    Cost of shares repurchased:
       Class N ........................................................        (444,327)          (208,805)
       Class I ........................................................              --                 --
                                                                       ----------------   ----------------
          Net increase (decrease) from capital share transactions .....         304,676          2,993,214
                                                                       ----------------   ----------------
          Total increase (decrease) in net assets .....................        (129,856)         2,695,895
                                                                       ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ........................$      2,566,039   $      2,695,895
                                                                       ================   ================
    (A) Undistributed (overdistributed) net investment income .........$             --   $         12,746
                                                                       ================   ================
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold ...........................................................          89,729            322,300
       Issued to shareholders in reinvestment of distributions ........           2,242                586
       Repurchased ....................................................         (55,158)           (20,851)
    Class I:
       Sold ...........................................................              --                 --
       Issued to shareholders in reinvestment of distributions ........              --                 --
       Repurchased ....................................................              --                 --
                                                                       ----------------   ----------------
          Net increase (decrease) in shares outstanding ...............          36,813            302,035
                                                                       ================   ================





                                                                                 CHICAGO CAPITAL
                                                                                  BALANCED FUND
                                                                       ----------------------------------
                                                                             YEARS ENDED OCTOBER 31,
                                                                             2001               2000
                                                                       ----------------   ---------------
NET ASSETS AT BEGINNING OF PERIOD .....................................$    321,226,202   $   294,426,017
                                                                       ----------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ......................................       6,303,756         6,621,193
    Net realized gain (loss) on investments sold
       and foreign currency translations ..............................       9,650,527        22,637,439
    Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign
       currency .......................................................     (60,630,729)       12,662,153
                                                                       ----------------   ---------------
    Net increase (decrease) in net assets resulting from operations ...     (44,676,446)       41,920,785
                                                                       ----------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ........................................................      (6,477,372)       (6,763,325)
       Class I ........................................................              --                --
    Net realized gain on investments:
       Class N ........................................................     (31,403,455)       (8,216,573)
       Class I ........................................................              --                --
    Return of Capital:
       Class N ........................................................              --                --
       Class I ........................................................              --                --
                                                                       ----------------   ---------------
       Total distributions ............................................     (37,880,827)      (14,979,898)
                                                                       ----------------   ---------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N ........................................................     178,860,491        56,001,793
       Class I ........................................................              --                --
    Issued to shareholders in reinvestment of distributions:
       Class N ........................................................      37,831,856        14,964,263
       Class I ........................................................              --                --
    Cost of shares repurchased:
       Class N ........................................................    (112,841,572)      (71,106,758)
       Class I ........................................................              --                --
                                                                       ----------------   ---------------
          Net increase (decrease) from capital share transactions .....     103,850,775          (140,702)
                                                                       ----------------   ---------------
          Total increase (decrease) in net assets .....................      21,293,502        26,800,185
                                                                       ----------------   ---------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ........................$    342,519,704   $   321,226,202
                                                                       ================   ===============
    (A) Undistributed (overdistributed) net investment income .........$        659,796   $       822,040
                                                                       ================   ===============
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold ...........................................................      15,431,648         4,168,717
       Issued to shareholders in reinvestment of distributions ........       3,242,335         1,141,960
       Repurchased ....................................................      (9,449,208)       (5,322,337)
    Class I:
       Sold ...........................................................              --                --
       Issued to shareholders in reinvestment of distributions ........              --                --
       Repurchased ....................................................              --                --
                                                                       ----------------   ---------------
          Net increase (decrease) in shares outstanding ...............       9,224,775           (11,660)
                                                                       ================   ===============

--------------------------------------------------------------------------------
(a) ABN AMRO/TAMRO Small Cap Fund commenced investment operations on November 30, 2000.
(b) ABN AMRO/Veredus SciTech Fund commenced investment operations on June 30, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                         86 & 87

   ABN AMRO FUNDS
-----------------


   STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
   -----------------------------------------------------------------------------

                                                                              MONTAG & CALDWELL
                                                                                 BALANCED FUND
                                                                      -----------------------------------
                                                                            YEARS ENDED OCTOBER 31,
                                                                            2001               2000
                                                                      ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD ...............................     $    337,690,735   $    251,192,049
                                                                      ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ................................            6,858,166          6,687,590
    Net realized gain (loss) on investments sold and foreign
       currency translations ....................................          (15,845,436)        10,862,039
    Net increase from payments by affiliates/service provider(s)                    --                 --
    Net change in unrealized appreciation (depreciation) on
       investments and translation of assets and liabilities
       denominated in foreign currency ..........................          (12,309,191)       (10,774,845)
                                                                      ----------------   ----------------
    Net increase (decrease) in net assets resulting from
       operations ...............................................          (21,296,461)         6,774,784
                                                                      ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ..................................................           (2,976,599)        (2,991,137)
       Class I ..................................................           (4,097,241)        (3,353,338)
    Net realized gain on investments:
       Class N ..................................................           (5,316,530)        (7,228,902)
       Class I ..................................................           (5,776,982)        (4,863,092)
                                                                      ----------------   ----------------
       Total distributions ......................................          (18,167,352)       (18,436,469)
                                                                      ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N ..................................................           46,564,840         54,472,989
       Class I ..................................................           57,432,858        136,488,459
    Issued to shareholders in reinvestment of distributions:
       Class N ..................................................            8,138,582         10,046,917
       Class I ..................................................            9,680,648          7,418,065
    Cost of shares repurchased:
       Class N ..................................................          (72,665,917)       (54,615,985)
       Class I ..................................................          (40,999,253)       (55,650,074)
                                                                      ----------------   ----------------
          Net increase (decrease) from capital share transactions            8,151,758         98,160,371
                                                                      ----------------   ----------------
          Total increase (decrease) in net assets ...............          (31,312,055)        86,498,686
                                                                      ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ..................     $    306,378,680   $    337,690,735
                                                                      ================   ================
    (A) Undistributed (overdistributed) net investment income ...     $        784,794   $      1,007,748
                                                                      ================   ================
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold .....................................................            2,751,571          2,852,176
       Issued to shareholders in reinvestment of distributions ..              466,453            521,656
       Repurchased ..............................................           (4,288,336)        (2,879,104)
    Class I:
       Sold .....................................................            3,331,130          7,257,599
       Issued to shareholders in reinvestment of distributions ..              558,020            387,498
       Repurchased ..............................................           (2,382,992)        (2,937,423)
                                                                      ----------------   ----------------
          Net increase (decrease) in shares outstanding .........              435,846          5,202,402
                                                                      ================   ================



                                                                                         ASIAN TIGERS FUND
                                                                      -----------------------------------------------------
                                                                      TEN MONTHS ENDED        YEARS ENDED DECEMBER 31,
                                                                      OCTOBER 31, 2001         2000               1999
                                                                      ----------------   ---------------    ---------------
NET ASSETS AT BEGINNING OF PERIOD ...............................     $     18,324,454   $    51,277,067    $    28,380,425
                                                                      ----------------   ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ................................               16,278           (51,583)               656
    Net realized gain (loss) on investments sold and foreign
       currency translations ....................................           (2,350,668)        4,204,364          2,156,015
    Net increase from payments by affiliates/service provider(s)                    --                --                 --
    Net change in unrealized appreciation (depreciation) on
       investments and translation of assets and liabilities
       denominated in foreign currency ..........................           (1,756,078)      (18,265,261)        17,618,558
                                                                      ----------------   ---------------    ---------------
    Net increase (decrease) in net assets resulting from
       operations ...............................................           (4,090,468)      (14,112,480)        19,775,229
                                                                      ----------------   ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ..................................................                   --                --                 --
       Class I ..................................................                   --                --                 --
    Net realized gain on investments:
       Class N ..................................................                   --                --                 --
       Class I ..................................................                   --                --                 --
                                                                      ----------------   ---------------    ---------------
       Total distributions ......................................                   --                --                 --
                                                                      ----------------   ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N ..................................................           57,864,838       141,537,978        102,813,947
       Class I ..................................................                   --                --                 --
    Issued to shareholders in reinvestment of distributions:
       Class N ..................................................                   --                --                 --
       Class I ..................................................                   --                --                 --
    Cost of shares repurchased:
       Class N ..................................................          (59,913,308)     (160,378,111)       (99,692,534)
       Class I ..................................................                   --                --                 --
                                                                      ----------------   ---------------    ---------------
          Net increase (decrease) from capital share transactions           (2,048,470)      (18,840,133)         3,121,413
                                                                      ----------------   ---------------    ---------------
          Total increase (decrease) in net assets ...............           (6,138,938)      (32,952,613)        22,896,642
                                                                      ----------------   ---------------    ---------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ..................     $     12,185,516   $    18,324,454    $    51,277,067
                                                                      ================   ===============    ===============
    (A) Undistributed (overdistributed) net investment income ...     $             --   $       (13,774)   $       (64,511)
                                                                      ================   ===============    ===============
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold .....................................................            9,519,312        15,102,442         11,743,127
       Issued to shareholders in reinvestment of distributions ..                   --                --                 --
       Repurchased ..............................................           (9,796,373)      (17,087,095)       (11,262,238)
    Class I:
       Sold .....................................................                   --                --                 --
       Issued to shareholders in reinvestment of distributions ..                   --                --                 --
       Repurchased ..............................................                   --                --                 --
                                                                      ----------------   ---------------    ---------------
          Net increase (decrease) in shares outstanding .........             (277,061)       (1,984,653)           480,889
                                                                      ================   ===============    ===============




                                                                           EUROPE EQUITY GROWTH FUND
                                                                      -------------------------------------
                                                                      TEN MONTHS ENDED     PERIOD ENDED
                                                                      OCTOBER 31, 2001 DECEMBER 31, 2000(A)
                                                                      ---------------- --------------------
NET ASSETS AT BEGINNING OF PERIOD ...............................     $     20,104,129   $             --
                                                                      ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ................................              (69,029)            (2,088)
    Net realized gain (loss) on investments sold and foreign
       currency translations ....................................           (1,674,235)                --
    Net increase from payments by affiliates/service provider(s)                16,638            333,478
    Net change in unrealized appreciation (depreciation) on
       investments and translation of assets and liabilities
       denominated in foreign currency ..........................           (4,749,045)          (227,361)
                                                                      ----------------   ----------------
    Net increase (decrease) in net assets resulting from
       operations ...............................................           (6,475,671)           104,029
                                                                      ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ..................................................                   --                 --
       Class I ..................................................                   --                 --
    Net realized gain on investments:
       Class N ..................................................                   --                 --
       Class I ..................................................                   --                 --
                                                                      ----------------   ----------------
       Total distributions ......................................                   --                 --
                                                                      ----------------   ----------------
CAPITAL SHARE TRANSACTIONS: Net proceeds from sales of shares:
       Class N ..................................................              312,001         20,000,100
       Class I ..................................................                   --                 --
    Issued to shareholders in reinvestment of distributions:
       Class N ..................................................                   --                 --
       Class I ..................................................                   --                 --
    Cost of shares repurchased:
       Class N ..................................................                   --                 --
       Class I ..................................................                   --                 --
                                                                      ----------------   ----------------
          Net increase (decrease) from capital share transactions              312,001         20,000,100
                                                                      ----------------   ----------------
          Total increase (decrease) in net assets ...............           (6,163,670)        20,104,129
                                                                      ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ..................     $     13,940,459   $     20,104,129
                                                                      ================   ================
    (A) Undistributed (overdistributed) net investment income ...     $             --   $             --
                                                                      ================   ================
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold .....................................................               46,364          2,000,010
       Issued to shareholders in reinvestment of distributions ..                   --                 --
       Repurchased ..............................................                   --                 --
    Class I:
       Sold .....................................................                   --                 --
       Issued to shareholders in reinvestment of distributions ..                   --                 --
       Repurchased ..............................................                   --                 --
                                                                      ----------------   ----------------
          Net increase (decrease) in shares outstanding .........               46,364          2,000,010
                                                                      ================   ================

--------------------------------------------------------------------------
(a)  Europe Equity Growth Fund commenced operations on December 18, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                         88 & 89

   ABN AMRO FUNDS
-----------------


   STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
   -----------------------------------------------------------------------------

                                                                                     INTERNATIONAL EQUITY FUND
                                                                      ------------------------------------------------------
                                                                      TEN MONTHS ENDED        YEARS ENDED DECEMBER 31,
                                                                      OCTOBER 31, 2001         2000               1999
                                                                      ----------------   ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD ...............................     $    133,551,970   $    207,281,646   $   143,876,585
                                                                      ----------------   ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ................................              237,035           (359,557)          231,545
    Net realized gain (loss) on investments sold
       and foreign currency translations ........................           (4,816,615)        17,842,088        17,780,886
    Net change in unrealized appreciation (depreciation) on
       investments and translation of assets and liabilities
       denominated in foreign currency ..........................          (35,870,484)       (67,872,086)       45,197,058
                                                                      ----------------   ----------------   ----------------
       Net increase (decrease) in net assets resulting from
         operations .............................................          (40,450,064)       (50,389,555)       63,209,489
                                                                      ----------------   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ..................................................                   --                 --                --
       Class I ..................................................                   --                 --                --
    In excess of net investment income:
       Class N ..................................................                   --                 --                --
       Class I ..................................................                   --                 --                --
    Net realized gain on investments:
       Class N ..................................................           (6,863,310)       (13,827,203)      (13,454,911)
       Class I ..................................................                   --                 --                --
                                                                      ----------------   ----------------   ----------------
       Total distributions ......................................           (6,863,310)       (13,827,203)      (13,454,911)
                                                                      ----------------   ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N ..................................................           44,286,728        253,767,861       210,607,925
       Class I ..................................................                   --                 --                --
    Issued to shareholders in reinvestment of distributions:
       Class N ..................................................            3,128,021          5,330,489         4,533,891
       Class I ..................................................                   --                 --                --
    Cost of shares repurchased:
       Class N ..................................................          (55,400,925)      (268,611,268)     (201,491,333)
       Class I ..................................................                   --                 --                --
                                                                      ----------------   ----------------   ----------------
          Net increase (decrease) from capital share transactions           (7,986,176)        (9,512,918)       13,650,483
                                                                      ----------------   ----------------   ----------------
          Total increase (decrease) in net assets ...............          (55,299,550)       (73,729,676)       63,405,061
                                                                      ----------------   ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ..................     $     78,252,420   $    133,551,970   $   207,281,646
                                                                      ================   ================   ================
    (A) Undistributed (overdistributed) net investment income ...     $       (216,408)  $       (890,545)  $    (1,179,110)
                                                                      ================   ================   ================
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold .....................................................            3,060,924         11,031,441        10,332,559
       Issued to shareholders in reinvestment of distributions ..              235,884            290,128           197,430
       Repurchased ..............................................           (3,953,869)       (12,091,172)       (9,850,029)
    Class I:
       Sold .....................................................                   --                 --                --
       Issued to shareholders in reinvestment of distributions ..                   --                 --                --
       Repurchased ..............................................                   --                 --                --
                                                                      ----------------   ----------------   ----------------
          Net increase (decrease) in shares outstanding .........             (657,061)          (769,603)          679,960
                                                                      ================   ================   ================



                                                                                      LATIN AMERICA EQUITY FUND
                                                                      -----------------------------------------------------
                                                                      TEN MONTHS ENDED        YEARS ENDED DECEMBER 31,
                                                                      OCTOBER 31, 2001         2000               1999
                                                                      ----------------   ----------------   ---------------
NET ASSETS AT BEGINNING OF PERIOD ...............................     $     21,105,249   $     30,683,545   $    17,992,512
                                                                      ----------------   ----------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ................................               15,893            (51,112)           69,815
    Net realized gain (loss) on investments sold
       and foreign currency translations ........................           (2,789,970)         3,852,187        (1,113,994)
    Net change in unrealized appreciation (depreciation) on
       investments and translation of assets and liabilities
       denominated in foreign currency ..........................             (877,031)        (9,960,863)       13,627,408
                                                                      ----------------   ----------------   ---------------
       Net increase (decrease) in net assets resulting from
         operations .............................................           (3,651,108)        (6,159,788)       12,583,229
                                                                      ----------------   ----------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ..................................................                   --                 --           (19,518)
       Class I ..................................................                   --                 --                --
    In excess of net investment income:
       Class N ..................................................                   --                 --              (144)
       Class I ..................................................                   --                 --                --
    Net realized gain on investments:
       Class N ..................................................                   --           (929,581)               --
       Class I ..................................................                   --                 --                --
                                                                      ----------------   ----------------   ---------------
       Total distributions ......................................                   --           (929,581)          (19,662)
                                                                      ----------------   ----------------   ---------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N ..................................................            2,277,669         25,765,925         7,309,439
       Class I ..................................................                   --                 --                --
    Issued to shareholders in reinvestment of distributions:
       Class N ..................................................                   --            242,338             1,146
       Class I ..................................................                   --                 --                --
    Cost of shares repurchased:
       Class N ..................................................          (10,046,417)       (28,497,190)       (7,183,119)
       Class I ..................................................                   --                 --                --
                                                                      ----------------   ----------------   ---------------
          Net increase (decrease) from capital share transactions           (7,768,748)        (2,488,927)          127,466
                                                                      ----------------   ----------------   ---------------
          Total increase (decrease) in net assets ...............          (11,419,856)        (9,578,296)       12,691,033
                                                                      ----------------   ----------------   ---------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ..................     $      9,685,393   $     21,105,249   $    30,683,545
                                                                      ================   ================   ===============
    (A) Undistributed (overdistributed) net investment income ...     $             --   $        (46,895)  $       (13,259)
                                                                      ================   ================   ===============
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold .....................................................              213,018          1,865,961           725,708
       Issued to shareholders in reinvestment of distributions ..                   --             23,392               110
       Repurchased ..............................................             (988,287)        (2,085,497)         (746,118)
    Class I:
       Sold .....................................................                   --                 --                --
       Issued to shareholders in reinvestment of distributions ..                   --                 --                --
       Repurchased ..............................................                   --                 --                --
                                                                      ----------------   ----------------   ---------------
          Net increase (decrease) in shares outstanding .........             (775,269)          (196,144)          (20,300)
                                                                      ================   ================   ===============



                                                                                  CHICAGO CAPITAL
                                                                                     BOND FUND
                                                                      -----------------------------------
                                                                             YEARS ENDED OCTOBER 31,
                                                                            2001               2000
                                                                      ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD ...............................     $    154,392,513   $    133,408,155
                                                                      ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ................................           13,253,592          9,473,072
    Net realized gain (loss) on investments sold
       and foreign currency translations ........................            1,572,223         (2,022,183)
    Net change in unrealized appreciation (depreciation) on
       investments and translation of assets and liabilities
       denominated in foreign currency ..........................           21,005,846          2,276,122
                                                                      ----------------   ----------------
       Net increase (decrease) in net assets resulting from
         operations .............................................           35,831,661          9,727,011
                                                                      ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ..................................................           (8,589,438)        (8,490,906)
       Class I ..................................................           (3,945,399)          (864,678)
    In excess of net investment income:
       Class N ..................................................                   --                 --
       Class I ..................................................                   --                 --
    Net realized gain on investments:
       Class N ..................................................                   --                 --
       Class I ..................................................                   --                 --
                                                                      ----------------   ----------------
       Total distributions ......................................          (12,534,837)        (9,355,584)
                                                                      ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N ..................................................          307,638,763         52,505,198
       Class I ..................................................           35,092,138         50,791,637
    Issued to shareholders in reinvestment of distributions:
       Class N ..................................................            7,568,397          7,417,523
       Class I ..................................................            2,416,863            466,492
    Cost of shares repurchased:
       Class N ..................................................          (69,938,467)       (88,309,407)
       Class I ..................................................          (11,426,088)        (2,258,512)
                                                                      ----------------   ----------------
          Net increase (decrease) from capital share transactions          271,351,606         20,612,931
                                                                      ----------------   ----------------
          Total increase (decrease) in net assets ...............          294,648,430         20,984,358
                                                                      ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ..................     $    449,040,943   $    154,392,513
                                                                      ================   ================
    (A) Undistributed (overdistributed) net investment income ...     $      1,261,266   $        547,324
                                                                      ================   ================
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold .....................................................           31,161,513          5,445,754
       Issued to shareholders in reinvestment of distributions ..              758,105            771,172
       Repurchased ..............................................           (6,965,720)        (9,163,498)
    Class I:
       Sold .....................................................            3,497,610          5,265,548
       Issued to shareholders in reinvestment of distributions ..              242,153             48,141
       Repurchased ..............................................           (1,138,564)          (232,269)
                                                                      ----------------   ----------------
          Net increase (decrease) in shares outstanding .........           27,555,097          2,134,848
                                                                      ================   ================




                                                                                 CHICAGO CAPITAL
                                                                               MUNICIPAL BOND FUND
                                                                      ----------------------------------
                                                                            YEARS ENDED OCTOBER 31,
                                                                            2001               2000
                                                                      ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD ...............................     $     18,902,665   $     17,219,295
                                                                      ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ................................            1,088,799            822,167
    Net realized gain (loss) on investments sold
       and foreign currency translations ........................              244,791           (449,564)
    Net change in unrealized appreciation (depreciation) on
       investments and translation of assets and liabilities
       denominated in foreign currency ..........................            2,693,733            807,634
                                                                      ----------------   ----------------
       Net increase (decrease) in net assets resulting from
         operations .............................................            4,027,323          1,180,237
                                                                      ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ..................................................           (1,088,799)          (860,093)
       Class I ..................................................                   --                 --
    In excess of net investment income:
       Class N ..................................................                   --                 --
       Class I ..................................................                   --                 --
    Net realized gain on investments:
       Class N ..................................................                   --                 --
       Class I ..................................................                   --                 --
                                                                      ----------------   ----------------
       Total distributions ......................................           (1,088,799)          (860,093)
                                                                      ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N ..................................................           30,206,121          3,995,141
       Class I ..................................................                   --                 --
    Issued to shareholders in reinvestment of distributions:
       Class N ..................................................              227,004            152,350
       Class I ..................................................                   --                 --
    Cost of shares repurchased:
       Class N ..................................................           (4,052,342)        (2,784,265)
       Class I ..................................................                   --                 --
                                                                      ----------------   ----------------
          Net increase (decrease) from capital share transactions           26,380,783          1,363,226
                                                                      ----------------   ----------------
          Total increase (decrease) in net assets ...............           29,319,307          1,683,370
                                                                      ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ..................     $     48,221,972   $     18,902,665
                                                                      ================   ================
    (A) Undistributed (overdistributed) net investment income ...     $             --   $             --
                                                                      ================   ================
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold .....................................................            3,089,013            405,518
       Issued to shareholders in reinvestment of distributions ..               22,186             15,603
       Repurchased ..............................................             (393,882)          (285,679)
    Class I:
       Sold .....................................................                   --                 --
       Issued to shareholders in reinvestment of distributions ..                   --                 --
       Repurchased ..............................................                   --                 --
                                                                      ----------------   ----------------
          Net increase (decrease) in shares outstanding .........            2,717,317            135,442
                                                                      ================   ================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                         90 & 91

   ABN AMRO FUNDS
-----------------


   STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
   -----------------------------------------------------------------------------

                                                                                                    CHICAGO CAPITAL
                                                                                                   MONEY MARKET FUND
                                                                                      -----------------------------------------
                                                                                                YEARS ENDED OCTOBER 31,
                                                                                            2001                       2000
                                                                                      ---------------           ---------------
NET ASSETS AT BEGINNING OF PERIOD ......................................              $   359,482,613           $   335,140,215
                                                                                      ---------------           ---------------
NET INCREASE IN NET ASSETS FROM OPERATIONS:
    Net investment income ..............................................                   17,640,439                22,485,176
                                                                                      ---------------           ---------------
    Net increase in net assets resulting from operations ...............                   17,640,439                22,485,176
                                                                                      ---------------           ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N .........................................................                  (17,640,439)              (22,485,176)
       Class I .........................................................                           --                        --
                                                                                      ---------------           ---------------
       Total distributions .............................................                  (17,640,439)              (22,485,176)
                                                                                      ---------------           ---------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N .........................................................                1,149,004,268             1,605,653,266
       Class I .........................................................                           --                        --
    Issued to shareholders in reinvestment of distributions:
       Class N .........................................................                    2,014,324                 3,126,098
       Class I .........................................................                           --                        --
    Cost of shares repurchased:
       Class N .........................................................               (1,026,353,040)           (1,584,436,966)
       Class I .........................................................                           --                        --
                                                                                      ---------------           ---------------
          Net increase from capital share transactions .................                  124,665,552                24,342,398
                                                                                      ---------------           ---------------
          Total increase in net assets .................................                  124,665,552                24,342,398
                                                                                      ---------------           ---------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) .........................              $   484,148,165           $   359,482,613
                                                                                      ===============           ===============
    (A) Undistributed net investment income ............................              $            --           $            --
                                                                                      ===============           ===============
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold ............................................................                1,149,004,434             1,605,653,266
       Issued to shareholders in reinvestment of distributions .........                    2,014,324                 3,126,098
       Repurchased .....................................................               (1,026,353,040)           (1,584,436,966)
    Class I:
       Sold ............................................................                           --                        --
       Issued to shareholders in reinvestment of distributions .........                           --                        --
       Repurchased .....................................................                           --                        --
                                                                                      ---------------           ---------------
          Net increase in shares outstanding ...........................                  124,665,718                24,342,398
                                                                                      ===============           ===============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       This page intentionally left blank.

   ABN AMRO FUNDS
-----------------

   CHICAGO CAPITAL GROWTH FUND - CLASS N                        OCTOBER 31, 2001
   FINANCIAL HIGHLIGHTS
   -----------------------------------------------------------------------------

                                                                     YEAR        YEAR         YEAR        YEAR         YEAR
                                                                     ENDED       ENDED        ENDED       ENDED        ENDED
                                                                   10/31/01     10/31/00     10/31/99    10/31/98     10/31/97
                                                                   ---------   ---------    ---------   ---------    ---------
Net Asset Value, Beginning of Period ......................        $   30.86   $   27.71    $   23.06   $   19.73    $   16.17
                                                                   ---------   ---------    ---------   ---------    ---------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) .........................            (0.04)      (0.06)       (0.06)      (0.02)        0.08
     Net realized and unrealized gain (loss) on investments            (7.36)       5.21         6.14        4.73         3.91
                                                                   ---------   ---------    ---------   ---------    ---------
       Total from investment operations ...................            (7.40)       5.15         6.08        4.71         3.99
                                                                   ---------   ---------    ---------   ---------    ---------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income ...........................               --          --           --       (0.01)       (0.09)
     Distributions from net realized gain on investments ..            (3.08)      (2.00)       (1.43)      (1.37)       (0.34)
                                                                   ---------   ---------    ---------   ---------    ---------
       Total distributions ................................            (3.08)      (2.00)       (1.43)      (1.38)       (0.43)
                                                                   ---------   ---------    ---------   ---------    ---------
Net increase (decrease) in net asset value ................           (10.48)       3.15         4.65        3.33         3.56
                                                                   ---------   ---------    ---------   ---------    ---------
Net Asset Value, End of Period ............................        $   20.38   $   30.86    $   27.71   $   23.06    $   19.73
                                                                   =========   =========    =========   =========    =========
TOTAL RETURN(1) ...........................................           (25.95)%     19.62%       27.71%      25.43%       25.16%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ...................        $ 464,023   $  542,436   $ 490,189   $ 367,666    $  274,608
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser(2) .......             1.09%       1.07%        1.06%       1.08%        1.12%
     After reimbursement of expenses by Adviser(2) ........             1.09%       1.07%        1.06%       1.08%        1.07%(3)
   Ratios of net investment income (loss) to average net assets:
     Before reimbursement of expenses by Adviser(2) .......            (0.18)%     (0.18)%      (0.25)%     (0.11)%       0.36%
     After reimbursement of expenses by Adviser(2) ........            (0.18)%     (0.18)%      (0.25)%     (0.11)%       0.41%
   Portfolio Turnover(1) ..................................            17.22%      25.73%       28.93%      34.21%       30.58%

--------------------------------------------------------------------------
(1)  Not Annualized.
(2)  Annualized.
(3) The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 1.00% to 1.10% on February 28, 1997.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO FUNDS
-----------------

   CHICAGO CAPITAL GROWTH FUND - CLASS I                        OCTOBER 31, 2001
   FINANCIAL HIGHLIGHTS
   -----------------------------------------------------------------------------

                                                                           YEAR          PERIOD
                                                                           ENDED          ENDED
                                                                         10/31/01      10/31/00(A)
                                                                       ------------   ------------
Net Asset Value, Beginning of Period .............................     $      30.89   $     28.60
                                                                       ------------   -----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .......................................             0.02            --
     Net realized and unrealized gain (loss) on investments ......            (7.38)         2.29
                                                                       ------------   -----------
       Total from investment operations ..........................            (7.36)         2.29
                                                                       ------------   -----------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income ...               --            --
     Distributions from net realized gain on investments .........            (3.08)           --
                                                                       ------------   -----------
       Total distributions .......................................            (3.08)           --
                                                                       ------------   -----------
Net increase (decrease) in net asset value .......................           (10.44)         2.29
                                                                       ------------   -----------
Net Asset Value, End of Period ...................................     $      20.45   $     30.89
                                                                       ============   ===========
TOTAL RETURN(1) ..................................................           (25.78)%        8.01%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..........................     $     43,362   $    50,577
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser(2) ..............             0.84%         0.83%
     After reimbursement of expenses by Adviser(2) ...............             0.84%         0.83%
   Ratios of net investment income to average net assets:
     Before reimbursement of expenses by Adviser(2) ..............             0.07%         0.06%
     After reimbursement of expenses by Adviser(2) ...............             0.07%         0.06%
   Portfolio Turnover(1) .........................................            17.22%        25.73%

--------------------------------------------------------------------------
(1)  Not Annualized.
(2)  Annualized.
(a) ABN AMRO/Chicago Capital Growth Fund - Class I commenced investment operations on July 31, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO FUNDS
-----------------


   GROWTH FUND - CLASS N                                        OCTOBER 31, 2001
   FINANCIAL HIGHLIGHTS
   -----------------------------------------------------------------------------

                                                          TEN MONTHS    YEAR        YEAR        YEAR        YEAR        YEAR
                                                            ENDED       ENDED       ENDED       ENDED       ENDED       ENDED
                                                           10/31/01   12/31/00    12/31/99    12/31/98    12/31/97    12/31/96
                                                          ---------   ---------   ---------   ---------   ---------   --------
Net Asset Value, Beginning of Period ...............      $   15.59   $   17.44   $   17.10   $   14.57   $   13.06   $  11.61
                                                          ---------   ---------   ---------   ---------   ---------   --------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) ..................          (0.01)      (0.03)      (0.03)         --        0.12       0.17
     Net realized and unrealized gain (loss)
       on investments ..............................          (4.82)      (0.71)       2.16        4.20        2.97       2.31
                                                          ---------   ---------   ---------   ---------   ---------   --------
       Total from investment operations ............          (4.83)      (0.74)       2.13        4.20        3.09       2.48
                                                          ---------   ---------   ---------   ---------   ---------   --------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income ....................             --          --          --       (0.02)      (0.12)     (0.17)
     Distributions from net realized
       gain on investments .........................             --       (1.11)      (1.79)      (1.65)      (1.46)     (0.86)
                                                          ---------   ---------   ---------   ---------   ---------   --------
       Total distributions .........................             --       (1.11)      (1.79)      (1.67)      (1.58)     (1.03)
                                                          ---------   ---------   ---------   ---------   ---------   --------
Net increase (decrease) in net asset value .........          (4.83)      (1.85)       0.34        2.53        1.51       1.45
                                                          ---------   ---------   ---------   ---------   ---------   --------
Net Asset Value, End of Period .....................      $   10.76   $   15.59   $   17.44   $   17.10   $   14.57   $  13.06
                                                          =========   =========   =========   =========   =========   ========
TOTAL RETURN(1) ....................................         (30.97)%     (4.45)%     12.82%      30.23%      23.98%     21.69%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ............      $ 176,554   $ 227,801   $ 195,804   $ 184,601   $ 132,649   $ 95,215
   Ratios of expenses to average net assets:
     Before reimbursement of
       expenses by Adviser(2) ......................           1.05%       1.03%       1.03%       1.06%       1.02%      1.02%
     After reimbursement of
       expenses by Adviser(2) ......................           1.04%       1.03%       1.03%       1.06%       1.02%      1.02%
   Ratios of net investment income (loss)
     to average net assets:
     Before reimbursement of
       expenses by Adviser(2) ......................          (0.12)%      (0.22)%    (0.19)%      0.01%       0.79%      1.36%
     After reimbursement of
       expenses by Advise(2) .......................          (0.11)%      (0.22)%    (0.19)%      0.01%       0.79%      1.36%
   Portfolio Turnover(1) ...........................          31.58%       40.00%     69.00%      65.00%      62.00%     58.00%

--------------------------------------------------------------------------
(1)  Not Annualized.
(2)  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO FUNDS
-----------------


   MONTAG & CALDWELL GROWTH FUND - CLASS N                      OCTOBER 31, 2001
   FINANCIAL HIGHLIGHTS
   -----------------------------------------------------------------------------

                                                            YEAR         YEAR          YEAR          YEAR         YEAR
                                                            ENDED        ENDED         ENDED         ENDED        ENDED
                                                          10/31/01     10/31/00      10/31/99      10/31/98      10/31/97
                                                          ---------   -----------   -----------   -----------   ----------
Net Asset Value, Beginning of Period. ..................  $   31.30   $     33.15   $     26.49   $     22.68   $    17.08
                                                          ---------   -----------   -----------   -----------   ----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) ......................       0.02         (0.05)        (0.04)        (0.05)       (0.05)
     Net realized and unrealized gain (loss) on
       investments .....................................      (4.81)        (0.15)         7.64          4.07         5.79
                                                          ---------   -----------   -----------   -----------   ----------
       Total from investment operations ................      (4.79)        (0.20)         7.60          4.02         5.74
                                                          ---------   -----------   -----------   -----------   ----------
   LESS DISTRIBUTIONS:
     Distributions from net realized gain on investments      (4.08)        (1.65)        (0.94)        (0.21)       (0.14)
                                                          ---------   -----------   -----------   -----------   ----------
       Total distributions .............................      (4.08)        (1.65)        (0.94)        (0.21)       (0.14)
                                                          ---------   -----------   -----------   -----------   ----------
Net increase (decrease) in net asset value .............      (8.87)        (1.85)         6.66          3.81         5.60
                                                          ---------   -----------   -----------   -----------   ----------
Net Asset Value, End of Period .........................  $   22.43   $     31.30   $     33.15   $     26.49   $    22.68
                                                          =========   ===========   ===========   ============  ==========
TOTAL RETURN(1) ........................................     (17.37)%       (0.96)%       29.34%        17.90%       33.82%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ................  $ 872,657   $ 1,349,760   $ 1,612,796   $ 1,004,356   $  479,557
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser(2) ....       1.06%         1.03%         1.05%         1.12%        1.24%
     After reimbursement of expenses by Adviser(2) .....       1.06%         1.03%         1.05%         1.12%        1.23%
   Ratios of net investment income (loss) to average
       net assets:
     Before reimbursement of expenses by Adviser(2) ....       0.10%        (0.14)%       (0.16)%       (0.22)%      (0.38)%
     After reimbursement of expenses by Adviser(2) .....       0.10%        (0.14)%       (0.16)%       (0.22)%      (0.37)%
   Portfolio Turnover(1) ...............................      59.64%        66.71%        31.59%        29.81%       18.65%

------------------------------------------------------------
(1)  Not Annualized.
(2)  Annualized.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO FUNDS
-----------------


   MONTAG & CALDWELL GROWTH FUND - CLASS I                      OCTOBER 31, 2001
   FINANCIAL HIGHLIGHTS
   -----------------------------------------------------------------------------

                                                             YEAR          YEAR          YEAR         YEAR         YEAR
                                                             ENDED         ENDED         ENDED        ENDED        ENDED
                                                            10/31/01      10/31/00      10/31/99     10/31/98     10/31/97
                                                          -----------   -----------   -----------   ----------   ----------
Net Asset Value, Beginning of Period .................... $     31.70   $     33.46   $     26.65   $     22.75  $    17.08
                                                          -----------   -----------   -----------   -----------  ----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .............................         0.09          0.05          0.04         0.01           --(a)
     Net realized and unrealized gain (loss)on investments      (4.90)        (0.16)         7.71         4.10         5.81
                                                          -----------   -----------   -----------   ----------   ----------
       Total from investment operations ................        (4.81)        (0.11)         7.75         4.11         5.81
                                                          -----------   -----------   -----------   ----------   ----------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income ........................        (0.07)           --            --           --           --
     Distributions from net realized gain on investments        (4.08)        (1.65)        (0.94)       (0.21)       (0.14)
                                                          -----------   -----------   -----------   ----------   ----------
       Total distributions .............................        (4.15)        (1.65)        (0.94)       (0.21)       (0.14)
                                                          -----------   -----------   -----------   ----------   ----------
Net increase (decrease) in net asset value .............        (8.96)        (1.76)         6.81         3.90         5.67
                                                          -----------   -----------   -----------   ----------   ----------
Net Asset Value, End of Period .........................  $     22.74   $     31.70   $     33.46   $    26.65   $    22.75
                                                          ===========   ============  ===========   ==========   ==========
TOTAL RETURN(1) ........................................       (17.16)%       (0.70)%       29.78%       18.24%       34.26%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ................  $ 1,058,500   $ 1,334,651   $ 1,369,673   $  738,423   $  268,861
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser(2) ....         0.77%         0.74%         0.76%        0.85%        0.93%
     After reimbursement of expenses by Adviser(2) .....         0.77%         0.74%         0.76%        0.85%        0.93%
   Ratios of net investment income (loss) to average
       net assets:
     Before reimbursement of expenses by Adviser(2) ....         0.39%         0.15%         0.14%        0.05%       (0.07)%
     After reimbursement of expenses by Adviser(2) .....         0.39%         0.15%         0.14%        0.05%       (0.06)%
   Portfolio Turnover(1) ...............................        59.64%        66.71%        31.59%       29.81%       18.65%

--------------------------------------------------------------------
(1)  Not Annualized.
(2)  Annualized.
(a)  Represents less than $0.005 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO FUNDS
-----------------


   TAMRO LARGE CAP VALUE FUND - CLASS N                         OCTOBER 31, 2001
   FINANCIAL HIGHLIGHTS
   -----------------------------------------------------------------------------
                                                                    PERIOD
                                                                     ENDED
                                                                  10/31/01(a)
                                                                 ------------
Net Asset Value, Beginning of Period. ........................   $      10.00
                                                                 ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ...................................           0.02
     Net realized and unrealized loss on investments .........          (0.33)
                                                                 ------------
       Total from investment operations ......................          (0.31)
                                                                 ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income          (0.01)
     Distributions from net realized gain on investments .....            --
                                                                 ------------
       Total distributions ...................................          (0.01)
                                                                 ------------
Net decrease in net asset value ..............................          (0.32)
                                                                 ------------
Net Asset Value, End of Period ...............................   $       9.68
                                                                 ============
TOTAL RETURN(1) ..............................................          (3.11)%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ......................   $      5,195
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser(2) ..........           3.37%
     After reimbursement of expenses by Adviser(2) ...........           1.20%
   Ratios of net investment income (loss) to average net assets:
     Before reimbursement of expenses by Adviser(2) ..........          (1.96)%
     After reimbursement of expenses by Adviser(2) ...........           0.21%
   Portfolio Turnover(1) .....................................         102.34%

-----------------------------------------------------------------------
(1)  Not Annualized.
(2)  Annualized.
(a) ABN AMRO/TAMRO Large Cap Value Fund commenced investment operations on November 30, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ABN AMARO FUNDS
---------------


   VALUE FUND - CLASS N                                         OCTOBER 31, 2001
   FINANCIAL HIGHLIGHTS
   -----------------------------------------------------------------------------


                                                          TEN MONTHS    YEAR        YEAR        YEAR        YEAR         YEAR
                                                            ENDED       ENDED       ENDED       ENDED       ENDED        ENDED
                                                           10/31/01   12/31/00    12/31/99    12/31/98    12/31/97     12/31/96
                                                          ---------   ---------   ---------   ---------   ---------    ---------
Net Asset Value, Beginning of Period .............        $   11.68   $   12.75   $   12.33   $   16.51   $   13.24    $   12.26
                                                          ---------   ---------   ---------   ---------   ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..........................             0.07        0.10        0.14        0.19        0.24         0.29
  Net realized and unrealized gain (loss)
     on investments ..............................            (2.25)      (0.24)       1.23        0.86        3.75         2.18
                                                          ---------   ---------   ---------   ---------   ---------    ---------
     Total from investment operations ............            (2.18)      (0.14)       1.37        1.05        3.99         2.47
                                                          ---------   ---------   ---------   ---------   ---------    ---------
LESS DISTRIBUTIONS:
  Distributions from and in excess
    of net investment income .....................            (0.06)      (0.10)      (0.14)      (0.19)      (0.24)       (0.29)
  Distributions from net realized
    gain on investments ..........................            (0.05)      (0.83)      (0.81)      (5.04)      (0.48)       (1.20)
                                                          ---------   ---------   ---------   ---------   ---------    ---------
    Total distributions ..........................            (0.11)      (0.93)      (0.95)      (5.23)      (0.72)       (1.49)
                                                          ---------   ---------   ---------   ---------   ---------    ---------
Net increase (decrease) in net asset value .......            (2.29)      (1.07)       0.42       (4.18)       3.27         0.98
                                                          ---------   ---------   ---------   ---------   ---------    ---------
Net Asset Value, End of Period ...................        $    9.39   $   11.68   $   12.75   $   12.33   $   16.51    $   13.24
                                                          =========   =========   =========   =========   =========    =========
TOTAL RETURN(1) ..................................           (18.86)%     (0.68)%     11.14%       5.47%      30.49%       20.43%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's) .............        $ 116,221   $ 131,303   $ 153,551   $ 170,945   $ 220,618    $ 164,710
Ratios of expenses to average net assets:
  Before reimbursement of
    expenses by Adviser(2) .......................             1.08%       1.06%       1.03%       1.05%       1.01%        1.03%
  After reimbursement of
    expenses by Adviser(2) .......................             1.07%       1.06%       1.03%       1.05%       1.01%        1.03%
Ratios of net investment income (loss)
  to average net assets:
  Before reimbursement of
    expenses by Adviser(2) .......................             0.68%       0.85%       1.07%       1.23%       1.57%        2.19%
  After reimbursement of
    expenses by Adviser(2) .......................             0.69%       0.85%       1.07%       1.23%       1.57%        2.19%
Portfolio Turnover(1) ............................            58.41%      76.00%      94.00%      55.00%      79.00%       58.00%

-------------------------------------------
(1)  Not Annualized.
(2)  Annualized.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO FUNDS
-----------------


   TALON MID CAP FUND - CLASS N                                 OCTOBER 31, 2001
   FINANCIAL HIGHLIGHTS
   -----------------------------------------------------------------------------

                                                             YEAR          YEAR          YEAR         YEAR          YEAR
                                                             ENDED         ENDED         ENDED        ENDED         ENDED
                                                            10/31/01      10/31/00      10/31/99     10/31/98     10/31/97
                                                          -----------   -----------   -----------   -----------  -----------
Net Asset Value, Beginning of Period .................... $     18.50   $     13.45   $     13.16   $     17.60  $     14.39
                                                          -----------   -----------   -----------   -----------  -----------
   INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss) ........................       (0.07)        (0.05)        (0.05)         0.07         0.11
    Net realized and unrealized gain (loss) on investments       0.55          5.25          0.34         (1.59)        4.38
                                                          -----------   -----------   -----------   -----------  -----------
      Total from investment operations ..................        0.48          5.20          0.29         (1.52)        4.49
                                                          -----------   -----------   -----------   -----------  -----------
LESS DISTRIBUTIONS:
  Distributions from and in excess
    of net investment income ............................          --            --            --(a)      (0.09)       (0.09)
  Distributions from net realized gain on investments ...       (3.31)        (0.15)           --         (2.83)       (1.19)
                                                          -----------   -----------   -----------   -----------  -----------
      Total distributions ...............................       (3.31)        (0.15)           --         (2.92)       (1.28)
                                                          -----------   -----------   -----------   -----------  -----------
Net increase (decrease) in net asset value ..............       (2.83)         5.05          0.29         (4.44)        3.21
                                                          -----------   -----------   -----------   -----------  -----------
Net Asset Value, End of Period .......................... $     15.67   $     18.50   $     13.45   $     13.16  $     17.60
                                                          ===========   ===========   ===========   ===========  ===========
TOTAL RETURN(1) .........................................        3.42%        39.07%         2.32%       (10.54)%      33.47%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ................. $    40,265   $    26,389   $    17,586   $    22,728  $    28,460
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser(2) .....        1.42%         1.48%         1.50%         1.46%        1.67%
     After reimbursement of expenses by Adviser(2) ......        1.30%         1.30%         1.30%         1.30%        1.30%
   Ratios of net investment income (loss) to average net assets:
     Before reimbursement of expenses by Adviser(2) .....       (0.61)%       (0.51)%       (0.50)%        0.30%        0.34%
     After reimbursement of expenses by Adviser(2) ......       (0.49)%       (0.33)%       (0.30)%        0.46%        0.71%
   Portfolio Turnover(1) ................................       77.15%       108.61%       101.44%        78.33%      112.72%

----------------------------------------------------------------------
(1)  Not Annualized.
(2)  Annualized.
(a)  Represents less than $0.005 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO FUNDS
-----------------

   CHICAGO CAPITAL SMALL CAP VALUE FUND - CLASS N               OCTOBER 31, 2001
   FINANCIAL HIGHLIGHTS
   -----------------------------------------------------------------------------

                                                                        YEAR           YEAR          PERIOD
                                                                        ENDED          ENDED          ENDED
                                                                      10/31/01       10/31/00      10/31/99(a)
                                                                  -------------   -------------   -------------
Net Asset Value, Beginning of Period .........................    $       10.84   $        9.18   $       10.00
                                                                  -------------   -------------   -------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ...................................             0.06            0.06            0.04
     Net realized and unrealized gain (loss) on investments ..             0.73            1.66           (0.85)
                                                                  -------------   -------------   -------------
       Total from investment operations ......................             0.79            1.72           (0.81)
                                                                  -------------   -------------   -------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income            (0.05)          (0.06)          (0.01)
     Distributions from net realized gain on invetments ......            (0.47)          --              --
                                                                  -------------   -------------   -------------
       Total distributions ...................................            (0.52)          (0.06)          (0.01)
                                                                  -------------   -------------   -------------
Net increase (decrease) in net asset value ...................             0.27            1.66           (0.82)
                                                                  -------------   -------------   -------------
Net Asset Value, End of Period ...............................    $       11.11   $       10.84   $        9.18
                                                                  =============   =============   =============
TOTAL RETURN(1) ..............................................             7.59%          18.88%          (8.07)%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ......................    $      37,277    $     49,411   $      42,478
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser(2) ..........             1.50%           1.48%           1.55%
     After reimbursement of expenses by Adviser(2) ...........             1.40%           1.40%           1.40%
   Ratios of net investment income to average net assets:
     Before reimbursement of expenses by Adviser(2) ..........             0.44%           0.48%           0.36%
     After reimbursement of expenses by Adviser(2) ...........             0.54%           0.56%           0.51%
   Portfolio Turnover(1) .....................................           120.22%         210.50%         156.55%

-----------------------------------------------------------------
(1)  Not Annualized.
(2)  Annualized.
(a) ABN AMRO/Chicago Capital Small Cap Value Fund commenced investment operations on November 10, 1998.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO FUNDS
-----------------


   SMALL CAP FUND - CLASS N                                     OCTOBER 31, 2001
   FINANCIAL HIGHLIGHTS
   -----------------------------------------------------------------------------

                                                          TEN MONTHS    YEAR        YEAR        YEAR        YEAR         YEAR
                                                            ENDED       ENDED       ENDED       ENDED       ENDED        ENDED
                                                           10/31/01   12/31/00    12/31/99    12/31/98    12/31/97     12/31/96
                                                          ---------   ---------   ---------   ---------   ---------    ---------
Net Asset Value, Beginning of Period .............        $   13.45   $   14.16   $   12.22   $   13.38   $   13.03    $   12.46
                                                          ---------   ---------   ---------   ---------   ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...................            (0.01)       0.02       (0.06)      (0.11)      (0.09)       (0.03)
  Net realized and unrealized gain (loss)
    on investments ...............................            (1.71)       0.85        2.00       (0.82)       2.07         2.38
                                                          ---------   ---------   ---------   ---------   ---------    ---------
    Total from investment operations .............            (1.72)       0.87        1.94       (0.93)       1.98         2.35
                                                          ---------   ---------   ---------   ---------   ---------    ---------
LESS DISTRIBUTIONS:
  Distributions from and in excess
    of net investment income .....................            (0.01)         --          --          --          --           --
  Distributions from net realized
    gain on investments ..........................               --       (1.58)         --       (0.23)      (1.63)       (1.78)
  Contribution (return) of capital ...............               --          --          --          --(a)       --           --
                                                          ---------   ---------   ---------   ---------   ---------    ---------
Total distributions ..............................            (0.01)      (1.58)         --       (0.23)      (1.63)       (1.78)
                                                          ---------   ---------   ---------   ---------   ---------    ---------
Net increase (decrease) in net asset value .......            (1.73)      (0.71)       1.94       (1.16)       0.35         0.57
                                                          ---------   ---------   ---------   ---------   ---------    ---------
Net Asset Value, End of Period ...................        $   11.72   $   13.45   $   14.16   $   12.22   $   13.38    $   13.03
                                                          =========   =========   =========   =========   =========    =========
TOTAL RETURN(1) ..................................           (12.78)%      6.10%      15.88%      (6.52)%     15.89%       19.42%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..........        $  63,430   $  72,709   $  55,901   $  45,899   $  41,945    $  36,375
   Ratios of expenses to average net assets:
     Before reimbursement of
       expenses by Adviser (2) ...................             1.17%       1.15%       1.19%       1.17%       1.04%        1.05%
     After reimbursement of
       expenses by Adviser (2) ...................             1.16%       1.15%       1.19%       1.17%       1.04%        1.05%
   Ratios of net investment income (loss)
     to average net assets:
     Before reimbursement of
       expenses by Adviser (2) ...................            (0.11)%      0.14%      (0.58)%     (0.84)%     (0.72)%      (0.27)%
     After reimbursement of
       expenses by Adviser (2) ...................            (0.10)%      0.14%      (0.58)%     (0.84)%     (0.72)%      (0.27)%
   Portfolio Turnover (1) ........................            61.20%      98.00%     167.00%     151.00%     170.00%      158.00%

----------------------------------------------------------------
(1)  Not Annualized.
(2)  Annualized.
(a)  Represents less than $0.005 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO FUNDS
-----------------

   TAMRO SMALL CAP FUND - CLASS N                              OCTOBER 31, 2001
   FINANCIAL HIGHLIGHTS
   ----------------------------------------------------------------------------

                                                                     PERIOD
                                                                      ENDED
                                                                   10/31/01(a)
                                                                  ------------
Net Asset Value, Beginning of Period ...........................   $    10.00
                                                                   ----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .....................................         0.06
     Net realized and unrealized gain on investments ...........         0.72
                                                                   ----------
       Total from investment operations ........................         0.78
                                                                   ----------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income .        (0.03)
     Distributions from net realized gain on investments .......           --
                                                                   ----------
       Total distributions .....................................        (0.03)
                                                                   ----------
Net increase in net asset value ................................         0.75
                                                                   ----------
Net Asset Value, End of Period .................................   $    10.75
                                                                   ==========
TOTAL RETURN(1) ................................................         7.74%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ........................   $    2,000
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser(2) ............         5.46%
     After reimbursement of expenses by Adviser(2) .............         1.30%
   Ratios of net investment income (loss) to average net assets:
     Before reimbursement of expenses by Adviser(2) ............        (3.49)%
     After reimbursement of expenses by Adviser(2) .............         0.67%
   Portfolio Turnover(1) .......................................       175.17%

---------------------------------------------------------------
(1)  Not Annualized.
(2)  Annualized.
(a) ABN AMRO/TAMRO Small Cap Fund commenced investment operations on November 30, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO FUNDS
-----------------


   VEREDUS AGGRESSIVE GROWTH FUND - CLASS N AND CLASS I        OCTOBER 31, 2001
   FINANCIAL HIGHLIGHTS
   ----------------------------------------------------------------------------

                                                                                  CLASS N                         CLASS I
                                                          -----------------------------------------------------  -----------
                                                             YEAR          YEAR          YEAR         PERIOD        PERIOD
                                                             ENDED         ENDED         ENDED        ENDED         ENDED
                                                            10/31/01      10/31/00      10/31/99    10/31/98(a)  10/31/01(b)
                                                          -----------   -----------   -----------   -----------  -----------
Net Asset Value, Beginning of Period                      $     22.51   $     16.60   $      8.62   $     10.00  $    17..88
                                                          -----------   -----------   -----------   -----------  -----------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss .................................       (0.13)        (0.14)        (0.08)        --(c)           --
    Net realized and unrealized gain (loss) on investments      (1.72)         8.42          8.06         (1.38)       (0.32)
                                                          -----------   -----------   -----------   -----------  -----------
      Total from investment operations ..................       (1.85)         8.28          7.98         (1.38)       (0.32)
                                                          -----------   -----------   -----------   -----------  -----------
  LESS DISTRIBUTIONS:
    Distributions from net realized gain on investments .       (3.11)        (2.37)           --            --           --
                                                          -----------   -----------   -----------   -----------  -----------
      Total distributions ...............................       (3.11)        (2.37)           --            --           --
                                                          -----------   -----------   -----------   -----------  -----------
Net increase (decrease) in net asset value ..............       (4.96)         5.91          7.98         (1.38)       (0.32)
                                                          -----------   -----------   -----------   -----------  -----------
Net Asset Value, End of Period .......................... $     17.55   $     22.51   $     16.60   $      8.62  $     17.56
                                                          ===========   ===========   ===========   ===========  ===========
TOTAL RETURN(1)                                                (10.08)%       53.35%        92.92%       (13.80)%      (1.79)%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ................. $   268,271   $   182,806   $    57,282   $    12,674  $     5,497
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser(2)              1.44%         1.46%         1.58%         1.54%        1.16%
     After reimbursement of expenses by Adviser(2)               1.40%         1.40%         1.41%(3)      1.50%        1.12%
   Ratios of net investment loss to average net assets:
     Before reimbursement of expenses by Adviser(2)             (0.87)%       (0.84)%       (1.05)%       (0.06)%      (0.59)%
     After reimbursement of expenses by Adviser(2)              (0.83)%       (0.78)%       (0.88)%       (0.02)%      (0.55)%
   Portfolio Turnover(1)                                       177.00%       192.23%       204.26%       111.52%      177.30%

-------------------------------------------------
(1)  Not Annualized.
(2)  Annualized.
(3) The Adviser fee, which affects the net expense ratio, changed from 1.50% to 1.00% on December 4, 1998.
(a) ABN AMRO/Veredus Aggressive Growth Fund - Class N commenced investment operations on July 2, 1998.
(b) ABN AMRO/Veredus Aggressive Growth Fund - Class I commenced investment operations on October 5, 2001.
(c)  Represents less than $0.005 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO FUNDS
-----------------


   REAL ESTATE FUND - CLASS N                                  OCTOBER 31, 2001
   FINANCIAL HIGHLIGHTS
   ----------------------------------------------------------------------------

                                                           TEN MONTHS       YEAR          YEAR          YEAR        YEAR
                                                              ENDED         ENDED         ENDED         ENDED       ENDED
                                                            10/31/01      12/31/00      12/31/99      12/31/98   12/31/97(a)
                                                          -----------   -----------   ------------  -----------  -----------
Net Asset Value, Beginning of Period .................... $      9.47   $      7.72   $      8.37   $      9.95  $     10.00
                                                          -----------   -----------   -----------   -----------  -----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ..............................        0.34          0.42(b)       0.38          0.37           --
     Net realized and unrealized gain (loss) on investments     (0.39)         1.75(b)      (0.65)        (1.58)       (0.05)
                                                          -----------   -----------   -----------   -----------  -----------
      Total from investment operations ..................       (0.05)         2.17         (0.27)        (1.21)       (0.05)
                                                          -----------   -----------   -----------   -----------  -----------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income .........................       (0.27)        (0.33)        (0.31)        (0.31)          --
     Contribution (return) of capital ...................          --         (0.09)        (0.07)        (0.06)          --
                                                          -----------   -----------   -----------   -----------  -----------
       Total distributions ..............................       (0.27)        (0.42)        (0.38)        (0.37)          --
                                                          -----------   -----------   -----------   -----------  -----------
Net increase (decrease) in net asset value ..............       (0.32)         1.75         (0.65)        (1.58)       (0.05)
                                                          -----------   -----------   -----------   -----------  -----------
Net Asset Value, End of Period .......................... $      9.15   $      9.47   $      7.72   $      8.37  $      9.95
                                                          ===========   ===========   ===========   ===========  ===========
TOTAL RETURN(1) .........................................       (0.46)%       28.77%        (3.33)%      (12.35)%       0.00%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's) .................... $    15,242   $    21,744   $     7,522   $     7,022  $     2,985
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser(2) .....        1.63%         1.70%         2.42%         1.78%        1.61%
     After reimbursement of expenses by Adviser(2) ......        1.33%         1.39%         1.53%         1.41%        1.31%
   Ratios of net investment income (loss)
      to average net assets:
     Before reimbursement of expenses by Adviser(2) .....        4.01%         4.87%         3.83%         4.31%       (1.61)%
     After reimbursement of expenses by Adviser(2) ......        4.31%         5.19%         4.72%         4.68%       (1.31)%
   Portfolio Turnover(1) ................................       17.95%        25.00%        11.00%        13.00%          --

---------------------------------------------------------------
(1)  Not Annualized.
(2)  Annualized.
(a) ABN AMRO Real Estate Fund commenced investment operations on December 31, 1997.
(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO FUNDS
-----------------


   VEREDUS SCITECH FUND - CLASS N                              OCTOBER 31, 2001
   FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                                                        YEAR         PERIOD
                                                                        ENDED         ENDED
                                                                      10/31/01     10/31/00(a)
                                                                    -----------   ------------
Net Asset Value, Beginning of Period ...........................    $      8.93   $      10.00
                                                                    -----------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .....................................           0.02           0.06
     Net realized and unrealized loss on investments ...........          (1.32)         (1.11)
                                                                    -----------   ------------
       Total from investment operations ........................          (1.30)         (1.05)
                                                                    -----------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income .          (0.06)         (0.02)
                                                                    -----------   ------------
       Total distributions .....................................          (0.06)         (0.02)
                                                                    -----------   ------------
Net decrease in net asset value ................................          (1.36)         (1.07)
                                                                    -----------   ------------
Net Asset Value, End of Period .................................    $      7.57   $       8.93
                                                                    ===========   ============
TOTAL RETURN(1) ................................................         (14.49)%       (10.61)%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ........................    $     2,566   $      2,696
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser(2) ............           3.88%          6.17%
     After reimbursement of expenses by Adviser(2) .............           1.50%          1.50%
   Ratios of net investment income (loss) to average net assets:
     Before reimbursement of expenses by Adviser(2) ............          (2.13)%        (2.54)%
     After reimbursement of expenses by Adviser(2) .............           0.25%          2.13%
   Portfolio Turnover(1) .......................................         481.21%         85.98%

--------------------------------------------------------------------
(1)  Not Annualized.
(2)  Annualized.
(a) ABN AMRO/Veredus SciTech Fund commenced investment operations on June 30, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO FUNDS
-----------------


   CHICAGO CAPITAL BALANCED FUND - CLASS N                     OCTOBER 31, 2001
   FINANCIAL HIGHLIGHTS
   ----------------------------------------------------------------------------

                                                            YEAR           YEAR          YEAR          YEAR         YEAR
                                                            ENDED          ENDED         ENDED         ENDED        ENDED
                                                          10/31/01       10/31/00      10/31/99      10/31/98     10/31/97
                                                          -----------   -----------   -----------   -----------  -----------
Net Asset Value, Beginning of Period .................... $     14.23   $     13.04   $     12.03   $     11.06  $      9.60
                                                          -----------   -----------   -----------   -----------  -----------
   INCOME FROM INVESTMENT OPERATIONS:
    Net investment income ...............................        0.26          0.29          0.27          0.27         0.28
    Net realized and unrealized gain (loss) on investments      (2.09)         1.57          1.71          1.65         1.60
                                                          -----------   -----------   -----------   -----------  -----------
      Total from investment operations ..................       (1.83)         1.86          1.98          1.92         1.88
                                                          -----------   -----------   -----------   -----------  -----------
   LESS DISTRIBUTIONS:
    Distributions from and in excess of
      net investment income .............................       (0.27)        (0.30)        (0.26)        (0.27)       (0.28)
    Distributions from net realized gain on investments .       (1.36)        (0.37)        (0.71)        (0.68)       (0.14)
                                                          -----------   -----------   -----------   -----------  -----------
      Total distributions ...............................       (1.63)        (0.67)        (0.97)        (0.95)       (0.42)
                                                          -----------   -----------   -----------   -----------  -----------
Net increase (decrease) in net asset value ..............       (3.46)         1.19          1.01          0.97         1.46
                                                          -----------   -----------   -----------   -----------  -----------
Net Asset Value, End of Period .......................... $     10.77   $     14.23   $     13.04   $     12.03  $     11.06
                                                          ===========   ===========   ===========   ===========  ===========
TOTAL RETURN(1) .........................................      (13.41)%       14.82%        17.26%        18.50%       20.10%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ................. $   342,520   $   321,226   $   294,426   $   219,362  $   187,993
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser(2) .....        1.07%         1.05%         1.06%         1.08%        1.13%
     After reimbursement of expenses by Adviser(2) ......        1.07%         1.05%         1.06%         1.08%        1.07%(3)
   Ratios of net investment income to average net assets:
     Before reimbursement of expenses by Adviser(2) .....        2.10%         2.17%         2.13%         2.30%        2.70%
     After reimbursement of expenses by Adviser(2) ......        2.10%         2.17%         2.13%         2.30%        2.76%
   Portfolio Turnover(1) ................................       35.25%        29.00%        25.05%        40.28%       34.69%

-------------------------------------------------------------------
(1)  Not Annualized.
(2)  Annualized.
(3) The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 1.00% to 1.10% on February 28, 1997.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO FUNDS
-----------------


   MONTAG & CALDWELL BALANCED FUND - CLASS N                   OCTOBER 31, 2001
   FINANCIAL HIGHLIGHTS
   ----------------------------------------------------------------------------

                                                             YEAR           YEAR         YEAR           YEAR        YEAR
                                                             ENDED          ENDED        ENDED          ENDED       ENDED
                                                           10/31/01       10/31/00     10/31/99       10/31/98    10/31/97
                                                          -----------   -----------   -----------   -----------  -----------
Net Asset Value, Beginning of Period .................... $     18.61   $     19.41   $     17.60   $     16.01  $     14.29
                                                          -----------   -----------   -----------   -----------  -----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ..............................        0.36          0.37          0.29          0.27         0.25
     Net realized and unrealized
       gain (loss) on investments .......................       (1.50)         0.06          2.73          1.97         2.93
                                                          -----------   -----------   -----------   -----------  -----------
       Total from investment operations .................       (1.14)         0.43          3.02          2.24         3.18
                                                          -----------   -----------   -----------   -----------  -----------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income .........................       (0.36)        (0.35)        (0.27)        (0.27)       (0.25)
     Distributions from net realized gain on investments        (0.62)        (0.88)        (0.94)        (0.38)       (1.21)
                                                          -----------   -----------   -----------   -----------  -----------
       Total distributions ..............................       (0.98)        (1.23)        (1.21)        (0.65)       (1.46)
                                                          -----------   -----------   -----------   -----------  -----------
Net increase (decrease) in net asset value ..............       (2.12)        (0.80)         1.81          1.59         1.72
                                                          -----------   -----------   -----------   -----------  -----------
Net Asset Value, End of Period .......................... $     16.49   $     18.61   $     19.41   $     17.60  $     16.01
                                                          ===========   ===========   ===========   ===========  ===========
TOTAL RETURN(1) .........................................       (6.34)%        2.05%        17.83%        14.46%       24.26%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ................. $   126,690   $   162,896   $   160,286   $   158,398  $    82,719
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser(2) .....        1.12%         1.13%         1.14%         1.18%        1.33%
     After reimbursement of expenses by Adviser(2) ......        1.12%         1.13%         1.14%         1.18%        1.25%
   Ratios of net investment income to average net assets:
     Before reimbursement of expenses by Adviser(2) .....        1.99%         1.93%         1.54%         1.67%        1.70%
     After reimbursement of expenses by Adviser(2) ......        1.99%         1.93%         1.54%         1.67%        1.78%
   Portfolio Turnover(1) ................................       44.80%        54.51%        34.79%        59.02%       28.13%

---------------------------------------------------------------
(1)  Not Annualized.
(2)  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO FUNDS
-----------------


   MONTAG & CALDWELL BALANCED FUND - CLASS I                   OCTOBER 31, 2001
   FINANCIAL HIGHLIGHTS
   ----------------------------------------------------------------------------

                                                                             YEAR           YEAR          PERIOD
                                                                             ENDED          ENDED          ENDED
                                                                           10/31/01       10/31/00      10/31/99(A)
                                                                          ----------     ----------     -----------
Net Asset Value, Beginning of Period .................................    $    18.62     $    19.42     $    18.36
                                                                          ----------     ----------     ----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ...........................................          0.38           0.39           0.25
     Net realized and unrealized gain (loss) on investments ..........         (1.49)          0.09           1.03
                                                                          ----------     ----------     ----------
       Total from investment operations ..............................         (1.11)          0.48           1.28
                                                                          ----------     ----------     ----------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income .......         (0.40)         (0.40)         (0.22)
     Distributions from net realized gain on investments .............         (0.62)         (0.88)            --
                                                                          ----------     ----------     ----------
       Total distributions ...........................................         (1.02)         (1.28)         (0.22)
                                                                          ----------     ----------     ----------
Net increase (decrease) in net asset value ...........................         (2.13)         (0.80)          1.06
                                                                          ----------     ----------     ----------
Net Asset Value, End of Period .......................................    $    16.49     $    18.62     $    19.42
                                                                          ==========     ==========     ==========
TOTAL RETURN(1) ......................................................         (6.13)%         2.31%          6.98%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..............................    $  179,688     $  174,795     $   90,906
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser(2) ..................          0.87%          0.88%          0.91%
     After reimbursement of expenses by Adviser(2) ...................          0.87%          0.88%          0.91%
   Ratios of net investment income (loss) to average net assets:
     Before reimbursement of expenses by Adviser(2) ..................          2.25%          2.19%          1.77%
     After reimbursement of expenses by Adviser(2) ...................          2.25%          2.19%          1.77%
   Portfolio Turnover(1) .............................................         44.80%         54.51%         34.79%

------------------------------------------------------------------
(1)  Not Annualized.
(2)  Annualized.
(a) Montag & Caldwell Balanced Fund - Class I commenced investment operations on December 31, 1998.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO FUNDS
-----------------


   ASIAN TIGERS FUND - CLASS N                                 OCTOBER 31, 2001
   FINANCIAL HIGHLIGHTS
   ----------------------------------------------------------------------------

                                                          TEN MONTHS    YEAR        YEAR        YEAR        YEAR       YEAR
                                                             ENDED      ENDED       ENDED       ENDED       ENDED      ENDED
                                                           10/31/01   12/31/00    12/31/99    12/31/98    12/31/97   12/31/96
                                                          ---------   ---------   ---------   ---------   ---------  ---------
Net Asset Value, Beginning of Period .............        $    6.76   $   10.92   $    6.73   $    7.60   $   11.91    $   10.45
                                                          ---------   ---------   ---------   ---------   ---------    ---------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) ................             0.01       (0.03)      --(a)        0.07        0.04         0.02
     Net realized and unrealized gain (loss)
       on investments ............................            (1.77)      (4.13)       4.19       (0.93)      (4.32)        1.48
                                                          ---------   ---------   ---------   ---------   ---------    ---------
       Total from investment operations ..........            (1.76)      (4.16)       4.19       (0.86)      (4.28)        1.50
                                                          ---------   ---------   ---------   ---------   ---------    ---------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income ..................               --          --          --       (0.01)      (0.02)       (0.04)
     Distributions from net realized
       gain on investments .......................               --          --          --          --       (0.01)       (0.02)
     Contribution (return) of capital ............               --          --          --          --          --         0.02
                                                          ---------   ---------   ---------   ---------   ---------    ---------
       Total distributions .......................               --          --          --       (0.01)      (0.03)       (0.04)
                                                          ---------   ---------   ---------   ---------   ---------    ---------
Net increase (decrease) in net asset value .......            (1.76)      (4.16)       4.19       (0.87)      (4.31)        1.46
                                                          ---------   ---------   ---------   ---------   ---------    ---------
Net Asset Value, End of Period ...................        $    5.00   $    6.76   $   10.92   $    6.73   $    7.60    $   11.91
                                                          =========   =========   =========   =========   =========    =========
TOTAL RETURN(1) ..................................           (26.33)%    (38.10)%     62.26%     (11.37)%    (35.98)%      14.55%(b)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..........        $  12,186   $  18,135   $  50,994   $  28,202   $  34,664    $  33,602
   Ratios of expenses to average net assets:
     Before reimbursement of
       expenses by Adviser(2) ....................             2.07%       1.76%       1.62%       1.67%       1.60%        1.54%
     After reimbursement of
       expenses by Adviser(2) ....................             2.07%       1.76%       1.62%       1.67%       1.60%        1.54%
   Ratios of net investment income (loss)
     to average net assets:
     Before reimbursement of
       expenses by Adviser(2) ....................             0.12%      (0.14)%      0.01%       0.91%       0.50%        0.23%
     After reimbursement of
       expenses by Adviser(2) ....................             0.12%      (0.14)%      0.01%       0.91%       0.50%        0.23%
   Portfolio Turnover(1) .........................            39.75%      82.00%      83.00%      57.00%      42.00%       24.00%

--------------------------------------------------------------
(1)  Not Annualized.
(2)  Annualized.
(a)  Per share was less thant $0.005.
(b) The total return for the period ended December 31, 1996 includes the effect of a capital contribution from an affiliate of the Adviser. Without the capital contribution, the total return would have been 14.36%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO FUNDS
-----------------


   EUROPE EQUITY GROWTH FUND - CLASS N                         OCTOBER 31, 2001
   FINANCIAL HIGHLIGHTS
   ----------------------------------------------------------------------------

                                                                    TEN MONTHS       PERIOD
                                                                      ENDED           ENDED
                                                                     10/31/01      12/31/00(A)
                                                                   ------------   ------------
Net Asset Value, Beginning of Period ..........................    $      10.05   $      10.00
                                                                   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss ......................................           (0.03)            --
     Net realized and unrealized loss on investments ..........           (3.22)         (0.12)
                                                                   ------------   ------------
       Total from investment operations .......................           (3.25)         (0.12)
                                                                   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income               --             --
     Distributions from net realized gain on investments ......              --             --
     Increase from Payments by Affiliates .....................            0.01           0.17
                                                                   ------------   ------------
       Total distributions ....................................            0.01           0.17
                                                                   ------------   ------------
Net increase (decrease) in net asset value ....................           (3.24)          0.05
                                                                   ------------   ------------
Net Asset Value, End of Period ................................    $       6.81   $      10.05
                                                                   ============   ============
TOTAL RETURN(1) ...............................................          (32.24)%         0.50%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .......................    $     13,940   $     20,104
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser(2) ...........            2.00%          1.54%
     After reimbursement of expenses by Adviser(2) ............            2.00%          1.54%
   Ratios of net investment income (loss) to average net assets:
     Before reimbursement of expenses by Adviser(2) ...........           (0.52)%        (0.33)%
     After reimbursement of expenses by Adviser(2) ............           (0.52)%        (0.33)%
   Portfolio Turnover(1) ......................................           22.18%            --

------------------------------------------
(1)  Not Annualized.
(2)  Annualized.
(a) ABN AMRO Europe Equity Growth Fund commenced investment operations on December 18, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO FUNDS
-----------------


   INTERNATIONAL EQUITY FUND - CLASS N                         OCTOBER 31, 2001
   FINANCIAL HIGHLIGHTS
   ----------------------------------------------------------------------------

                                                          TEN MONTHS    YEAR        YEAR       YEAR        YEAR          YEAR
                                                             ENDED      ENDED       ENDED      ENDED       ENDED         ENDED
                                                           10/31/01   12/31/00    12/31/99   12/31/98     12/31/97     12/31/96
                                                          ---------   ---------   ---------   ---------   ---------    ---------
Net Asset Value, Beginning of Period .............        $   17.82   $   25.08   $   18.97   $   15.38   $   15.83    $   14.56
                                                          ---------   ---------   ---------   ---------   ---------    ---------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) ................             0.03       (0.06)       0.04        0.01        0.04         0.06
     Net realized and unrealized gain (loss)
       on investments ............................            (5.48)      (5.66)       7.75        3.85        0.68         1.37
                                                          ---------   ---------   ---------   ---------   ---------    ---------
       Total from investment operations ..........            (5.45)      (5.72)       7.79        3.86        0.72         1.43
                                                          ---------   ---------   ---------   ---------   ---------    ---------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income ..................               --          --          --       (0.09)      (0.08)       (0.04)
     Distributions from net realized
       gain on investments .......................            (0.93)      (1.54)      (1.68)      (0.18)      (1.09)       (0.15)
     Contribution (return) of capital ............               --          --          --          --          --         0.03
                                                          ---------   ---------   ---------   ---------   ---------    ---------
       Total distributions .......................            (0.93)      (1.54)      (1.68)      (0.27)      (1.17)       (0.16)
                                                          ---------   ---------   ---------   ---------   ---------    ---------
Net increase (decrease) in net asset value .......            (6.38)      (7.26)       6.11        3.59       (0.45)        1.27
                                                          ---------   ---------   ---------   ---------   ---------    ---------
Net Asset Value, End of Period ...................        $   11.44   $   17.82   $   25.08   $   18.97   $   15.38    $   15.83
                                                          =========   =========   =========   =========   =========    =========
TOTAL RETURN(1) ..................................           (31.33)%    (22.87)%     41.86%      25.43%       4.56%       10.09%(a)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..........        $  78,252   $ 130,699   $ 204,922   $ 142,862   $  85,440    $  96,442
   Ratios of expenses to average net assets:
     Before reimbursement of
       expenses by Adviser(2) ....................             1.36%       1.31%       1.31%       1.38%       1.35%        1.36%
     After reimbursement of
       expenses by Adviser(2) ....................             1.35%       1.31%       1.31%       1.38%       1.35%        1.36%
   Ratios of net investment income (loss)
     to average net assets:
     Before reimbursement of
       expenses by Adviser(2) ....................             0.26%      (0.17)%      0.15%       0.02%       0.23%        0.44%
     After reimbursement of
       expenses by Adviser(2) ....................             0.27%      (0.17)%      0.15%       0.02%       0.23%        0.44%
   Portfolio Turnover(1) .........................            29.55%      38.00%      31.00%      31.00%      17.00%        9.00%

--------------------------------------------------------
(1)  Not Annualized.
(2)  Annualized.
(a) The total return for the period ended December 31, 1996 includes the effect of a capital contribution from an affiliate of the Adviser. Without the capital contribution, the total return would have been 9.87%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO FUNDS
-----------------

   LATIN AMERICA EQUITY FUND - CLASS N                         OCTOBER 31, 2001
   FINANCIAL HIGHLIGHTS
   ----------------------------------------------------------------------------

                                                         TEN MONTHS     YEAR        YEAR        YEAR        YEAR          YEAR
                                                            ENDED       ENDED       ENDED       ENDED       ENDED         ENDED
                                                          10/31/01    12/31/00    12/31/99    12/31/98    12/31/97     12/31/96(a)
                                                          ---------   ---------   ---------   ---------   ---------    ----------
Net Asset Value, Beginning of Period .............        $   10.55   $   13.97   $    8.12   $   13.13   $   10.24    $   10.00
                                                          ---------   ---------   ---------   ---------   ---------    ---------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) ................             0.01(b)    (0.03)       0.03        0.18        0.05        (0.02)
     Net realized and unrealized gain (loss)
       on investments ............................            (2.66)(b)   (2.92)       5.83       (4.96)       3.54         0.26
                                                          ---------   ---------   ---------   ---------   ---------    ---------
       Total from investment operations ..........            (2.65)      (2.95)       5.86       (4.78)       3.59         0.24
                                                          ---------   ---------   ---------   ---------   ---------    ---------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income ..................               --          --       (0.01)      (0.15)      (0.03)          --
     Distributions from net realized
       gain on investments .......................               --       (0.47)         --       (0.08)      (0.67)          --
                                                          ---------   ---------   ---------   ---------   ---------    ---------
       Total distributions .......................               --       (0.47)      (0.01)      (0.23)      (0.70)          --
                                                          ---------   ---------   ---------   ---------   ---------    ---------
Net increase (decrease) in net asset value .......            (2.65)      (3.42)       5.85       (5.01)       2.89         0.24
                                                          ---------   ---------   ---------   ---------   ---------    ---------
Net Asset Value, End of Period ...................        $    7.90   $   10.55   $   13.97   $    8.12   $   13.13    $   10.24
                                                          =========   =========   =========   =========   =========    =========
TOTAL RETURN(1) ..................................           (25.12)%    (21.07)%     72.41%     (36.33)%    (35.50)%       2.40%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..........        $   9,685   $  21,105   $  30,684   $  17,993   $  33,271    $  11,490
   Ratios of expenses to average net assets:
     Before reimbursement of
       expenses by Adviser(2) ....................             2.24%       1.73%       1.88%       1.75%       1.50%        2.09%
     After reimbursement of
       expenses by Adviser(2) ....................             2.24%       1.73%       1.88%       1.75%       1.50%        2.09%
   Ratios of net investment income (loss)
     to average net assets:
     Before reimbursement of
       expenses by Adviser(2) ....................             0.12%      (0.18)%      0.34%       1.38%       0.56%       (0.55)%
     After reimbursement of
       expenses by Adviser(2) ....................             0.12%      (0.18)%      0.34%       1.38%       0.56%       (0.55)%
   Portfolio Turnover(1) .........................           300.21%     143.00%     145.00%      92.00%      45.00%       10.00%

-----------------------------------------
(1)  Not Annualized.
(2)  Annualized.
(a) ABN AMRO Latin America Equity Fund commenced investment operations on July 1, 1996.
(b) The selected per share data was calculated using the weighted average shares method for the period.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO FUNDS
-----------------


   CHICAGO CAPITAL BOND FUND - CLASS N                          OCTOBER 31, 2001
   FINANCIAL HIGHLIGHTS
   -----------------------------------------------------------------------------

                                                         YEAR           YEAR           YEAR           YEAR           YEAR
                                                         ENDED          ENDED          ENDED          ENDED          ENDED
                                                       10/31/01       10/31/00       10/31/99       10/31/98       10/31/97
                                                       ---------      ---------      ---------      ---------      ---------
Net Asset Value, Beginning of Period.                  $    9.73      $    9.71      $   10.27      $   10.13      $    9.89
                                                       ---------      ---------      ---------      ---------      ---------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ..........................       0.61           0.66           0.61           0.60           0.61
     Net realized and unrealized gain (loss) on
      investments ...................................       0.62             --          (0.51)          0.15           0.23
                                                       ---------      ---------      ---------      ---------      ---------
       Total from investment operations .............       1.23           0.66           0.10           0.75           0.84
                                                       ---------      ---------      ---------      ---------      ---------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income .....................      (0.62)         (0.64)         (0.61)         (0.61)         (0.60)
     Distributions from net realized gain on
       investments ..................................         --             --          (0.05)            --             --
                                                       ---------      ---------      ---------      ---------      ---------
       Total distributions ..........................      (0.62)         (0.64)         (0.66)         (0.61)         (0.60)
                                                       ---------      ---------      ---------      ---------      ---------
Net increase (decrease) in net asset value ..........       0.61           0.02          (0.56)          0.14           0.24
                                                       ---------      ---------      ---------      ---------      ---------
Net Asset Value, End of Period ......................  $   10.34      $    9.73      $    9.71      $   10.27      $   10.13
                                                       =========      =========      =========      =========      =========
TOTAL RETURN(1) .....................................      13.09%          6.98%          1.02%          7.66%          8.84%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .............  $ 369,597      $ 104,960      $ 133,408      $ 160,561      $ 120,532
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser(2) .       0.96%          0.95%          0.93%          0.96%          1.02%
     After reimbursement of expenses by Adviser(2) ..       0.74%          0.76%(3)       0.80%          0.80%          0.80%
   Ratios of net investment income to average net
       assets:
     Before reimbursement of expenses by Adviser(2) .       5.90%          6.53%          5.91%          5.79%          6.02%
     After reimbursement of expenses by Adviser(2) ..       6.12%          6.72%          6.04%          5.95%          6.24%
   Portfolio Turnover(1) ............................      61.78%         39.27%         49.83%         45.29%         17.76%

-------------------------------------------------------
(1) Not Annualized.
(2) Annualized.
(3) The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 0.80% to 0.74% on February 15, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO FUNDS
-----------------

   CHICAGO CAPITAL BOND FUND - CLASS I                          OCTOBER 31, 2001
   FINANCIAL HIGHLIGHTS
   -----------------------------------------------------------------------------

                                                         YEAR          PERIOD
                                                         ENDED          ENDED
                                                        10/31/01      10/31/00(a)
                                                       ---------      ----------
Net Asset Value, Beginning of Period ................  $    9.73      $    9.64
                                                       ---------      ---------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ..........................       0.64           0.17
     Net realized and unrealized gain on investments        0.62           0.09
                                                       ---------      ---------
       Total from investment operations .............       1.26           0.26
                                                       ---------      ---------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net
       investment income ............................      (0.65)         (0.17)
     Distributions from net realized gain on
         investments ................................         --             --
                                                       ---------      ---------
       Total distributions ..........................      (0.65)         (0.17)
                                                       ---------      ---------
Net increase in net asset value .....................       0.61           0.09
                                                       ---------      ---------
Net Asset Value, End of Period ......................  $   10.34      $    9.73
                                                       =========      =========
TOTAL RETURN(1) .....................................      13.36%          2.70%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .............  $  79,444      $  49,432
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser(2) .       0.71%          0.70%
     After reimbursement of expenses by Adviser(2) ..       0.49%          0.51%
   Ratios of net investment income to average net
       assets:
     Before reimbursement of expenses by Adviser(2) .       6.15%          6.78%
     After reimbursement of expenses by Adviser(2) ..       6.37%          6.97%
   Portfolio Turnover(1) ............................      61.78%         39.27%

-------------------------------------------------------
(1) Not Annualized.
(2) Annualized.
(a) ABN AMRO/Chicago Capital Bond Fund - Class I commenced investment operations on July 31, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO FUNDS
-----------------


   CHICAGO CAPITAL MUNICIPAL BOND FUND - CLASS N                OCTOBER 31, 2001
   FINANCIAL HIGHLIGHTS
   -----------------------------------------------------------------------------

                                                         YEAR           YEAR           YEAR           YEAR           YEAR
                                                         ENDED          ENDED          ENDED          ENDED          ENDED
                                                       10/31/01       10/31/00       10/31/99       10/31/98       10/31/97
                                                       ---------      ----------     ---------      ---------      ---------
Net Asset Value, Beginning of Period ................  $    9.92      $    9.73      $   10.36      $   10.19      $   10.06
                                                       ---------      ---------      ---------      ---------      ---------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ..........................       0.47           0.48           0.46           0.44           0.38
     Net realized and unrealized gain (loss) on
       investments ..................................       0.51           0.21          (0.63)          0.17           0.12
                                                       ---------      ---------      ---------      ---------      ---------
       Total from investment operations .............       0.98           0.69          (0.17)          0.61           0.50
                                                       ---------      ---------      ---------      ---------      ---------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income .....................      (0.47)         (0.50)         (0.46)         (0.44)         (0.37)
                                                       ---------      ---------      ---------      ---------      ---------
       Total distributions ..........................      (0.47)         (0.50)         (0.46)         (0.44)         (0.37)
                                                       ---------      ---------      ---------      ---------      ---------
Net increase (decrease) in net asset value ..........       0.51           0.19          (0.63)          0.17           0.13
                                                       ---------      ---------      ---------      ---------      ---------
Net Asset Value, End of Period ......................  $   10.43      $    9.92      $    9.73      $   10.36      $   10.19
                                                       =========      =========      =========      =========      =========
TOTAL RETURN(1) .....................................      10.09%          7.30%         (1.77)%         6.17%          5.13%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .............  $  48,222      $  18,903      $  17,219      $  13,210      $  12,379
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser(2) .       1.06%          1.17%          1.20%          1.41%          1.64%
     After reimbursement of expenses by Adviser(2) ..       0.18%(4)       0.10%          0.10%          0.35%(3)       0.90%
   Ratios of net investment income to average net assets:
     Before reimbursement of expenses by Adviser(2) .       3.67%          3.82%          3.45%          3.22%          3.00%
     After reimbursement of expenses by Adviser(2) ..       4.55%          4.89%          4.55%          4.28%          3.74%
   Portfolio Turnover(1) ............................      60.10%         91.58%         22.83%         34.33%         16.19%

-------------------------------------------------------
(1) Not Annualized.
(2) Annualized.
(3) The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 0.90% to 0.10% on February 27, 1998.
(4) The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 0.10% to 0.50% on September 24, 2001.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO FUNDS
-----------------


   CHICAGO CAPITAL MONEY MARKET FUND - CLASS N                  OCTOBER 31, 2001
   FINANCIAL HIGHLIGHTS
   -----------------------------------------------------------------------------

                                                         YEAR           YEAR           YEAR           YEAR           YEAR
                                                         ENDED          ENDED          ENDED          ENDED          ENDED
                                                       10/31/01       10/31/00       10/31/99       10/31/98       10/31/97
                                                       ---------      ----------     ---------      ---------      ---------
Net Asset Value, Beginning of Period ................  $    1.00      $    1.00      $    1.00      $    1.00      $    1.00
                                                       ---------      ---------      ---------      ---------      ---------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ..........................       0.04           0.06           0.05           0.05           0.05
                                                       ---------      ---------      ---------      ---------      ---------
     Less distributions from net investment income ..      (0.04)         (0.06)         (0.05)         (0.05)         (0.05)
                                                       ---------      ---------      ---------      ---------      ---------
Net Asset Value, End of Period ......................  $    1.00      $    1.00      $    1.00      $    1.00      $    1.00
                                                       =========      =========      =========      =========      =========
TOTAL RETURN(1) .....................................       4.40%          5.90%          4.76%          5.24%          5.15%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .............  $ 484,148      $ 359,483      $ 335,140      $ 281,389      $ 238,551
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser(2)         0.51%          0.50%          0.51%          0.52%          0.56%
     After reimbursement of expenses by Adviser(2) .        0.51%          0.50%          0.51%          0.51%(3)       0.50%
   Ratios of net investment income (loss) to average
       net assets:
     Before reimbursement of expenses by Adviser(2) .       4.24%          5.72%          4.63%          5.13%          5.00%
     After reimbursement of expenses by Adviser(2) ..       4.24%          5.72%          4.63%          5.14%          5.06%

-------------------------------------------------------
(1) Not Annualized.
(2) Annualized.
(3) As of February 27, 1998, the Adviser no longer waived fees or reimbursed expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO FUNDS
-----------------


                                                                OCTOBER 31, 2001
   NOTES TO FINANCIAL STATEMENTS
   -----------------------------------------------------------------------------

NOTE (A) FUND ORGANIZATION: The ABN AMRO Funds (the "Former Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated September 17, 1992. The Former Trust was registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with 18 separate portfolios (the "Predecessor Funds").

During September 2001, the net assets of the constituent portfolios of the Former Trust were either transferred or merged with the newly created or existing funds (the "Funds") of the Alleghany Funds (the "Successor Trust") which was organized as a Delaware business trust under a Declaration of Trust dated September 10, 1993. The Successor Trust is also registered under the 1940 Act, and operates as an open-end management company that is comprised of 30 separate portfolios.

Twenty-one Funds are included in these financial statements: ABN AMRO/Chicago Capital Growth Fund (the "Chicago Capital Growth Fund"), ABN AMRO Growth Fund (the "Growth Fund") ABN AMRO/Montag & Caldwell Growth Fund (the "M&C Growth Fund"), ABN AMRO/TAMRO Large Cap Value Fund (the "TAMRO Large Cap Value Fund"), ABN AMRO Value Fund (the "Value Fund"), ABN AMRO/Talon Mid Cap Fund (the "Talon Mid Cap Fund"), ABN AMRO/Chicago Capital Small Cap Value Fund (the "Chicago Capital Small Cap Value Fund"), ABN AMRO Small Cap Fund (the "Small Cap Fund"), ABN AMRO/TAMRO Small Cap Fund (the "TAMRO Small Cap Fund"), ABN AMRO/Veredus Aggressive Growth Fund (the "Veredus Aggressive Growth Fund"), ABN AMRO Real Estate Fund (the "Real Estate Fund"), ABN AMRO/Veredus SciTech Fund (the "Veredus SciTech Fund"), ABN AMRO/Chicago Capital Balanced Fund (the "Chicago Capital Balanced Fund"), ABN AMRO/Montag & Caldwell Balanced Fund (the "M&C Balanced Fund"), ABN AMRO Asian Tigers Fund (the "Asian Tigers Fund"), ABN AMRO Europe Equity Growth Fund (the "Europe Equity Growth Fund"), ABN AMRO International Equity Fund (the "International Equity Fund"), ABN AMRO Latin America Equity Fund (the "Latin America Equity Fund"), ABN AMRO/Chicago Capital Bond Fund (the "Chicago Capital Bond Fund"), ABN AMRO/Chicago Capital Municipal Bond Fund (the "Chicago Capital Municipal Bond Fund") and ABN AMRO/Chicago Capital Money Market Fund (the "Chicago Capital Money Market Fund").


REORGANIZATION

The assets and liabilities of certain Predecessor Funds of the Former Trust were transferred in tax free transactions to newly formed series of the same name of the Successor Trust, pursuant to an Agreement and Plan of Reorganization, dated September 26, 2001. The Common shares and the Investor shares of the Predecessor Funds were exchanged for Class N shares of the respective Fund of the Successor Trust. A summary of the reorganizations as of September 26, 2001 are as follows:


                                             DOLLAR AMOUNTS                          FUND SHARES              NET ASSET VALUE
                                             --------------                          -----------              ---------------
                                                                                COMMON      INVESTOR
PREDECESSOR FUND                   COMMON      INVESTOR     TOTAL NET           SHARES       SHARES           COMMON INVESTOR
OF FORMER TRUST                    SHARES       SHARES        ASSETS          EXCHANGED     EXCHANGED         SHARES  SHARES
---------------                    ------       ------        ------          ----------    ---------         ------  ------
Growth ..................      $160,685,843  $1,669,380   $162,355,223        16,120,008     170,105           9.97     9.81
Value ...................       111,714,513     956,051    112,670,564        12,239,651     104,859           9.13     9.12
Small Cap ...............        57,383,113     355,920     57,739,033         5,427,788      34,485          10.57    10.32
Real Estate .............        15,717,347         174     15,717,521         1,695,525          14           9.27    12.43
Asian Tiger .............        11,331,394     106,417     11,437,811         2,449,904      23,442           4.63     4.54
Europe Equity ...........        12,641,092          --     12,641,092         2,003,968          --           6.31      n/a
International Equity ....        74,218,683   1,271,090     75,489,773         6,862,341     119,788          10.82    10.61
Latin America Equity ....         9,617,575          --      9,617,575         1,283,635          --           7.49      n/a


                                                                              CLASS N SHARES ISSUED IN
FUND OF SUCCESSOR TRUST         PROCEEDS FROM ISSUANCE OF CLASS N SHARES          TAX-FREE EXCHANGE           CLASS N SHARES
-----------------------         ----------------------------------------          -----------------           --------------
Growth .......................                $162,355,223                           16,287,480                  $  9.97
Value ........................                 112,670,564                           12,344,398                     9.13
Small Cap ....................                  57,739,033                            5,461,454                    10.57
Real Estate ..................                  15,717,521                            1,695,543                     9.27
Asian Tiger ..................                  11,437,811                            2,472,912                     4.63
Europe Equity ................                  12,641,092                            2,003,968                     6.31
International Equity .........                  75,489,773                            6,979,873                    10.82
Latin America Equity .........                   9,617,575                            1,283,635                     7.49


   ABN AMRO FUNDS
-----------------

                                                                OCTOBER 31, 2001
   NOTES TO FINANCIAL STATEMENTS - CONTINUED
   -----------------------------------------------------------------------------


FUND ACQUISITIONS

On September 21, 2001, various Funds of the Successor Trust acquired the assets and liabilities of various Predecessor Funds of the Former Trust, pursuant to a plan of reorganization approved by the shareholders of the Predecessor Funds on August 24, 2001. The acquisition was accomplished by tax-free exchanges of Class N Shares of the respective Funds for outstanding Common shares and Investor shares of the Predecessor Funds. A summary of the acquisitions as of September 21, 2001, are as follows:


                                                   DOLLAR AMOUNTS                 FUND SHARES       NET ASSET VALUE
                                                   --------------                 -----------       ---------------
PREDECCESSOR FUND
OF FORMER TRUST                        TOTAL NET ASSETS    UNREALIZED GAIN      SHARES EXCHANGED
---------------                        ----------------    ---------------      ----------------
ABN AMRO Balanced ...................    $ 54,446,692         $6,536,202            6,628,952           $  8.21
ABN AMRO Fixed Income ...............     203,190,290          6,900,410           20,008,906             10.14
ABN AMRO Tax-Exempt Fixed Income ....      23,429,057          1,682,011            2,181,242             10.74


                                       NET ASSETS PRIOR  PROCEEDS FROM ISSUANCE    NET ASSETS      CLASS N SHARES ISSUED  NET ASSET
FUND OF SUCCESSOR TRUST                 TO ACQUISITION     OF CLASS N SHARES    AFTER ACQUISITION  IN TAX-FREE EXCHANGE     VALUE
-----------------------                 --------------     -----------------    -----------------  --------------------     -----
Chicago Capital Balanced ............    $257,276,325        $54,446,692         $311,723,017           5,468,701        $  9.96
Chicago Capital Bond ................     145,297,297        203,190,290          348,487,587          20,068,532          10.12
Chicago Capital Municipal Bond ......      23,116,262         23,429,057           46,545,319           2,262,599          10.35



The Successor Trust changed its name to the ABN AMRO Funds immediately following the transfer of assets.


NOTE (B) SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States.

(1) SECURITY VALUATION: Equity securities and index options traded on a national exchange and over-the-counter securities listed on the NASDAQ National Market System are valued at the last reported sales price at the close of the respective exchange. Securities for which there have been no sales on the valuation date are valued at the mean of the last reported bid and asked prices on their principal exchange. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the last quoted bid and asked prices. Fixed income securities, except short-term investments, are valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities in accordance with guidelines adopted. When market value quotations are not readily available, securities and other assets are valued at fair value by or under the direction of the Board of Trustees. Short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at amortized cost, which approximates market value. Foreign securities are converted to United States dollars using exchange rates at the time the net asset value (NAV) is computed. For the Chicago Capital Money Market Fund, all securities are valued at amortized cost, which approximates market value. Under the amortized cost method, discounts and premiums are accreted and amortized ratably to maturity and are included as interest income.

(2) REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Fund's Adviser, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund has the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(3) DERIVATIVE FINANCIAL INSTRUMENTS: All Funds except the Chicago Capital Small Cap Value Fund and the Chicago Capital Money Market Fund are authorized to utilize derivative financial instruments. A derivative financial instrument, in very general terms, refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index. A Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of a Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is

   ABN AMRO FUNDS
-----------------

                                                                OCTOBER 31, 2001
   NOTES TO FINANCIAL STATEMENTS - CONTINUED
   -----------------------------------------------------------------------------

recognized accordingly except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract. Summarized in (4) and (5) below are specific derivative instruments which may be used by the Funds.

(4) FUTURES AND OPTIONS: All Funds except the Chicago Capital Money Market Fund may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are an imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the options quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

(5) FORWARD CURRENCY TRANSACTIONS: Forward foreign exchange contracts are used to hedge against foreign exchange risk arising from a Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

(6) MORTGAGE-BACKED SECURITIES: The Chicago Capital Growth Fund, the Chicago Capital Balanced Fund, the M&C Balanced Fund, the Chicago Capital Bond Fund and the Chicago Capital Municipal Bond Fund may invest in mortgage-securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. Most of the securities are guaranteed by federally sponsored agencies such as Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae) or Federal Home Loan Mortgage Corporation (Freddie
Mac). However, some securities may be issued by private, non-government corporations. MBS issued by private agencies are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations are also higher.

The Funds stated above may also invest in  collateralized  mortgage  obligations
(CMOs) and real estate mortgage investment conduits (REMICs). A CMO is a bond which is collateralized by a pool of MBS, and a REMIC is similar in form to a CMO. These MBS pools are divided into classes with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. A planned amortization class (PAC) is a specific class of mortgages, which over its life will generally have the most stable cash flows and the lowest prepayment risk. Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

These Funds may also utilize interest only (IO) securities to increase the diversification of the portfolio and manage risk. An IO security is a class of MBS representing ownership in the cash flows of the interest payments made from a specified pool of MBS. The cash flow on this instrument decreases as the mortgage principal balance is repaid by the borrower.

(7) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income is accrued daily. Securities transactions are accounted for on the date securities are purchased or sold. The cost of securities sold is generally determined using the first-in, first-out method.

(8) FOREIGN CURRENCY: Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are

   ABN AMRO FUNDS
-----------------


                                                                OCTOBER 31, 2001
   NOTES TO FINANCIAL STATEMENTS - CONTINUED
   -----------------------------------------------------------------------------


recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the statement of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(9) FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Subchapter M of the Internal Revenue Code and to distribute substantially all of their respective net taxable income. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2001, the following Funds had available realized capital losses to offset future net capital gains through fiscal year ended:




                                             AMOUNT      EXPIRATION DATE
                                             ------      ---------------
Growth Fund ..........................   $ 21,737,222            2009
M&C Growth Fund ......................    113,814,617       2003-2009
TAMRO Large Cap Value Fund ...........        164,545            2009
Small Cap Fund .......................      2,914,646            2009
Veredus Aggressive Growth Fund .......     26,318,815       2006-2009
Veredus SciTech Fund .................        983,444       2008-2009
Chicago Capital Balanced Fund ........      5,663,432            2008
M&C Balanced Fund ....................     16,152,429            2009
Asian Tigers Fund ....................      6,569,649       2006-2009
Europe Equity Growth .................        692,757            2009
International Equity Fund ............      3,968,920            2009
Latin America Equity Fund ............      3,577,933       2006-2009
Chicago Capital Bond Fund ............      7,791,398       2005-2008
Chicago Capital Municipal Bond Fund ..        838,943       2002-2008


(10) DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions to shareholders are recorded on the ex-dividend date.

(11) MULTI-CLASS OPERATIONS: With respect to the Chicago Capital Growth Fund, the M&C Growth Fund, the Veredus Aggressive Growth Fund, the M&C Balanced Fund and the Chicago Capital Bond Fund, each class offered by these Funds has equal rights as to assets. Income, non-class specific expenses and realized and unrealized capital gains and losses, if any, are allocated to each class of shares based on the relative net assets of each class. Class specific expenses include distribution fees and reports to shareholder expenses.


(12) ORGANIZATION COSTS: Certain costs incurred in connection with the Veredus Aggressive Growth Fund's and the Real Estate Fund's organization have been capitalized and are being amortized on a straight-line basis over five years, commencing on June 30, 1998 and December 31, 1997, respectively. Latin America Equity Fund's organization costs began on July 1, 1996 and was fully amortized on June 30, 2001. Funds commencing operations subsequent to June 30, 1998 have had their organization costs paid by the Adviser.

(13) USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(14) AUDIT GUIDE: In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. Certain Funds currently do not amortize premiums. At this time, the Funds have not completed their analysis of the impact of this accounting change. It is not anticipated that the adoption of the Guide will have a significant effect on the financial statements.

NOTE (C)  DIVIDENDS  FROM NET  INVESTMENT  INCOME AND  DISTRIBUTIONS  OF CAPITAL
GAINS: With respect to the Chicago Capital Growth Fund, the Growth Fund, the M&C Growth Fund, the TAMRO Large Cap Value Fund, the Value Fund, the Talon Mid Cap Fund, the Chicago Capital Small Cap Value Fund, the Small Cap Fund, the TAMRO Small Cap Fund, the Veredus Aggressive Growth Fund, the Real Estate Fund, the Veredus SciTech Fund, the Chicago Capital Balanced Fund and the M&C Balanced Fund, dividends from net investment income are distributed quarterly and net realized gains from investment transactions, if any, are distributed to shareholders at least annually. With respect to the Asian Tigers Fund, the Europe Equity Growth Fund, the International Equity Fund and the Latin America Equity Fund, dividends from net investment income and net realized gains from investment transactions, if any, are distributed to share-

   ABN AMRO FUNDS
-----------------


                                                                OCTOBER 31, 2001
   NOTES TO FINANCIAL STATEMENTS - CONTINUED
   -----------------------------------------------------------------------------


holders at least annually. The Chicago Capital Bond Fund distributes net investment income to shareholders monthly and capital gains, if any, are distributed at least annually. The Chicago Capital Municipal Bond Fund declares dividends daily and pays net investment income monthly and net realized gains, if any, at least annually. The Chicago Capital Money Market Fund declares dividends daily from its net investment income. The Chicago Capital Money Market Fund and the Chicago Capital Municipal Bond Fund's dividends are payable monthly and are automatically reinvested in additional Fund shares, at the month-end net asset value, for those shareholders that have elected the reinvestment option. Differences in dividends per share between classes of the Chicago Capital Growth Fund, the M&C Growth Fund, the Veredus Aggressive Growth Fund, the M&C Balanced Fund, and the Chicago Capital Bond Fund are due to different class expenses.

Net investment income and realized gains and losses for federal income tax purposes may differ from those reported on the financial statements because of permanent book and tax basis differences.

Permanent differences between book and tax basis reporting for the 2001 fiscal year have been identified and appropriately reclassified as indicated below. These reclassifications have no impact on net assets.


                                    ACCUMULATED       ACCUMULATED
                                 UNDISTRIBUTED NET   NET REALIZED      PAID IN
FUND                             INVESTMENT INCOME     GAIN/LOSS       CAPITAL
----                             -----------------     ---------       -------
Chicago Capital Growth Fund ...        878,132                --      (878,132)
Growth Fund ...................        191,244               503      (191,747)
Montag & Caldwell Growth Fund .         (3,126)            3,126            --
TAMRO Large Cap Value Fund ....            (45)               69           (24)
Talon Mid Cap Fund ............        168,853                --      (168,853)
Chicago Capital
  Small Cap Value Fund ........        (60,069)           60,069            --
Small Cap Fund ................         62,825             9,397       (72,222)
TAMRO Small Cap Fund ..........         (1,516)            1,558           (42)
Veredus Aggressive Growth Fund       1,983,708               327    (1,984,035)
Real Estate Fund ..............        (52,516)           77,713       (25,197)
Veredus SciTech Fund ..........            459                --          (459)
Chicago Capital Balanced Fund .         11,372        (5,973,142)    5,961,770
Montag & Caldwell Balanced Fund         (7,280)            7,280            --
Asian Tigers Fund .............         (2,504)           29,286       (26,782)
Europe Equity Growth Fund .....         69,029           958,354    (1,027,383)
International Equity Fund .....        437,102           262,455      (699,557)
Latin America Equity Fund .....         31,002           466,212      (497,214)
Chicago Capital Bond Fund .....         (4,813)       (6,953,530)    6,958,343
Chicago Capital
  Municipal Bond Fund .........             --          (623,940)      623,940


Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.


NOTE (D) SHARES OF BENEFICIAL INTEREST: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. At October 31, 2001, Chicago Capital Management, Inc. owned one share of the Veredus SciTech Fund, the TAMRO Large Cap Value Fund and the TAMRO Small Cap Fund.


NOTE (E) INVESTMENT TRANSACTIONS: Aggregate purchases and proceeds from sales of investment securities (other than short-term investments) were as follows:

                                AGGREGATE PURCHASES               PROCEEDS FROM SALES
                                -------------------               -------------------
                            U.S. GOVERNMENT       OTHER       U.S. GOVERNMENT        OTHER
                            ---------------       -----       ---------------        -----
Chicago Capital
  Growth Fund (a) ........   $         --    $  173,123,566    $        --      $   90,422,481
Growth Fund (b) ..........             --        83,878,847             --          61,737,962
M&C Growth Fund (a) ......             --     1,282,997,974             --       1,573,126,530
TAMRO Large Cap
  Value Fund (a) .........        257,934         7,917,886             --           2,891,864
Value Fund (b) ...........             --        90,131,008             --          77,885,461
Talon Mid Cap
  Fund (a) ...............             --        33,724,531             --          25,586,519
Chicago Capital
  Small Cap
  Value Fund (a) .........             --        48,771,966             --          64,599,815
Small Cap Fund (b) .......             --        40,626,160             --          42,006,728
TAMRO Small
  Cap Fund (a) ...........        198,361         3,980,407        200,000           2,246,046
Veredus Aggressive
  Growth Fund (a) ........             --       503,276,223             --         387,730,999
Real Estate Fund (b) .....             --         3,193,787             --           8,742,371
Veredus SciTech
  Fund (a) ...............             --         9,359,991             --           7,650,479
Chicago Capital
  Balanced Fund (a) ......     35,099,956        63,464,043     44,690,320          69,131,948
M&C Balanced
  Fund (a) ...............      8,672,963       127,665,923     12,066,572         124,255,312
Asian Tigers Fund (b) ....             --         6,431,133             --           8,826,306
Europe Equity
  Growth Fund (b) ........             --         3,564,394             --           3,562,661
International
  Equity Fund (b) ........             --        31,426,001             --          51,219,126
Latin America
  Equity Fund (b) ........             --        48,989,572             --          56,928,618
Chicago Capital
  Bond Fund (a) ..........    106,142,647        75,462,752     71,138,816          42,556,827
Chicago Capital
  Municipal
  Bond Fund (a) ..........             --        17,027,036             --          12,359,239

(a) For the year ended October 31, 2001.

(b) For the ten months ended October 31, 2001.

NOTE (F) ADVISORY, ADMINISTRATION AND DISTRIBUTION SERVICES AGREEMENTS: Under various Advisory Agreements with the Funds, each Adviser provides investment advisory services to the Funds. During the period, investment advisory fees were not changed as a result of the

   ABN AMRO FUNDS
-----------------

                                                                OCTOBER 31, 2001
   NOTES TO FINANCIAL STATEMENTS - CONTINUED
   -----------------------------------------------------------------------------


reorganization of the funds. The advisory fee rates for the period were as follows:


                                      EXPENSES LIMITATIONS
                                      --------------------
                         INVESTMENT ADVISORY FEES       VOLUNTARY    CONTRACTUAL
                         ------------------------       ---------    -----------
Chicago Capital
  Growth-Class N                 0.70%                    1.10%          N/A
Chicago Capital
  Growth-Class I                 0.70%                    0.85%          N/A
Growth-Class N                   0.80%                     N/A          1.05%
M&C Growth-Class N           0.80% on first
                              $800,000,000
                         0.60% over $800,000,000          1.30%          N/A
M&C Growth-Class I            0.80% on first
                              $800,000,000
                         0.60% over $800,000,000          0.98%          N/A
TAMRO Large Cap
  Value-Class N                  0.80%                     N/A          1.20%
Value-Class N                    0.80%                     N/A          1.08%
Talon Mid Cap-Class N            0.80%                     N/A          1.30%
Chicago Capital Small
  Cap Value-Class N              1.00%                     N/A          1.40%
Small Cap-Class N                0.80%                     N/A          1.18%
TAMRO Small Cap
  Value-Class N                  0.90%                     N/A          1.30%
Veredus Aggressive
  Growth-Class N                 1.00%                     N/A          1.40%
Veredus Aggressive
  Growth-Class I                 1.00%                     N/A          1.15%
Real Estate-Class N              1.00%                     N/A          1.37%
Veredus SciTech-Class N          1.00%                     N/A          1.50%
Chicago Capital
  Balanced-Class N               0.70%                    1.10%          N/A
M&C Balanced-Class N             0.75%                    1.25%          N/A
M&C Balanced-Class I             0.75%                    1.00%          N/A
Asian Tigers-Class N             1.00%                     N/A          2.48%
Europe Equity
  Growth-Class N                 1.00%                     N/A          2.04%
International
  Equity-Class N                 1.00%                     N/A          1.41%
Latin America-Class N            1.00%                     N/A          2.80%
Chicago Capital
  Bond-Class N                   0.55%                     N/A          0.74%
Chicago Capital
  Bond-Class I                   0.55%                     N/A          0.49%
Chicago Capital Municipal
  Bond-Class N                   0.60%                    0.50%          N/A
Chicago Capital Money
  Market-Class N                 0.40%                     N/A           N/A


The voluntary expense reimbursements may be terminated at the discretion of the Advisers.

Mellon Equity Associates, LLP and Delaware Management Company have entered into investment sub-advisory agreements with the Adviser and serve as sub-advisers to the Value Fund and the Small Cap Fund, respectively. Sub-advisory fees are paid by the Adviser. These fees are accrued daily and paid monthly.

Alleghany Investment Services, Inc. ("AIS") served as the Administrator for the Chicago Capital Growth Fund, the M&C Growth Fund, the TAMRO Large Cap Value Fund, the Talon Mid Cap Fund, the Chicago Capital Small Cap Value Fund, the TAMRO Small Cap Fund, the Veredus Aggressive Growth Fund, the Veredus SciTech Fund, the Chicago Capital Balanced Fund, the M&C Balanced Fund, the Chicago Capital Bond Fund, the Chicago Capital Municipal Bond Fund and the Chicago Capital Money Market Fund for the period November 1, 2000 through September 26, 2001. For the period January 1, 2001 through September 26, 2001, ABN AMRO Fund Services, Inc. ("AAFS") was the administrator for the Growth Fund, the Value Fund, the Small Cap Fund, the Real Estate Fund, the Asian Tigers Fund, the Europe Equity Growth Fund, the International Equity Fund and the Latin America Fund and was entitled to a fee calculated daily and paid monthly at an annual rate of 0.15% of the average daily net assets sub-administration and custody liaison fees were not charged prior to September 27, 2001. Effective September 27, 2001, ABN AMRO Investment Fund Services, Inc. ("AAIFS") serves as the Administrator for all the Funds. For services provided, AAIFS receives the following fees:

                       ADMINISTRATION FEES                            CUSTODY LIAISON FEES
                       -------------------                            --------------------
                                          AVERAGE
FEE (% OF FUNDS' AGGREGATE                DAILY NET           ANNUAL FEE      AVERAGE DAILY NET ASSETS
     DAILY NET ASSETS)                     ASSETS             (PER FUND)              (PER FUND)
     ----------------                      ------              --------                --------
         0.060                        up to $2 billion          $10,000           up to $100 million
         0.050                  $2 billion to $12.5 billion     $15,000      $100 million to $500 million
         0.045                       over $12.5 billion         $20,000           over $500 million



PFPC Inc. ("PFPC") serves as Sub-Administrator of the Funds and receives fees, which are paid to PFPC by the Administrator. PFPC receives fees based upon the following schedule:


                 SUB-ADMINISTRATION FEES                  CUSTODY LIAISON FEES
                 -----------------------                  --------------------
        FEE (% OF
     FUNDS' AGGREGATE                 AVERAGE DAILY            ANNUAL FEE
     DAILY NET ASSETS)                 NET ASSETS              (PER FUND)
     ----------------                  ----------               --------
         0.045                     up to $2 billion             $10,000
         0.040                  $2 billion to $3 billion
         0.030                  $3 billion to $8 billion
         0.025                  $8 billion to $12 billion
         0.020                     over $12 billion


Effective September 27, 2001, ABN AMRO Distribution Services (USA) Inc. serves as principal underwriter and distributor of the Funds' shares. Pursuant to a Rule 12b-1 distribution plan (the "Plan") adopted by the Funds, with the exception of the Chicago Capital Money Market Fund, with respect to Class N Shares, the Funds pay certain expenses associated with the distribution of their shares. Under the Plan, each Fund may pay actual expenses not exceeding, on an annual basis, 0.25% of each participating Fund's average daily net assets. From January 1, 2001 to September 26, 2001, PFPC Distributors, Inc., a

   ABN AMRO FUNDS
-----------------

                                                                OCTOBER 31, 2001
   NOTES TO FINANCIAL STATEMENTS - CONTINUED
   -----------------------------------------------------------------------------


wholly-owned subsidiary of PFPC Inc., served as principal underwriter and distributor of the Funds' shares for the Chicago Capital Growth Fund, the M&C Growth Fund, the TAMRO Large Cap Value Fund, the Talon Mid Cap Fund, the Chicago Capital Small Cap Value Fund, the TAMRO Small Cap Fund, the Veredus Aggressive Growth Fund, the Veredus SciTech Fund, the Chicago Capital Balanced Fund, the M&C Balanced Fund, the Chicago Capital Bond Fund and the Chicago Capital Municipal Bond Fund. Prior to PFPC Distributors, Inc., Provident Distributors, Inc. acted as the exclusive distributor of the Trust's shares. The Class I Shares of the Chicago Capital Growth Fund, the M&C Growth Fund, the Veredus Aggressive Growth Fund, the Chicago Capital Balanced Fund, the M&C Balanced Fund and the Chicago Capital Bond Fund do not have distribution plans.

The Trust does not compensate its officers or affiliated Trustees. The Trust pays each unaffiliated Trustee $4,000 per Board of Trustees' meeting attended and an annual retainer of $4,000 and reimburses each unaffiliated Trustee for out-of-pocket expenses.

NOTE (G) CREDIT AGREEMENT: The Credit Agreement, dated August 14, 2000, provides the Trust with a revolving credit facility up to $50 million utilizing J.P. Morgan Chase & Co. The facility is shared by the Funds and is available for temporary, emergency purposes including liquidity needs in meeting redemptions. The annual commitment fee is 0.09% of the unused portion of the facility and the interest rate is equivalent to the Federal Funds Rate plus 0.45%. An additional facility fee of $50,000 is charged annually to the Trust. Borrowings must be repaid within 30 days. At October 31, 2001, there were no borrowings outstanding against the line of credit.

NOTE (H) PAYMENTS RECEIVED FROM AFFILIATES/SERVICE PROVIDER(S): The Europe Equity Growth Fund has recorded a payment from affiliates/service provider(s) of $16,638 for the period ended October 31, 2001 which represents the remaining amount of loss sustained by this Fund arising from the delay in the execution of certain foreign currency contracts during December 2000. The recorded amount represents the remaining difference in the exchange rate of U.S. Dollars and the Euro for the period of time in which the Fund's cash balances were invested in U.S. Dollars. This amount has been paid to the Europe Equity Growth Fund by its service provider(s).


SHAREHOLDER VOTING RESULTS (UNAUDITED): At a Special Shareholder Meeting held on August 24, 2001:


(1) Shareholders of the following Funds approved a plan of Reorganization:


NAME OF FUND:                   VOTED FOR:      VOTED AGAINST:      ABSTAINED:
-------------                   ----------      --------------      ----------
Growth Fund ..............   15,941,099.807       5,380.701          46,675.180
Value Fund ...............   11,976,430.816         969.952          15,705.370
Small Cap Fund ...........    5,376,629.056         330.000           6,597.000
Real Estate Fund .........    1,362,954.000              --                  --
Asian Tigers Fund ........    2,468,872.640         773.690           5,970.852
Europe Equity Growth Fund     2,003,957.000              --                  --
International Equity Fund     3,886,075.553         761.000           3,429.000
Latin America Fund .......    1,293,015.995         199.000           5,519.000
ABN AMRO Balanced Fund ...    6,859,757.010              --           4,728.152
ABN AMRO Fixed Income Fund   18,727,968.560              --         134,823.000
ABN AMRO Tax-Exempt
    Fixed Income Fund ....    2,127,488.574              --          17,965.100


(2) Shareholders of the following Funds approved the 12b-1 Distribution Plan:


NAME OF FUND:                   VOTED FOR:      VOTED AGAINST:      ABSTAINED:
-------------                   ----------      --------------      ----------
Growth Fund ..............   15,937,828.135       8,652.373          46,675.180
Value Fund ...............   11,972,895.201       1,456.967          18,753.970
Small Cap Fund ...........    5,376,158.039         801.017           6,597.000
Real Estate Fund .........    1,362,954.000              --                  --
Asian Tigers Fund ........    2,465,320.611       4,325.719           5,970.852
Europe Equity Growth Fund     2,003,957.000              --                  --
International Equity Fund     3,886,075.553         761.000           3,429.000
Latin America Fund .......    1,292,808.466         406.529           5,519.000


TAX INFORMATION (UNAUDITED): In accordance with Federal tax law, the following ABN AMRO Funds hereby make the designations indicated below regarding their fiscal year ended October 31, 2001.

The following are the percentage of the income dividends qualifying for the dividends received deduction available to corporations:




NAME OF FUND                                                          PERCENTAGE
------------                                                          ----------
Montag & Caldwell Growth Fund ...................................       100.00%
TAMRO Large Cap Value Fund ......................................       100.00%
Value Fund ......................................................       100.00%
Talon Mid Cap Fund ..............................................        27.90%
Chicago Capital Small Cap Value Fund ............................       100.00%
TAMRO Small Cap Fund ............................................        59.04%
Veredus Scitech Fund ............................................         1.04%
Chicago Capital Balanced Fund ...................................        19.01%
Montag & Caldwell Balanced Fund .................................        27.41%

--------------------------------------------------------------------------------

   ABN AMRO FUNDS
-----------------

                                                                OCTOBER 31, 2001
   NOTES TO FINANCIAL STATEMENTS - CONTINUED
   -----------------------------------------------------------------------------


For the year ended October 31, 2001, 100.00% of the income distributions made by the Chicago Capital Municipal Bond Fund were exempt from federal income taxes.


Additionally during the period, the following funds paid long-term capital gain distributions as listed below.



NAME OF FUND                                    DISTRIBUTION
------------                                    ------------
Chicago Capital Growth Fund ...............     $59,851,393
Growth Fund ...............................         $24,505
Montag & Caldwell Growth Fund .............    $337,719,129
Value Fund ................................        $577,247
Talon Mid Cap Fund ........................      $4,030,189
Chicago Capital Small Cap Value Fund ......        $304,505
Chicago Capital Balanced Fund .............     $31,403,455
Montag & Caldwell Balanced Fund ...........     $11,093,512


Shareholders should not use the above information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2002.

   ABN AMRO FUNDS
-----------------


   REPORT OF INDEPENDENT AUDITORS
   -----------------------------------------------------------------------------


To the Shareholders and Board of Trustees of ABN AMRO Funds


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Chicago Capital Growth Fund, Growth Fund, Montag & Caldwell Growth Fund, TAMRO Large Cap Value Fund, Value Fund, Talon Mid Cap Fund, Chicago Capital Small Cap Value Fund, Small Cap Fund, TAMRO Small Cap Fund, Veredus Aggressive Growth Fund, Real Estate Fund, Veredus SciTech Fund, Chicago Capital Balanced Fund, Montag and Caldwell Balanced Fund, Asian Tigers Fund, Europe Equity Growth Fund, International Equity Fund, Latin America Fund Equity Fund, Chicago Capital Bond Fund, Chicago Capital Municipal Bond Fund, and Chicago Capital Money Market Fund (the "Funds")(twenty-one of the Funds constituting the ABN AMRO Funds (the "Trust")), as of October 31, 2001 and the related statement of operations and the statement of changes in net assets and financial highlights for the periods indicated therein except as indicated below. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets of the Chicago Capital Growth Fund, Montag & Caldwell Growth Fund, Talon Mid Cap Fund, Chicago Capital Small Cap Value Fund, Veredus Aggressive Growth Fund, Veredus SciTech Fund, Chicago Capital Balanced Fund, Montag & Caldwell Balanced Fund, Chicago Capital Bond Fund, Chicago Capital Municipal Bond Fund, and Chicago Capital Money Market Fund for the year ended October 31, 2000, and the financial highlights for each of the periods indicated therein, were audited by other auditors whose report dated December 18, 2000 expressed an unqualified opinion on those financial statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 2001 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned portfolios of ABN AMRO Funds at October 31, 2001, the results of their operations, changes in their net assets and financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States.



                                                           /S/ ERNST & YOUNG LLP

Chicago, Illinois
December 17, 2001

                       This page intentionally left blank.

Guide to Shareholder Benefits
--------------------------------------------------------------------------------


We're delighted to offer all ABN AMRO Funds shareholders a variety of services and convenient options. To receive more information about any of these benefits, simply call a Shareholder Services Representative Monday through Friday, 9 a.m.
- 7 p.m. ET.

THE EASY WAY TO GROW YOUR
ACCOUNT: START AN AUTOMATIC INVESTMENT PLAN(1)

For N class shareholders, systematic investing is an easy, effortless way to help reach any investment goal. Just choose a fixed amount, and we'll automatically deduct it from your checking or savings account on a regular schedule and invest it in your ABN AMRO Funds account. The service is free, and the minimum initial investment is $50.

COMPOUND YOUR EARNINGS WITH AUTOMATIC DIVIDEND REINVESTMENT

By automatically reinvesting dividends into your Fund account, your profits can mount. Monthly and quarterly dividends and annual capital gain distributions are reinvested at no charge.


LOW MINIMUM INITIAL INVESTMENTS

The minimum initial investment for N class shares of ABN AMRO Funds is just $2,500 ($500 for IRAs). And subsequent investments can be as low as $50.

FREE CHECK WRITING SERVICES AVAILABLE

If you are an investor in ABN AMRO/Chicago Capital Money Market Fund, you can take advantage of free check writing privileges. Checks must be written for $100 or more.

ACCESS INFORMATION AND MAKE TRANSACTIONS ONLINE AT OUR
WEB SITE

You can access account balances, obtain fund information and make transactions online 24 hours a day, 7 days a week.





(1)Periodic investment plans involve continuous investments in securities regardless of price. You should consider your financial ability to continue to purchase shares through periods of both high and low price levels. This plan does not assure a profit and does not protect against loss in declining markets.




--------------------------------
     www.abnamrofunds.com
--------------------------------


Our Shareholder Services Line
Is at Your Service 24 Hours a Day

----------------
  800 992-8151



Shareholder Services Representatives are available to assist you Monday - Friday 9 a.m. to 7 p.m., ET. Or, call any time, day or night, for automated account information to make exchanges or check fund performance.

[LOGO OMITTED.]

ABN AMRO FUNDS



  TRUSTEES

  Leonard F. Amari*
  Stuart D. Bilton, Chairman
  Arnold F. Brookstone*
  Robert Feitler*
  Robert Kushner*
  Gregory T. Mutz*
  Robert Scherer*
  Nathan Shapiro*
  Denis Springer*
  James Wynsma

  *UNAFFILIATED TRUSTEE


  ADVISERS

  ABN AMRO Asset Management (USA) LLC
  161 North Clark Street
  Chicago, IL 60601

  Chicago Capital Management, Inc.
  161 North Clark Street
  Chicago, IL 60601

  Montag & Caldwell, Inc.
  3455 Peachtree Road, NE, Suite 1200
  Atlanta, GA 30326

  TAMRO Capital Partners LLC
  1660 Duke St.
  Alexandria, VA 22314

  Veredus Asset Management LLC
  One Paragon Centre
  6060 Dutchmans Lane, Suite 320
  Louisville, KY 40205


  SHAREHOLDER SERVICES

  PFPC Inc.
  4400 Computer Drive
  Westborough, MA 01581

  DISTRIBUTOR

  ABN AMRO Distribution Services (USA) Inc.
  3200 Horizon Drive
  King of Prussia, PA 19406



  OFFICERS

  Kenneth C. Anderson, President
  Gerald F. Dillenburg, Senior Vice President,
     Secretary and Treasurer
  Debra Bunde Reams, Vice President
  Laura M. Hlade, Assistant Treasurer
  Michael A. Cozzi, Assistant Treasurer
  Marc J. Peirce, Assistant Secretary


  CUSTODIANS

  Bankers Trust
  One Bankers Trust Place
  New York, NY 10001

  J.P. Morgan Chase
  3 Chase MetroTech Center, 8th Floor
  Brooklyn, NY 11245


  LEGAL COUNSEL

  Vedder, Price, Kaufman & Kammholz
  222 N. LaSalle Street
  Chicago, IL 60601


  AUDITOR

  Ernst & Young LLP(1)
  Sears Tower
  233 S. Wacker Drive
  Chicago, IL 60606

  (1) On January 22, 2001, the Board of Trustees of the Alleghany Funds selected Ernst & Young LLP to serve as independent auditors, replacing KPMG LLP.

THIS REPORT IS SUBMITTED FOR GENERAL INFORMATION TO THE SHAREHOLDERS OF THE FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS WHICH INCLUDES DETAILS REGARDING THE FUNDS' OBJECTIVES, POLICIES, EXPENSES AND OTHER INFORMATION.


                                                                         ABAN-01